MFS(R)/Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 1997

Capital Appreciation Series
Conservative Growth Series
Emerging Growth Series
MFS(R)/Foreign & Colonial Emerging
 Markets Equity Series
MFS(R)/Foreign & Colonial International
 Growth Series
Managed Sectors Series
Research Series
Research Growth and Income Series
Total Return Series
Utilities Series
Value Series
World Growth Series

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Dear Contract Owners:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2-1/2%.

Global Outlook
Increased liquidity has continued to support international equity markets this year, while disinflationary forces have continued despite somewhat stronger world economic growth. While the strength of the U.S. dollar versus the Japanese yen earlier this year resulted in stronger performance for Japanese exporters, the value-added tax seems to have slowed the overall Japanese economy. In Europe, meanwhile, uncertainty over European monetary union continues, although stocks of some European companies have benefited from restructuring and the use of technology to increase productivity. Perhaps the brightest international story has been the performance of the emerging markets, all of which have seen rapidly expanding economies and higher earnings, thanks in part to significant shifts in their economic policies.

Bond Markets
In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

Stock Market
We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

/s/ John D. McNeil

John D. McNeil
Chairman

July 14, 1997


Capital Appreciation Series
For the six months ended June 30, 1997, the Series provided a total return of 15.28%, which compares to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged index of common stock total return performance. The Series has benefited from an increased weighting in large-capitalization stocks with consistent earnings growth, such as Tyco International, United Technologies, and Bristol-Myers Squibb, all of which were significant performers in the first half of the year. Tyco, which will merge with ADT Ltd. in early July, is a diversified manufacturing company whose complementary acquisitions, as well as its high-quality management team, could result in high earnings growth over the next three years, adding to contract owners value.

In the technology sector, the Series' largest, stocks in businesses such as computer software, semiconductors, and networking added to performance during the period, although this weighting has been reduced slightly over the past six months. Large technology holdings such as Oracle Systems and Computer Associates are major beneficiaries of the deployment of client/server technology in the corporate environment. Personal computer companies such as Microsoft, which develops operating systems and application software, continue to report very strong earnings growth. This sector can be volatile at times, but we believe its high, long-term past performance results make it attractive. It is important to emphasize that the companies in this sector are selected individually and that the large weightings represent the number of well-positioned companies we have identified in this area.

Other holdings in the Series such as Intel Corp., HFS, Inc., and Wisconsin Central Transportation underperformed the S&P 500 during the first half, but we continue to view them as attractive investments. For example, HFS, Inc., which owns a number of hotel, rental car, and real estate franchise systems, continues to benefit from higher hotel room rates and increased occupancy. Also, the Series maintains a significant weighting in mid-capitalization stocks, which significantly underperformed the S&P 500 as a group.

Finally, this period of moderate economic growth and inflation has provided a positive backdrop for further growth in corporate earnings and continued appreciation of the stock market. Cash levels have been raised as a buying reserve should any market correction occur. We remain committed to finding the best earnings growth available, at the most reasonable valuations, in trying to shape the Series for the future.

Conservative Growth Series
For the six months ended June 30, 1997, the Series provided a total return of 18.97%, which compares to a 20.60% return for the S&P 500. The Series' slight underperformance versus the S&P 500 during the past six months can be attributed to four

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sectors: energy, health care, industrial goods and services, and transportation. The companies held in the Series in each of these sectors are leaders in their respective industries and, overall, performed well during the period; however, they were unable to maintain the torrid pace of equivalent sectors in the S&P 500. The Series did outperform the S&P 500 in the financial services, basic materials, technology, leisure, and utilities and communications sectors during the period.

Sector weightings in the Series have shifted slightly. Most notably, the health care sector increased by 2.2%. Select pharmaceutical companies have introduced new products that have been well received, resulting in strong revenue growth. In addition, the slow-growth, low-inflation economic environment has allowed choice banks and insurance companies to flourish during the first half of 1997, and many of the banking and insurance stocks in the Series have performed well.

Several companies within the chemical and specialty chemical industries, including du Pont, Air Products and Chemicals, and Praxair, have also enhanced the Series' return. These companies have achieved strong stock performance through focused cost-savings efforts and the introduction of new, higher-margin products and services that have complemented their existing product lines.

The Series' weighting in the technology sector increased 1.8% during the past six months. Several stocks within this sector contributed positively to the Series' performance, including Microsoft, BMC Software, Sony Corp., and Lucent Technologies. These companies have developed what we regard as solid competitive positions within their industries that have translated into successful stock performance. We believe that the earnings outlook for all of the technology companies held in the Series remains strong.

The Series remains underweighted in energy, automobiles and housing, and utilities and communications. While individual stocks within these sectors can positively contribute to the Series' return, we have determined that the earnings outlook for many of the companies in these sectors remains bleak. We have also reduced our exposure to the transportation sector based on an uncertain profit picture.

Emerging Growth Series
For the six months ended June 30, 1997, the Series provided a total return of 10.48%. This compares to a 10.20% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 20.60% return for the S&P 500 for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The performance of the Series and the Russell 2000 relative to the S&P 500 has been hampered by the underperformance of small, rapidly growing companies, the continuation of a trend that began in the summer of 1996. Not only have smaller stocks underperformed, but so have mid-capitalization stocks. Because of this underperformance, we believe the smaller companies are currently very attractively valued, although we are unsure what catalyst will re-ignite interest in this sector, or when. However, we remain confident that earnings growth will eventually be recognized.

One action that we have taken is to increase the Series' average company size as measured by market capitalization, a move that has helped performance. Despite this increase in size, we have not altered the Series' growth characteristics. While a short-term abandoning of our focus might be appealing, history has shown that a focus on smaller, rapidly growing companies has rewarded investors (although past performance is no guarantee of future results).

More important than sector selection this year has been stock selection. Technology companies have benefited the Series this year, including companies in the software industry such as Compuware, Altera, BMC Software, and MicroWarehouse, all of which have been strong performers. Meanwhile, Cadence Design and Synopsys, both market leaders in the software industry, have been laggards.

Most health maintenance organizations (HMOs) have performed well this year, with United Healthcare being an excellent performer.

A major disappointment so far this year has been HFS, Inc., the nation's largest hotel and real estate franchiser. While HFS has far exceeded analysts' earnings estimates in each quarter for the past year, enhancing its future prospects, Wall Street has chosen to ignore the company and its valuation has suffered, which we believe to be a temporary phenomenon. The management team at HFS has been responsible for a 14-fold increase in its stock price over the past five years and, while we are discouraged by the company's recent stock price performance, cash flow and earnings for this year are substantially in excess of what we would have expected a year ago, and we see strong gains ahead.


In the U.S. economy as a whole, there are several sectors in which we see very strong growth. The software industry is expected to grow its earnings in excess of 30% in 1997 and in excess of 25% in 1998 -- the fastest growth of any industry. Similarly, above-average growth is expected for the health care and consumer industries. These three sectors are among the largest weightings in the Series, and we expect them to grow their earnings in excess of 20% in 1997, a healthy pace when compared to the 12% to 13% anticipated earnings growth for corporate America as a whole.


One sector that did not perform well in 1996, but has rebounded nicely in 1997, is health care, a resurgence which was reflected in the strong performance of our large positions in several HMOs. After profit margins compressed in 1996, premiums have been rising in excess of costs so far this year, a trend we expect to continue.


MFS(R)/Foreign & Colonial Emerging Markets Equity Series
For the six months ended June 30, 1997, the Series provided a total return of 21.97%. This compares to a 17.87% return for the Lipper Emerging Markets Funds Index, as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and to a 17.75% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. The Lipper indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Emerging markets have shown much better performance over the past year after a generally poor performance in 1994 and 1995. The Series has outperformed the MSCI EMF Index by having above-index weightings in most of Latin America, including Brazil, Mexico, Colombia, and Peru, and below-index weightings in South Africa. The Series has outperformed the Lipper Index primarily due to its


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higher weightings in Brazil, Mexico, Colombia, Russia, Egypt, and Morocco,
while having lower weightings in Malaysia, Indonesia, Thailand, and the Philippines.

The Series remains well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, and food and beverages. The largest country weightings are Brazil, Mexico, Hong Kong, and India. Within Asia, we have sold most of our investments in Thailand, South Korea, the Philippines, and Indonesia, preferring instead Hong Kong, which is being re-rated upward following the handover to China in mid-1997. We also remain positive on India due to improving domestic liquidity and falling interest rates. Elsewhere in Asia, we remain cautious, given our concern that structural imbalances in the region's economies may continue to have a negative impact on their stock markets.

We remain, on the whole, positive on other emerging market countries. Our largest position in Latin America remains in Brazil, where interest rates have been steadily easing and reforms are continuing while the stock market continues to re-rate on the back of strong earnings growth. We are also positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe to be an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

In other emerging markets, Russia, Egypt, Portugal, and Greece deserve special mention. Russia was among the best-performing markets in the world in 1996 and continues to move strongly higher in 1997, primarily due to continued liberalization at the political and company level. The Egyptian economy is the strongest in the Middle East as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Portugal has demonstrated, over the past 12 months, that its management of its economy is among the best in Western Europe. This has been validated by the MSCI, which recently announced that Portugal's stock market will be in its developed, rather than emerging, market index series beginning in December. Greece is another country that has decided on an accelerated reform program following the landslide victory by Prime Minister Simitis in September last year, which has led to falling inflation and interest rates. Having been cautious on the South African stock market for most of the past year, we are now seeing some value there following the sharp fall of the rand and the likely peaking in inflation and interest rates.


MFS(R)/Foreign & Colonial International Growth Series
For the six months ended June 30, 1997, the Series provided a total return of 3.86%. This compares to an 11.36% return for the MSCI Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities, and to a 13.98% return for the Lipper International Funds Index. The Series' exposure to smaller companies was reduced over the past six months, and the money raised was reinvested in blue-chip stocks. With equity markets being driven by liquidity and deregulation and restructuring gathering pace, we felt that blue chips would benefit more than smaller companies. Investors tend to focus on larger, more liquid stocks when trying to invest large sums of money and, in addition, the restructuring theme tends to benefit larger companies with more room to cut costs.

The Series' weighting in Japan is similar to that of other funds in its Lipper universe. Japanese blue-chip stocks with overseas exposure such as Canon, Omron, and TDK, all of which the Series holds, continue to set all-time highs as a result of Japanese yen weakness. The Series' weighting in smaller Japanese companies has been reduced. These companies continue to suffer from weak sentiment and, being domestically oriented, have failed to benefit from the weak currency.

In the United Kingdom, we believe economic fundamentals remain strong, although interest rates will almost certainly have to rise in the second or third quarter in order to head off inflation. This, together with uncertainties regarding the new government, the impact of a strong sterling on corporate earnings, and volatility in the European and U.S. markets, may impact equities in the shorter term. One of the best-performing sectors in the U.K. market has been the banking sector. The Series owns Lloyds Bank, which we view as a quality company with the fastest earnings growth in the sector and one of the most profitable banks in the world. This stock is also benefiting from the technical squeeze in the banking sector as index funds scramble to increase their weightings in banks ahead of the public offerings of several building societies (savings and loans).

Within continental Europe, growth remains weak relative to the United States and the United Kingdom, and we see little need for interest rates to rise in the near term. Worries over European monetary union continue, with the major concern being whether or not it can proceed on time and in what form. Meanwhile, the corporate restructuring theme in Germany is beginning to gather pace. Volkswagen, a company held in the Series, has re-engineered its manufacturing process and can now produce its main model, the VW Golf, in 17 hours, compared with the 34 hours it used to take. All Volkswagen models are now produced from only four platforms, which has significantly reduced costs.

The Series continues to have a sizable exposure to emerging markets, with a tilt toward Latin America. Brazil is our favored market given falling inflation rates and structural changes in the telecommunications sector, in which Telebras is a core holding. The Series also benefited from its exposure to Eastern Europe, where Russia, in particular, has moved sharply upward.


Managed Sectors Series
For the six months ended June 30, 1997, the Series provided a total return of 13.61%. This compares to a 20.60% return for the S&P 500. The Series continues to be invested in many of the same sectors as outlined in our year-end review, but significant changes within those sectors have occurred over the past six months. For example, the Series' technology weighting was modestly increased, despite a major reduction in semiconductor holdings, with the sales of Intel, National Semiconductor, and VLSI Technologies. Also sold were the Electronic Arts and Cabletron holdings, and the Sun Microsystem position was reduced. Proceeds from these sales funded new technology holdings in IBM, Sony, Compaq, and Synopsys and in networking stocks such as 3Com, Aspect Telecommunications, Cisco, and Ascend Communications.

The health care sector also saw significant changes, resulting in a modest weighting reduction. HMO stocks Pacificare Health Systems and Coventry Corp. were sold due to what we viewed as deteriorating company fundamentals, while Healthsource was acquired and the stock subsequently tendered. Proceeds from these moves funded new positions in Aetna and CIGNA, both with growing exposure to the HMO industry, as well as an increased weighting in United Healthcare, the leader in the industry. Positions in drug stocks Pharmacia Upjohn and Rhone-Poulenc Rorer were replaced with Bristol-Myers Squibb. Finally, HEALTHSOUTH was sold on higher valuation, and new positions focusing on drug distribution -- Cardinal Health, Amerisource, McKesson, and Smith's Food and Drug -- were initiated.


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The "other" category was concentrated to include fewer names, with one of them being Tyco International which, through its acquisitions of both ADT and Keystone International, each of which was already held in the portfolio, now represents over 10% of the Series' assets. Sales were also made of McDonnell Douglas, Colgate, Sears, PowerGen, and MCI Communications as their valuations increased, and of Staples, Gymboree, and Advanta Corp. as their fundamentals changed. Small positions were added in paper stocks such as Stone Container and Jefferson Smurfit, tobacco stocks Philip Morris and RJR Nabisco, as well as Waste Management Technologies.

In the leisure category, hotel stocks such as Hilton and ITT Corp. were added, while positions in HFS and LaQuinta were increased. Among gaming issues, MGM Grand, Argosy, and Showboat were sold. Energy holdings in the oil services sector, one of the Series' best-performing areas, continue to be trimmed on strength, but the original weighting has not changed over the past six months because we remain confident that the group's earnings momentum will continue for the foreseeable future.

Looking ahead, expectations of modest economic growth and subdued inflation should continue to provide a positive backdrop for financial assets, particularly equities. But this environment, which puts a premium on both the visibility and growth of earnings, has not gone unnoticed by investors and is, thus, unforgiving of disappointments. The stock market rally year to date has broadly discounted much of the good news, resulting in most industry groups appearing to be fairly valued and further increasing the importance of stock selection over sector selection. In this environment, we believe the best course for the Series is to concentrate holdings in companies that are led by strong management teams and that have visible earnings growth and attractive relative valuations.

Research Series
For the six months ended June 30, 1997, the Series provided a total return of 13.40%. This compares to a 20.60% return for the S&P 500. The Series' underperformance can be attributed to four sectors: energy, health care, retailing, and transportation. The companies held in the Series in each of these sectors are leaders in their respective industries and, overall, performed well during the past six months. However, they were unable to maintain the torrid pace of equivalent sectors in the S&P 500. The Series did outperform the S&P 500 in the basic materials and utilities and communications sectors during the past six months.

Sector weightings have shifted based on the MFS industry analysts' changing best ideas. Most notably, the financial services sector increased by 4.7%. The slow-growth, low-inflation economic environment has allowed select banks and insurance companies to flourish during the first half of 1997, and several of the banking and insurance stocks in the Series have performed well.

Several companies within the chemical and specialty chemical industries, including du Pont, Air Products and Chemicals, and Praxair, have also enhanced the Series' return. These companies have achieved strong stock performance through a focused cost-savings effort and the introduction of new, higher-margin products and services that have complemented their existing product lines.

The weighting in the technology sector increased 4.0% during the past six months. Several stocks in this sector contributed to the Series' performance, including Microsoft, Compuware, Intel, Compaq, and Lucent Technologies. These companies have developed solid competitive positions within their industries that have translated into successful stock performance. We believe that the earnings outlook for all of the technology companies held in the Series remains strong.

The Series remains underweighted in energy, automobiles and housing, and utilities and communications. While individual stocks within these sectors positively contributed to the Series' return, the MFS analysts have determined that the earnings outlook for many of the companies within these sectors remains bleak. The analysts have also reduced exposure to the leisure and transportation sectors based on what they regard as an uncertain profit picture.


Research Growth and Income Series
The Series commenced operations on May 13, 1997, and from that date through June 30, 1997, provided a total return of 2.00%. Due to the short investment period of the Series, company-specific positions within what the MFS analysts view as attractive industry sectors had not been completed by June 30. We expect the Series to be fully invested shortly.

The objective of the Series, which is managed by MFS' committee of industry analysts, is long-term growth of capital, current income, and growth of income. Generally, the analysts seek companies with market capitalizations greater than $2 billion and with what they regard as attractive dividend yields. Each analyst specializes in two or three industries and performs in-depth, bottom-up, fundamental analyses of companies within those industries. The analysts typically seek companies with strong management teams, successful track records, histories of long-term earnings growth, proprietary products and/or services, and the potential for market leadership. Each analyst considers the economic outlook as part of the decision to buy the stock but does not decide solely based on economic forecasts. Therefore, the stocks included in the Series will represent companies that the analysts believe offer the best possibility for capital appreciation regardless of the economic outlook. The Series' sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analyst committee will revisit weightings regularly to assure agreement within the changing economic landscape.

Total Return Series
For the six months ended June 30, 1997, the Series provided a total return of 12.14%, compared to a 20.60% return for the S&P 500 and to a 2.74% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities. The pace of economic activity in the second quarter has slowed from the 5.9% annual rate posted in the first quarter of 1997. However, the U.S. economy remains firm, which should support corporate earnings growth. The rate of unemployment remains low, ending June at 5%, and while inflation has not been a problem in recent years, we are keeping a close eye out for any signs of an increase.

We believe the continuing strength of the dollar should serve to dampen the U.S. economy in the near future. Conversely, we feel that the rise in the dollar's value over the past year should help improve the competitiveness of many foreign corporations, which could serve to accelerate foreign economies. Still, investors remain bullish on corporate America, and stock prices have risen throughout most of the period.

Our allocations remain conservative. At the end of June, 59% of the portfolio was invested in stocks, preferred stocks, and convertible bonds. We generally consider a 60% stock weighting

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neutral and anything over 65% aggressive. We have been maintaining this conservative equity posture for some time because, in our view, equities are not cheap by historical standards. Specifically, the yield on the S&P 500 is under 2%, which is close to an all-time low.

In selecting stocks for the Series, we prefer to own companies in which we anticipate stable earnings growth. We also like to pay a price for these securities (as measured by price-to-earnings ratios, dividend yields, and price-to-book ratios) that is below the average for the market. We have found these characteristics in the financial services and industrial goods and services sectors, both of which did well during the period. Both sectors have reported solid earnings, while consolidation activity continues to boost values of financial services stocks.


We continue to be underweighted in the technology and the consumer nondurable goods sectors. While we feel there are many fine companies in both of these sectors, we do not think their valuations have been compelling in recent months.

The performance of aerospace and defense stocks has been disappointing, in part because, after years of consolidation, the market is beginning to fear that the industry is in for a period of slow growth. However, we still find this sector attractive because we believe these companies can continue to produce solid earnings over the long term. Another disappointment came in the utility sector, in which the pace of deregulation continues to pick up, bringing uncertainty and placing lower values on the sector.

Looking ahead, we see a modest growth rate in the U.S. economy over the next 12 months. Over the near term, however, we believe the Federal Reserve Board will keep a close watch on wage inflation and general economic activity and may raise interest rates again should economic indicators suggest a stronger-than-expected economy.

Our bond portfolio represents approximately 32% of the Series, with two-thirds in corporates and one-third in Treasuries. The duration, or interest-rate sensitivity, of the bond portfolio has been approximately 5.4 years over the period.

Given where equity valuations are today, we feel comfortable with our asset allocation. However, should the stock market correct, we would be looking to buy additional stocks.

Utilities Series
For the six months ended June 30, 1997, the Series provided a total return of 12.50%. This compares to a 2.31% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the S&P 500. For the same period, the S&P 500 returned 20.60%. Although the Series has outperformed the Utility Index and the other utility funds tracked by Lipper Analytical Services, Inc. The Utility Index continues to lag the overall market, primarily due to poor performance by electric-utility and long-distance telephone stocks.

The Series remains overweighted in natural gas pipelines because these companies typically offer 10% to 15% growth in earnings per share, the leverage that comes with an environmentally friendly fuel, risk-management and marketing skills that the electric utilities need to acquire, and less regulatory risk than the other utility segments. Columbia Gas and KN Energy are two of the Series' largest natural gas positions.

The Series is market weighted in the domestic electric-utility sector. We continue to focus on companies with reasonable valuations that are low-cost providers in strong service territories and on companies that are positioning themselves to benefit from deregulation. The restructuring of the industry has been a positive for the electric utilities, which have underperformed dramatically over the past several years.

The Series remains underweighted in the domestic telecommunications sector due to uncertainty over the impact of competition. In addition, many of the large-capitalization companies need to build up their infrastructure, which could prove quite costly in the short term (AT&T is the best example). Worldcom, the nation's fourth-largest long-distance provider, is the Series' largest telecommunications position because it offers what we regard as an aggressive management that is correctly positioning the company in this complex period.

Twenty-six percent of the Series' assets are in the international markets due to what we see as their generally higher growth rates, better regulatory environments and, in some cases, very good valuations, albeit with higher risks. PowerGen, a U.K. electric-generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash-flow generation. At the same time, Telebras, the leading Brazilian phone company, enjoys an excellent combination of robust growth and restructuring potential.

Value Series
For the six months ended June 30, 1997, the Series provided a total return of 12.46%. This compares to a 20.60% return for the S&P 500. The three best-performing sectors of the S&P 500 over the past six months were health care, which gained 31.5%; financial services, which advanced 24.1%; and technology, which was up 15.9%. The worst-performing sector was utilities, which gained 7.9%. The Series was underweighted in health care versus the S&P 500, at 7.9% of the equity portfolio versus 11.7%; market weighted in financials (14.8% versus 14.9%); and overweighted in technology (13.4% versus 12.6%).

Financial services, our largest sector, is focused on the insurance industry, in which we expect a continued trend of consolidation. We expect the banking industry to play a larger role in this trend as government restrictions are loosened. Technology, our second-largest sector, is primarily focused on franchise software companies trading at what we see as reasonable prices relative to their respective growth rates. We try to take advantage of periods of uncertainty and establish positions at attractive valuations relative to long-term prospects. Two recent examples include Synopsys and Computer Associates. Both software companies have significant leadership positions in attractive markets, but their stock prices have been depressed by short-term earnings concerns. In each case, we have been able to establish significant holdings at what we believe are excellent long-term valuations. In retailing, our third-largest sector, we are focused on grocery stores and drug store chains. One of our largest holdings, Smith's Food and Drug, recently agreed to be acquired by Fred Meyer, a grocery chain located in the Pacific Northwest. We currently plan to hold the Fred Meyer shares we will receive, as we expect consolidation benefits to be significant. Future consolidation is also expected as aggressive, well-managed operators such as Safeway look for further growth. The drug stores are also benefiting from consolidation because the larger chains are better able to deal with the industry trend toward managed health care. While growth in this area presents lower gross margins, the large chains are able to leverage this greater volume through lower operating expenses and, therefore, derive higher net margins. Two of our holdings, Rite Aid and CVS, are in the midst of major consolidations that we expect will yield significant cost savings.

Our two largest holdings, ADT Ltd. and Tyco International, recently agreed to merge in a pooling transaction. The surviving entity will be Tyco
International, and we expect significant earnings leverage going forward, with significant stock price appreciation as cost savings are realized.

Our outlook for the balance of the year is cautious. With stock market valuations at record levels, we believe the market is vulnerable to any negative news. We are, therefore, positioned conservatively.

World Growth Series
For the six months ended June 30, 1997, the Series provided a total return of 14.07%. This compares to a 15.62% return for the MSCI World Index, a broad, unmanaged index of global equities. The Series continues to focus on what we believe are the fastest-growing companies in the world, in what we consider the three most attractive markets with the best long-term growth potential: U.S. small-capitalization and emerging growth stocks; growth stocks in mature foreign markets, primarily in Europe and Japan; and stocks in emerging markets. The Series' performance was helped by our investments in the United States over the past six months and by our overweightings in software and electronics stocks. The U.S. sector of the portfolio focuses on companies with what we see as dynamic earnings growth that can achieve significant market share gains in rapidly growing markets. Thus, our holdings continue to be stocks in technology, leisure, and business services, including BMC Software, a leading mainframe software company; HFS, the leading hotel, real estate, and rental car franchiser; and Learning Tree International, a leading provider of information technology training to corporations.

Performance was hindered by an underweighting in Germany, where the weak mark resulted in big gains in the auto and capital goods sectors. However, weaker local currencies across Europe benefited the Series by helping export-oriented companies. Performance was also helped by the Series' holdings in dollar-sensitive exporters in Japan such as Canon, Sony, and TDK, and by telecommunications companies such as Telecom Italia Mobile, a leading cellular phone company whose earnings surprised. Our focus on developed foreign markets continues to be on what we regard as "world class" companies with significant earnings leverage resulting from recovering domestic and export economies and new products.

The Series also benefited from continued strong performance in emerging markets such as Brazil, Russia, the Middle East, and Hong Kong/China, all of which saw moderate inflation and strong investment flows. Telebras, the leading Brazilian phone company; Lukoil, a Russian oil company, were among names that contributed to performance. Our emphasis in this part of the portfolio continues to be on companies that we see as global low-cost producers and beneficiaries of government privatization, increasing consumer demand, or growing infrastructures.

Performance Summary

The information below illustrates the performance of MFS[RegTM]/Sun Life Series Trust.

    Average Annual and Cumulative Total Rates of Return as of June 30, 1997

Capital Appreciation Series


                               6 Months    1 Year    5 Years      10 Years
---------------------------------------------------------------------------
Cumulative Total Return         +15.28%  +24.49%   +154.38%      +283.94%
-------------------------------------------------------------------------
Average Annual Total Return         --   +24.49%    +20.53%      + 14.40%
-------------------------------------------------------------------------

Conservative Growth Series



                               6 Months    1 Year    5 Years  10 Years
-----------------------------------------------------------------------
Cumulative Total Return         +18.97%  +35.07%   +139.04%   +273.99%
----------------------------------------------------------------------
Average Annual Total Return         --   +35.07%   + 19.04%   + 14.10%
----------------------------------------------------------------------

Emerging Growth Series



                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return           +10.48%    +12.68%            +64.11%
------------------------------------------------------------------------
Average Annual Total Return           --     +12.68%            +25.68%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 1, 1995, through June 30, 1997.


MFS/Foreign & Colonial Emerging Markets
Equity Series


                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return           +21.97%    +21.85%            +21.97%
------------------------------------------------------------------------
Average Annual Total Return           --     +21.85%            +20.43%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 5, 1996, through June 30, 1997.

MFS/Foreign & Colonial International Growth Series

                                6 Months     1 Year     Life of Series*
-----------------------------------------------------------------------
Cumulative Total Return           +3.86%     +1.79%             +2.10%
-----------------------------------------------------------------------
Average Annual Total Return          --      +1.79%             +1.95%
-----------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1997.

Managed Sectors Series

                               6 Months    1 Year    5 Years  Life of Series*
-----------------------------------------------------------------------------
Cumulative Total Return         +13.61%  +23.96%   +118.03%         +323.79%
-----------------------------------------------------------------------------
Average Annual Total Return         --   +23.96%   + 16.87%         + 17.20%
-----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 27, 1988, through June 30, 1997.

Research Series

                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return         +13.40%      +24.44%            +90.65%
------------------------------------------------------------------------
Average Annual Total Return                  +24.44%            +27.61%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1997.

Research Growth and Income Series

                                                             Life of Series*
----------------------------------------------------------------------------
Cumulative Total Return                                              +2.00%
----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 13, 1997, through June 30, 1997.

Total Return Series

                               6 Months    1 Year   5 Years  Life of Series*
----------------------------------------------------------------------------
Cumulative Total Return         +12.14%  +22.13%   +88.85%         +201.75%
----------------------------------------------------------------------------
Average Annual Total Return         --   +22.13%   +13.56%         + 12.84%
----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 11, 1988, through June 30, 1997.

Utilities Series

                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return           +12.50%    +28.27%            +70.70%
------------------------------------------------------------------------
Average Annual Total Return           --     +28.27%            +15.91%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1997.

Value Series

                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return           +12.46%    +23.45%            +23.82%
------------------------------------------------------------------------
Average Annual Total Return           --     +23.45%            +22.01%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 3, 1996, through June 30, 1997.

World Growth Series

                                6 Months     1 Year      Life of Series*
------------------------------------------------------------------------
Cumulative Total Return           +14.07%    +14.95%            +63.77%
------------------------------------------------------------------------
Average Annual Total Return           --     +14.95%            +14.59%
------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees associated with variable annuity products. Had these fees and charges been reflected, the results would have been lower.

Portfolio of Investments -- June 30, 1997
Capital Appreciation Series
Stocks -- 93.1%

Issuer                                         Shares           Value
U.S. Stocks -- 90.9%
Advertising -- 0.2%
Universal Outdoor Holdings, Inc.*    ......        68,600     $    2,392,425
                                                             ---------------
Aerospace -- 2.5%
McDonnell-Douglas Corp.  ..................       198,500     $   13,597,250
United Technologies Corp.   ...............       205,000         17,015,000
                                                             ---------------
                                                              $   30,612,250
                                                             ---------------
Airlines -- 0.4%
America West Holding Corp., "B"*   ........       170,700     $    2,475,150
Southwest Airlines Co.   ..................        99,700          2,579,738
                                                             ---------------
                                                              $    5,054,888
                                                             ---------------
Agricultural Products -- 1.8%
AGCO Corp.   ..............................       177,600     $    6,382,500
Case Corp.   ..............................       231,900         15,972,113
                                                             ---------------
                                                              $   22,354,613
                                                             ---------------
Banks and Credit Companies -- 0.8%
Fleet/Norstar Financial Group, Inc.   .....       149,800     $    9,474,850
                                                             ---------------
Business Machines -- 0.2%
Affiliated Computer Services, Inc., "A"*  .       100,500     $    2,814,000
                                                             ---------------
Business Services -- 6.3%
AccuStaff, Inc.*   ........................       384,700     $    9,112,581
ADT Ltd.*    ..............................     1,198,300         39,543,900
Ceridian Corp.*    ........................        43,400          1,833,650
Corestaff, Inc.*   ........................       212,025          5,724,675
DST Systems, Inc.*    .....................       293,200          9,767,225
Ikon Office Solutions, Inc.    ............       371,400          9,261,787
Sabre Group Holding, Inc., "A"*   .........        94,500          2,563,313
                                                             ---------------
                                                              $   77,807,131
                                                             ---------------
Chemicals -- 0.8%
Betzdearborn, Inc.    .....................        87,600     $    5,781,600
Praxair, Inc.   ...........................        75,800          4,244,800
                                                             ---------------
                                                              $   10,026,400
                                                             ---------------
Computer Software --
 Personal Computers -- 4.9%
First Data Corp.   ........................       320,400     $   14,077,575
Microsoft Corp.*   ........................       364,500         46,063,687
                                                             ---------------
                                                              $   60,141,262
                                                             ---------------
Computer Software -- Services -- 0.2%
Sterling Commerce, Inc.*    ...............        88,400     $    2,906,150
                                                             ---------------
Computer Software -- Systems -- 8.9%
Adobe Systems, Inc.   .....................       219,600     $    7,699,725
BMC Software, Inc.*   .....................       126,400          6,999,400
Cadence Design Systems, Inc.*  ............       765,100         25,630,850
Computer Associates International,
  Inc.    .................................       559,000         31,129,312
Micros Systems, Inc.*    ..................        60,300          2,532,600
Oracle Systems Corp.*    ..................       577,000         29,066,375
Synopsys, Inc.*    ........................       187,200          6,879,600
                                                             ---------------
                                                              $  109,937,862
                                                             ---------------
Consumer Goods and Services -- 8.2%
Colgate-Palmolive Co.    ..................       217,000     $   14,159,250
Gillette Co.    ...........................        79,400          7,523,150
Hertz Corp., "A"*  ........................       184,400          6,638,400
Philip Morris Cos., Inc.    ...............       811,400         36,005,875
Tyco International Ltd.  ..................       519,500         36,137,719
                                                             ---------------
                                                              $  100,464,394
                                                             ---------------
Defense Electronics -- 1.7%
Loral Space & Communications Corp.*             1,359,300     $   20,389,500
                                                             ---------------


Issuer                                         Shares           Value
U.S. Stocks -- continued
Electrical Equipment -- 1.5%
General Electric Co.  .....................       223,800     $   14,630,925
Westinghouse Electric Corp.    ............       152,900          3,535,813
                                                             ---------------
                                                              $   18,166,738
                                                             ---------------
Electronics -- 7.9%
AES Corp.*   ..............................       109,600     $    7,754,200
Altera Corp.*   ...........................       229,500         11,589,750
Analog Devices, Inc.*    ..................       615,000         16,335,937
Intel Corp.  ..............................       267,900         37,991,569
LSI Logic Corp.*   ........................       122,200          3,910,400
Microchip Technology, Inc.*    ............       274,000          8,151,500
Xilinx, Inc.*   ...........................       230,300         11,299,094
                                                             ---------------
                                                              $   97,032,450
                                                             ---------------
Entertainment -- 4.1%
Clear Channel Communications, Inc.*                99,100     $    6,094,650
Jacor Communications, Inc., "A"*  .........       263,700         10,086,525
LIN Television Corp.*    ..................       233,800         10,316,425
Mirage Resorts, Inc.*    ..................       513,300         12,960,825
Time Warner, Inc.  ........................       222,000         10,711,500
Univision Communications, Inc., "A"*                6,100            238,662
                                                             ---------------
                                                              $   50,408,587
                                                             ---------------
Financial Institutions -- 4.1%
Associates First Capital Corp., "A"   .            41,400     $    2,297,700
Federal Home Loan Mortgage Corp.                  484,400         16,651,250
Financial Federal Corp.*    ...............       175,400          3,858,800
Finova Group, Inc.    .....................       155,000         11,857,500
Franklin Resources, Inc.    ...............       112,350          8,152,397
Green Tree Financial Corp.  ...............       212,200          7,559,625
                                                             ---------------
                                                              $   50,377,272
                                                             ---------------
Forest and Paper Products -- 0.1%
Champion International Corp.   ............        14,300     $      790,075
                                                             ---------------
Food and Beverage Products -- 1.0%
PepsiCo, Inc.   ...........................       330,900     $   12,429,431
                                                             ---------------
Insurance -- 1.8%
Amerin Corp.*   ...........................        69,500     $    1,685,375
Chubb Corp.  ..............................       135,300          9,048,188
Conseco, Inc.   ...........................       150,500          5,568,500
Travelers Group, Inc.    ..................       102,800          6,482,825
                                                             ---------------
                                                              $   22,784,888
                                                             ---------------
Machinery -- 0.7%
Deere & Co., Inc.  ........................       107,000     $    5,871,625
Lear Corp.*  ..............................        53,400          2,369,625
                                                             ---------------
                                                              $    8,241,250
                                                             ---------------
Medical and Health Products -- 2.3%
Bristol-Myers Squibb Co.    ...............       116,300     $    9,420,300
Johnson & Johnson  ........................       246,500         15,868,438
Omnicare, Inc.  ...........................        86,800          2,723,350
                                                             ---------------
                                                              $   28,012,088
                                                             ---------------
Medical and Health Technology
 and Services -- 4.8%
Genesis Health Ventures, Inc.*    .........       104,000     $    3,510,000
Health Management Associates, Inc., "A"*          159,300          4,540,050
HEALTHSOUTH Corp.*    .....................       469,600         11,710,650
Medtronic, Inc.    ........................        41,700          3,377,700
Oxford Health Plans, Inc.*  ...............       175,400         12,584,950
United Healthcare Corp.  ..................       450,000         23,400,000
                                                             ---------------
                                                              $   59,123,350
                                                             ---------------

8-CAS

Issuer                                                         Shares      Value
U.S. Stocks -- continued
Metals and Minerals -- 0.4%
Minerals Technologies, Inc.    ........................        124,700     $    4,676,250
                                                                          ---------------
Oils -- 1.1%
Hanover Compressor ....................................          5,700     $      111,150
Mobil Corp.  ..........................................        184,400         12,884,950
                                                                          ---------------
                                                                           $   12,996,100
                                                                          ---------------
Photographic Products -- 0.7%
Eastman Kodak Co.  ....................................        117,400     $    9,010,450
                                                                          ---------------
Railroads -- 2.6%
Burlington Northern Santa Fe
  Railway Co.   .......................................         50,500     $    4,538,687
Wisconsin Central Transportation Corp.*                        751,500         27,993,375
                                                                          ---------------
                                                                           $   32,532,062
                                                                          ---------------
Restaurants and Lodging -- 6.3%
HFS, Inc.*   ..........................................        900,800     $   52,246,400
Promus Hotel Corp.*   .................................        662,750         25,681,562
                                                                          ---------------
                                                                           $   77,927,962
                                                                          ---------------
Stores -- 6.4%
Ann Taylor Stores Corp.*    ...........................        171,100     $    3,336,450
Boise Cascade Office Products Corp.*                            32,300            549,100
Corporate Express, Inc.*    ...........................        335,250          4,840,172
CVS Corp.    ..........................................        248,900         12,756,125
Duty Free International, Inc.  ........................         30,600            573,750
Linens 'N Things, Inc.*  ..............................         16,600            491,775
Micro Warehouse, Inc.*   ..............................        291,000          4,983,375
Office Depot, Inc.*   .................................        588,200         11,433,138
PETsMART, Inc.*    ....................................        931,400         10,711,100
Rite Aid Corp.  .......................................        316,950         15,807,881
Sears, Roebuck & Co.  .................................        138,100          7,422,875
Staples, Inc.*  .......................................        254,100          5,907,825
                                                                          ---------------
                                                                           $   78,813,566
                                                                          ---------------
Supermarkets -- 0.9%
Safeway, Inc.*  .......................................        249,000     $   11,485,125
                                                                          ---------------
Telecommunications -- 7.3%
3Com Corp.*  ..........................................        252,300     $   11,353,500
Ascend Communications, Inc.*   ........................        284,000         11,182,500
Cisco Systems, Inc.*  .................................        243,300         16,331,512
Glenayre Technologies, Inc.*   ........................        628,300         10,288,413
Lucent Technologies, Inc.   ...........................         58,300          4,201,244
Qwest Communications International, Inc.*                        7,200            196,200
Tel-Save Holdings, Inc.*    ...........................        143,400          2,186,850
Tel-Save Holdings, Inc.+*   ...........................        186,900          3,037,125
Teleport Communications Group, Inc., "A"*                      137,800          4,702,425
Tellabs, Inc.*  .......................................         59,200          3,307,800
WorldCom, Inc.*    ....................................        735,170         23,525,440
                                                                          ---------------
                                                                           $   90,313,009
                                                                          ---------------
  Total U.S. Stocks    ................................................    $1,119,496,378
                                                                          ---------------
Foreign Stocks -- 2.2%
 Canada -- 0.8%
Loewen Group, Inc. (Business
  Services)  ..........................................         35,800     $    1,244,050
Loewen Group, Inc. (Business
  Services)##   .......................................        123,200          4,274,741
Canadian National Railway Co.
  (Railroads)   .......................................         89,100          3,898,125
                                                                          ---------------
                                                                           $    9,416,916
                                                                          ---------------
 Hong Kong
Peregrine Investment Holdings
  (Brokerage)   .......................................        333,000     $      685,601
                                                                          ---------------


Issuer                                                       Shares        Value
Foreign Stocks -- continued
 Italy -- 0.2%
Gucci Group Designs N.V. (Apparel
  and Textiles)    ....................................         48,100     $    3,096,437
                                                                          ---------------
 Singapore -- 0.2%
Mandarin Oriental International, Ltd.
  (Restaurants and Lodgings)*  ........................      1,587,530     $    2,063,789
                                                                          ---------------
 United Kingdom -- 1.0%
British Petroleum PLC, ADR (Oils)    ..................        152,600     $   11,425,925
Central European Media Enterprises
  Ltd. (Television)*  .................................         30,800            800,800
                                                                          ---------------
                                                                           $   12,226,725
                                                                          ---------------
    Total Foreign Stocks    ..........................................     $   27,489,468
                                                                          ---------------
    Total Stocks
      (Identified Cost, $855,188,491)  ...............................     $1,146,985,846
                                                                          ---------------
Short-Term Obligations -- 6.4%
                                                          Principal Amount
                                                           (000 Omitted)
Federal Home Loan Bank, due
  7/25/97 - 7/29/97   .................................        $18,000     $   17,928,678
Federal Home Loan Mortgage
  Corp., due 7/02/97 - 7/15/97    .....................         23,705         23,671,499
Federal National Mortgage Assn.,
  due 7/07/97 - 8/04/97  ..............................         30,025         29,936,370
General Electric Co., due 7/01/97    ..................          3,100          3,100,000
Tennessee Valley Authority, due
  7/17/97    ..........................................          3,895          3,885,618
                                                                          ---------------
    Total Short-Term Obligations, at Amortized Cost   ................     $   78,522,165
                                                                          ---------------
    Total Investments
      (Identified Cost, $933,710,656)  ...............................     $1,225,508,011
Other Assets,
  Less Liabilities -- 0.5%                                                      6,206,447
                                                                          ---------------
  Net Assets -- 100.0%   .............................................     $1,231,714,458
                                                                          ===============

           See portfolio footnotes and notes to financial statements

                                                                           9-CAS

Portfolio of Investments -- June 30, 1997
Conservative Growth Series
Stocks -- 95.7%





Issuer                                        Shares       Value
U.S. Stocks -- 90.4%
Aerospace -- 4.6%
AlliedSignal, Inc.   .....................     112,800     $  9,475,200
General Dynamics Corp.  ..................      23,200        1,740,000
Lockheed-Martin Corp.   ..................     113,748       11,780,027
McDonnell-Douglas Corp.    ...............      35,400        2,424,900
Raytheon Co.   ...........................      44,700        2,279,700
United Technologies Corp.  ...............     135,100       11,213,300
                                                          -------------
                                                           $ 38,913,127
                                                          -------------
Agricultural Products -- 0.4%
Case Corp.  ..............................      48,700     $  3,354,213
                                                          -------------
Apparel and Textiles -- 1.5%
Reebok International Ltd.  ...............      75,200     $  3,515,600
VF Corp.    ..............................     112,900        9,568,275
                                                          -------------
                                                           $ 13,083,875
                                                          -------------
Automotive -- 0.6%
Goodrich (B.F.) Co.  .....................     108,200     $  4,686,413
                                                          -------------
Banks and Credit Companies -- 9.4%
BankBoston Corp.  ........................      32,800     $  2,363,650
Chase Manhattan Corp.   ..................      24,068        2,336,100
Comerica, Inc.    ........................     115,100        7,826,800
CoreStates Financial Corp.    ............      36,467        1,960,101
First Bank Systems, Inc.   ...............     149,200       12,737,950
Firstar Corp.  ...........................     223,700        6,822,850
National City Corp.  .....................      91,000        4,777,500
Northern Trust Corp.    ..................      78,100        3,778,088
Norwest Corp.  ...........................     267,300       15,035,625
State Street Corp.   .....................     217,400       10,054,750
SunTrust Banks, Inc.    ..................      93,600        5,153,850
U.S. Bancorp   ...........................      60,200        3,860,325
Washington Mutual, Inc.    ...............      57,500        3,435,625
                                                          -------------
                                                           $ 80,143,214
                                                          -------------
Business Machines -- 1.1%
International Business Machines Corp.          101,000     $  9,108,938
                                                          -------------
Business Services -- 1.2%
Computer Sciences Corp.*   ...............      88,000     $  6,347,000
DST Systems, Inc.*   .....................      76,600        2,551,737
Ikon Office Solutions, Inc.   ............      50,100        1,249,369
                                                          -------------
                                                           $ 10,148,106
                                                          -------------
Chemicals -- 3.9%
Air Products & Chemicals, Inc.   .........     148,800     $ 12,090,000
du Pont (E. I.) de Nemours & Co., Inc.         249,900       15,712,462
Praxair, Inc.  ...........................      90,200        5,051,200
                                                          -------------
                                                           $ 32,853,662
                                                          -------------
Computer Software -- Personal
  Computers -- 1.9%
First Data Corp.  ........................     143,600     $  6,309,425
Microsoft Corp.*  ........................      76,700        9,692,962
                                                          -------------
                                                           $ 16,002,387
                                                          -------------
Computer Software -- Systems -- 1.6%
BMC Software, Inc.*  .....................      32,700     $  1,810,763
Computer Associates International, Inc.        148,950        8,294,653
Oracle Systems Corp.*   ..................      75,300        3,793,237
                                                          -------------
                                                           $ 13,898,653
                                                          -------------
Construction Services -- 0.2%
Champion International Corp.  ............      30,000     $  1,657,500
                                                          -------------
Consumer Goods and Services -- 7.2%
Avon Products, Inc.  .....................      27,800     $  1,961,638
Colgate-Palmolive Co.   ..................     199,100       12,991,275


Issuer                                         Shares      Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Gillette Co.   ...........................     149,500     $ 14,165,125
Hertz Corp., "A"*    .....................       2,500           90,000
Philip Morris Cos., Inc.   ...............     296,200       13,143,875
Procter & Gamble Co.    ..................      51,800        7,316,750
Service Corp. International   ............      60,900        2,002,087
Tupperware Corp.  ........................      57,000        2,080,500
Tyco International Ltd.    ...............     106,800        7,429,275
                                                          -------------
                                                           $ 61,180,525
                                                          -------------
Containers -- 0.7%
Corning, Inc.  ...........................     114,100     $  6,346,813
                                                          -------------
Defense Electronics -- 0.2%
Loral Space & Communications Corp.*             86,600     $  1,299,000
                                                          -------------
Electrical Equipment -- 3.0%
Cooper Industries, Inc.    ...............     146,800     $  7,303,300
General Electric Co.    ..................     146,100        9,551,287
Honeywell, Inc.   ........................     118,400        8,983,600
                                                          -------------
                                                           $ 25,838,187
                                                          -------------
Electronics -- 0.6%
Intel Corp.    ...........................      36,200     $  5,133,613
                                                          -------------
Entertainment -- 0.6%
ITT Corp.*  ..............................      37,500     $  2,289,844
Time Warner, Inc.    .....................      62,400        3,010,800
                                                          -------------
                                                           $  5,300,644
                                                          -------------
Financial Institutions -- 3.1%
American Express Co., Inc.    ............      44,000     $  3,278,000
Beneficial Corp.  ........................     105,900        7,525,519
Federal Home Loan Mortgage Corp.               148,500        5,104,688
Household International, Inc.    .........      71,400        8,385,037
Merrill Lynch & Co., Inc.  ...............      37,000        2,206,125
                                                          -------------
                                                           $ 26,499,369
                                                          -------------
Food and Beverage Products -- 5.1%
Archer-Daniels-Midland Co.    ............     123,721     $  2,907,443
Coca-Cola Co.  ...........................     143,300        9,672,750
CPC International, Inc.    ...............      58,900        5,437,206
General Mills, Inc.  .....................      27,500        1,790,937
Hershey Foods Corp.  .....................      32,900        1,819,781
Interstate Bakeries Corp.  ...............      15,800          937,138
McCormick & Co., Inc.   ..................      66,800        1,686,700
Nabisco Holdings Corp.  ..................      41,900        1,670,763
PepsiCo, Inc.  ...........................     198,200        7,444,887
Ralston-Ralston Purina Co.    ............      44,500        3,657,344
Tyson Foods, Inc.    .....................     110,550        2,114,269
Wrigley (Wm) Junior Co.    ...............      67,500        4,522,500
                                                          -------------
                                                           $ 43,661,718
                                                          -------------
Forest and Paper Products -- 1.5%
Kimberly-Clark Corp.    ..................     159,296     $  7,924,976
Temple-Inland, Inc.  .....................      20,900        1,128,600
Weyerhaeuser Co.  ........................      49,900        2,594,800
Willamette Industries, Inc.   ............      19,400        1,358,000
                                                          -------------
                                                           $ 13,006,376
                                                          -------------
Insurance -- 9.3%
AFLAC, Inc.    ...........................      86,600     $  4,091,850
Allstate Corp.    ........................     126,500        9,234,500
Chubb Corp.    ...........................     114,500        7,657,187
CIGNA Corp.    ...........................      77,600       13,774,000
Conseco, Inc.  ...........................      39,600        1,465,200
Hartford Financial Services Group, Inc.        143,900       11,907,725
Hartford Life, Inc., "A"*  ...............       4,900          183,750

10-CGS

Issuer                                          Shares      Value
U.S. Stocks -- continued
Insurance -- continued
Lincoln National Corp.   ..................      44,500     $  2,864,688
MBIA, Inc.   ..............................      27,100        3,057,219
Nationwide Financial Services, Inc., "A"        132,400        3,516,875
Progressive Corp.  ........................     113,100        9,839,700
Torchmark Corp.    ........................     103,000        7,338,750
Travelers Group, Inc.    ..................      68,800        4,338,700
                                                           -------------
                                                            $ 79,270,144
                                                           -------------
Machinery -- 1.1%
Deere & Co., Inc.  ........................      34,800     $  1,909,650
Ingersoll Rand Co.    .....................      75,300        4,649,775
York International Corp.    ...............      66,100        3,040,600
                                                           -------------
                                                            $  9,600,025
                                                           -------------
Medical and Health Products -- 8.0%
American Home Products Corp.   ............      79,500     $  6,081,750
Bristol-Myers Squibb Co.    ...............     184,800       14,968,800
Johnson & Johnson  ........................     189,000       12,166,875
Lilly (Eli) & Co.  ........................      53,136        5,808,429
McKesson Corp.  ...........................      46,000        3,565,000
Merck & Co., Inc.  ........................      27,200        2,815,200
Pfizer, Inc.    ...........................      74,100        8,854,950
Pharmacia & Upjohn, Inc.    ...............      34,600        1,202,350
Rhone-Poulenc Rorer, Inc.   ...............      33,600        3,053,400
Warner-Lambert Co.    .....................      80,400        9,989,700
                                                           -------------
                                                            $ 68,506,454
                                                           -------------
Medical and Health Technology and
  Services -- 2.8%
Cardinal Health, Inc.    ..................      53,200     $  3,045,700
Columbia/HCA Healthcare Corp.  ............      19,200          754,800
HealthSouth Corp.* ........................      80,100        1,997,494
Medtronic, Inc.    ........................      29,100        2,357,100
Pacificare Health Systems, Inc., "B" *     .     31,300        1,999,287
St. Jude Medical, Inc.*  ..................     134,300        5,237,700
United Healthcare Corp.  ..................     162,300        8,439,600
                                                           -------------
                                                            $ 23,831,681
                                                           -------------
Oil Services -- 0.4%
Schlumberger Ltd.  ........................      25,700     $  3,212,500
                                                           -------------
Oils -- 4.2%
Chevron Corp.   ...........................      77,400     $  5,722,762
Exxon Corp.  ..............................     216,700       13,327,050
Mobil Corp.  ..............................     153,200       10,704,850
Texaco, Inc.    ...........................      55,100        5,992,125
                                                           -------------
                                                            $ 35,746,787
                                                           -------------
Photographic Products -- 0.5%
Eastman Kodak Co.  ........................      56,200     $  4,313,350
                                                           -------------
Pollution Control -- 0.6%
Browning Ferris Industries, Inc.  .........     160,700     $  5,343,275
                                                           -------------
Precious Metals and Minerals -- 0.4%
Phelps Dodge Corp.    .....................      44,800     $  3,816,400
                                                           -------------
Printing and Publishing -- 1.5%
Gannett Co., Inc.  ........................      74,600     $  7,366,750
Tribune Co.  ..............................     110,800        5,325,325
                                                           -------------
                                                            $ 12,692,075
                                                           -------------
Railroads -- 1.3%
Burlington Northern Santa Fe
  Railway Co.   ...........................      89,500     $  8,043,812
CSX Corp.    ..............................      56,900        3,157,950
                                                           -------------
                                                            $ 11,201,762
                                                           -------------
Restaurants and Lodging -- 0.3%
HFS, Inc.*   ..............................      37,000     $  2,146,000
                                                           -------------


Issuer                                          Shares      Value
U.S. Stocks -- continued
Solid Waste -- 0.9%
Waste Management, Inc.   ..................     239,200     $  7,684,300
                                                           -------------
Special Products and
  Services -- 0.1%
McDonalds Corp.    ........................      19,600     $    946,925
                                                           -------------
Stores -- 2.5%
American Stores Co.   .....................      34,000     $  1,678,750
CVS Corp.    ..............................      49,100        2,516,375
Home Depot, Inc.   ........................      87,700        6,045,818
Penney (J.C.), Inc.   .....................      83,700        4,368,094
Rite Aid Corp.  ...........................      75,600        3,770,550
Staples, Inc.*  ...........................      74,900        1,741,425
Wal-Mart Stores, Inc.    ..................      39,200        1,325,450
                                                           -------------
                                                            $ 21,446,462
                                                           -------------
Supermarkets -- 1.0%
Kroger Co.*  ..............................      92,900     $  2,694,100
Safeway, Inc.*  ...........................     129,700        5,982,413
                                                           -------------
                                                            $  8,676,513
                                                           -------------
Telecommunications -- 0.6%
AirTouch Communications, Inc.*    .........      44,500     $  1,218,188
Lucent Technologies, Inc.   ...............      58,800        4,237,275
                                                           -------------
                                                            $  5,455,463
                                                           -------------
Utilities -- Electric -- 2.0%
Cinergy Corp.   ...........................      96,800     $  3,369,850
CMS Energy Corp.   ........................      37,000        1,304,250
DPL, Inc.    ..............................      37,700          928,363
Duke Energy Corp.  ........................      51,310        2,459,673
Edison International  .....................      45,000        1,119,375
FPL Group, Inc.    ........................      67,700        3,118,431
Pinnacle West Capital Corp.    ............      35,600        1,070,225
Portland General Corp.   ..................      52,300        2,075,656
Public Service Co. of New Mexico   .             67,400        1,204,775
                                                           -------------
                                                            $ 16,650,598
                                                           -------------
Utilities -- Gas -- 0.9%
Columbia Gas System, Inc.   ...............      24,400     $  1,592,100
Consolidated Natural Gas Co.   ............      34,500        1,856,531
KN Energy, Inc.    ........................      28,200        1,187,925
Pacific Enterprises   .....................      36,900        1,240,763
Union Pacific Resources Group, Inc.              62,400        1,552,200
                                                           -------------
                                                            $  7,429,519
                                                           -------------
Utilities -- Telephone -- 3.6%
BellSouth Corp.    ........................      90,700     $  4,206,213
GTE Corp.    ..............................     104,700        4,593,713
MCI Communications Corp.    ...............     190,300        7,284,922
SBC Communications, Inc.    ...............      93,100        5,760,562
Sprint Corp.    ...........................     162,300        8,541,037
                                                           -------------
                                                            $ 30,386,447
                                                           -------------
  Total U.S. Stocks   .................................     $770,473,013.
                                                           -------------
Foreign Stocks -- 5.3%
France -- 0.2%
Elf Aquitaine, ADR (Oils)   ...............      26,900     $  1,464,369
                                                           -------------
Germany -- 0.1%
Henkel KGaA (Consumer Goods
  and Services)    ........................      14,800     $    840,137
                                                           -------------
Japan -- 0.6%
Canon, Inc. (Office Equipment)    .........     107,000     $  2,915,379
Sony Corp. (Electronics)    ...............      32,000        2,791,721
                                                           -------------
                                                            $  5,707,100
                                                           -------------
Netherlands -- 0.9%
Akzo Nobel (Chemicals)   ..................      41,500     $  5,688,408
Royal Dutch Petroleum Co. (Oils)*   .......      32,800        1,783,500
                                                           -------------
                                                            $  7,471,908
                                                           -------------

                                                                          11-CGS

Issuer                                      Shares      Value
Foreign Stocks -- continued
Sweden -- 0.4%
Skandia Foersaekrings AB,
  (Insurance)    .....................       41,800     $  1,543,335
Sparbanken Sverige AB, (Banks
  and Credit Cos.)  ..................       77,400        1,724,679
                                                       -------------
                                                        $  3,268,014
                                                       -------------
Switzerland -- 0.4%
Novartis AG (Pharmaceuticals)   ......        2,386     $  3,814,854
                                                       -------------
United Kingdom -- 2.7%
British Petroleum PLC, ADR (Oils)  ...      202,510     $ 15,162,936
Grand Metropolitan PLC (Food and
  Beverage Products)*  ...............      357,600        3,438,541
PowerGen PLC (Utilities - Electric)*        365,677        4,343,550
                                                       -------------
                                                        $ 22,945,027
                                                       -------------
    Total Foreign Stocks   .........................    $ 45,511,409
                                                       -------------
    Total Stocks
      (Identified Cost, $637,689,773)  .............    $815,984,422
                                                       -------------
Convertible Bonds -- 0.3%
                                      Principal Amount
                                        (000 Omitted)
Roche Holdings, Inc., 0s, 2010
  (Medical and Health Technology
  and Services) ##  ..................     $  1,889     $    951,584
Sandoz Capital BVI Ltd., 2s, 2002
  (Chemicals)##  .....................          873        1,322,595
                                                       -------------
    Total Convertible Bonds
      (Identified Cost, $1,751,809) ................    $  2,274,179
                                                       -------------
Short-Term Obligations -- 3.6%
Federal Home Loan Mortgage
  Corp., due 7/09/97 - 7/14/97  ......     $ 13,820     $ 13,797,873
Federal National Mortgage Assn.,
  due 7/07/97 - 7/24/97   ............       15,500       15,470,014
General Electric Co., due 7/01/97  ...        1,900        1,900,000
                                                       -------------
    Total Short-Term Obligations, at Amortized
      Cost  ........................................    $ 31,167,887
                                                       -------------
    Total Investments
      (Identified Cost, $670,609,469)  .............    $849,426,488
Other Assets,
  Less Liabilities -- 0.4%                                 3,025,697
                                                       -------------
    Net Assets -- 100.0%   .........................    $852,452,185
                                                       =============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1997
Emerging Growth Series
Stocks -- 97.0%

Issuer                                          Shares      Value
U.S. Stocks -- 89.5%
Automotive -- 0.1%
Tower Automotive, Inc.*  ..................     8,400   $    361,200
                                                         -----------
Building -- 0.1%
Newport News Shipbuilding, Inc.   .........     8,900   $    172,994
                                                        -------------
Business Machines -- 0.8%
Affiliated Computer Services, Inc., "A"*       53,200   $  1,489,600
Sun Microsystems, Inc.*  ..................    35,500      1,321,266
                                                       -------------
                                                        $  2,810,866
                                                       -------------
Business Services -- 10.4%
AccuStaff, Inc.*   ........................    87,400   $  2,070,287
ADT Ltd.*    ..............................   410,000     13,530,000
Ceridian Corp.*    ........................    17,300        730,925
Corestaff, Inc.*   ........................    17,500        472,500
CUC International, Inc.*    ...............   130,625      3,371,758
DST Systems, Inc.*    .....................    62,400      2,078,700
Employee Solutions, Inc.*   ...............    52,800        293,700
Global Directmail Corp.*    ...............     5,300        138,131
Ikon Office Solutions, Inc.    ............     4,400        109,725
Learning Tree International, Inc.*   ......   157,000      6,966,875
Pierce Leahy Corp.    .....................     2,400         43,200
Sabre Group Holding, Inc.,"A"*    .........     9,900        268,538
Staff Leasing, Inc.*  .....................     3,100         58,125
Technology Solutions Co.*   ...............   124,600      4,921,700
                                                       -------------
                                                        $ 35,054,164
                                                       -------------
Computer Software -- Personal
  Computers -- 3.4%
Autodesk, Inc.*    ........................       985   $     37,738
First Data Corp.   ........................    40,700      1,788,256
Microsoft Corp.*   ........................    76,400      9,655,050
Transaction System Architects, Inc.*            5,000        172,500
                                                       -------------
                                                        $ 11,653,544
                                                       -------------
Computer Software --
  Systems -- 18.9%
Adobe Systems, Inc.   .....................     3,200   $    112,200
BMC Software, Inc.*   .....................   207,500     11,490,312
Cadence Design Systems, Inc.*  ............   222,900      7,467,150
Computer Associates International, Inc.       301,950     16,814,841
Compuware Corp.*   ........................   189,600      9,053,400
Great Plains Software, Inc.*   ............       600         16,200
Oracle Systems Corp.*    ..................   337,700     17,011,637
RWD Technologies, Inc.*  ..................       600         10,350
Sybase, Inc.*   ...........................     1,900         28,263
Synopsys, Inc.*    ........................    37,400      1,374,450
Xionics Document Technologies*    .........    42,100        620,975
                                                       -------------
                                                        $ 63,999,778
                                                       -------------
Construction Services
Shaw Group, Inc.*  ........................     1,900   $     30,875
                                                       -------------
Consumer Goods and Services -- 5.5%
800-JR. Cigar, Inc.*  .....................       800   $     16,600
Carson, Inc.*   ...........................   121,300      1,303,975
Gibson Greetings, Inc.*  ..................     9,500        213,750
Hertz Corp., "A"*  ........................     2,900        104,400
Service Corp. International    ............   103,300      3,395,987
Silgan Holdings, Inc.*   ..................     4,200        162,750
Tyco International Ltd.  ..................   194,800     13,550,775
                                                       -------------
                                                        $ 18,748,237
                                                       -------------
Containers -- 0.1%
Stone Container Corp.    ..................    23,600   $    337,775
                                                       -------------
Electrical Equipment -- 0.3%
Kulicke & Soffa Industries, Inc.*    ......    27,300   $    886,397
                                                       -------------

12-EGS

Issuer                                           Shares      Value
U.S. Stocks -- continued
Electronics -- 1.7%
Altera Corp.*    ...........................      67,800     $  3,423,900
Gemstar Group Ltd.*    .....................      15,300          281,138
Sony Corp.    ..............................      15,600        1,372,800
Xilinx, Inc.*    ...........................      16,900          829,156
                                                            -------------
                                                             $  5,906,994
                                                            -------------
Entertainment -- 3.3%
American Radio Systems Corp., "A"*                 8,400     $    334,950
Clear Channel Communications, Inc.*               33,900        2,084,850
Cox Radio, Inc.*    ........................      61,000        1,563,125
Emmis Broadcasting Corp., "A"*  ............      25,800        1,125,525
Harrah's Entertainment, Inc.*   ............      66,900        1,220,925
Jacor Communications, Inc., "A"*   .........      20,500          784,125
LIN Television Corp.*  .....................      66,800        2,947,550
Univision Communications, Inc., "A"*  ......      27,900        1,091,588
                                                            -------------
                                                             $ 11,152,638
                                                            -------------
Financial Institutions -- 1.3%
AmeriTrade Holding Corp."A"*    ............      10,000     $    157,500
Franklin Resources, Inc.  ..................      57,800        4,194,113
New Century Financial Corp.*    ............       2,200           31,900
                                                            -------------
                                                             $  4,383,513
                                                            -------------
Industrial -- 0.3%
JLK Direct Distribution, Inc., "A"*   ......         700     $     17,938
Keystone International, Inc.    ............      31,800        1,103,062
                                                            -------------
                                                             $  1,121,000
                                                            -------------
Insurance -- 0.4%
Hartford Life, Inc., "A"*    ...............       2,900     $    108,750
Nationwide Financial Services, Inc., "A"          46,900        1,245,781
                                                            -------------
                                                             $  1,354,531
                                                            -------------
Machinery -- 0.3%
Lear Corp.*   ..............................      14,800     $    656,750
SI Handling Systems, Inc.    ...............      15,000          277,500
                                                            -------------
                                                             $    934,250
                                                            -------------
Medical and Health Products -- 1.4%
Boston Scientific Corp.*  ..................      22,200     $  1,363,913
Guidant Corp.    ...........................      29,600        2,516,000
Mentor Corp.  ..............................      29,200          865,050
                                                            -------------
                                                             $  4,744,963
                                                            -------------
Medical and Health Technology and
  Services -- 11.6%
AmeriSource Health Corp. "A"*   ............      17,400     $    867,825
Cardinal Health, Inc.  .....................      17,000          973,250
Columbia/HCA Healthcare Corp.   ............      35,000        1,375,938
Foundation Health Systems, Inc.*   .........         780           23,644
Genesis Health Ventures, Inc.*  ............      20,500          691,875
Health Management Associates, Inc., "A"*          34,600          986,100
HealthSouth Corp.*  ........................     352,600        8,792,962
IDX Systems Corp.*  ........................      10,000          345,000
Mariner Health Group, Inc.*  ...............      18,900          291,769
Medpartners, Inc.*  ........................      72,100        1,559,162
Medtronic, Inc.  ...........................      37,100        3,005,100
Tenet Healthcare Corp.*   ..................     161,900        4,786,169
United Healthcare Corp.   ..................     238,200       12,386,400
Vencor, Inc.*    ...........................      75,700        3,198,325
                                                            -------------
                                                             $ 39,283,519
                                                            -------------
Oil Services -- 0.1%
Hanover Compressor  ........................       1,600     $     31,200
Santa Fe International Corp.*   ............       4,900          166,600
                                                            -------------
                                                             $    197,800
                                                            -------------
Pollution Control -- 0.5%
USA Waste Services, Inc.*    ...............      45,320     $  1,750,485
                                                            -------------

Issuer                                           Shares      Value
U.S. Stocks -- continued
Railroads -- 0.2%
Wisconsin Central Transportation Corp.*           18,300     $    681,675
                                                            -------------
Restaurants and Lodging -- 6.1%
Applebee's International, Inc.*    .........      66,700     $  1,784,225
HFS, Inc.*    ..............................     288,820       16,751,560
Hilton Hotels Corp.    .....................      43,700        1,160,781
Promus Hotel Corp.*    .....................      18,050          699,437
Wyndham Hotel Corp.*   .....................      12,700          414,338
                                                            -------------
                                                             $ 20,810,341
                                                            -------------
Special Products and Services -- 0.2%
SPX Corp.  .................................      10,400     $    674,050
                                                            -------------
Stores -- 10.6%
American Stores Co.    .....................      32,900     $  1,624,437
Consolidated Stores Corp.*   ...............      57,750        2,006,812
Corporate Express, Inc.*  ..................     279,600        4,036,725
Costco Cos., Inc.*  ........................      44,700        1,469,512
CVS Corp.  .................................      59,900        3,069,875
Dillard's, Inc., "A"   .....................      38,700        1,339,988
Hollywood Entertainment Corp.*  ............      28,400          649,650
Home Depot, Inc.    ........................      42,100        2,902,269
Micro Warehouse, Inc.*    ..................      23,900          409,288
Office Depot, Inc.*    .....................      44,700          868,856
Rite Aid Corp.   ...........................     145,400        7,251,825
Smith's Food and Drug Centers, Inc., "B"*         72,800        3,903,900
Staples, Inc.*   ...........................     272,300        6,330,975
                                                            -------------
                                                             $ 35,864,112
                                                            -------------
Telecommunications -- 9.9%
Aspect Telecommunications Corp.*   .........       3,100     $     68,975
Cisco Systems, Inc.*   .....................     204,900       13,753,912
Genesys Telecommunications
  Laboratory*    ...........................         900           24,975
Heritage Media Corp.*  .....................      46,000          868,250
Intermedia Communications, Inc.*   .              28,700          929,163
Lucent Technologies, Inc.    ...............      60,600        4,366,987
Qwest Communications International, Inc.*          2,000           54,500
Tel-Save Holdings, Inc.*  ..................       2,100           32,025
WorldCom, Inc.*  ...........................     421,700       13,494,400
                                                            -------------
                                                             $ 33,593,187
                                                            -------------
Utilities -- Telephone -- 2.0%
MCI Communications Corp.  ..................     120,200     $  4,601,406
Sprint Corp.  ..............................      40,800        2,147,100
                                                            -------------
                                                             $  6,748,506
                                                            -------------
    Total U.S. Stocks    ...................                 $303,257,394
                                                            -------------
Foreign Stocks -- 7.5%
Brazil -- 1.2%
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications)   ...............      27,100     $  4,109,037
                                                            -------------
Canada -- 0.6%
BioChem Pharma, Inc.
  (Biotechnology)*  ........................      86,600     $  1,926,850
                                                            -------------
Germany -- 1.5%
Sap AG, Preferred (Computer
  Software - Systems)  .....................      25,200     $  5,230,734
                                                            -------------
Italy
Gucci Group Designs N.V.
  (Apparel and Textiles)  ..................         700     $     45,063
                                                            -------------
Japan -- 2.7%
Canon, Inc. (Office Equipment)  ............      90,000     $  2,452,188
Nidec Corp. (Computer
  Hardware -- Systems)    ..................       8,000          391,232
Rohm Co. (Electronics)    ..................      15,000        1,545,716

                                                                          13-EGS

Issuer                                    Shares      Value
Foreign Stocks -- continued
Japan -- continued
Secom Co. (Consumer Goods and
  Services)  ........................      48,000     $  3,525,282
Sony Corp. (Electronics)    .........       8,000          697,930
Takeda Chemical Industries
  (Medical and Health Products)   ...      24,000          674,876
                                                     -------------
                                                      $  9,287,224
                                                     -------------
Portugal -- 0.1%
Telecel -- Comunicacaoes Pessoais
  S.A. (Telecommunication)*    ......       4,200     $    348,607
                                                     -------------
Switzerland -- 0.2%
Kuoni Reisen Holdings AG
  (Transportation)    ...............         150     $    513,769
                                                     -------------
United Kingdom -- 1.2%
Danka Business Systems, ADR
  (Business Services)    ............      96,300     $  3,936,262
                                                     -------------
    Total Foreign Stocks    ......................    $ 25,397,546
                                                     -------------
    Total Stocks
      (Identified Cost, $279,842,729)   ..........    $328,654,940
                                                     -------------
Short-Term Obligations -- 2.8%
                                 Principal Amount
                                   (000 Omitted)
Federal National Mortgage Assn.,
  due 7/15/97   .....................     $ 3,000     $  2,993,677
General Electric Co., due 7/01/97 ...       3,900        3,900,000
Student Loan Marketing Assn., due
  8/29/97    ........................       2,500        2,477,458
                                                     -------------
    Total Short-Term Obligations, at Amortized Cost   $  9,371,135
                                                     -------------
    Total Investments
      (Identified Cost, $289,213,864)   ..........    $338,026,075
Other Assets,
  Less Liabilities -- 0.2%                                 646,008
                                                     -------------
    Net Assets -- 100.0%    ......................    $338,672,083
                                                     =============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
MFS/Foreign & Colonial Emerging Markets
Equity Series
Stocks -- 91.3%

Issuer                                     Shares          Value
Argentina -- 2.7%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.)    .....................          1,900     $    50,113
Perez Companc S.A. (Oils)  ............         13,828         111,050
Siderar S.A.I.C., ADR (Steel)*##    ...          1,600          51,600
Telecom Argentina Stet -- France
  Telecom S.A., ADR
  (Telecommunications)  ...............            890          46,725
Telefonica de Argentina, ADR
  (Utilities -- Telephone)    .........          1,970          68,211
Transportadora de Gas del Sur,
  S.A., ADR (Pipelines)    ............          4,585          57,313
YPF Sociedad Anonima, ADR (Oils)                 4,750         146,062
                                                          ------------
                                                           $   531,074
                                                          ------------
Brazil -- 16.0%
Aracruz Celulos S.A.
  (Paper Products)   ..................         51,000     $   103,279
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.)  ............     11,300,000         113,886
CEMIG (Utilities - Electric)  .........      1,180,000          60,836
Centrais Eletricas Brasileiras S.A. -
  Eletrobras, Preferred, "B"
  (Utilities - Electric)   ............        857,000         511,095
Cia Cervejaria Brahma, Preferred
  (Beveragess)    .....................        120,000          91,407
Cia Vale do Rio Doce
  (Diversified Minerals)   ............          6,200         137,132
Cia Vale do Rio Doce, Preferred
  (Diversified Minerals)   ............          4,600               0
Companhia Energetica de Sao
  Paulo, Preferred (Utilities -
  Electric)    ........................      1,830,000         122,397
Companhia Paranaense de
  Energia - COPEL "B", Preferred
  (Electrical)    .....................          5,700         105,899
ING Baring Financial Products
  (Financial Services)  ...............          2,270         353,619
Itausa Investimentos Itau S.A.
  (Conglomerate)  .....................         78,000          71,732
Petroleo Brasileiro S.A., Preferred
  (Oils)    ...........................      2,009,000         558,022
Telecomunicacoes Braileiras S.A.
  (Utilities - Telephone)  ............      6,368,000         863,658
                                                          ------------
                                                           $ 3,092,962
                                                          ------------
Chile -- 0.3%
Compania de Telecom de Chile
  (Telecommunications)  ...............          1,700     $    56,100
                                                          ------------
China -- 1.1%
Huaneng Power International Inc.,
  ADR (Utilities - Electric)*    ......          4,000     $   102,000
Qingling Motors Co. "H" (Automotive)*          142,000          73,319
Yizheng Chemical Fibre Co. Ltd.
  (Textiles)   ........................        242,000          43,108
                                                          ------------
                                                           $   218,427
                                                          ------------
Colombia -- 2.3%
Banco Ganadero S.A., ADR
  (Banks and Credit Cos.)  ............          4,900     $   176,400
Banco Industrial Colombiano, ADR
  (Banks and Credit Cos.)  ............          8,900         160,200
Cementos Diamante S.A.
  (Construction)  .....................          3,600          45,900
Cementos Diamante S.A., ADR
  (Construction)##   ..................          5,700          72,675
                                                          ------------
                                                           $   455,175
                                                          ------------

14-FCE

Issuer                                         Shares      Value
Egypt -- 5.1%
Commercial International Bank,
  GDR (Banks and Credit Cos.)##   ........      18,818     $   390,474
North Cairo Mills (Food Products)   ......       4,000         208,235
Suez Cement Co. S A E, GDR
  (Building Materials)##   ...............      18,154         366,711
Torra for Cement (Construction)  .........         600          15,176
                                                          ------------
                                                           $   980,596
                                                          ------------
Greece -- 3.3%
Attica Enterprises S.A. (Transportation)         7,300     $    70,307
Ergo Bank (Bank and Credit Cos.)   .             1,700         102,138
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)  ..................       7,800         183,192
Intracom S.A. (Telecommunications)               2,900         132,101
Titan Cement Co. (Building
  Materials)   ...........................       2,960         146,044
                                                          ------------
                                                           $   633,782
                                                          ------------
Hong Kong -- 8.1%
Bank of East Asia Ltd. (Banks and
  Credit Cos.)*   ........................      25,000     $   104,234
Cheung Kong Holdings Ltd.
  (Real Estate)   ........................      32,000         315,993
Citic Pacific Ltd. (Conglomerate)   ......       9,000          56,228
Hong Kong & China Gas Ltd. (Gas)                94,800         189,673
HSBC Holdings PLC (Finance)*  ............       2,800          84,213
New World Development Co.
  (Real Estate)   ........................      34,000         202,762
New World Infrastructure Ltd.
  (Real Estate)   ........................      32,000          90,461
Swire Pacific Air Ltd., "A"
  (Transportation)   .....................      36,500         328,627
Wharf Holdings Ltd. (Real Estate)   ......      33,000         143,127
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils)  ...........................     150,000          54,215
                                                          ------------
                                                           $ 1,569,533
                                                          ------------
Hungary -- 2.8%
BorsodChem RT (Chemicals)  ...............       1,950     $    78,039
BorsodChem RT, GDR (Chemicals)*                    950          37,050
Gedeon Richter RT
  (Pharmaceuticals)  .....................       1,900         174,955
Mol Magyar Olaj Es Gazipari RT
  (Oils)##  ..............................       8,500         187,000
Pannonplast Muanuagipari
  (Chemicals)*    ........................       1,470          73,783
                                                          ------------
                                                           $   550,827
                                                          ------------
India -- 7.0%
Bajaj Auto Ltd. (Automotive)##   .........       2,300     $    79,005
Bajaj Auto Ltd., GDR (Automotive)   .            1,400          48,650
EIH Ltd, (Restaurant and
  Lodging)##   ...........................       6,450         105,458
EIH Ltd., GDR (Restaurant and
  Lodging)  ..............................       1,250          20,625
Industrial Credit & Investment Corp.
  of India Ltd. (Finance)##*  ............       7,200         103,500
Industrial Credit & Investment Corp.
  of India Ltd., GDR (Finance)*  .........       3,300          47,438
State Bank of India (Banks)*  ............       5,200         135,980
State Bank of India, GDR (Bank and
  Credit Cos.)##*    .....................       7,950         207,892
Steel Authority of India Ltd.
  (Steel)##    ...........................      18,600         162,750
Tata Engineering & Locomotive Co.
  Ltd. (Automotive)##   ..................       2,600          39,910


Issuer                                         Shares      Value
India -- continued
Tata Engineering & Locomotive Co.
  Ltd., GDR, (Automotive)##   ............       6,700     $   101,505
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)##*  ...............      15,480         320,436
                                                          ------------
                                                           $ 1,373,149
                                                          ------------
Israel -- 3.6%
ICL Israel Chemical (Chemicals)  .........      85,000     $   100,298
ITC Ltd. (Conglomerate)    ...............       3,200          57,600
ITC Ltd., GDR (Conglomerate)  ............       6,000         109,500
Makhteshim Chemical Works Ltd.
  (Chemicals)*    ........................       9,000          59,099
NICE Systems Ltd., ADR
  (Telecommunications)*    ...............       3,100          93,000
Super Sol Ltd. (Supermarkets)    .........      17,500          56,306
Tadiran Telecommunications Ltd.
  (Telecommunications)  ..................       3,950          85,172
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals)    ...............       2,000         129,500
                                                          ------------
                                                           $   690,475
                                                          ------------
Malaysia -- 2.0%
DCB Holdings Berhad (Finance)    .........       8,000     $    25,362
Genting Berhad (Entertainment)   .........       5,000          23,975
Malayan Banking Berhad (Banks
  and Credit Cos.)   .....................       4,000          42,005
Malaysian Industrial Development
  Finance Berhad  ........................      16,000          22,065
Petronas Gas Berhad
  (Oil and Gas)##*   .....................      17,000          61,977
Resorts World Berhad
  (Entertainment)    .....................       7,000          21,082
Sime Darby Berhad (Holding
  Company)  ..............................      12,000          39,945
Sungei Way Holdings Berhad
  (Conglomerate)  ........................      15,400          29,048
Tenaga Nasional Berhad
  (Utilities - Electric)   ...............      19,000          92,609
United Engineers Berhad
  (Engineering/Construction)  ............       4,000          28,849
                                                          ------------
                                                           $   386,917
                                                          ------------
Mauritius -- 1.2%
Rogers & Co. (Finance)  ..................      20,000     $    93,359
State Bank of Mauritius (Banks)  .........     230,000         130,606
                                                          ------------
                                                           $   223,965
                                                          ------------
Mexico -- 11.6%
Apasco S.A. (Building Materials)    ......      12,500     $    89,894
Cemex S.A., "B" (Construction)   .........      48,000         208,933
Cifra S.A. de C.V. (Retail)   ............      68,000         126,974
Corporacion GEO S.A. de C.V.
  (Housing)##*    ........................       5,000          96,250
Desc S.A. de C.V., "B" (Diversified
  Operations)  ...........................      27,000         198,259
Empresas ICA Sociedad
  Controladora S.A., ADR
  (Engineering/Construction)  ............       2,600          41,762
Fomento Economico Mexicano S.A.,
  "B" (Beverages)    .....................      15,000          89,516
Gruma S.A. (Food Products)*   ............      18,360          85,708
Grupo Carso, "A1" (Conglomerate)   .......      34,000         238,077
Grupo Financiero Banamex, "B"
  (Finance)*   ...........................      32,000          82,362
Grupo Modelo S.A. de C.V. (Brewery)             16,500         114,705
Hylsamex S.A. de C.V. (Steel)    .........      27,700         142,938
Organiz Soriana (Real Estate)    .........      14,500          36,479

                                                                          15-FCE

Issuer                                                     Shares     Value
Mexico -- continued
Sanluis Corporacion S.A. de C.V.
  (Diversified Operations)   ........................        6,900    $     51,276
Telefonos de Mexico S.A.
  (Utilities - Telephone)    ........................      217,000         520,734
Tubos de Acero de Mexico S.A. (Steel)*                       7,000         128,766
                                                                      ------------
                                                                      $  2,252,633
                                                                      ------------
Morocco -- 1.8%
Banque Marocaine du Commerce
  (Banks and Credit Cos.)*   ........................        1,200    $     75,622
Brasserica du Maroc (Consumer
  Goods and Services)*    ...........................          350          68,927
Credit Eqdom (Financial Institutions)                          300          33,085
ONA S.A. (Conglomerate)*  ...........................        1,125          91,574
Societe Nationale d'Investissement
  (Conglomerate)    .................................        1,000          76,147
                                                                      ------------
                                                                      $    345,355
                                                                      ------------
Pakistan -- 1.2%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)*    ........................        5,000    $    122,500
Pakistan Telecommunications Corp.,
  GDR (Utilities - Telephone)*  .....................        1,660         119,520
                                                                      ------------
                                                                      $    242,020
                                                                      ------------
Peru -- 2.3%
Alicorp S.A. (Food Products)*   .....................       42,900    $     71,958
Compania de Minas Buenaventura,
  ADR (Mining)   ....................................        3,100          61,031
Credicorp Ltd. (Conglomerate)   .....................        7,020         154,440
Telefonica del Peru S.A., ADR
  (Telecommunications)    ...........................        6,150         161,053
                                                                      ------------
                                                                      $    448,482
                                                                      ------------
Philippines -- 0.1%
Philippine National Bank (Banks and
  Credit Cos.)*  ....................................        2,250    $     15,285
                                                                      ------------
Poland -- 2.5%
Agros S.A. (Food Products)*  ........................        4,111    $    109,335
Bank Handlowy Warszawie S.A.,
  GDR (Banks and Credit Cos.)   .....................        1,280          15,872
Bank Slaski S.A. w Katowicach
  (Banks and Credit Cos.)    ........................          735          52,500
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment)  ...........................        4,000          29,422
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)  ...........................       16,106         140,010
Exbud S.A. (Construction)*   ........................        3,233          32,527
Stomil Olsztyn S.A.
  (Tires and Rubber)*  ..............................        3,600          34,468
Zywiec (Brewery)    .................................        1,192          76,085
                                                                      ------------
                                                                      $    490,219
                                                                      ------------
Portugal -- 4.3%
Banco Espirito Santo e Comercial de
  Lisboa S.A. (Banks and Credit Cos.)                        3,243    $     73,544
Cimentos de Portugal S.A. (Building
  Materials)  .......................................        7,800         181,896
Jeronimo Martins & Filho S.A. (Retail)                       1,000          69,898
Portugal Telecom S.A.
  (Utilities - Telephone)    ........................        7,578         305,877
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais,
  S.A. (Diversified Operations)    ..................        1,900          79,489
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunication)*  ........................        1,431         118,775
                                                                      ------------
                                                                      $    829,479
                                                                      ------------


Issuer                                                      Shares    Value
Russia -- 4.2%
Lukoil Oil Co., ADR (Oils)   ........................        7,700    $    600,600
Rostelecom, RDC
  (Telecommunications)*   ...........................            2          77,600
Surgutneftegaz (Oil and Gas)    .....................        2,300         131,399
                                                                      ------------
                                                                      $    809,599
                                                                      ------------
South Africa -- 4.9%
Anglo American Corp. of South
  Africa Ltd. (Mining)    ...........................        1,800    $    108,480
De Beers Centenary AG
  (Diamonds - Precious Stones)  .....................        5,150         190,257
Liberty Life Association of Africa
  Ltd. (Insurance)*    ..............................        5,522         149,803
Nedcor Ltd. (Banks and Credit Cos.)*                         7,000         154,775
Sasol Ltd. (Oils)   .................................       11,400         149,603
South African Breweries Ltd. (Brewery)                       6,200         190,417
                                                                      ------------
                                                                      $    943,335
                                                                      ------------
Taiwan -- 1.4%
Taipei Fund (Finance)*    ...........................           22    $    272,800
                                                                      ------------
Venezuela -- 1.5%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications)    ...........................        6,600    $    284,632
                                                                      ------------
    Total Stocks
      (Identified Cost, $15,716,809) ................                 $ 17,696,821
                                                                      ------------
Warrants
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)*
  (Identified Cost, $0)   ...........................        7,800    $          0
                                                                      ------------
Short-Term Obligations -- 13.2%
                                                      Principal Amount
                                                        (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/17/97   ..............................     $    600    $    598,555
Federal National Mortgage Assn.,
  due 7/09/97 - 7/22/97   ...........................        1,060       1,057,355
Student Loan Marketing, due 7/31/97                            900         895,965
                                                                      ------------
    Total Short-Term Obligations, at Amortized Cost ..............    $  2,551,875
                                                                      ------------
    Total Investments
      (Identified Cost, $18,268,684) .............................    $ 20,248,696
Other Assets,
  Less Liabilities -- (4.5)%                                              (879,036)
                                                                      ------------
    Net Assets -- 100.0%    ......................................    $ 19,369,660
                                                                      ============

           See portfolio footnotes and notes to financial statements

16-FCE

Portfolio of Investments -- June 30, 1997
MFS/Foreign & Colonial International Growth Series
Stocks -- 93.0%





Issuer                                           Shares      Value
Argentina -- 0.5%
Banco de Galicia y Buenos Aires S.A.
  de C.V., ADR (Banks and Credit Cos.)             1,650     $    43,519
CAPEX S.A. (Electric)  .....................       5,000          47,004
                                                            ------------
                                                             $    90,523
                                                            ------------
Australia -- 4.1%
Capral Aluminum Ltd. (Metals)   ............      64,040     $   233,624
Futuris Corp. Ltd. (Commercial
  Services)   ..............................      77,896         125,318
News Corp. (Media)  ........................      20,028          96,058
Western Mining ADS
  (Holding Company)    .....................      40,624         256,206
                                                            ------------
                                                             $   711,206
                                                            ------------
Austria -- 1.3%
OMV AG (Oil and Gas)   .....................       1,800     $   230,666
                                                            ------------
Belgium -- 0.5%
Generale de Banque (Finance)    ............         200     $    77,004
                                                            ------------
Brazil -- 2.0%
Centrais Eletricas Brasile, ADR
  (Utilities - Electric)  ..................       2,100     $    63,525
Ing Baring Financial Products
  (Financial)    ...........................         660         102,814
Petroleo Brasileiro S.A., Preferred (Oils)       180,000          49,997
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications)   ...............         800         121,300
                                                            ------------
                                                             $   337,636
                                                            ------------
Chile -- 0.5%
Banco Santander Chile, ADR
  (Banks and Credit Cos.)    ...............       5,680     $    83,780
                                                            ------------
China -- 0.3%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)*   ............       2,200     $    56,100
                                                            ------------
Egypt -- 0.6%
Suez Cement Co., GDR
  (Building Materials)##  ..................       4,840     $    97,768
                                                            ------------
Finland -- 0.1%
Oy Tamro AB (Pharmaceuticals)##   .                2,460     $    17,068
                                                            ------------
France -- 7.0%
Accor (Lodging)  ...........................       1,700     $   254,638
Compagnie de St. Gobain
  (Building Materials)    ..................         500          72,936
Dexia France (Finance)    ..................       1,040         101,257
Filipacchi Medias (Publishing)  ............         100          21,226
Guilbert S.A. (Distributing)    ............         140          19,826
Lafarge SA, Bearer Shares
  (Building Materials)    ..................       1,040          64,701
Legrand (Electric)  ........................         100          17,617
Michelin, "B" (Tires)  .....................       4,200         252,286
Societe Nationale Elf Aquitaine (Oils)   .           800          86,332
Strafor-Facom S.A. (Office
  Equipment)  ..............................         260          17,658
TOTAL S.A., "B" (Oils)*   ..................       2,700         272,987
Union des Assurances Federales
  S.A. (Insurance)  ........................         300          35,285
                                                            ------------
                                                             $ 1,216,749
                                                            ------------
Germany -- 5.3%
Bayer AG (Chemicals)   .....................       1,360     $    52,263
Buderus AG (Manufacturing)   ...............         140          77,064
Deutsche Bank AG (Banks)  ..................       1,480          86,475
Deutsche Telekom AG
  (Utilities - Telephone)*   ...............       5,175         124,627


Issuer                                           Shares      Value
Germany -- continued
Fresenius AG (Medical Supplies)    .........         497     $   112,851
Mannesmann AG (Diversified
  Machinery)  ..............................         230         102,471
Moebel Walther AG (Furniture)   ............         780          45,619
Siemens AG (Electrical Equipment)   .              1,380          81,938
VEBA AG (Oil and Gas)  .....................       1,300          73,051
Volkswagen AG (Automotive)   ...............         200         153,326
                                                            ------------
                                                             $   909,685
                                                            ------------
Greece -- 0.6%
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)    ..................       4,200     $    98,642
                                                            ------------
Hong Kong -- 5.6%
Associated International Hotels
  (Lodging)   ..............................      60,000     $    41,435
Cheung Kong Holdings Ltd.
  (Real Estate)  ...........................      20,000         197,496
China Resources Enterprises
  (Real Estate)  ...........................      12,000          58,861
HSBC Holdings PLC (Finance)  ...............       6,000         180,457
Li & Fung Ltd. (Wholesale)   ...............     182,000         204,389
New World Development Co.
  (Real Estate)  ...........................      15,000          89,454
Swire Pacific Air Ltd., "A"
  (Transportation)  ........................      16,000         144,056
Wharf Holdings Ltd. (Real Estate)  .........      13,000          56,383
                                                            ------------
                                                             $   972,531
                                                            ------------
Hungary -- 0.6%
Pannonplast Muanuagipari
  (Chemicals)    ...........................       2,220     $   111,427
                                                            ------------
India -- 1.0%
State Bank of India, GDR (Bank and
  Credit Cos.)##    ........................       2,400     $    62,760
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)##  ..................       5,490         113,643
                                                            ------------
                                                             $   176,403
                                                            ------------
Indonesia -- 0.6%
Ciputra Development
  (Real Estate)  ...........................     105,000     $   104,741
                                                            ------------
Israel -- 0.5%
ICL Israel Chemical (Chemicals)    .........      76,700     $    90,505
                                                            ------------
Italy -- 3.7%
Gucci Group Designs N.V.
  (Apparel and Textiles)  ..................       2,300     $   148,063
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services)   .                9,700         248,562
Telecom Italia Mobile S.p.A.
  (Telecommunications)    ..................      49,600         160,641
Telecom Italia S.p.A.
  (Telecommunications Services)    .........      24,700          79,342
                                                            ------------
                                                             $   636,608
                                                            ------------
Japan -- 11.6%
Aeon Credit Service Co. Ltd.
  (Financial Services)    ..................       1,200     $    78,072
Aiphone Co. Ltd.
  (Telecommunications)    ..................       2,400          41,918
ALBIS Co. Ltd. (Food)  .....................       3,000          26,199
Ariake Japan Co. Ltd. (Food)    ............       1,000          38,250
Canon, Inc. (Office Equipment)  ............       5,000         136,233
Chofu Seisakusho Co. (Machines)   ..........       1,100          18,924

                                                                          17-FCI

Issuer                                      Shares     Value
Japan -- continued
Daimei Telecom Engineer Corp.
  (Telecommunications)    ............       3,000     $    27,770
Daiwa Industries Co. Ltd.
  (Distributor)  .....................       2,000          18,514
DDI Corp. (Telecommunications)  ......           8          59,104
Diamond Computer Service Co.
  (Computers - Software)  ............       2,000          41,394
Exedy Corp. (Automotive Parts)  ......       3,000          38,250
Fuji Photo Film Co. (Photographic
  Products)   ........................       2,000          80,517
Fujisawa Pharmaceuticals
  (Pharmaceuticals)    ...............      12,000         123,657
Fukuda Denshi (Electronics)  .........       2,000          41,044
Hitachi Zosen Tomioka (Machinery)*           9,000          35,840
Ito-Yokado Co. Ltd. (Retail)    ......       1,000          58,074
Keyence Corp. (Electronics)  .........         600          89,075
Kyocera Corp. (Electronics)  .........       2,000         158,938
Mandom (Cosmetics)  ..................       2,200          26,129
Marubeni Corp.
  (Distribution/Wholesale)   .........      14,000          63,575
Matsuda Sangyo Co. Ltd. (Food)  ......       3,000          55,017
Mitsubishi Estate Co. Ltd.
  (Real Estate)  .....................       4,000          57,986
Mitsubishi Heavy Industries Ltd.
  (Aerospace/Defense)  ...............       7,000          53,733
Miura Co. (Machines)   ...............       2,000          28,294
NAC Co. Ltd. (Commercial
  Services)*  ........................       5,300          74,518
NEC Corp. (Computers)  ...............       3,000          41,918
Nichiha (Building and Construction)          2,000          31,438
NKK Corp. (Steel)*  ..................      24,000          51,559
Oi Electric Co. (Electronics)   ......       3,000          25,648
Omron Corp. (Electronics)    .........       3,000          63,663
Ricoh Co. Ltd. (Office/Business
  Equipment)  ........................       8,000         104,794
Sato Corp. (Machines)  ...............       2,220          39,162
Sawako Corp.
  (Engineering/Construction)    ......       1,000          18,164
TDK Corp. (Electronics)   ............       1,000          73,443
TKC Corp. (Computer Software
  and Services)  .....................       3,100          77,696
                                                      ------------
                                                       $ 1,998,510
                                                      ------------
Malaysia -- 1.5%
Malaysian Industrial Development
  Finance Berhad (Finance)   .........      59,000     $    81,363
Petronas Gas Berhad
  (Oil and Gas)##   ..................      49,000         178,641
                                                      ------------
                                                       $   260,004
                                                      ------------
Mauritius -- 0.5%
State Bank of Mauritius (Banks)    ...     166,000     $    94,264
                                                      ------------
Mexico -- 0.6%
Gruma S.A. (Food Products)*  .........      11,373     $    53,091
Sanluis Corporacion S.A. de C.V.
  (Diversified Operations)   .........       7,000          52,019
                                                      ------------
                                                       $   105,110
                                                      ------------
Netherlands -- 7.0%
ABN Amro Holdings N.V. (Finance)   ...       5,640     $   105,184
Ahrend Groep N.V. (Furniture and
  Home Appliances)  ..................       2,000         135,032
Akzo Nobel (Chemicals)    ............       1,820         249,468
Hagemeyer (Consumer Products)   ......         604          31,208
Royal Dutch Petroleum (Oils)    ......         800          41,987
Stork NV (Machinery)   ...............       3,865         157,554


Issuer                                     Shares      Value
Netherlands -- continued
Vendex International N.V. (Retail) ...       4,600     $   251,974
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)   .....................      10,490         231,983
                                                      ------------
                                                       $ 1,204,390
                                                      ------------
Pakistan -- 0.6%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)**   .........       1,900     $    46,550
Pakistan Telecommunications Corp.,
  GDR (Utilities - Telephone)*  ......         800          57,600
                                                      ------------
                                                       $   104,150
                                                      ------------
Peru -- 0.6%
Credicorp Ltd. (Conglomerate)*  ......       4,815     $   105,930
                                                      ------------
Philippines -- 0.4%
Pilipino Telegraph & Telephone
  Corp. (Telecommunications)    ......     120,000     $    60,341
                                                      ------------
Poland -- 0.1%
Bank Handlowy Warszawie S.A.,
  GDR (Banks and Credit Cos.)   ......       1,710     $    21,204
                                                      ------------
Portugal -- 1.1%
Portugal Telecom S.A.
  (Utilities - Telephone)    .........       3,500     $   141,273
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunication)   .........         600          49,801
                                                      ------------
                                                       $   191,074
                                                      ------------
Russia -- 0.4%
Lukoil Oil Co., ADR (Oils)   .........         970     $    75,660
                                                      ------------
Singapore -- 1.8%
City Developments Ltd.
  (Real Estate)  .....................      14,000     $   137,139
Development Bank of Singapore
  Ltd. (Banks)   .....................       6,000          75,567
Overseas-Chinese Banking Corp.
  Ltd. (Finance)    ..................       4,800          49,706
Wing Tai Holdings Ltd.
  (Holding Company)    ...............      16,000          46,124
                                                      ------------
                                                       $   308,536
                                                      ------------
Spain -- 0.7%
Cristaleria Espanola S.A.
  (Glass Products)  ..................         480     $    41,382
Telefonica de Espana
  (Utilities - Telephone)    .........       2,500          72,297
                                                      ------------
                                                       $   113,679
                                                      ------------
Sweden -- 4.5%
Autoliv AB (Automotive)   ............       1,820     $    70,145
Enator AB (Computer Services)*  ......       1,400          25,029
Ericsson LM, "B"
  (Telecommunications)    ............       9,100         358,978
Munksjo AB (Forest and Paper
  Products)   ........................       2,380          24,512
PLM AB (Packaging and
  Containers)    .....................       1,160          20,062
Sparbanken Sverige AB, (Banks
  and Credit Cos.)  ..................       8,900         198,316
Volvo AB, "B" (Automobiles)  .........       3,120          83,669
                                                      ------------
                                                       $   780,711
                                                      ------------
Switzerland -- 6.7%
Ciba Specialty AG (Chemicals)   ......         790     $    73,058
Fotolabo S.A. (Leisure)   ............         120          38,224
Kuoni Reisen Holdings AG
  (Transportation)  ..................          54         184,957

18-FCI

Issuer                                    Shares      Value
Switzerland -- continued
Lindt & Spruengli AG (Food)    ......            8    $     175,367
Logitech International (Electrical
  Equipment)    .....................          580           96,548
Nestle AG, Registered Shares
  (Food and Beverage Products)    ...          190          250,678
Novartis AG (Pharmaceuticals)  ......          190          303,781
Roche Holdings AG
  (Pharmaceuticals)   ...............            3           27,137
                                                      -------------
                                                      $   1,149,750
                                                      -------------
Thailand -- 0.5%
TelecomAsia Corp. Ltd.
  (Utilities - Telephone)   .........       37,000    $      46,812
TelecomAsia Corp. Ltd
  (Utilities - Telephone)*  .........       26,000           31,579
                                                      -------------
                                                      $      78,391
                                                      -------------
United Kingdom -- 18.9%
ASDA Property Holdings PLC
  (Real Estate)    ..................        8,240    $      18,829
BAA PLC (Transportation)    .........       15,080          138,857
Blick PLC (Electrical)   ............        2,480           10,108
British Petroleum PLC (Oil and Gas)         11,360          141,172
British Telecommunications PLC
  (Telecommunications)   ............       18,580          137,857
BTR PLC (Holding Company)   .........       33,480          114,458
Bullough PLC (Manufacturing)   ......       10,620           19,081
Caradon PLC (Holding Company)   .....        4,680           15,649
Carlton Communications PLC
  (Broadcasting)   ..................       15,160          128,245
David Brown Group PLC
  (Engineering/Construction)   ......        4,720           16,882
Devro International PLC (Food)    ...        5,060           28,536
Fine Art Developement (Retail)    ...       11,100           50,781
Forth Ports PLC (Harbor
  Transportation Services)  .........        5,100           48,361
Glaxo Wellcome PLC
  (Pharmaceuticals)   ...............        6,540          135,183
Grand Metropolitan PLC (Food
  and Beverage Products)*   .........      126,000        1,211,567
Hazlewood Foods PLC (Food)  .........        8,220           15,316
Inchcape PLC (Commercial
  Services)  ........................        7,600           35,781
Independent Insurance Group PLC
  (Insurance)   .....................        2,720           38,236
Lloyds TSB Group PLC (Banks and
  Credit Cos.)  .....................       15,740          161,562
Marley PLC (Building Materials)   ...        7,820           16,132
Midland Independent Newspapers
  PLC (Publishing)    ...............       16,940           50,586
National Westminster (Finance)    ...        2,700           36,271
Pliva DD (Medical)##  ...............        6,500          104,000
Roxboro Group PLC
  (Manufacturing)  ..................        4,100           12,414
Sainsbury (J.) PLC (Retail)    ......        6,400           38,755
Serco Group PLC (Commercial
  Services)  ........................        2,100           24,455
Seton Healthcare Group PLC
  (Medical Supplies)  ...............        5,080           36,340
SIG PLC (Building Materials)   ......        5,900           31,409
Smith (W.H.) Group PLC (Retail)   ...        2,000           12,011
Storehouse PLC (Retail)*    .........       29,540           92,511
T & S Stores PLC (Retail)   .........        5,760           14,565
Tesco PLC (Retail)    ...............       16,280          100,480
Unilever PLC (Consumer Goods)  ......        5,200          148,706
Vardon PLC (Entertainment)  .........       19,640           34,960


Issuer                                    Shares      Value
United Kingdom -- continued
Walker Greenbank PLC
  (Maufacturing)   ..................       11,880    $      10,870
Wardle Storeys PLC (Chemicals)    ...        5,640           38,280
                                                      -------------
                                                      $   3,269,206
                                                      -------------
Venezuela -- 0.7%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications)*  ............        2,760    $     119,025
                                                      -------------
  Total Stocks
    (Identified Cost, $15,442,979)                    $  16,058,978
                                                      -------------
Warrants
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)*
  (Identified Cost, $0)  ............        4,200    $           0
                                                      -------------
Short-Term Obligations -- 20.8%
                                    Principal Amount
                                      (000 Omitted)
Federal Farm Credit Bank, due
  8/07/97    ........................     $    500    $     497,220
Federal Home Loan Bank, due
  7/14/97 - 7/24/97   ...............        1,100        1,097,248
Federal Home Loan Mortgage
  Corp., due 7/17/97  ...............          500          498,789
Federal National Mortgage Assn.,
  due 7/11/97   .....................          700          698,942
Student Loan Marketing, due 7/31/97            800          796,413
                                                      -------------
  Total Short-Term Obligations,
    at Amortized Cost    .........................    $   3,588,612
                                                      -------------
  Total Investments
    (Identified Cost, $19,031,591) ...............    $  19,647,590
Other Assets,
  Less Liabilities -- (13.8)%                            (2,378,394)
                                                      -------------
  Net Assets -- 100.0%   .........................    $  17,269,196
                                                      =============

           See portfolio footnotes and notes to financial statements

                                                                          19-FCI

Portfolio of Investments -- June 30, 1997
Managed Sectors Series
Stocks -- 96.7%





Issuer                                                Shares      Value
Energy -- 9.9%
Apache Corp.    .................................      107,000     $  3,477,500
BJ Services Co.*   ..............................       74,800        4,011,150
Camco International, Inc.   .....................       81,000        4,434,750
Cooper Cameron Corp.*    ........................      190,000        8,882,500
Occidental Petroleum Corp.  .....................      154,700        3,877,169
Weatherford Enterra, Inc.*  .....................      120,000        4,620,000
                                                                  -------------
                                                                   $ 29,303,069
                                                                  -------------
Leisure -- 21.7%
Aerial Communications Inc.*    ..................      200,000     $  1,700,000
AirTouch Communications, Inc.*    ...............      100,000        2,737,500
Harrah's Entertainment, Inc.*  ..................      427,900        7,809,175
HFS, Inc.*   ....................................       95,900        5,562,200
Hilton Hotels Corp.   ...........................      172,500        4,582,031
Host Marriott Corp.*  ...........................      276,000        4,916,250
ITT Corp.*   ....................................       61,000        3,724,812
LIN Television Corp.*    ........................       71,200        3,141,700
La Quinta Inns, Inc.  ...........................      111,500        2,439,063
Promus Hotel Corp.*   ...........................      128,600        4,983,250
Telephone & Data Systems, Inc.    ...............      588,000       22,307,250
                                                                  -------------
                                                                   $ 63,903,231
                                                                  -------------
Medical and Health Technology and Services -- 13.5%
Aetna, Inc.  ....................................       17,100     $  1,750,613
AmeriSource Health Corp. "A"*  ..................       50,100        2,498,737
Bristol-Myers Squibb Co.    .....................       75,000        6,075,000
Cardinal Health, Inc.    ........................       22,100        1,265,225
Cigna Corp.  ....................................       21,400        3,798,500
Genesis Health Ventures, Inc.*    ...............       99,100        3,344,625
McKesson Corp.  .................................       25,900        2,007,250
Medpartners, Inc.*    ...........................       38,200          826,075
Mid Atlantic Medical Services, Inc.*                    24,600          382,838
Smith's Food and Drug Centers,
  Inc., "B"*    .................................       58,000        3,110,250
St. Jude Medical, Inc.*  ........................      102,600        4,001,400
United Healthcare Corp.  ........................      205,000       10,660,000
                                                                  -------------
                                                                   $ 39,720,513
                                                                  -------------
Technology -- 37.5%
3Com Corp.*  ....................................       93,500     $  4,207,500
ADT Ltd.*    ....................................      586,000       19,338,000
Analog Devices, Inc.*    ........................       98,500        2,616,406
Ascend Communications, Inc.*   ..................       72,300        2,846,813
Aspect Telecommunications Corp.*   ..............      125,200        2,785,700
Atmel Corp.*    .................................      290,000        8,120,000
Cisco Systems, Inc.*  ...........................       31,000        2,080,875
Compaq Computer Corp.*   ........................       71,400        7,086,450
Computer Associates International,
  Inc.    .......................................      145,000        8,074,687
Digital Equipment Corp.*    .....................      217,500        7,707,656
International Business Machines
  Corp.   .......................................       55,000        4,960,313
Loral Space & Communications
  Corp.*  .......................................      306,000        4,590,000
Lucent Technologies, Inc.   .....................       15,600        1,124,175
Microsoft Corp.*   ..............................       25,000        3,159,375
Oracle Systems Corp.*    ........................       87,000        4,382,625
Sony Corp.   ....................................       46,000        4,013,099
Spectrum Holobyte, Inc.*    .....................      602,900        2,939,138
Sun Microsystems, Inc.*  ........................      141,300        5,259,009
Synopsys, Inc.*    ..............................      123,800        4,549,650
Teradyne, Inc.*    ..............................       22,800          894,900
Texas Instruments, Inc.  ........................       49,700        4,177,906
WorldCom, Inc.*    ..............................      178,800        5,721,600
                                                                  -------------
                                                                   $110,635,877
                                                                  -------------


Issuer                                                Shares       Value
Other -- 14.1%
AGCO Corp.   ....................................      142,000     $  5,103,125
Equitable of Iowa Cos.   ........................      105,000        5,880,000
Hanover Compressor    ...........................        1,300           25,350
Jefferson Smurfit Corp.*    .....................      100,000        1,600,000
Keystone International, Inc.   ..................      107,500        3,728,906
Office Depot, Inc.*   ...........................      150,000        2,915,625
Philip Morris Cos., Inc.    .....................       80,000        3,550,000
RJR Nabisco Holdings Corp.  .....................      102,000        3,366,000
Stone Container Corp.    ........................      183,500        2,626,344
Tyco International Ltd.  ........................       74,100        5,154,580
Waste Management, Inc.   ........................       85,000        2,730,625
Wisconsin Central Transportation
  Corp.*  .......................................      132,500        4,935,625
                                                                  -------------
                                                                   $ 41,616,180
                                                                  -------------
  Total Stocks (Identified Cost, $253,705,844)                     $285,178,870
                                                                  -------------
Convertible Bond -- 0.1%
                                                 Principal Amount
                                                   (000 Omitted)
Spectrum Holobyte, Inc., 6.5s, 2002
  (Identified Cost $270,000)## ..................     $    270     $    232,538
                                                                  -------------
Short-Term Obligations -- 2.2%
Federal Home Loan Mortgage
  Corp., due 7/02/97  ...........................     $    300     $    299,955
Federal National Mortgage Assn.,
  due 7/07/97   .................................        2,000        1,998,196
General Electric Co., due 7/01/97    ............        4,340        4,340,000
                                                                  -------------
  Total Short-Term Obligations,
    at Amortized Cost    .....................................     $  6,638,151
                                                                  -------------
  Total Investments
    (Identified Cost, $260,613,995)  .........................     $292,049,559
Other Assets,
   Less Liabilities -- 1.0%                                           2,885,142
                                                                  -------------
  Net Assets -- 100.0%   .....................................     $294,934,701
                                                                  =============

           See portfolio footnotes and notes to financial statements

20-MSS

Portfolio of Investments -- June 30, 1997
Research Series
Stocks -- 98.0%

Issuer                                        Shares      Value
U.S. Stocks -- 89.4%
Aerospace -- 4.2%
General Dynamics Corp.    ...............      36,500     $  2,737,500
Lockheed-Martin Corp.  ..................      74,700        7,736,119
United Technologies Corp.    ............     129,900       10,781,700
                                                         -------------
                                                          $ 21,255,319
                                                         -------------
Agricultural Products -- 0.8%
Case Corp.    ...........................      59,300     $  4,084,288
                                                         -------------
Apparel and Textiles -- 0.9%
Reebok International Ltd.    ............      91,200     $  4,263,600
                                                         -------------
Banks and Credit Companies -- 4.5%
BankBoston Corp.    .....................      35,200     $  2,536,600
Chase Manhattan Corp.  ..................      75,412        7,319,677
Comerica, Inc.   ........................      79,600        5,412,800
Fleet/Norstar Financial Group, Inc.   ...      71,000        4,490,750
Household International, Inc.   .........      24,000        2,818,500
                                                         -------------
                                                          $ 22,578,327
                                                         -------------
Building -- 0.9%
Newport News Shipbuilding, Inc.    ......     223,900     $  4,352,056
                                                         -------------
Business Machines -- 0.5%
Sun Microsystems, Inc.*   ...............      72,200     $  2,687,194
                                                         -------------
Business Services -- 1.3%
AccuStaff, Inc.*    .....................      90,300     $  2,138,981
ADT Ltd.*  ..............................      90,700        2,993,100
DST Systems, Inc.*  .....................      39,200        1,305,850
                                                         -------------
                                                          $  6,437,931
                                                         -------------
Chemicals -- 4.1%
Air Products & Chemicals, Inc.  .........      96,600     $  7,848,750
du Pont (E. I.) de Nemours & Co., Inc.         93,700        5,891,388
Ferro Corp.   ...........................      43,300        1,604,806
Praxair, Inc.    ........................      95,100        5,325,600
                                                         -------------
                                                          $ 20,670,544
                                                         -------------
Computer Software -- Personal
  Computers -- 4.5%
Electronic Arts, Inc.*    ...............     115,800     $  3,893,775
First Data Corp.    .....................     143,900        6,322,606
Microsoft Corp.*    .....................      96,200       12,157,275
                                                         -------------
                                                          $ 22,373,656
                                                         -------------
Computer Software -- Systems -- 7.8%
Adobe Systems, Inc.    ..................      81,100     $  2,843,569
BMC Software, Inc.*    ..................      76,300        4,225,112
Cadence Design Systems, Inc.*   .........     100,600        3,370,100
Compaq Computer Corp.*    ...............      73,100        7,255,175
Computer Associates International,
  Inc.  .................................      92,000        5,123,250
Compuware Corp.*    .....................      74,200        3,543,050
Oracle Systems Corp.*  ..................     188,550        9,498,206
Sybase, Inc.*    ........................      68,200        1,014,475
Synopsys, Inc.*  ........................      66,700        2,451,225
                                                         -------------
                                                          $ 39,324,162
                                                         -------------
Consumer Goods and Services -- 8.0%
Colgate-Palmolive Co.  ..................     165,300     $ 10,785,825
Estee Lauder Cos., "A"    ...............      62,400        3,135,600
Gillette Co.  ...........................      97,300        9,219,175
Hertz Corp., "A"*   .....................       4,400          158,400
Philip Morris Cos., Inc.  ...............      43,300        1,921,438
Procter & Gamble Co.   ..................      57,000        8,051,250
Revlon, Inc., "A"*  .....................      68,600        3,554,337
Tyco International Ltd.   ...............      52,100        3,624,206
                                                         -------------
                                                          $ 40,450,231
                                                         -------------
Containers -- 0.3%
Stone Container Corp.  ..................     104,000     $  1,488,500
                                                         -------------


Issuer                                        Shares      Value
U.S. Stocks -- continued
Defense Electronics -- 0.6%
Loral Space & Communications Corp.*......     197,600     $  2,964,000
                                                         -------------
Electronics -- 2.3%
Analog Devices, Inc.*  ..................      81,233     $  2,157,751
Intel Corp.   ...........................      64,700        9,175,269
                                                         -------------
                                                          $ 11,333,020
                                                         -------------
Entertainment -- 1.1%
Clear Channel Communications, Inc.*            50,100     $  3,081,150
Jacor Communications, Inc., "A"*   ......      67,000        2,562,750
                                                         -------------
                                                          $  5,643,900
                                                         -------------
Financial Institutions -- 3.8%
Advanta Corp., "B"  .....................      99,100     $  3,536,631
American Express Co., Inc.   ............      36,500        2,719,250
ARM Financial Group, Inc., "A" *   ......       2,400           48,000
Federal National Mortgage Assn.    ......      86,800        3,786,650
Franklin Resources, Inc.  ...............      39,400        2,858,963
Morgan Stanley, Dean Witter,
  Discover & Co.*   .....................      38,700        1,666,519
Union Planters Corp.   ..................      85,310        4,425,456
                                                         -------------
                                                          $ 19,041,469
                                                         -------------
Food and Beverage Products -- 3.5%
Coca-Cola Co.    ........................     146,600     $  9,895,500
Earthgrains Co.  ........................      36,300        2,379,919
McCormick & Co., Inc.  ..................     117,100        2,956,775
Tyson Foods, Inc.   .....................     127,800        2,444,175
                                                         -------------
                                                          $ 17,676,369
                                                         -------------
Forest and Paper Products -- 1.5%
Kimberly-Clark Corp.   ..................     146,100     $  7,268,475
                                                         -------------
Industrial -- 1.0%
Keystone International, Inc.    .........     150,500     $  5,220,469
                                                         -------------
Insurance -- 8.7%
Allstate Corp.   ........................      65,100     $  4,752,300
Chubb Corp.   ...........................      58,000        3,878,750
CIGNA Corp.   ...........................      48,200        8,555,500
Conseco, Inc.    ........................     162,300        6,005,100
Equitable of Iowa Cos.    ...............      44,300        2,480,800
Hartford Financial Services Group,
  Inc.  .................................      62,900        5,204,975
Hartford Life, Inc., "A"*    ............       1,050           39,375
PennCorp Financial Group, Inc.  .........     126,000        4,851,000
Reliastar Financial Corp.    ............       6,200          453,375
Security-Connecticut Corp.   ............      45,200        2,488,825
Travelers Group, Inc.  ..................      77,200        4,868,425
                                                         -------------
                                                          $ 43,578,425
                                                         -------------
Medical and Health Products -- 2.0%
Bristol-Myers Squibb Co.  ...............     116,400     $  9,428,400
Uromed Corp.*    ........................     196,500          687,750
                                                         -------------
                                                          $ 10,116,150
                                                         -------------
Medical and Health Technology and
  Services -- 7.4%
Cardinal Health, Inc.  ..................      39,300     $  2,249,925
HBO & Co.  ..............................      82,700        5,695,962
HealthSouth Corp.*  .....................      78,870        1,966,821
Horizon CMS Healthcare Corp.*   .........     139,400        2,796,712
Integrated Health Services, Inc.   ......      26,100        1,004,850
Pacificare Health Systems, Inc., "A"*          36,200        2,192,363
Pacificare Health Systems, Inc., "B" *          5,500          351,313
St. Jude Medical, Inc.*   ...............     175,400        6,840,600
Tenet Healthcare Corp.*   ...............     101,700        3,006,506
United Healthcare Corp.   ...............     163,600        8,507,200
Vencor, Inc.*    ........................      61,800        2,611,050
                                                         -------------
                                                          $ 37,223,302
                                                         -------------

                                                                          21-RES

Issuer                                                 Shares     Value
U.S. Stocks -- continued
Oil Services -- 1.0%
Burlington Resources Inc.   .....................       71,700    $   3,163,762
Diamond Offshore Drilling, Inc.*  ...............       23,700        1,851,563
                                                                  -------------
                                                                  $   5,015,325
                                                                  -------------
Oils -- 1.1%
Apache Corp.    .................................       54,700    $   1,777,750
Chevron Corp.   .................................       48,400        3,578,575
                                                                  -------------
                                                                  $   5,356,325
                                                                  -------------
Pollution Control -- 1.0%
Browning Ferris Industries, Inc.  ...............       84,000    $   2,793,000
Waste Management, Inc.   ........................       68,300        2,194,138
                                                                  -------------
                                                                  $   4,987,138
                                                                  -------------
Railroads -- 2.4%
Burlington Northern Santa Fe
  Railway Co.   .................................       56,300    $   5,059,962
Wisconsin Central Transportation
  Corp.*  .......................................      186,000        6,928,500
                                                                  -------------
                                                                  $  11,988,462
                                                                  -------------
Restaurants and Lodging -- 3.1%
Doubletree Corp.*  ..............................       12,300    $     505,838
HFS, Inc.*   ....................................      129,900        7,534,200
Hilton Hotels Corp.   ...........................       51,300        1,362,656
Host Marriott Corp.*  ...........................      318,300        5,669,719
Promus Hotel Corp.*   ...........................       16,850          652,937
                                                                  -------------
                                                                  $  15,725,350
                                                                  -------------
Stores -- 3.9%
Ann Taylor Stores Corp.*    .....................       74,900    $   1,460,550
Gymboree Corp.*    ..............................      122,400        2,937,600
Hollywood Entertainment Corp.*    ...............       41,700          953,888
Home Depot, Inc.   ..............................       56,500        3,894,969
Lowes Co., Inc.    ..............................       66,700        2,476,238
Rite Aid Corp.  .................................      112,300        5,600,962
Staples, Inc.*  .................................      106,950        2,486,587
                                                                  -------------
                                                                  $  19,810,794
                                                                  -------------
Supermarkets -- 1.3%
Safeway, Inc.*  .................................      141,000    $   6,503,625
                                                                  -------------
Telecommunications -- 3.1%
Aspect Telecommunications Corp.*   .                   227,700    $   5,066,325
Intermedia Communications, Inc.*   .                     5,700          184,537
Lucent Technologies, Inc.   .....................       57,100        4,114,769
Qwest Communications
  International, Inc.*   ........................        2,900           79,025
WorldCom, Inc.*    ..............................      198,700        6,358,400
                                                                  -------------
                                                                  $  15,803,056
                                                                  -------------
Utilities -- Electric -- 1.1%
Coastal Corp.   .................................      102,900    $   5,472,994
                                                                  -------------
Utilities -- Telephone -- 1.7%
MCI Communications Corp.    .....................       90,900    $   3,479,766
Sprint Corp.    .................................      100,100        5,267,762
                                                                  -------------
                                                                  $   8,747,528
                                                                  -------------
  Total U.S. Stocks  .........................................    $ 449,441,984
                                                                  -------------

Issuer                                                 Shares    Value
Foreign Stocks -- 8.6%
Finland -- 0.1%
Huhtamaki Oy Group
  (Food Company)   ..............................        9,400    $     404,915
                                                                  -------------
France -- 0.4%
Union des Assurances Federales
  S.A. (Insurance)    ...........................       17,900    $   2,105,345
                                                                  -------------
Hong Kong -- 0.6%
Wharf Holdings Ltd. (Real Estate)    ............      719,000    $   3,118,420
                                                                  -------------
Italy -- 0.7%
Gucci Group Designs N.V.
  (Apparel and Textiles)    .....................       53,600    $   3,450,500
                                                                  -------------
Japan -- 2.8%
Canon, Inc. (Office Equipment)    ...............      191,000    $   5,204,087
Sony Corp. (Electronics)    .....................       69,400        6,054,545
TDK Corp. (Electronics)  ........................       38,000        2,790,848
                                                                  -------------
                                                                  $  14,049,480
                                                                  -------------
Singapore -- 0.3%
DBS Land Limited (Real Estate)    ...............      481,000    $   1,521,214
                                                                  -------------
Switzerland -- 1.2%
Novartis AG (Pharmaceuticals)  ..................        3,626    $   5,797,427
                                                                  -------------
United Kingdom -- 2.5%
British Petroleum PLC, ADR (Oils)    ............       94,920    $   7,107,135
Jarvis Hotels PLC (Restaurants and
  Lodging)+  ....................................      831,200        1,922,070
Kwik-Fit Holdings PLC (Retail)    ...............      574,400        2,570,489
Storehouse PLC (Retail)*    .....................      335,100        1,049,441
                                                                  -------------
                                                                  $  12,649,135
                                                                  -------------
  Total Foreign Stocks   .....................................    $  43,096,436
                                                                  -------------
  Total Stocks (Identified Cost, $422,599,609)  ..............    $ 492,538,420
                                                                  -------------
Short-Term Obligations -- 2.9%
                                                 Principal Amount
                                                   (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/03/97  ...........................     $  4,455    $   4,453,659
Federal National Mortgage Assn.,
  due 7/15/97 - 7/18/97  ........................        6,675        6,659,345
General Electric Co., due 7/01/97    ............        3,700        3,700,000
                                                                  -------------
  Total Short-Term Obligations, at
    Amortized Cost    ........................................    $  14,813,004
                                                                  -------------
  Total Investments
    (Identified Cost, $437,412,613)  .........................    $  507,351,424
Other Assets,
  Less Liabilities -- (0.9)%                                         (4,562,789)
                                                                  -------------
  Net Assets -- 100.0%   .....................................    $ 502,788,635
                                                                  =============

           See portfolio footnotes and notes to financial statements

22-RES

Portfolio of Investments -- June 30, 1997

Issuer                                      Shares  Value
Insurance -- 0.3%
ARM Financial Group, Inc., "A"*  ...        100     $  2,000
                                                   ---------
Telecommunications -- 0.5%
Qwest Communications
  International, Inc.*  ............        100     $  2,725
                                                   ---------
  Total Stocks (Identified Cost, $3,700)  ......    $  4,725
                                                   ---------
Short-Term Obligations -- 81.9%
                                  Principal Amount
                                    (000 Omitted)
Federal Farm Credit Bank, due
  7/01/97 - 10/03/97    ............     $  325     $322,182
Federal Home Loan Bank, due
  7/24/97   ........................         35       34,878
Federal Home Loan Mortgage
  Corp., due 7/15/97 - 7/23/97   ...         47       46,864
Tennessee Valley Authority, due
  8/19/97   ........................        100       99,262
                                                   ---------
  Total Short-Term Obligations, at
    Amortized Cost   ..........................     $503,186
                                                   ---------
  Total Investments
    (Identified Cost, $506,886)  ..............     $507,911
Other Assets,
  Less Liabilities -- 17.3%                          106,347
                                                   ---------
  Net Assets -- 100.0%  .......................     $614,258
                                                   =========

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
Research Growth and Income Series Total Return Series
Stocks -- 0.8% Stocks -- 56.3%

Issuer                                        Shares      Value
U.S. Stocks -- 50.2%
Aerospace -- 3.5%
AlliedSignal, Inc.  .....................     180,500     $   15,162,000
General Dynamics Corp.    ...............      98,850          7,413,750
Lockheed-Martin Corp.  ..................      47,000          4,867,437
Raytheon Co.  ...........................     189,400          9,659,400
United Technologies Corp.    ............     199,100         16,525,300
                                                         ---------------
                                                          $   53,627,887
                                                         ---------------
Apparel and Textiles -- 0.4%
VF Corp.   ..............................      72,000     $    6,102,000
                                                         ---------------
Automotive -- 2.0%
Dana Corp.    ...........................     158,000     $    6,004,000
Ford Motor Co.   ........................     246,289          9,297,410
General Motors Corp.   ..................      34,236          1,906,517
Goodrich (B.F.) Co.    ..................     294,100         12,738,206
                                                         ---------------
                                                          $   29,946,133
                                                         ---------------
Banks and Credit Companies -- 6.0%
Bank of New York, Inc.    ...............     219,760     $    9,559,560
BankBoston Corp.    .....................      43,000          3,098,688
BB&T Corp.*   ...........................     163,900          7,375,500
Chase Manhattan Corp.  ..................      90,132          8,748,437
Fleet/Norstar Financial Group, Inc.   ...     177,000         11,195,250
National City Corp.    ..................     249,200         13,083,000
NationsBank Corp.   .....................     195,000         12,577,500
Northern Trust Corp.   ..................     153,900          7,444,912
Norwest Corp.    ........................     187,300         10,535,625
PNC Bank Corp.   ........................     181,600          7,559,100
                                                         ---------------
                                                          $   91,177,572
                                                         ---------------
Business Machines -- 1.1%
Digital Equipment Corp.*  ...............     150,500     $    5,333,344
International Business Machines
  Corp.    ..............................     133,800         12,067,087
                                                         ---------------
                                                          $   17,400,431
                                                         ---------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc.  .........      76,900     $    2,917,394
                                                         ---------------
Chemicals -- 1.7%
Air Products & Chemicals, Inc.  .........      73,000     $    5,931,250
Dow Chemical Co.    .....................      44,600          3,885,775
du Pont (E. I.) de Nemours & Co.,
  Inc.  .................................     142,400          8,953,400
Rohm & Haas Co.  ........................      56,000          5,043,500
Witco Corp.   ...........................      63,000          2,390,062
                                                         ---------------
                                                          $   26,203,987
                                                         ---------------
Consumer Goods and Services -- 2.4%
Colgate-Palmolive Co.  ..................      83,600     $    5,454,900
Fortune Brands, Inc.*  ..................      49,700          1,854,431
Hertz Corp., "A"*   .....................       8,600            309,600
Philip Morris Cos., Inc.  ...............     392,000         17,395,000
Rubbermaid, Inc.    .....................     170,800          5,081,300
Service Corp. International  ............      34,833          1,145,135
Tyco International Ltd.   ...............      76,700          5,335,444
                                                         ---------------
                                                          $   36,575,810
                                                         ---------------
Electrical Equipment -- 1.9%
Cooper Industries, Inc.   ...............     165,500     $    8,233,625
General Electric Co.   ..................     278,000         18,174,250
Honeywell, Inc.  ........................      33,000          2,503,875
                                                         ---------------
                                                          $   28,911,750
                                                         ---------------
Financial Institutions -- 2.6%
American Express Co., Inc.   ............     154,800     $   11,532,600
Edwards (A.G.), Inc.   ..................     168,700          7,211,925
Federal Home Loan Mortgage Corp.              167,500          5,757,812

                                                                          23-TRS

Issuer                                         Shares      Value
Financial Institutions -- continued
Federal National Mortgage Assn.  .........     235,900     $   10,291,137
Franklin Resources, Inc.   ...............      67,250          4,879,828
                                                          ---------------
                                                           $   39,673,302
                                                          ---------------
Food and Beverage Products -- 0.9%
Anheuser Busch Cos, Inc.   ...............      39,000     $    1,635,562
Dimon, Inc.    ...........................      79,100          2,096,150
General Mills, Inc.  .....................      48,700          3,171,587
McCormick & Co., Inc.   ..................      66,100          1,669,025
PepsiCo, Inc.  ...........................     155,500          5,840,969
                                                          ---------------
                                                           $   14,413,293
                                                          ---------------
Forest and Paper Products -- 0.6%
Weyerhaeuser Co.  ........................     188,800     $    9,817,600
                                                          ---------------
Insurance -- 4.3%
Allstate Corp.    ........................      84,100     $    6,139,300
Chubb Corp.    ...........................     153,200         10,245,250
Cigna Corp.    ...........................      86,400         15,336,000
Lincoln National Corp.  ..................      63,000          4,055,625
Nationwide Financial Services, Inc., "A"       112,000          2,975,000
St. Paul Cos., Inc.  .....................     110,400          8,418,000
Torchmark Corp.   ........................     141,000         10,046,250
Travelers Group, Inc.   ..................     120,036          7,569,770
                                                          ---------------
                                                           $   64,785,195
                                                          ---------------
Machinery -- 0.9%
Deere & Co., Inc.    .....................     207,500     $   11,386,562
York International Corp.   ...............      54,300          2,497,800
                                                          ---------------
                                                           $   13,884,362
                                                          ---------------
Medical and Health Products -- 2.3%
American Home Products Corp.  ............     145,000     $   11,092,500
Baxter International, Inc.    ............      47,300          2,471,425
Bristol-Myers Squibb Co.   ...............     239,800         19,423,800
Rhone-Poulenc Rorer, Inc.  ...............      18,200          1,653,925
                                                          ---------------
                                                           $   34,641,650
                                                          ---------------
Medical and Health Technology and
  Services -- 0.5%
Columbia/HCA Healthcare Corp.    .........      30,800     $    1,210,825
United Healthcare Corp.    ...............     121,100          6,297,200
                                                          ---------------
                                                           $    7,508,025
                                                          ---------------
Metals and Minerals -- 0.7%
Aluminum Cos. of America   ...............     112,100     $    8,449,537
Phelps Dodge Corp.   .....................      21,800          1,857,087
                                                          ---------------
                                                           $   10,306,624
                                                          ---------------
Oils -- 4.7%
Amoco Corp.    ...........................      60,700     $    5,277,106
Atlantic Richfield Co.  ..................     115,800          8,163,900
Chevron Corp.  ...........................      91,800          6,787,463
Exxon Corp.    ...........................     223,600         13,751,400
Mobil Corp.    ...........................      72,600          5,072,925
Occidental Petroleum Corp.    ............     184,000          4,611,500
Sun Co., Inc.  ...........................      25,558            792,298
Tenneco, Inc.  ...........................      36,000          1,626,750
Texaco, Inc.   ...........................     131,900         14,344,125
Ultramar Diamond Shamrock Corp.   .             51,700          1,686,712
USX-Marathon Group   .....................     306,900          8,861,737
                                                          ---------------
                                                           $   70,975,916
                                                          ---------------
Photographic Products -- 0.7%
Eastman Kodak Co.    .....................     139,000     $   10,668,250
                                                          ---------------
Pollution Control -- 1.4%
Browning Ferris Industries, Inc.    ......     313,100     $   10,410,575
Waste Management, Inc.  ..................     315,300         10,129,013
                                                          ---------------
                                                           $   20,539,588
                                                          ---------------


Issuer                                         Shares      Value
Railroads -- 1.4%
Burlington Northern Santa Fe
  Railway Co.  ...........................      84,000     $    7,549,500
Illinois Central Corp.  ..................     228,600          7,986,712
Norfolk Southern Corp.  ..................      59,400          5,984,550
                                                          ---------------
                                                           $   21,520,762
                                                          ---------------
Real Estate -- 0.4%
Arden Realty, Inc.   .....................      63,200     $    1,643,200
Meditrust Corp.   ........................     103,200          4,115,100
National Health Investors, Inc.  .........      23,600            926,300
                                                          ---------------
                                                           $    6,684,600
                                                          ---------------
Real Estate Investment Trusts -- 0.8%
Boston Properties, Inc.*   ...............      83,900     $    2,307,250
Hospitality Properties Trust  ............     155,000          4,746,875
TriNet Corporate Realty Trust, Inc.    ...     151,400          5,005,663
                                                          ---------------
                                                           $   12,059,788
                                                          ---------------
Special Products and Services -- 0.1%
Stanley Works  ...........................      23,900     $      956,000
                                                          ---------------
Stores -- 1.7%
May Department Stores Co.  ...............      64,000     $    3,024,000
Penney (J.C.), Inc.  .....................      86,300          4,503,781
Rite Aid Corp.    ........................     275,690         13,750,039
Sears, Roebuck & Co.    ..................      85,000          4,568,750
                                                          ---------------
                                                           $   25,846,570
                                                          ---------------
Telecommunications -- 0.1%
TeleCommunications, Inc.*  ...............      30,938     $      734,766
                                                          ---------------
Utilities -- Electric -- 2.8%
Carolina Power & Light Co.    ............     153,000     $    5,488,875
CMS Energy Corp.  ........................      85,000          2,996,250
DPL, Inc.   ..............................      72,000          1,773,000
Duke Energy Corp.    .....................     148,935          7,139,572
FPL Group, Inc.   ........................     168,000          7,738,500
GPU, Inc.   ..............................     157,900          5,664,662
Pacificorp  ..............................      76,900          1,691,800
Pinnacle West Capital Corp.   ............     165,000          4,960,313
Portland General Corp.  ..................      66,700          2,647,156
Texas Utilities Co.  .....................      55,500          1,911,281
                                                          ---------------
                                                           $   42,011,409
                                                          ---------------
Utilities -- Gas -- 1.4%
Coastal Corp.  ...........................     194,000     $   10,318,375
Eastern Enterprises  .....................      76,700          2,660,531
Pacific Enterprises  .....................      60,000          2,017,500
UGI Corp.   ..............................      75,000          1,659,375
Williams Cos., Inc.  .....................     115,700          5,061,875
                                                          ---------------
                                                           $   21,717,656
                                                          ---------------
Utilities -- Telephone -- 2.7%
BellSouth Corp.   ........................     157,100     $    7,285,512
GTE Corp.   ..............................     265,600         11,653,200
MCI Communications Corp.   ...............      89,500          3,426,172
SBC Communications, Inc.   ...............     101,003          6,249,561
Sprint Corp.   ...........................     233,600         12,293,200
                                                          ---------------
                                                           $   40,907,645
                                                          ---------------
  Total U.S. Stocks  .................................     $  762,515,965
                                                          ---------------
Foreign Stocks -- 6.1%
Canada -- 0.1%
Canadian National Railway Co.
  (Railroad)   ...........................      28,100     $    1,229,375
                                                          ---------------
Germany -- 0.4%
Henkel KGaA (Consumer Goods
  and Services)   ........................     112,200     $    6,369,152
                                                          ---------------
Italy -- 0.3%
Eni S.p.A, ADR (Oils)   ..................      70,200     $    3,992,625
                                                          ---------------

24-TRS

Bonds -- 32.4%

Issuer                                     Shares      Value
Netherlands -- 1.2%
Akzo Nobel (Chemicals)    ............      51,200     $  7,017,987
Royal Dutch Petroleum Co., ADR
  (Oils)*  ...........................     205,600       11,179,500
                                                      -------------
                                                       $ 18,197,487
                                                      -------------
Spain -- 0.4%
Repsol S.A., ADR (Oils)   ............     133,800     $  5,678,138
                                                      -------------
Sweden -- 0.2%
Astra AB, "A", ADR
  (Pharmaceuticals)    ...............           1     $         25
Volvo AB, ADR (Automotive)   .........     101,000        2,701,750
                                                      -------------
                                                       $  2,701,775
                                                      -------------
Switzerland -- 0.6%
Novartis AG (Pharmaceuticals)   ......       6,232     $  9,964,028
                                                      -------------
United Kingdom -- 2.9%
British Petroleum PLC, ADR (Oils)  ...     246,828     $ 18,481,246
Gallaher Group PLC, ADR
  (Consumer Products)*    ............      49,700          916,344
Grand Metropolitan PLC (Food and
  Beverage Products)*  ...............     968,700        9,314,640
Smithkline Beecham PLC, ADR
  (Medical and Health Products)    ...     178,000       16,309,250
                                                      -------------
                                                       $ 45,021,480
                                                      -------------
  Total Foreign Stocks  ...........................    $ 93,154,060
                                                      -------------
  Total Stocks (Identified Cost, $640,435,328)  ...    $855,670,025
                                                      -------------
Convertible Preferred Stocks -- 1.5%
Agricultural Products -- 0.4%
Case Corp.    ........................      35,300     $  5,811,262
                                                      -------------
Consumer Goods and Services -- 0.2%
Corning Delaware LP    ...............      42,500     $  3,697,500
                                                      -------------
Electronics -- 0.2%
Loral Space & Communications Ltd.  ...      68,600     $  3,404,275
                                                      -------------
Financial Institutions -- 0.1%
Finova Finance Trust   ...............      21,200     $  1,219,000
                                                      -------------
Metals and Minerals -- 0.1%
Timet Capital Trust I##   ............      27,600     $  1,462,800
                                                      -------------
Restaurants and Lodging -- 0.4%
Host Marriott Financial Trust##    ...     116,700     $  6,768,600
                                                      -------------
Utilities -- Gas -- 0.1%
Enron Corp.   ........................      39,200     $    749,700
                                                      -------------
  Total Convertible Preferred Stocks
    (Identified Cost, $18,959,231)  ...............    $ 23,113,137
                                                      -------------
Preferred Stocks -- 0.3%
Oils -- 0.1%
USX-Marathon Capital, LLC, 8.75%   .        63,100     $  1,585,387
                                                      -------------
Utilities -- Electric -- 0.1%
Long Island Lighting Co., 7.95%    ...      80,000     $  2,090,000
                                                      -------------
Utilities -- Gas -- 0.1%
El Paso Tennessee Gas Pipeline
  Co., 8.25%  ........................      16,000     $    864,000
                                                      -------------
  Total Preferred Stocks
    (Identified Cost, $4,333,100)   ...............    $  4,539,387
                                                      -------------











Bonds -- 32.4%

                                           Principal Amount
Issuer                                      (000 Omitted)      Value
U.S. Bonds -- 29.6%
Aerospace -- 0.1%
Northrop Grumman Corp., 9.375s,
  2024   .................................      $1,145         $    1,256,603
                                                              ---------------
Airlines -- 1.5%
Continental Airlines, Inc., 9.5s, 2001 ...       $2,375         $    2,464,063
Continental Airlines Pass-Through
  Trust, 9.5s, 2013  .....................         833                942,708
Continental Airlines Pass-Through
  Trust, 10.22s, 2014   ..................       2,771              3,255,342
Continental Airlines Pass-Through
  Trust, 7.461s, 2016##    ...............         400                403,264
Delta Air Lines, Inc., 8.5s, 2002   ......       1,600              1,689,120
Delta Air Lines, Inc., 9.75s, 2021  ......       5,250              6,293,700
Jet Equipment Trust, 9.41s, 2010##  ......       1,000              1,144,270
Jet Equipment Trust, 8.64s, 2012##   .....         962              1,046,263
Jet Equipment Trust, 11.44s, 2014##  .....       1,200              1,487,100
Jet Equipment Trust, 10.69s, 2015##  .....       1,000              1,204,180
Northwest Airlines, Inc., 8.7s, 2007  ....         400                407,600
United Airlines Pass-Thru Trust,
  7.27s, 2013  ...........................       2,189              2,153,496
                                                              ---------------
                                                               $   22,491,106
                                                              ---------------
Automotive -- 0.1%
Ford Motor Co., 7.7s, 2097    ............      $1,890         $    1,904,818
                                                              ---------------
Banks and Credit Companies -- 1.6%
Beaver Valley II Funding Corp.,
  8.25s, 2003  ...........................      $3,000         $    3,035,400
Beaver Valley II Funding Corp.,
  8.625s, 2007    ........................       1,132              1,157,153
Beaver Valley II Funding Corp.,
  9s, 2017  ..............................       1,700              1,774,902
BT Institutional Capital Trust, 8.09s,
  2026##    ..............................       1,600              1,551,472
Capital One Bank, 6.97s, 2002    .........       4,800              4,742,400
Capital One Financial Corp.,
  7.25s, 2003  ...........................       1,500              1,455,705
Colonial Capital II, 8.92s, 2027    ......       1,115              1,134,457
Contifinancial Corp., 8.375s, 2003   .....         425                436,688
First Chicago NBD Institutional
  Capital, 7.95s, 2026##   ...............         850                830,781
Greenpoint Capital Trust I, 9.1s,
  2027##    ..............................         750                762,825
MBNA Capital, 8.278s, 2026    ............       3,700              3,580,231
Riggs National Corp., 8.5s, 2006    ......       1,000              1,040,000
State Street Bank & Trust,
  7.94s, 2026##   ........................       1,700              1,691,789
Washington Mutual Capital I,
  8.375s, 2027    ........................       1,000              1,016,070
                                                              ---------------
                                                               $   24,209,873
                                                              ---------------
Building -- 0.1%
Owens Corning Fiberglass Corp.,
  8.875s, 2002    ........................      $  800         $      860,520
Owens Corning Fiberglass Corp.,
  9.9s, 2015##    ........................         800                887,000
                                                              ---------------
                                                               $    1,747,520
                                                              ---------------
Business Machines -- 0.1%
International Business Machines
  Corp., 7.125s, 2096   ..................      $1,400         $    1,319,332
                                                              ---------------
Cellular Telephones -- 0.1%
360 Communications Co.,
  7.5s, 2006   ...........................      $  800         $      798,048
360 Communications Co.,
  7.6s, 2009   ...........................         395                395,016
                                                              ---------------
                                                               $    1,193,064
                                                              ---------------

                                                                          25-TRS

                                               Principal Amount
Issuer                                         (000 Omitted)      Value
Consumer Goods and Services -- 0.2%
Philip Morris Cos., Inc., 7.75s, 2027 ...        $ 2,692          $    2,639,883
                                                                 ---------------
Corporate Asset Backed -- 2.2%
AT&T Universal Card Master Trust,
  5.881s, 2003   ........................        $18,000          $   18,000,000
AT&T Universal Card Master Trust,
  5.9s, 2004  ...........................          6,000               5,992,500
BCF LLC, 7.75s, 2026##    ...............            890                 856,712
Merrill Lynch Mortgage Investors,
  Inc., 8.129s, 2023+  ..................            514                 446,377
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001##  ..................          7,925               7,591,199
                                                                 ---------------
                                                                  $   32,886,788
                                                                 ---------------
Electronics -- 0.2%
Harman International Industries,
  Inc., 7.32s, 2007    ..................        $ 2,300          $    2,300,000
                                                                 ---------------
Entertainment -- 1.2%
NWCG Holdings Corp., 0s, 1999   .........        $ 2,810          $    2,470,664
Paramount Communications, Inc.,
  7.5s, 2002  ...........................          7,745               7,759,251
Time Warner, Inc., 9.15s, 2023  .........          6,607               7,297,366
                                                                 ---------------
                                                                  $   17,527,281
                                                                 ---------------
Financial Institutions -- 2.2%
AFC Capital Trust I, 8.207s, 2027##              $ 2,465          $    2,512,994
Bear Stearns Cos., Inc., 6.5s, 2000   ...          1,200               1,197,816
First Empire Capital Trust I,
  8.234s, 2027   ........................          2,200               2,205,544
First Merchants Acceptance Corp.,
  9.5s, 2006  ...........................            640                 512,000
Ford Motor Credit Co., 7.2s, 2007  ......            850                 854,590
HSBC Americas Capital Trust II,
  8.38s, 2027##  ........................          2,550               2,582,538
Humpuss Funding Corp.,
  7.72s, 2009##  ........................            782                 769,187
Lehman Brothers Holdings, Inc.,
  6.4s, 1999  ...........................          3,000               2,984,010
Lehman Brothers Holdings, Inc.,
  7.125s, 2003   ........................          1,600               1,597,536
Lehman Brothers Holdings, Inc.,
  7.375s, 2004   ........................            250                 251,530
Lehman Brothers Holdings, Inc.,
  7.5s, 2026  ...........................          4,830               4,963,549
Leucadia Capital Trust I,
  8.65s, 2027##  ........................          2,600               2,601,105
Salomon, Inc., 7.2s, 2004    ............            860                 855,416
Salton Sea Funding Corp.,
  7.37s, 2005    ........................          1,575               1,565,314
Salton Sea Funding Corp.,
  7.84s, 2010    ........................          1,575               1,572,480
Salton Sea Funding Corp.,
  8.3s, 2011  ...........................            800                 828,192
Southern Co. Capital Trust I, 8.19s,
  2037##   ..............................          2,520               2,551,727
St. George Funding Co.,
  8.485s, 2049##    .....................          1,700               1,740,375
United Cos. Financial Corp.,
  7.7s, 2004  ...........................            850                 837,939
                                                                 ---------------
                                                                  $   32,983,842
                                                                 ---------------
Food and Beverage Products -- 0.2%
RJR Nabisco, Inc., 8.25s, 2004  .........        $   750          $      738,172
RJR Nabisco, Inc., 8.5s, 2007   .........          1,500               1,516,875
RJR Nabisco, Inc., 8.75s, 2007  .........          1,150               1,164,559
                                                                 ---------------
                                                                  $    3,419,606
                                                                 ---------------


                                              Principal Amount
Issuer                                         (000 Omitted)      Value
Forest and Paper Products -- 0.7%
Boise Cascade Co., 9.85s, 2002  .........        $ 2,440          $    2,721,381
Boise Cascade Co., 7.35s, 2004  .........          1,500               1,504,425
Boise Cascade Co., 7.43s, 2005  .........          1,000               1,004,420
Georgia Pacific Corp., 9.875s, 2021      .          2825               3,130,015
Georgia Pacific Corp., 9.5s, 2022  ......           2240               2,417,072
                                                                 ---------------
                                                                  $   10,777,313
                                                                 ---------------
Insurance -- 1.4%
Conseco Finance Trust III,
  8.796s, 2027   ........................        $   995          $    1,028,840
Equitable Life Assurance Society,
  7.7s, 2015##   ........................          2,533               2,519,752
Jackson National Life Insurance
  Co., 8.15s, 2027##   ..................          1,075               1,097,586
Liberty Mutual Insurance Co.,
  8.2s, 2007##   ........................          4,007               4,268,297
Nationwide Mutual Life Insurance
  Co., 7.5s, 2024##    ..................          3,200               3,024,320
NGC Corp. Capital Trust,
  8.316s, 2027##    .....................          4,100               4,239,810
Providian Capital I, 9.525s, 2027##   .            1,550               1,611,628
Travelers Capital III, 7.75s, 2036    ...          3,250               3,152,630
                                                                 ---------------
                                                                  $   20,942,863
                                                                 ---------------
Manufacturing
Toro Co., 7.8s, 2027   ..................        $   675          $      669,937
                                                                 ---------------
Medical and Health Technology
and Services -- 0.1%
Tenet Healthcare Corp., 8s, 2005   ......        $ 2,250          $    2,255,625
                                                                 ---------------
Oil Services -- 0.1%
Clark Oil Refining Corp.,
  10.5s, 2001    ........................        $ 1,000          $    1,030,000
Transcontinental Gas Pipe Line,
  7.25s, 2026    ........................          1,215               1,166,400
                                                                 ---------------
                                                                  $    2,196,400
                                                                 ---------------
Oils -- 0.7%
Chesapeake Energy Corp.,
  7.875s, 2004   ........................        $ 2,450          $    2,376,500
Enserch Exploration, Inc.,
  7.54s, 2009##  ........................          1,500               1,485,270
Louisiana Land & Exploration Co.,
  7.625s, 2013   ........................          1,500               1,512,930
Louisiana Land & Exploration Co.,
  7.65s, 2023    ........................            900                 898,875
Oryx Energy Co., 8.375s, 2004   .........          2,300               2,396,807
Transocean Offshore, Inc., 8s, 2027                2,155               2,227,429
                                                                 ---------------
                                                                  $   10,897,811
                                                                 ---------------
Precious Metals and Minerals
Freeport McMoRan Copper & Gold,
  7.5s, 2006  ...........................        $   570          $      565,907
                                                                 ---------------
Railroads -- 0.1%
Norfolk Southern Corp., 7.8s, 2027   ....        $   690          $      708,699
Norfolk Southern Corp., 7.05s, 2037  ....          1,270               1,288,974
                                                                 ---------------
                                                                  $    1,997,673
                                                                 ---------------
Real Estate Investment Trusts -- 0.2%
Loewen Group International, Inc.,
  7.5s, 2001  ...........................        $ 2,900          $    2,929,000
                                                                 ---------------
Restaurants and Lodging -- 0.5%
Circus Circus Enterprises, Inc.,
  6.7s, 2096  ...........................        $ 1,700          $    1,644,257
Hilton Hotels Corp., 7.95s, 2007   ......          5,850               5,993,968
                                                                 ---------------
                                                                  $    7,638,225
                                                                 ---------------

26-TRS

                                         Principal Amount
Issuer                                     (000 Omitted)     Value
Telecommunications -- 1.1%
Comcast Cellular Holdings, Inc.,
  9.5s, 2007##  ........................      $ 1,000        $    1,005,000
TCI Communications Financing III,
  9.65s, 2027   ........................        3,000             3,171,030
TCI Communications, Inc.,
  6.463s, 2003  ........................        2,730             2,716,350
Tele-Communications, Inc.,
  7.38s, 2001   ........................          750               752,235
Tele-Communications, Inc.,
  7.385s, 2001  ........................        5,890             5,908,671
Tele-Communications, Inc.,
  7.49s, 2003   ........................        3,400             3,379,022
                                                            ---------------
                                                             $   16,932,308
                                                            ---------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014            $ 1,200        $    1,220,124
                                                            ---------------
U.S. Federal Agencies -- 3.2%
Federal National Mortgage Assn.,
  TBA, 7s, 2009[sec][sec]   ............      $25,000        $   24,945,250
Federal National Mortgage Assn.,
  TBA, 8s, 2026[sec][sec]   ............       23,572            24,094,420
                                                            ---------------
  Total U.S. Federal Agencies    ........................    $   49,039,670
                                                            ---------------
U.S. Government Guaranteed -- 6.8%
Government National Mortgage
  Association -- 1.5%
GNMA, 7.5s, 2026   .....................      $ 3,022        $    3,030,779
GNMA, 8s, 2017 - 2025    ...............       13,636            14,103,713
GNMA, 8.5s, 2026   .....................        4,888             5,078,543
                                                            ---------------
                                                             $   22,213,035
                                                            ---------------
U.S. Treasury Obligations -- 5.3%
U.S. Treasury Notes, 9.25s, 1998  ......      $ 3,900        $    4,039,542
U.S. Treasury Notes, 9.125s, 1999   ....       17,950            18,900,811
U.S. Treasury Notes, 7.25s, 2004  ......        2,873             2,994,643
U.S. Treasury Notes, 6.5s,
  2002 - 2006   ........................        4,883             4,899,364
U.S. Treasury Notes, 6.25s,
  2002 - 2007   ........................       15,004            14,706,798
U.S. Treasury Notes, 6.625s,
  2002 - 2007   ........................        3,350             3,379,529
U.S. Treasury Bonds, 12.375s, 2004              1,900             2,510,071
U.S. Treasury Bonds, 9.875s, 2015   ....        5,900             7,758,500
U.S. Treasury Bonds, 6.5s, 2026   ......       15,610            14,970,927
U.S. Treasury Bonds, 6.625s, 2027   ....        6,250             6,115,250
                                                            ---------------
                                                             $   80,275,435
                                                            ---------------
  Total U.S. Government Guaranteed  .....................    $  102,488,470
                                                            ---------------
Utilities -- Electric -- 4.1%
Central Maine Power Co.,
  7.45s, 1999   ........................      $   800        $      795,080
Cleveland Electric Illuminating Co.,
  9.25s, 1999   ........................        1,645             1,716,821
Cleveland Electric Illuminating Co.,
  9.375s, 2017  ........................        3,125             3,259,031
Cleveland Electric Illuminating Co.,
  9s, 2023   ...........................        2,325             2,431,229
Comed Financing II, 8.5s, 2027##   .            1,500             1,494,660
Commonwealth Edison Co.,
  6.4s, 2005    ........................        1,600             1,496,496
Commonwealth Edison Co.,
  7.625s, 2007  ........................        3,635             3,644,233
Connecticut Light & Power Co.,
  7.75s, 2002##    .....................        3,320             3,305,724
Edison Mission Energy Funding
  Corp., 7.33s, 2008##   ...............          475               473,827


                                         Principal Amount
Issuer                                    (000 Omitted)      Value
Utilities - Electric -- continued
El Paso Electric Co., 8.9s, 2006  ......      $   525        $      558,668
First PV Funding Corp., 10.3s, 2014             1,086             1,145,252
First PV Funding Corp.,
  10.15s, 2016  ........................        1,421             1,497,777
Long Island Lighting Co., 7.5s, 2007            1,000               995,880
Long Island Lighting Co., 8.9s, 2019            7,170             7,473,076
Long Island Lighting Co., 9s, 2022   ...       10,180            11,147,303
Long Island Lighting Co.,
  9.625s, 2024  ........................          394               403,850
Louisiana Power & Light Co.,
  10.67s, 2017  ........................        1,475             1,570,781
Midland Cogeneration Venture
  Corp., 10.33s, 2002    ...............          615               658,289
Midland Funding Corp. II, "A",
  11.75s, 2005  ........................        1,750             2,036,948
Montana Power Co., 7.875s, 2026   ......          200               198,000
Niagara Mohawk Power Corp.,
  6.875s, 2001  ........................        3,300             3,208,198
Niagara Mohawk Power Corp.,
  8.77s, 2018   ........................        4,150             4,187,350
North Atlantic Energy Corp.,
  9.05s, 2002   ........................        4,751             4,806,492
System Energy Resources,
  7.38s, 2000##    .....................        1,800             1,787,112
Texas & New Mexico Power Co.,
  12.5s, 1999##    .....................          900               965,133
Waterford 3 Funding, 8.09s, 2017  ......        1,500             1,500,000
                                                            ---------------
                                                             $   62,757,210
                                                            ---------------
Utilities -- Gas -- 0.7%
California Energy, Inc., 10.25s, 2004         $ 1,450        $    1,559,040
Coastal Corp., 7.42s, 2037  ............        2,143             2,053,744
Oryx Energy Co., 10s, 2001  ............          900               981,684
Tennessee Gas Pipeline Company,
  7.625s, 2037  ........................        2,126             2,103,486
Utilicorp United, Inc., 8.45s, 1999  ...        3,790             3,932,428
                                                            ---------------
                                                             $   10,630,382
                                                            ---------------
  Total U.S. Bonds    ...............................        $  449,818,634
                                                            ---------------
Foreign Bonds -- 2.8%
Argentina -- 0.3%
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities - Electric)##  ............      $ 4,296        $    4,338,960
Republic of Argentina, 9.25s, 2001   ...           910              949,130
                                                             --------------
                                                             $    5,288,090
                                                             ---------------
Canada -- 0.2%
Fairfax Financial Holdings Ltd.,
  8.3s, 2026 (Insurance)    ............      $ 1,500        $    1,556,970
Gulf Canada Resources Ltd.,
  8.25s, 2017 (Oils)  ..................          800               820,000
                                                            ---------------
                                                             $    2,376,970
                                                            ---------------
Chile -- 0.2%
Empresa Electrica del Norts,
  7.75s, 2006 (Utilities - Electric)##        $   575        $      564,650
Empresa Nacional de Electric,
  7.325s, 2037 (Utilities - Electric)           1,610             1,614,653
Enersis S.A., 6.9s, 2006
  (Utilities - Electric)    ............          750               728,460
                                                            ---------------
                                                             $    2,907,763
                                                            ---------------
China -- 0.1%
Dao Heng Bank Ltd., 7.75s, 2007
  (Banks and Credit Cos.)##    .........      $ 1,500        $    1,504,035
                                                            ---------------

                                                                          27-TRS

Convertible Bonds -- 0.7%
Bonds -- continued

                                         Principal Amount
Issuer                                    (000 Omitted)     Value
Colombia -- 0.5%
Financiera Energetica Nacional
  Colombia, 9.375s, 2006
  (Finance)##   ........................      $   550       $       588,500
Oleoducto Central S.A.,
  9.35s, 2005 (Oil Services)##    ......        1,200             1,270,500
Republic of Colombia, 8.75s, 1999   ....        1,000             1,045,870
Republic of Colombia, 7.625s, 2007              1,250             1,220,000
Republic of Colombia,
  8.66s, 2016##    .....................          600               636,000
Republic of Colombia, 8.7s, 2016  ......        2,840             2,857,750
                                                            ---------------
                                                            $     7,618,620
                                                            ---------------
Indonesia -- 0.2%
Indah Kiat Finance Mauthius Ltd.,
  10s, 2007 (Forest and Paper
  Products)##   ........................      $ 1,300       $     1,291,511
PT Polysindo Eka Perkasa,
  13s, 2001 (Textiles)   ...............        1,663             1,885,426
                                                            ---------------
                                                            $     3,176,937
                                                            ---------------
Mexico -- 0.2%
Banco Commercial S.A., 8.25s,
  2007 (Banks and Credit Cos.)##   .          $ 1,190       $     1,190,595
Pepsi-Gemex S.A. de C.V.,
  9.75s, 2004 (Beverages)##    .........          850               872,312
Petroleum GEO Services A/S,
  7.5s, 2007 (Oil Services)    .........          425               428,226
United Mexican States,
  9.875s, 2007  ........................          270               288,225
                                                            ---------------
                                                            $     2,779,358
                                                            ---------------
Panama -- 0.1%
Republic of Panama,
  7.875s, 2002##   .....................      $   940       $       937,650
                                                            ---------------
Qatar -- 0.1%
Ras Laffan Liquified Natural Gas,
  8.294s, 2014 (Utilities - Gas)##   ...      $ 1,350       $     1,404,000
                                                            ---------------
Russia -- 0.1%
Russian Federation, 10s, 2007##   ......      $ 2,000       $     1,993,000
                                                            ---------------
South Korea -- 0.4%
Korea Development Bank, 6.75s,
  2005 (Banks and Credit Cos.) .........      $ 4,150       $     4,021,018
Korea Electric Power Corp.,
  7s, 2027 (Utilities - Electric)    ...        2,485             2,436,319
                                                            ---------------
                                                            $     6,457,337
                                                            ---------------
Thailand -- 0.4%
Industrial Finance Corp.,
  7.375s, 2007 (Finance)##  ............      $ 1,500       $     1,465,605
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011
  (Telecommunications)##    ............        2,500             2,545,550
LCI International, Inc., 7.25s, 2007
  (Telecommunications)   ...............        1,000               990,500
Total Access Communication Public
  Co. Ltd., 8.375s, 2006
  (Telecommunications)##    ............          800               785,520
                                                            ---------------
                                                            $     5,787,175
                                                            ---------------
  Total Foreign Bonds   .................................   $    42,230,935
                                                            ---------------
  Total Bonds (Identified Cost, $488,185,564)   .........   $   492,049,569
                                                            ---------------

Convertible Bonds -- 0.7%
                                         Principal Amount
Issuer                                    (000 Omitted)     Value
Building Materials -- 0.1%
Cemex, 4.25s, 1997##  ..................      $ 1,000       $       993,750
                                                            ---------------
Financial Institutions -- 0.2%
Deutsche Bank Finance, 0s, 2017##             $ 6,670       $     3,051,525
                                                            ---------------
Insurance -- 0.1%
Equitable Cos., Inc., 6.125s, 2024   .        $ 1,300       $     1,777,750
                                                            ---------------
Oil Services -- 0.3%
Diamond Offshore Drilling, Inc.,
  3.75s, 2007   ........................      $ 3,420       $     3,915,900
                                                            ---------------
  Total Convertible Bonds
    (Identified Cost, $8,507,916) ......                    $     9,738,925
                                                            ---------------
Short-Term Obligations -- 9.1%
Coca-Cola Co., due 8/20/97  ............      $ 6,000       $     5,954,250
Federal Home Loan Mortgage
  Corp., due 7/09/97 - 8/15/97    ......       28,510            28,396,927
Federal National Mortgage Assn.,
  due 7/07/97 - 7/22/97  ...............       87,115            86,913,907
General Electric Co., due 7/01/97    ...       12,200            12,200,000
Morgan (J.P.) & Co., Inc.,
  due 7/28/97   ........................        5,475             5,452,251
                                                            ---------------
  Total Short-Term Obligations,
    at Amortized Cost    ............................       $   138,917,335
                                                            ---------------
  Total Investments
    (Identified Cost, $1,299,338,474)   .............       $ 1,524,028,378
Other Assets,
  Less Liabilities -- (0.3)%                                     (3,893,522)
                                                            ---------------
Net Assets -- 100.0%  ...............................       $ 1,520,134,856
                                                            ===============

           See portfolio footnotes and notes to financial statements

28-TRS

Portfolio of Investments -- June 30, 1997
Utilities Series
Stocks -- 84.7%

Issuer                                            Shares     Value
U.S. Stocks -- 60.6%
Real Estate Investment Trusts -- 11.6%
American General Hospitality Corp.                15,700     $   388,575
Beacon Properties Corp.   ..................      29,800         994,575
Boston Properties, Inc.*  ..................      16,700         459,250
Boykin Lodging Co.  ........................      23,700         567,319
Brandywine Realty Trust   ..................      32,400         656,100
Cornerstone Properties, Inc.    ............      23,100         355,162
FelCor Suite Hotels, Inc.    ...............      21,300         793,425
First Industrial Realty Trust, Inc.   ......      15,500         453,375
Hospitality Properties Trust    ............      12,450         381,281
Innkeepers USA Trust   .....................      46,900         703,500
Liberty Property Trust    ..................      13,000         323,375
Mid-America Apartment
  Communities, Inc.    .....................      14,700         412,519
National Health Investors, Inc.    .........      12,600         494,550
Oasis Residential, Inc.   ..................      16,000         376,000
Shurgard Storage Centers, Inc.  ............       6,000         168,000
Sovran Self Storage, Inc.    ...............      19,000         555,750
Storage Trust Realty   .....................      32,900         871,850
TriNet Corporate Realty Trust, Inc.   ......      21,900         724,069
Winston Hotels, Inc.   .....................      39,100         588,944
                                                            ------------
                                                             $10,267,619
                                                            ------------
Utilities -- Electric -- 15.8%
Central Hudson Gas & Electric
  Corp.    .................................      16,000     $   551,000
Cinergy Corp.    ...........................      19,000         661,437
CMS Energy Corp.    ........................      38,700       1,364,175
Dominion Resources, Inc.  ..................      13,200         483,450
Edison International   .....................      20,700         514,913
Florida Progress Corp.    ..................      22,000         688,875
FPL Group, Inc.  ...........................      10,800         497,475
GPU, Inc.  .................................      13,300         477,138
Illinova Corp.   ...........................      29,150         641,300
Long Island Lighting Co.  ..................      28,000         644,000
Nipsco Industries, Inc.   ..................       5,300         218,956
Pinnacle West Capital Corp.  ...............      45,450       1,366,341
Portland General Corp.    ..................      38,400       1,524,000
Public Service Co. of Colorado  ............      28,200       1,170,300
Public Service Co. of New Mexico   .........      85,500       1,528,312
Texas Utilities Co.    .....................      19,400         668,087
Utilicorp United, Inc.    ..................      34,800       1,013,550
                                                            ------------
                                                             $14,013,309
                                                            ------------
Utilities -- Gas -- 19.0%
Brooklyn Union Gas Co.    ..................      22,200     $   635,475
Coastal Corp.    ...........................      22,900       1,217,994
Columbia Gas System, Inc.    ...............      39,600       2,583,900
Eastern Enterprises    .....................       7,000         242,813
Energen Corp.    ...........................      25,700         865,769
Enron Oil & Gas Co.    .....................      33,200         601,750
KN Energy, Inc.  ...........................      30,700       1,293,237
National Fuel Gas Co.  .....................       8,500         356,469
NGC Corp.  .................................      94,800       1,463,475
NICOR, Inc.   ..............................       5,500         197,313
ONEOK, Inc.   ..............................      19,000         611,562
Questar Corp.    ...........................      24,000         969,000
Sierra Pacific Resources  ..................      63,200       2,022,400
Sonat, Inc.   ..............................      22,600       1,158,250
Tejas Gas Corp.*    ........................      35,000       1,373,750
Union Pacific Resources Group, Inc.               19,700         490,037
Western Gas Resources, Inc.  ...............      21,600         421,200
Williams Cos., Inc.    .....................       7,500         328,125
                                                            ------------
                                                             $16,832,519
                                                            ------------


Issuer                                            Shares     Value
Utilities -- Telephone -- 14.2%
Ameritech Corp.  ...........................       5,300     $   360,069
BellSouth Corp.  ...........................      13,500         626,063
Brooks Fiber Properties, Inc.*  ............      35,300       1,191,375
Cellular Communications
  International, Inc.*    ..................      23,900         800,650
GTE Corp.  .................................      22,500         987,188
Intermedia Communications, Inc.*   .........      37,700       1,220,537
LCI International, Inc.*  ..................      75,700       1,655,937
NYNEX Corp.   ..............................      23,800       1,371,475
Qwest Communications International, Inc.*         10,500         286,125
SBC Communications, Inc.  ..................       7,568         468,270
Teleport Communications Group, Inc., "A"*         17,200         586,950
US West Communications Group    ............      34,600       1,303,987
WorldCom, Inc.*  ...........................      54,930       1,757,760
                                                            ------------
                                                             $12,616,386
                                                            ------------
  Total U.S. Stocks    .................................     $53,729,833
                                                            ------------
Foreign Stocks -- 24.1%
Argentina -- 2.0%
Central Costanera, ADR
  (Utilities - Electric)##   ...............      17,100     $   598,500
Telecom Argentina Stet - France
  Telecom S.A., ADR
  (Utilities - Telephone)    ...............       8,500         446,250
Telefonica de Argentina, ADR
  (Utilities - Telephone)    ...............      21,000         727,125
                                                            ------------
                                                             $ 1,771,875
                                                            ------------
Brazil -- 6.9%
Companhia de Electricidade do
  Estado da Bahia-COELBA
  (Utilities - Electric)*    ...............      14,600     $ 1,342,685
Companhia Paranaense de
  Energia - COPEL "B", Preferred
  (Utilities - Electric)*    ...............      76,100       1,413,841
Companhia Riograndense
  Telecom, "A", Preferred
  (Utilities - Telephone)*   ...............     652,200         987,539
Light - Servicos de Electricidade
  S.A. (Utilities - Electric)   ............       1,100         547,435
Telecomunicacoes Brasileiras S.A.,
  ADR (Utilities - Telephone)   ............      11,800       1,789,175
                                                            ------------
                                                             $ 6,080,675
                                                            ------------
Canada -- 1.0%
BCE, Inc. (Utilities - Telephone)  .........      33,400     $   935,200
                                                            ------------
Chile -- 2.4%
Chilectra S.A., ADR
  (Utilities - Electric)  ..................      53,500     $ 1,598,313
Empresa Nacional de Electricidad
  S.A., ADR (Utilities - Electric)    ......      24,000         541,500
                                                            ------------
                                                             $ 2,139,813
                                                            ------------
Greece -- 0.5%
Hellenic Telecommunication
  Organization S.A.
  (Utilities - Telephone)    ...............      18,600     $   436,842
                                                            ------------
Hong Kong -- 0.4%
Asia Satellite Telecommunications
  Holdings Ltd.
  (Utilities - Telephone)    ...............     125,000     $   383,213
                                                            ------------
Indonesia -- 0.5%
PT Indosat, ADR (Utilities - Electric)   ...      13,700     $   410,144
                                                            ------------

                                                                          29-UTS

Issuer                                          Shares      Value
Italy -- 2.2%
Stet Societa Finanziaria Telefonica
  S.p.A. (Utilities - Telephone)    ......       75,100     $   437,811
Telecom Italia S.p.A.
  (Utilities - Telephone)  ...............      350,000         693,528
Telecom Italia S.p.A., Saving Shares
  (Utilities - Telephone)  ...............      446,100         798,577
                                                           ------------
                                                            $ 1,929,916
                                                           ------------
Peru -- 1.4%
CPT Telefonica del Peru S.A., "B"
  (Utilities - Telephone)  ...............      139,200     $   365,708
Telefonica del Peru S.A., ADR
  (Utilities - Telephone)  ...............       32,950         862,878
                                                           ------------
                                                            $ 1,228,586
                                                           ------------
Portugal -- 1.6%
Portugal Telecom S.A. (Utilities -
  Telephone)   ...........................       13,200     $   532,803
Portugal Telecom S.A., ADR
  (Utilities - Telephone)  ...............       10,700         429,338
Telecel - Comunicacaoes Pessoais
  S.A. (Cellular Telephones)*    .........        5,500         456,509
                                                           ------------
                                                            $ 1,418,650
                                                           ------------
Spain -- 0.8%
Iberdrola SA (Utilities - Electric)    ...       54,000     $   681,828
                                                           ------------
United Kingdom -- 4.4%
Cable & Wireless Public PLC, ADR
  (Utilities - Telephone)  ...............       31,700     $   885,619
National Grid Group PLC
  (Utilities - Electric)   ...............      250,000         902,503
National Power PLC
  (Utilities - Electric)   ...............      100,300         871,004
PowerGen PLC (Utilities - Electric)*   ...      106,000       1,259,079
                                                           ------------
                                                            $ 3,918,205
                                                           ------------
  Total Foreign Stocks    ..............................    $21,334,947
                                                           ------------
  Total Stocks (Identified Cost, $66,634,137)  .........    $75,064,780
                                                           ------------
Convertible Preferred Stocks -- 0.7%
Compania Inversiones Telephone,
  7% (Utilities - Telephone)##   .........        3,800     $   248,900
Aes Corp., 5.375%
  (Utilities - Electric)   ...............        6,600         388,575
                                                           ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $532,450) ........................    $   637,475
                                                           ------------
Warran
Hellenic Telecommunication
  Organization S.A. (Utilities -
  Telephone) (Identified Cost, $0)*   .          13,800     $         0
                                                           ------------
Bonds -- 12.5%
                                       Principal Amount
                                         (000 Omitted)
U.S. Bonds -- 11.6%
Airlines -- 0.3%
Delta Air Lines, Inc., 8.5s, 2002   ......     $    250     $   263,925
                                                           ------------
Entertainment -- 0.3%
Paramount Communications, Inc.,
  7.5s, 2002   ...........................     $    250     $   250,460
                                                           ------------
Financial Institutions -- 1.0%
NGC Corp. Capital Trust,
  8.316s, 2027##  ........................     $    830     $   858,303
                                                           ------------

Bonds -- continued

                                           Principal Amount
Issuer                                     (000 Omitted)         Value
Forest and Paper Products -- 0.8%
Boise Cascade Co., 7.43s, 2005    ......         $225            $   225,995
Georgia Pacific Corp., 9.5s, 2022    ...          500                539,525
                                                                ------------
                                                                 $   765,520
                                                                ------------
U.S. Government Guaranteed -- 5.4%
Government National Mortgage Association -- 2.3%
GNMA, 7.5s, 2026   .....................         $604            $   606,156
GNMA, 8s, 2017 - 2025    ...............          376                388,440
GNMA, 8.5s, 2026 - 2026  ...............          970              1,008,325
                                                                ------------
                                                                 $ 2,002,921
                                                                ------------
U.S. Treasury Obligations -- 3.1%
U.S. Treasury Notes, 6.5s, 2006   ......         $400            $   398,312
U.S. Treasury Notes, 6.625s, 2007   ....          500                504,140
U.S. Treasury Notes, 7s, 2006  .........          100                102,875
U.S. Treasury Notes, 9.25s, 1998  ......          400                414,312
U.S. Treasury Bonds, 6.5s, 2026   ......          375                359,647
U.S. Treasury Bonds, 9.875s, 2015   ....          730                959,950
                                                                ------------
                                                                 $ 2,739,236
                                                                ------------
  Total U.S. Government Guaranteed   ........................    $ 4,742,157
                                                                ------------
Utilities -- Electric -- 1.7%
Cleveland Electric Illuminating Co.,
  9.375s, 2017  ........................         $110            $   114,718
Commonwealth Edison Co.,
  7.625s, 2007  ........................          225                225,571
First PV Funding Corp.,
  10.15s, 2016  ........................            7                  7,378
Long Island Lighting Co., 9s, 2022   ...          500                547,510
Montana Power Co., 7.875s, 2026   ......          250                247,500
System Energy Resources,
  7.38s, 2000   ........................          250                248,210
Texas & New Mexico Power Co.,
  12.5s, 1999   ........................           50                 53,619
Utilicorp United, Inc., 8.45s, 1999  ...          100                103,758
                                                                ------------
                                                                 $ 1,548,264
                                                                ------------
Utilities -- Gas -- 2.1%
Coastal Corp., 7.42s, 2037  ............         $920            $   881,682
Oryx Energy Co., 10s, 2001  ............          250                272,690
Tennessee Gas Pipeline Co.,
  7.625s, 2037  ........................          500                494,705
Transcontinental Gas Pipe Line,
  7.25s, 2026   ........................          200                192,000
                                                                ------------
                                                                 $ 1,841,077
                                                                ------------
  Total U.S. Bonds    .......................................    $10,269,706
                                                                ------------
Foreign Bonds -- 0.9%
Argentina
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities - Electric)##  ............         $ 25            $    25,250
                                                                ------------
Chile -- 0.9%
Empresa Electric Guacolda S.A.,
  7.6s, 2001 (Utilities - Electric)##            $250            $   253,293
Empresa Electrica Del Norts, 7.75s,
  2006 (Utilities - Electric)##   ......          300                294,600
Enersis S.A., 6.9s, 2006
  (Utilities - Electric)    ............          250                242,820
                                                                ------------
                                                                 $   790,713
                                                                ------------
  Total Foreign Bonds    ....................................    $   815,963
                                                                ------------
  Total Bonds (Identified Cost, $10,790,949)  ...............    $11,085,669
                                                                ------------

30-UTS

                                         Principal Amount
Issuer                                   (000 Omitted)         Value
Convertible Bonds -- 2.0%
ADT Operations, Inc., 0s, 2010
  (Utilities - Electric)  ............        $1,145           $ 1,077,731
Huaneng Power International, Inc.,
  1.75s, 2004 (Utilities - Electric)##           660               697,950
                                                              ------------
  Total Convertible Bonds
    (Identified Cost, $1,440,591)  ........................    $ 1,775,681
                                                              ------------
  Total Investments
    (Identified Cost, $79,398,127) ........................    $88,563,605
Other Assets,
  Less Liabilities -- 0.1%                                          45,416
                                                              ------------
  Net Assets -- 100.0%    .................................    $88,609,021
                                                              ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
Value Series
Stocks -- 79.8%

Issuer                                     Shares      Value
U.S. Stocks -- 69.9%
Aerospace -- 2.6%
AlliedSignal, Inc.   ..................      8,400     $   705,600
Thiokol, Corp.    .....................      6,700         469,000
                                                      ------------
                                                       $ 1,174,600
                                                      ------------
Apparel and Textiles -- 0.6%
FootStar, Inc.*   .....................      2,800     $    73,150
Reebok International Ltd.  ............      4,300         201,025
                                                      ------------
                                                       $   274,175
                                                      ------------
Banks and Credit Companies -- 1.5%
Banc One Corp.    .....................      5,400     $   261,562
Wells Fargo & Co.    ..................      1,600         431,200
                                                      ------------
                                                       $   692,762
                                                      ------------
Broadcasting -- 0.5%
LIN Television Corp.*   ...............      5,100     $   225,038
                                                      ------------
Building -- 0.3%
Newport News Shipbuilding, Inc.  ......      6,600     $   128,288
                                                      ------------
Business Machines -- 0.5%
Sun Microsystems, Inc.*    ............      5,900     $   219,591
                                                      ------------
Business Services -- 5.1%
ADT Ltd.*   ...........................     65,600     $ 2,164,800
DST Systems, Inc.*   ..................      3,200         106,600
                                                      ------------
                                                       $ 2,271,400
                                                      ------------
Cellular Telephones -- 1.1%
Telephone & Data Systems, Inc.   ......     12,400     $   470,425
                                                      ------------
Chemicals -- 1.8%
Ferro Corp.    ........................     13,900     $   515,169
NL Industries, Inc.  ..................     21,400         310,300
                                                      ------------
                                                       $   825,469
                                                      ------------
Computer Software -- Personal
Computers -- 0.9%
First Data Corp.  .....................      9,100     $   399,831
                                                      ------------
Computer Software -- Systems -- 5.9%
Cerner Corp.*  ........................      8,200     $   172,200
Compaq Computer Corp.*  ...............      7,200         714,600
Computer Associates International,
  Inc.   ..............................     12,200         679,387
Sybase, Inc.*  ........................     34,100         507,238
Synopsys, Inc.*   .....................     15,400         565,950
                                                      ------------
                                                       $ 2,639,375
                                                      ------------
Consumer Goods and Services -- 1.7%
Philip Morris Cos., Inc.   ............     16,860     $   748,163
                                                      ------------
Containers -- 1.2%
Jefferson Smurfit Corp.*   ............     10,600     $   169,600
Stone Container Corp.   ...............     24,400         349,225
                                                      ------------
                                                       $   518,825
                                                      ------------
Electronics -- 2.2%
Analog Devices, Inc.*   ...............      3,300     $    87,656
Atmel Corp.*   ........................      8,000         224,000
Intel Corp.    ........................      1,700         241,081
Kulicke & Soffa Industries, Inc.*   ...      9,500         308,453
Micron Electronics, Inc.*  ............      7,100         126,469
                                                      ------------
                                                       $   987,659
                                                      ------------
Entertainment -- 2.7%
American Radio Systems Corp., "A"*     .     6,450     $   257,194
Casino America, Inc.*   ...............      9,000          19,687
Harrah's Entertainment, Inc.*    ......     46,200         843,150
Harveys Casino Resorts  ...............      2,700          47,419
Showboat, Inc.    .....................      2,100          36,619
                                                      ------------
                                                       $ 1,204,069
                                                      ------------

                                                                          31-VAL

Issuer                                                 Shares     Value
Financial Institutions -- 1.5%
Federal Home Loan Mortgage Corp.                       14,000     $   481,250
Union Planters Corp.    ........................        3,900         202,313
                                                                 ------------
                                                                  $   683,563
                                                                 ------------
Industrial -- 5.9%
Keystone International, Inc.  ..................       29,300     $ 1,016,344
Tyco International Ltd.    .....................       23,300       1,620,806
                                                                 ------------
                                                                  $ 2,637,150
                                                                 ------------
Insurance -- 7.2%
Chubb Corp.    .................................        5,900     $   394,563
Cigna Corp.    .................................        2,640         468,600
Conseco, Inc.  .................................       13,900         514,300
Hartford Financial Services Group,
  Inc.   .......................................        5,500         455,125
Lincoln National Corp.  ........................        9,100         585,812
PennCorp Financial Group, Inc.   ...............        7,400         284,900
Reliastar Financial Corp.  .....................        7,200         526,500
                                                                 ------------
                                                                  $ 3,229,800
                                                                 ------------
Machinery -- 2.1%
AGCO Corp.  ....................................       10,600     $   380,937
Greenfield Industries, Inc.   ..................       11,600         313,200
Hanover Compressor   ...........................          200           3,900
Stewart & Stevenson Services, Inc.   .                  9,400         244,400
                                                                 ------------
                                                                  $   942,437
                                                                 ------------
Medical and Health Products -- 2.3%
Bristol-Myers Squibb Co.   .....................       12,800     $ 1,036,800
                                                                 ------------
Medical and Health Technology
and Services -- 2.2%
Regency Health Services, Inc.*   ...............        7,200     $   110,700
St. Jude Medical, Inc.*    .....................        7,800         304,200
United Healthcare Corp.    .....................       11,100         577,200
                                                                 ------------
                                                                  $   992,100
                                                                 ------------
Oils -- 1.3%
Texaco, Inc.   .................................        5,400     $   587,250
                                                                 ------------
Pollution Control -- 1.6%
Waste Management, Inc.  ........................       22,400     $   719,600
                                                                 ------------
Railroads -- 2.1%
Wisconsin Central Transportation
  Corp.*    ....................................       25,700     $   957,325
                                                                 ------------
Restaurants and Lodging -- 2.4%
Hilton Hotels Corp.  ...........................       26,200     $   695,937
La Quinta Inns, Inc.    ........................        8,000         175,000
Promus Hotel Corp.*  ...........................        5,700         220,875
                                                                 ------------
                                                                  $ 1,091,812
                                                                 ------------
Stores -- 7.3%
Arbor Drugs, Inc.    ...........................        6,100     $   122,763
CVS Corp.   ....................................        8,300         425,375
Gymboree Corp.*   ..............................        4,800         115,200
Rite Aid Corp.    ..............................       17,900         892,762
Smith's Food and Drug Centers, Inc., "B"*              23,500       1,260,187
Viking Office Products, Inc.*    ...............       23,500         446,500
                                                                 ------------
                                                                  $ 3,262,787
                                                                 ------------
Supermarkets -- 0.9%
Safeway, Inc.*    ..............................        8,320     $   383,760
                                                                 ------------
Telecommunications -- 3.7%
3Com Corp.*    .................................        6,100     $   274,500
Cellular Communications International*  ........       41,900       1,403,650
                                                                 ------------
                                                                  $ 1,678,150
                                                                 ------------
Utilities -- Telephone -- 0.8%
Sprint Corp.   .................................        6,800     $   357,850
                                                                 ------------
  Total U.S. Stocks    .......................................    $31,340,054
                                                                 ------------


Issuer                                                Shares      Value
Foreign Stocks -- 9.9%
Finland
Huhtamaki Oy Group
  (Food and Beverage Products)   ...............          150     $     6,461
                                                                 ------------
France -- 0.8%
Union des Assurances Federales
  S.A. (Insurance)   ...........................        2,900     $   341,089
                                                                 ------------
Hong Kong -- 0.8%
Cafe de Coral Holding Co.
  (Restaurants)   ..............................      362,000     $    92,988
Wing Hang Bank Ltd.
  (Banks and Credit Cos.)  .....................       41,000         247,683
                                                                 ------------
                                                                  $   340,671
                                                                 ------------
Japan -- 2.9%
Canon, Inc. (Office Equipment)   ...............       16,000     $   435,944
Canon, Inc., ADR (Office
  Equipment)   .................................        3,200         436,800
Sony Corp. (Electronics)   .....................        2,700         235,552
Sony Corp., ADR (Electronics)    ...............        2,100         184,800
                                                                 ------------
                                                                  $ 1,293,096
                                                                 ------------
Netherlands -- 0.3%
Akzo Nobel (Chemicals)  ........................        1,000     $   137,070
                                                                 ------------
New Zealand -- 0.2%
Tranz Rail Holdings Ltd., ADR
  (Railroads)  .................................        5,400     $    91,125
                                                                 ------------
Portugal -- 0.3%
Banco Totta e Acores (Banks and
  Credit Cos.)##  ..............................        8,600     $   143,790
                                                                 ------------
South Korea -- 0.3%
Sk Telecom Ltd.
  (Telecommunications)*    .....................       13,780     $   138,661
                                                                 ------------
Switzerland -- 1.1%
Novartis AG (Pharmaceuticals)    ...............          315     $   503,638
                                                                 ------------
United Kingdom -- 3.2%
ASDA Group PLC (Supermarkets)   .                     134,900     $   278,280
British Petroleum PLC, ADR (Oils)   ............       10,630         795,921
Gallaher Group PLC, ADR
  (Consumer Products)*  ........................        3,000          55,313
Kwik-Fit Holdings PLC (Retail)   ...............       22,600         101,137
PowerGen PLC (Utilities - Electric)*   .               13,963         165,854
Storehouse PLC (Retail)*   .....................       19,700          61,695
                                                                 ------------
                                                                  $ 1,458,200
                                                                 ------------
  Total Foreign Stocks  .....................................     $ 4,453,801
                                                                 ------------
  Total Stocks (Identified Cost, $31,840,859)  ..............     $35,793,855
                                                                 ------------
Bonds -- 15.2%
                                               Principal Amount
                                                 (000 Omitted)
Restaurants and Lodging -- 0.6%
Harrah's Jazz Co., 14.25s, 2001  ...............     $    744     $   286,440
                                                                 ------------
U.S. Treasury Obligations -- 14.6%
U. S. Treasury Stripped Principal
  Payments, 0s, 2017    ........................     $  7,975     $ 1,989,364
U.S. Treasury Bonds, 6.5s, 2026  ...............        4,759       4,564,166
                                                                 ------------
                                                                  $ 6,553,530
                                                                 ------------
  Total Bonds (Identified Cost, $6,829,275)  ................     $ 6,839,970
                                                                 ------------

32-VAL

Put Options Purchased -- 3.0%


                                                  Number
                                               of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)           Value
Standard & Poor's 500 Index/
  December/900  ...........................             4         $     180,000
Standard & Poor's 500 Index/
  March/950  ..............................             9               692,738
Standard & Poor's 500 Index/
  June/975   ..............................             5               479,050
                                                                  -------------
  Total Put Options Purchased
    (Premiums Paid, $1,551,799) ................................. $   1,351,788
                                                                  -------------
Short-Term Obligations -- 4.8%
                                               Principal Amount
Issuer                                           (000 Omitted)
Federal National Mortgage Assn.,
  due 7/09/97 - 7/21/97, at
  Amortized Cost   ........................        $2,140         $   2,134,519
                                                                  -------------
  Total Investments (Identified Cost, $42,356,452)   ............ $  46,120,132
Other Assets,
  Less Liabilities -- (2.8)%                                        (1,249,995)
                                                                  -------------
  Net Assets -- 100.0%    ....................................... $  44,870,137
                                                                  =============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
World Growth Series
Stocks -- 94.9%

Issuer                                    Shares        Value
Foreign Stocks -- 56.5%
Argentina -- 0.7%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.)  .....................         6,222     $   164,105
Perez Companc S.A. (Oils)   .........        43,734         351,219
Siderar S.A.I.C., ADR (Steel)*##  ...         5,600         180,600
Telecom Argentina Stet - France
  Telecom S.A., ADR
  (Telecommunications)   ............         3,430         180,075
Telefonica de Argentina, ADR
  (Utilities - Telephone)   .........         4,950         171,394
Transportadora de Gas del Sur S.A.
  (TGS), ADR (Pipelines)    .........        14,300         178,750
YPF Sociedad Anonima, ADR (Oils) ....        15,420         474,165
                                                       ------------
                                                        $ 1,700,308
                                                       ------------
Australia -- 0.6%
Q.B.E. Insurance Group Ltd.
  (Insurance)   .....................       240,730     $ 1,454,587
                                                       ------------
Brazil -- 4.5%
Centrais Eletricas Brasile, ADR
  (Utilities - Electric)    .........        41,600     $ 1,258,400
Companhia Energetica de Sao
  Paulo, Preferred
  (Utilities - Electric)*   .........     6,000,000         401,301
Companhia Energetica S.A., ADR
  (Utilities - Electric)    .........        10,400         530,400
Companhia Paranaense de
  Energia - COPEL "B", Preferred
  (Electrical)  .....................        23,600         438,458
Companhia Vale do Rio Doce, ADR
  (Diversified Minerals)    .........        19,400         421,950
ING Baring Financial Products
  (Financial Services)   ............         3,070         478,243
Itausa Investimentos Itau S.A.
  (Conglomerate)   ..................       600,000         551,788
Petroleo Brasileiro S.A., Preferred
  (Oils)  ...........................     8,500,000       2,360,971
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications)  .........        29,450       4,465,356
Telecomunicacoes Sao Paulo,
  Preferred (Telecommunications)*   .     1,000,000         294,937
                                                       ------------
                                                        $11,201,804
                                                       ------------
Canada -- 0.9%
BioChem Pharma, Inc.
  (Biotechnology)*    ...............        26,800     $   596,300
Canadian National Railway Co.
  (Railroads)   .....................        30,310       1,326,063
Coca Cola Beverages -- Canada
  (Beverages)*  .....................        22,200         318,406
                                                       ------------
                                                        $ 2,240,769
                                                       ------------
Chile -- 0.4%
Chilectra S.A., ADR (Utilities -
  Electric)  ........................        31,075     $   928,366
                                                       ------------
China -- 0.3%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)*  ......        18,900     $   481,950
Qingling Motors Co. "H"
  (Automotive)  .....................       368,000         190,009
Yizheng Chemical Fibre Co. Ltd.
  (Textiles)    .....................       552,000          98,330
                                                       ------------
                                                        $   770,289
                                                       ------------

                                                                          33-WGO

Issuer                                          Shares     Value
Colombia -- 0.4%
Banco Ganadero S.A., ADR (Banks
  and Credit Cos.)   .....................      11,200     $   403,200
Banco Industrial Colombiano, ADR
  (Banks and Credit Cos.)  ...............      22,900         412,200
Cementos Diamante S.A., ADR
  (Construction)##   .....................      21,500         274,125
                                                          ------------
                                                           $ 1,089,525
                                                          ------------
Egypt -- 0.7%
Commercial International Bank,
  GDR (Banks and Credit Cos.)##   ........      27,890     $   578,717
Madinet Nasar City
  (Housing Development)    ...............         725          51,176
North Cairo Mills (Food Products)   ......       3,210         167,109
South Cairo Flour Mills
  (Food Products)    .....................       5,465         104,478
Suez Cement Co. S A E, GDR
  (Building Materials)*##  ...............      35,275         712,555
Torra for Cement (Construction)  .........       9,590         242,571
                                                          ------------
                                                           $ 1,856,606
                                                          ------------
Finland -- 0.5%
Huhtamaki Oy Group (Food
  Company)  ..............................      15,300     $   659,063
TT Tieto Oy (Computer Software -
  Systems)  ..............................       5,500         477,016
                                                          ------------
                                                           $ 1,136,079
                                                          ------------
France -- 2.3%
Chargeurs S.A. (Apparels and
  Textiles)    ...........................      10,900     $   628,211
Compagnie Generale de
  Geophysique S.A., ADR
  (Computer Software)*  ..................      18,100         348,425
Companie Generale de
  Geophysique S.A.
  (Computer Software)   ..................       2,400         233,668
Rhone-Poulenc S.A.
  (Pharmaceuticals)*    ..................         550          22,468
Rhone-Poulenc S.A.
  (Pharmaceuticals)*    ..................      31,270       1,277,413
Societe Nationale Elf Aquitaine
  (Oils)    ..............................      12,800       1,381,311
Television Francaise (Broadcasting)              9,600         857,872
Union des Assurances Federales
  S.A. (Insurance)   .....................       7,800         917,413
                                                          ------------
                                                           $ 5,666,781
                                                          ------------
Germany -- 1.8%
Adidas AG (Apparel and Textiles)    ......       3,938     $   435,799
Beta Systems Software AG
  (Computer Software)*  ..................         600          70,872
Henkel KGaA (Consumer Goods
  and Services)   ........................      15,670         889,524
Phoenix AG (Auto Parts)    ...............      46,500         847,878
Sap AG, Preferred (Computer
  Software - Systems)   ..................      10,900       2,262,500
                                                          ------------
                                                           $ 4,506,573
                                                          ------------
Greece -- 0.8%
Attica Enterprises S.A.
  (Transportation)   .....................      12,900     $   124,242
Ergo Bank (Bank and Credit Cos.)   .......       2,800         168,226
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)  ..................      34,600         812,621
Intracom S.A.
  (Telecommunications)*    ...............       5,400         245,982


Issuer                                         Shares     Value
Greece -- continued
Papastratos Cigarettes S.A.
  (Consumer Goods and Services)   ........      26,700     $   497,289
Titan Cement Co. (Building
  Materials)   ...........................       5,200         256,563
                                                          ------------
                                                           $ 2,104,923
                                                          ------------
Hong Kong -- 5.3%
Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications)  ..................     404,500     $ 1,240,077
Bank of East Asia Ltd. (Banks and
  Credit Cos.)*   ........................     143,976         600,287
Cheung Kong Holdings Ltd.
  (Real Estate)   ........................      98,000         967,729
Citic Pacific Ltd. (Conglomerate)   ......     133,000         830,928
Dah Sing Financial Group (Banks
  and Credit Cos.)   .....................     188,600       1,044,397
First Tractor Co. (Machinery)*   .........     206,000         135,614
Hong Kong & China Gas Ltd. (Gas)               240,000         480,186
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric)   ...............     289,500       1,165,922
Hutchison Whampoa (Real Estate)   ........      50,000         432,425
Hysan Development Co. (Real
  Estate)   ..............................     235,000         693,139
Li & Fung Ltd. (Wholesale)    ............     757,000         850,123
Liu Chong Hing Bank (Banks and
  Credit Cos.)    ........................     289,000         761,017
New World Development Co.
  (Real Estate)   ........................     113,000         673,887
Swire Pacific Air Ltd., "A"
  (Transportation)   .....................     101,000         909,352
Wharf Holdings Ltd. (Real Estate)   ......     342,000       1,483,310
Wing Hang Bank Ltd. (Banks and
  Credit Cos.)    ........................     121,800         735,800
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils)  ...........................     240,000          86,743
                                                          ------------
                                                           $13,090,936
                                                          ------------
Hungary -- 0.3%
BorsodChem RT (Chemicals)  ...............       2,100     $    84,043
Gedeon Richter RT
  (Pharmaceuticals)  .....................       2,500         230,203
Graboplast RT (Apparel and Textiles)  ....       1,750          82,230
Mol Magyar Olaj Es Gazipari RT
  (Oils)    ..............................      14,500         321,310
Pannonplast Muanuagipari
  (Chemicals)  ...........................       3,300         165,634
                                                          ------------
                                                           $   883,420
                                                          ------------
India -- 1.6%
Bajaj Auto Ltd., GDR (Automotive)   ......      10,000     $   347,500
EIH Ltd., GDR (Restaurant and
  Lodging)  ..............................      17,000         280,500
India Gateway Fund Ltd.
  (Finance)+*  ...........................      34,925         154,019
Industrial Credit & Investment Corp.
  of India Ltd., GDR (Finance)*  .........      23,000         330,625
State Bank of India, GDR (Bank and
  Credit Cos.)##*    .....................      39,000       1,019,850
Tata Engineering & Locomotive Co.
  Ltd. (Automotive)  .....................      26,000         399,100
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)##*  ...............      64,400       1,333,080
                                                          ------------
                                                           $ 3,864,674
                                                          ------------
Indonesia -- 0.4%
Bank International Indonesia (Finance)* ..     293,984     $   253,956
PT Indosat (Telecommunications)  .........      19,000          56,859

34-WGO

Issuer                                          Shares      Value
Indonesia -- continued
PT Indonsat, ADR (Telecommunications)            12,600     $   377,212
Semen Gresik (Building Materials)   .......     170,500         382,240
                                                           ------------
                                                            $ 1,070,267
                                                           ------------
Ireland -- 0.4%
Allied Irish Banks (Banks and Credit
  Cos.)*  .................................     130,800     $   996,603
                                                           ------------
Israel -- 0.6%
ICL Israel Chemical (Chemicals)   .........     145,380     $   171,546
ITC Ltd. (Conglomerate)  ..................      35,000         638,750
Makhteshim Chemical Works Ltd.
  (Chemicals)   ...........................      27,600         181,239
NICE Systems Ltd., ADR
  (Telecommunications)*  ..................       3,200          96,000
Super Sol Ltd. (Supermarkets)  ............      52,000         167,309
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals)  ..................       3,150         203,962
                                                           ------------
                                                            $ 1,458,806
                                                           ------------
Italy -- 1.4%
Gucci Group Designs N.V. (Apparel
  and Textiles)    ........................      12,900     $   830,438
INA (Instituto Nazionale delle
  Assicurazioni) (Insurance)   ............     453,400         691,500
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services)   .........      39,400       1,009,625
Telecom Italia S.p.A., Saving Shares
  (Telecommunications)   ..................     490,400         877,880
                                                           ------------
                                                            $ 3,409,443
                                                           ------------
Japan -- 10.2%
Bank of Tokyo Mitsubishi
  (Banks and Credit Cos.)   ...............      44,000     $   883,766
Bridgestone Corp. (Tire and Rubber)              52,000       1,207,929
Canon, Inc. (Office Equipment)    .........      97,000       2,642,913
Daikin Industries (Consumer Goods
  and Services)    ........................      90,000         817,396
DDI Corp. (Telecommunications)    .........         150       1,108,200
Fuji Photo Film Co. (Photographic
  Products)  ..............................      22,000         885,687
Hirose Electric Co. (Electronics)    ......      13,900         954,100
Jusco Co. (Retail)    .....................      32,000       1,081,478
Keyence Corp. (Electronics)    ............       7,810       1,159,462
Kinki Coca-Cola Bottling Co.
  (Beverages)   ...........................      36,600         501,808
Kirin Beverage Corp. (Beverages)   ........      59,000       1,030,478
Nidec Corp. (Computer
  Hardware - Systems)    ..................       2,000          97,808
Nippon Telephone & Telegraph Co.
  (Utilities - Telephone)   ...............          69         662,824
Nitto Denko Corp. (Industrial Goods
  and Services)    ........................      60,000       1,168,457
Osaka Sanso Kogyo Ltd. (Chemicals)              168,000         494,420
Rohm Co. (Electronics)   ..................      15,000       1,545,717
Secom Co. (Consumer Goods and
  Services)  ..............................      35,000       2,570,518
Sony Corp. (Electronics)    ...............      17,900       1,561,619
Takeda Chemical Industries
  (Pharmaceuticals)   .....................      59,000       1,659,069
TDK Corp. (Electronics)  ..................      15,000       1,101,651
TDK Corp., ADR (Electronics)   ............         500          37,406
Terumo Corp. (Computers)    ...............      45,000         860,624
Ushio, Inc. (Electronics)   ...............      91,000       1,128,460
                                                           ------------
                                                            $25,161,790
                                                           ------------


Issuer                                          Shares      Value
Malaysia -- 0.8%
DCB Holdings Berhad (Finance)  ............      52,000     $   164,850
Genting Berhad (Entertainment)    .........      57,000         273,311
Malayan Banking Berhad
  (Banks and Credit Cos.)   ...............      12,000         126,015
Petronas Gas Berhad
  (Oil and Gas)##  ........................      57,000         207,807
Sungei Way Holdings Berhad
  (Conglomerate)   ........................      46,200          87,146
Tenaga Nasional Berhad
  (Utilities - Electric)    ...............     120,000         584,902
UMW Holdings Berhad (Automobiles)  ........      71,000         334,813
United Engineers Berhad
  (Engineering/Construction)   ............      27,000         194,730
                                                           ------------
                                                            $ 1,973,574
                                                           ------------
Mexico -- 2.3%
Apasco S.A. (Building Materials)  .........      30,000     $   215,746
Cemex S.A., "B" (Construction)    .........     105,687         460,030
Cifra S.A. de C.V. (Retail)    ............     139,000         259,551
Corporacion GEO S.A. de C.V.
  (Housing)##*  ...........................       9,500         182,875
Desc S.A. de C.V.
  (Diversified Operations)  ...............         190           1,426
Desc S.A. de C.V., "B"
  (Diversified Operations)  ...............      55,000         403,861
Empresas ICA Sociedad
  Controladora S.A., ADR
  (Engineering/Construction)   ............      13,000         208,813
Fomento Economico Mexicano S.A.,
  "B" (Beverages)  ........................      37,000         220,805
Gruma S.A. (Food Products)  ...............      69,360         323,785
Grupo Carso, "A1" (Conglomerate)   ........     100,200         701,628
Grupo Financiero Banamex, "B"
  (Finance)*    ...........................     101,300         260,727
Grupo Modelo S.A. de C.V. (Brewery) .......      71,200         494,968
Hylsamex S.A. de C.V. (Steel)  ............      77,900         401,982
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products)   ......       7,700          31,088
Organiz Soriana (Real Estate)  ............      35,600          89,561
Sanluis Corporacion S.A. de C.V.
  (Diversified Operations)  ...............      36,700         272,726
Telefonos de Mexico S.A.
  (Utilities - Telephone)   ...............     495,460       1,188,954
                                                           ------------
                                                            $ 5,718,526
                                                           ------------
Morocco -- 0.4%
Banque Marocaine du Commerce
  (Banks and Credit Cos.)*  ...............       4,200     $   264,678
Brasserica du Maroc (Consumer
  Goods and Services)*   ..................         850         167,393
Credit Eqdom (Financial Institutions)               750          82,712
ONA S.A. (Conglomerate)  ..................       3,000         244,197
Societe Nationale d'Investissement
  (Conglomerate)   ........................       2,450         186,561
                                                           ------------
                                                            $   945,541
                                                           ------------
Netherlands -- 2.0%
Ahrend Groep N.V. (Furniture and
  Home Appliances)*   .....................      12,669     $   855,359
Akzo Nobel (Chemicals)   ..................       7,400       1,014,318
ASM Lithography Holdings
  (Machinery)*  ...........................      18,000       1,041,019
Brunel International N.V.
  (Human Resources)*  .....................      11,600         257,712
Philips Electronics N.V. (Manufacturing) ..      10,700         766,583
Royal Dutch Petroleum (Oils)*  ............      21,600       1,133,656
                                                           ------------
                                                            $ 5,068,647
                                                           ------------

                                                                          35-WGO

Issuer                                         Shares        Value
Pakistan -- 0.5%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)**    ............        28,300     $  693,350
Pakistan Telecommunications Corp.,
  GDR (Utilities - Telephone)*   .........         6,090        438,480
                                                            -----------
                                                             $1,131,830
                                                            -----------
Peru -- 1.2%
Alicorp S.A. (Food Products)*    .........       180,000     $  301,922
Compania de Minas Buenaventura
  S.A. (Mining)   ........................        37,500        313,230
CPT Telefonica del Peru S.A., "B"
  (Utilities - Telephone)  ...............       295,374        776,011
Credicorp Ltd. (Conglomerate)    .........        31,735        698,170
Telefonica del Peru S.A., ADR
  (Telecommunications)  ..................        31,800        832,763
                                                            -----------
                                                             $2,922,096
                                                            -----------
Philippines -- 0.2%
Alsons Cement Corp.
  (Building Materials)##   ...............     1,825,750     $  273,689
Ayala Corp. (Real Estate)  ...............       247,750        178,643
                                                            -----------
                                                             $  452,332
                                                            -----------
Poland -- 0.4%
Agros Holdings S.A., "D" (Food)*    ......        10,000     $  265,957
Bank Handlowy Warszawie, S.A.
  (Banks and Credit Cos.)+*   ............         5,900         67,967
Bank Handlowy Warszawie S.A.,
  GDR (Banks and Credit Cos.)*   .........         3,390         42,036
Bank Slaski S.A. w Katowicach
  (Banks and Credit Cos.)  ...............         1,300         92,857
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment)   ...............        32,500        239,058
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)   ...............        24,500        212,979
Stomil Olsztyn S.A. (Tires and
  Rubber)*  ..............................        14,000        134,043
                                                            -----------
                                                             $1,054,897
                                                            -----------
Portugal -- 1.7%
Banco Espirito Santo e Comercial
  de Lisboa S.A. (Banks and Credit
  Cos.)  .................................        44,286     $1,004,303
Banco Totta e Acores (Banks and
  Credit Cos.)    ........................        45,400        759,076
Cimentos de Portugal S.A. (Building
  Materials)   ...........................        12,746        297,237
Engil SGPS (Engineering)   ...............         9,079        110,971
Inparsa-Industria e Participacoes,
  SGPS, S.A. (Conglomerate)*  ............         1,200         12,048
Jeronimo Martins & Filho S.A.
  (Retail)  ..............................         2,186        152,796
Portugal Telecom S.A. (Utilities -
  Telephone)   ...........................        22,710        916,663
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais,
  S.A. (Diversified Operations)  .........         2,400        100,407
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunication)*   ............         9,150        759,466
                                                            -----------
                                                             $4,112,967
                                                            -----------
Russia -- 0.6%
Lukoil Oil Co., ADR (Oils)    ............        14,225     $1,109,550
Rostelecom, RDC
  (Telecommunications)*    ...............             7        271,600
                                                            -----------
                                                             $1,381,150
                                                            -----------


Issuer                                           Shares      Value
Singapore -- 1.1%
City Developments Ltd.
  (Real Estate)   ........................       123,000     $1,204,870
Hong Leong Finance Ltd.
  (Finance)+   ...........................        58,000        164,764
Mandarin Oriental International, Ltd.
  (Restaurants and Lodgings)*    .........       775,138      1,007,679
Singapore Land Ltd.
  (Conglomerate)  ........................        78,000        354,744
                                                            -----------
                                                             $2,732,057
                                                            -----------
South Africa -- 1.0%
Anglo American Corp. of South
  Africa Ltd. (Mining)  ..................         4,000     $  241,067
De Beers Centenary AG
  (Diamonds - Precious Stones)   .........        11,800        435,929
Iscor Ltd. (Steel)*  .....................             3              2
Liberty Life Association of Africa
  Ltd. (Insurance)*  .....................        16,325        442,871
Nedcor Ltd. (Banks and Credit
  Cos.)*    ..............................        20,000        442,214
Sasol Ltd. (Oils)    .....................        35,000        459,307
South African Breweries Ltd.
  (Brewery)    ...........................        12,500        383,905
                                                            -----------
                                                             $2,405,295
                                                            -----------
Spain -- 0.3%
Abengoa S.A. (Construction)*  ............         7,941     $  342,308
Acerinox S.A. (Iron and Steel)   .........         2,447        458,636
                                                            -----------
                                                             $  800,944
                                                            -----------
Sweden -- 1.2%
Astra AB (Pharmaceuticals)    ............        44,000     $  820,832
Skandia Foersaekrings AB,
  (Insurance)  ...........................        27,900      1,030,120
Sparbanken Sverige AB
  (Banks and Credit Cos.)  ...............        51,800      1,154,243
                                                            -----------
                                                             $3,005,195
                                                            -----------
Switzerland -- 1.2%
Kuoni Reisen Holdings AG
  (Transportation)   .....................           325     $1,113,166
Novartis AG (Pharmaceuticals)    .........         1,186      1,896,235
                                                            -----------
                                                             $3,009,401
                                                            -----------
United Kingdom -- 6.5%
ASDA Group PLC (Supermarkets)   ..........       632,300     $1,304,349
British Aerospace PLC
  (Aerospace and Defense)*    ............        60,480      1,344,713
British Petroleum PLC (Oil and
  Gas)*  .................................        87,356      1,085,581
Carlton Communicatons PLC
  (Broadcasting)  ........................       107,200        906,848
Corporate Services Group
  (Business Services)   ..................        97,200        302,383
Danka Business Systems, ADR
  (Business Services)   ..................        29,300      1,197,638
Grand Metropolitan PLC
  (Food and Beverage Products)*   ........       117,200      1,126,949
Inchcape PLC (Commercial
  Services)    ...........................        97,200        457,616
Jarvis Hotels PLC (Restaurants
  and Lodging)+   ........................       534,100      1,235,055
Kwik-Fit Holdings PLC (Retail)   .........       319,800      1,431,132
Lloyds TSB Group PLC
  (Banks and Credit Cos.)*    ............        82,445        846,250
PowerGen PLC (Utilities - Electric)*   ...       171,600      2,038,283
Reuters Holdings PLC, ADR
  (Printing and Publishing)   ............         7,500        472,500

36-WGO

Issuer                                          Shares      Value
United Kingdom -- continued
Storehouse PLC (Retail)  ..................     304,110     $    952,389
Tomkins PLC (Diversified
  Operations)*  ...........................     228,300          987,480
Williams Holdings PLC
  (Diversified Operations)  ...............      83,200          452,224
                                                           -------------
                                                            $ 16,141,390
                                                           -------------
Venezuela -- 1.0%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications)**    ...............      59,500     $  2,565,937
                                                           -------------
  Total Foreign Stocks    ..............................    $140,014,328
                                                           -------------
U.S. Stocks -- 38.4%
Agricultural Products -- 0.5%
AGCO Corp.   ..............................      31,000     $  1,114,062
                                                           -------------
Automotive
Tower Automotive, Inc.*  ..................       2,400     $    103,200
                                                           -------------
Business Machines -- 0.3%
Affiliated Computer Services, Inc., "A"* ..      14,300     $    400,400
Sun Microsystems, Inc.*  ..................      11,000          409,406
                                                           -------------
                                                            $    809,806
                                                           -------------
Business Services -- 4.7%
AccuStaff, Inc.*   ........................      27,100     $    641,931
ADT Ltd.*    ..............................     128,500        4,240,500
Ceridian Corp.*    ........................       5,200          219,700
Corestaff, Inc.*   ........................       5,400          145,800
CUC International, Inc.*    ...............      42,200        1,089,287
DST Systems, Inc.*    .....................      19,400          646,263
Employee Solutions, Inc.*   ...............      15,900           88,444
Global Directmail Corp.*    ...............       1,600           41,700
Ikon Office Solutions, Inc.    ............       1,200           29,925
Learning Tree International, Inc.*   ......      65,850        2,922,094
Pierce Leahy Corp.    .....................         700           12,600
Sabre Group Holding, Inc., "A"*   .........       3,000           81,375
Staff Leasing, Inc.*  .....................         900           16,875
Technology Solutions Co.*   ...............      37,500        1,481,250
                                                           -------------
                                                            $ 11,657,744
                                                           -------------
Computer Software -- Personal
Computers -- 1.5%
Autodesk, Inc.  ...........................         300     $     11,494
First Data Corp.   ........................       9,402          413,100
Microsoft Corp.*   ........................      23,800        3,007,725
Transaction System Architects, Inc.*              5,300          182,850
                                                           -------------
                                                            $  3,615,169
                                                           -------------
Computer Software -- Systems -- 8.4%
Adobe Systems, Inc.   .....................       1,000     $     35,063
BMC Software, Inc.*   .....................      65,900        3,649,212
Cadence Design Systems, Inc.*  ............      97,550        3,267,925
Computer Associates International,
  Inc.    .................................      93,800        5,223,487
Compuware Corp.*   ........................      62,500        2,984,375
Great Plains Software, Inc.*   ............         200            5,400
Oracle Systems Corp.*    ..................     103,850        5,231,444
RWD Technologies, Inc.*  ..................         200            3,450
Sybase, Inc.*   ...........................         600            8,925
Synopsys, Inc.*    ........................       6,100          224,175
Xionics Document Technologies*    .........      13,600          200,600
                                                           -------------
                                                            $ 20,834,056
                                                           -------------
Construction Services
Shaw Group, Inc.*  ........................         600     $      9,750
                                                           -------------


Issuer                                           Shares     Value
Consumer Goods and Services -- 2.3%
800-JR. Cigar, Inc.*  .....................         200     $      4,150
Carson, Inc.*   ...........................      35,700          383,775
Hertz Corp., "A"*  ........................         900           32,400
Service Corp. International    ............      24,800          815,300
Silgan Holdings, Inc.*   ..................         600           23,250
Tyco International Ltd.  ..................      62,000        4,312,875
                                                           -------------
                                                            $  5,571,750
                                                           -------------
Containers
Stone Container Corp.    ..................       7,300     $    104,481
                                                           -------------
Electrical Equipment -- 0.1%
Kulicke & Soffa Industries, Inc.*    ......       9,700     $    314,947
                                                           -------------
Electronics -- 0.8%
Altera Corp.*   ...........................      21,700     $  1,095,850
Gemstar Group Ltd.*   .....................       6,300          115,763
Sony Corp.   ..............................       5,400          475,200
Xilinx, Inc.*   ...........................       5,300          260,031
                                                           -------------
                                                            $  1,946,844
                                                           -------------
Entertainment -- 1.4%
American Radio Systems Corp., "A"* ........       4,000     $    159,500
Clear Channel Communications, Inc.* .......       7,100          436,650
Cox Radio, Inc.*   ........................      21,900          561,188
Emmis Broadcasting Corp., "A"*    .........       8,000          349,000
Harrah's Entertainment, Inc.*  ............      18,100          330,325
Jacor Communications, Inc., "A"*  .........       6,100          233,325
LIN Television Corp.*    ..................      21,700          957,512
Univision Communications, Inc., "A"*              8,600          336,475
                                                           -------------
                                                            $  3,363,975
                                                           -------------
Financial Institutions -- 0.5%
AmeriTrade Holding Corp. "A"*  ............       2,700     $     42,525
Franklin Resources, Inc.    ...............      17,600        1,277,100
New Century Financial Corp.*   ............         600            8,700
                                                           -------------
                                                            $  1,328,325
                                                           -------------
Industrial -- 0.1%
JLK Direct Distribution, Inc., "A"*  ......         200     $      5,125
Keystone International, Inc.   ............       9,300          322,594
                                                           -------------
                                                            $    327,719
                                                           -------------
Insurance -- 0.2%
Hartford Life, Inc., "A" *  ...............         800     $     30,000
Nationwide Financial Services, Inc., "A" ..      14,500          385,156
                                                           -------------
                                                            $    415,156
                                                           -------------
Machinery -- 0.1%
Lear Corp.*  ..............................       4,300     $    190,813
SI Handling Systems, Inc.   ...............       9,400          173,900
                                                           -------------
                                                            $    364,713
                                                           -------------
Medical and Health Products -- 0.6%
Boston Scientific Corp.*    ...............       6,900     $    423,919
Guidant Corp.   ...........................       8,700          739,500
Mentor Corp.    ...........................       9,000          266,625
                                                           -------------
                                                            $  1,430,044
                                                           -------------
Medical and Health Technology
and Services -- 4.3%
AmeriSource Health Corp. "A"*  ............       5,400     $    269,325
Cardinal Health, Inc.    ..................       4,900          280,525
Columbia/HCA Healthcare Corp.  ............       4,350          171,009
Foundation Health Systems, Inc.*  .........         260            7,881
Genesis Health Ventures, Inc.*    .........       5,700          192,375
Health Management Associates, Inc., "A"*          7,600          216,600
HealthSouth Corp.*    .....................     103,500        2,581,031
IDX Systems Corp.*    .....................       2,900          100,050
Mariner Health Group, Inc.*    ............       5,200           80,275
Medpartners, Inc.*    .....................      20,400          441,150

                                                                          37-WGO

Issuer                                                  Shares     Value
Medical and Health Technology
and Services -- continued
Medtronic, Inc.    ..............................       11,500     $    931,500
Tenet Healthcare Corp.*  ........................       43,800        1,294,838
United Healthcare Corp.  ........................       57,600        2,995,200
Vencor, Inc.*   .................................       23,900        1,009,775
                                                                  -------------
                                                                   $ 10,571,534
                                                                  -------------
Oil Services
Hanover Compressor    ...........................          500     $      9,750
Santa Fe International Corp.*  ..................        1,300           44,200
                                                                  -------------
                                                                   $     53,950
                                                                  -------------
Pollution Control -- 0.2%
USA Waste Services, Inc.*   .....................       14,030     $    541,909
                                                                  -------------
Railroads -- 0.1%
Wisconsin Central Transportation
  Corp.*  .......................................        5,700     $    212,325
                                                                  -------------
Restaurants and Lodging -- 2.6%
Applebee's International, Inc.    ...............       18,100     $    484,175
HFS, Inc.*   ....................................       74,600        4,326,800
Hilton Hotels Corp.   ...........................       12,100          321,406
Promus Hotel Corp.*   ...........................       31,300        1,212,875
Wyndham Hotel Corp.*  ...........................        3,800          123,975
                                                                  -------------
                                                                   $  6,469,231
                                                                  -------------
Special Products and Services -- 0.1%
Newport News Shipbuilding, Inc.   ...............        2,400     $     46,650
SPX Corp.    ....................................        3,100          200,919
                                                                  -------------
                                                                   $    247,569
                                                                  -------------
Stores -- 4.1%
American Stores Co.   ...........................        9,300     $    459,188
Consolidated Stores Corp.*  .....................       18,750          651,562
Corporate Express, Inc.*    .....................       52,700          760,856
Costco Cos., Inc.*    ...........................       14,700          483,262
CVS Corp.    ....................................       19,500          999,375
Dillards, Inc., "A"   ...........................        1,300           45,013
Hollywood Entertainment Corp.*    ...............        8,100          185,288
Home Depot, Inc.   ..............................       11,500          792,781
Micro Warehouse, Inc.*   ........................        8,200          140,425
Office Depot, Inc.*   ...........................       12,300          239,081
Rite Aid Corp.  .................................       46,000        2,294,250
Smith's Food and Drug Centers, Inc., "B"*  ......       23,200        1,244,100
Staples, Inc.*  .................................       75,500        1,755,375
                                                                  -------------
                                                                   $ 10,050,556
                                                                  -------------
Telecommunications -- 4.3%
Aspect Telecommunications Corp.*   ..............          900     $     20,025
Cisco Systems, Inc.*  ...........................       63,300        4,249,012
Genesys Telecommunications
  Laboratory*   .................................          200            5,550
Heritage Media Corp.*    ........................       16,000          302,000
Intermedia Communications, Inc.*   ..............        8,800          284,900
International Business
  Communications Systems, Inc.+*   ..............       12,600           88,200
Lucent Technologies, Inc.   .....................       19,500        1,405,219
Qwest Communications
  International, Inc.*   ........................          600           16,350
Tel-Save Holdings, Inc.*    .....................          600            9,150
WorldCom, Inc.*    ..............................      130,100        4,163,200
                                                                  -------------
                                                                   $ 10,543,606
                                                                  -------------


Issuer                                                Shares       Value
Utilities -- Telephone -- 1.2%
MCI Communications Corp.    .....................       64,050     $  2,451,914
Sprint Corp.    .................................       10,100          531,513
                                                                  -------------
                                                                   $  2,983,427
                                                                  -------------
  Total U.S. Stocks   ........................................     $ 94,985,848
                                                                  -------------
  Total Stocks (Identified Cost, $193,492,878) ...............     $235,000,176
                                                                  -------------
Warrants
Bank International Indonesia
  (Finance)*    .................................       26,132     $     10,266
Hellenic Telecommunication
  Organization S.A.
  (Telecommunications)*  ........................       32,400                0
India Gateway Fund Ltd. (Finance)* ..............        4,000                0
                                                                  -------------
  Total Warrants
    (Identified Cost, $7,122)  ...............................     $     10,266
                                                                  -------------
Short-Term Obligations -- 4.5%
                                                  Principal Amount
                                                    (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/03/97 - 7/25/97    ...............     $  5,890     $  5,885,706
Federal National Mortgage Assn.,
  due 8/04/97   .................................          815          810,820
General Electric Co., due 7/01/97    ............        4,405        4,405,000
                                                                  -------------
  Total Short-Term Obligations,
    at Amortized Cost    .....................................     $ 11,101,526
                                                                  -------------
  Total Investments
    (Identified Cost, $204,601,526)  .........................     $246,111,968
                                                                  -------------
Other Assets,
  Less Liabilities -- 0.6%                                            1,491,325
                                                                  -------------
  Net Assets -- 100.0%   .....................................     $247,603,293
                                                                  =============

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been shown throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
DEM = Deutsche Marks
FRF = French Francs
JPY = Japanese Yen

38-WGO

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1997


                                                                                                Capital
                                                                                              Appreciation
Assets:                                                                                          Series
 Investments --                                                                            -----------------
  Unaffiliated issuers, at cost  ......................................................... $  933,710,656
  Unrealized appreciation  ...............................................................    291,797,355
                                                                                           ---------------
    Total investments, at value  ......................................................... $1,225,508,011
 Cash    .................................................................................        140,415
 Receivable for investments sold    ......................................................      8,546,510
 Receivable for Trust shares sold   ......................................................      1,914,050
 Interest and dividends receivable  ......................................................        804,585
 Other assets  ...........................................................................          9,177
                                                                                           ---------------
    Total assets  ........................................................................ $1,236,922,748
                                                                                           ---------------
Liabilities:
 Cash overdraft   ........................................................................ $           --
 Foreign currency overdraft   ............................................................             --
 Payable for investments purchased  ......................................................      4,782,584
 Payable for Trust shares reacquired   ...................................................        214,104
 Net payable for foreign currency exchange contracts closed    ...........................             --
 Payable to affiliates --
  Investment advisory fee  ...............................................................         73,953
  Administrative fee    ..................................................................          1,460
 Accrued expenses and other liabilities   ................................................        136,189
                                                                                           ---------------
    Total liabilities   .................................................................. $    5,208,290
                                                                                           ---------------
     Net assets   ........................................................................ $1,231,714,458
                                                                                           ===============
Net assets consist of:
 Paid-in capital  ........................................................................ $  852,104,575
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................    291,797,355
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................     88,327,050
 Accumulated undistributed (distributions in excess of) net investment income    .........       (514,522)
                                                                                           ---------------
     Net assets   ........................................................................ $1,231,714,458
                                                                                           ===============
 Shares of beneficial interest outstanding   .............................................     32,770,499
                                                                                           ===============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding)  ............................................      $37.59
                                                                                           ===============



                                                                                           Conservative       Emerging
                                                                                              Growth           Growth
Assets:                                                                                       Series           Series
 Investments --                                                                            -------------- --------------
  Unaffiliated issuers, at cost  ......................................................... $670,609,469   $289,213,864
  Unrealized appreciation  ...............................................................  178,817,019     48,812,211
                                                                                           -------------  -------------
    Total investments, at value  ......................................................... $849,426,488   $338,026,075
 Cash    .................................................................................       74,023        986,744
 Receivable for investments sold    ......................................................    4,685,090      3,033,498
 Receivable for Trust shares sold   ......................................................    1,777,618        275,872
 Interest and dividends receivable  ......................................................    1,205,902         78,978
 Other assets  ...........................................................................       28,822         12,306
                                                                                           -------------  -------------
    Total assets  ........................................................................ $857,197,943   $342,413,473
                                                                                           -------------  -------------
Liabilities:
 Cash overdraft   ........................................................................ $         --   $         --
 Foreign currency overdraft   ............................................................           --             --
 Payable for investments purchased  ......................................................    4,159,020      3,571,308
 Payable for Trust shares reacquired   ...................................................      443,951            106
 Net payable for foreign currency exchange contracts closed    ...........................           --        104,665
 Payable to affiliates --
  Investment advisory fee  ...............................................................       38,456         20,717
  Administrative fee    ..................................................................        1,050            414
 Accrued expenses and other liabilities   ................................................      103,281         44,180
                                                                                           -------------  -------------
    Total liabilities   .................................................................. $  4,745,758   $  3,741,390
                                                                                           -------------  -------------
     Net assets   ........................................................................ $852,452,185   $338,672,083
                                                                                           =============  =============
Net assets consist of:
 Paid-in capital  ........................................................................ $619,212,611   $287,397,529
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................  178,818,574     48,706,648
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................   49,752,537      2,881,789
 Accumulated undistributed (distributions in excess of) net investment income    .........    4,668,463       (313,883)
                                                                                           -------------  -------------
     Net assets   ........................................................................ $852,452,185   $338,672,083
                                                                                           =============  =============
 Shares of beneficial interest outstanding   .............................................   28,518,792     20,760,263
                                                                                           =============  =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding)  ............................................     $29.89          $16.31
                                                                                           =============   =============



                                                                                           MFS/Foreign &
                                                                                             Colonial
                                                                                             Emerging
                                                                                              Markets
Assets:                                                                                       Series
 Investments --                                                                            --------------
  Unaffiliated issuers, at cost  ......................................................... $18,268,684
  Unrealized appreciation  ...............................................................   1,980,012
                                                                                           ------------
    Total investments, at value  ......................................................... $20,248,696
 Cash    .................................................................................          --
 Receivable for investments sold    ......................................................          --
 Receivable for Trust shares sold   ......................................................      64,970
 Interest and dividends receivable  ......................................................      61,594
 Other assets  ...........................................................................       1,895
                                                                                           ------------
    Total assets  ........................................................................ $20,377,155
                                                                                           ------------
Liabilities:
 Cash overdraft   ........................................................................ $   171,559
 Foreign currency overdraft   ............................................................      23,548
 Payable for investments purchased  ......................................................     801,860
 Payable for Trust shares reacquired   ...................................................          --
 Net payable for foreign currency exchange contracts closed    ...........................          --
 Payable to affiliates --
  Investment advisory fee  ...............................................................          --
  Administrative fee    ..................................................................          23
 Accrued expenses and other liabilities   ................................................      10,505
                                                                                           ------------
    Total liabilities   .................................................................. $ 1,007,495
                                                                                           ------------
     Net assets   ........................................................................ $19,369,660
                                                                                           ============
Net assets consist of:
 Paid-in capital  ........................................................................ $17,330,780
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................   1,978,770
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................    (101,072)
 Accumulated undistributed (distributions in excess of) net investment income    .........     161,182
                                                                                           ------------
     Net assets   ........................................................................ $19,369,660
                                                                                           ============
 Shares of beneficial interest outstanding   .............................................   1,588,576
                                                                                           ============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding)  ............................................     $12.19
                                                                                           ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1997 -- continued


                                                                                           MFS/Foreign &
                                                                                              Colonial
                                                                                           International
                                                                                               Growth
Assets:                                                                                        Series
 Investments --                                                                            --------------
  Unaffiliated issuers, at cost  ......................................................... $19,031,591
  Unrealized appreciation  ...............................................................     615,999
                                                                                           ------------
    Total investments, at value  ......................................................... $19,647,590
 Cash    .................................................................................       5,504
 Foreign currency, at value (identified cost, $14,636)   .................................      14,511
 Net receivable for forward foreign currency exchange contracts to purchase   ............       6,440
 Net receivable for forward foreign currency exchange contracts sold    ..................      65,712
 Receivable for investments sold    ......................................................      32,915
 Receivable for Trust shares sold   ......................................................      84,513
 Interest and dividends receivable  ......................................................      33,029
 Receivable from investment adviser    ...................................................          --
 Other assets  ...........................................................................      10,750
                                                                                           ------------
    Total assets  ........................................................................ $19,900,964
                                                                                           ------------
Liabilities:
 Payable for investments purchased  ...................................................... $ 2,611,635
 Payable for Trust shares reacquired   ...................................................          --
 Payable to affiliates --
  Investment advisory fee  ...............................................................       1,372
  Administrative fee    ..................................................................          21
 Accrued expenses and other liabilities   ................................................      18,740
                                                                                           ------------
    Total liabilities   .................................................................. $ 2,631,768
                                                                                           ------------
     Net assets   ........................................................................ $17,269,196
                                                                                           ============
Net assets consist of:
 Paid-in capital  ........................................................................ $16,636,438
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     692,270
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................    (203,470)
 Accumulated undistributed (distributions in excess of) net investment income    .........     143,958
                                                                                           ------------
     Net assets   ........................................................................ $17,269,196
                                                                                           ============
 Shares of beneficial interest outstanding   .............................................   1,697,570
                                                                                           ============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................     $10.17
                                                                                            ===========



                                                                                               Managed
                                                                                               Sectors         Research
Assets:                                                                                         Series          Series
 Investments --                                                                            --------------    -------------
  Unaffiliated issuers, at cost  ......................................................... $260,613,995      $437,412,613
  Unrealized appreciation  ...............................................................   31,435,564        69,938,811
                                                                                           -------------     -------------
    Total investments, at value  ......................................................... $292,049,559      $507,351,424
 Cash    .................................................................................        5,244            37,707
 Foreign currency, at value (identified cost, $14,636)   .................................           --                --
 Net receivable for forward foreign currency exchange contracts to purchase   ............           --                --
 Net receivable for forward foreign currency exchange contracts sold    ..................           --                --
 Receivable for investments sold    ......................................................    6,862,207         7,218,411
 Receivable for Trust shares sold   ......................................................      750,279           920,755
 Interest and dividends receivable  ......................................................      114,390           600,411
 Receivable from investment adviser    ...................................................           --                --
 Other assets  ...........................................................................        2,337            47,915
                                                                                           -------------     -------------
    Total assets  ........................................................................ $299,784,016      $516,176,623
                                                                                           -------------     -------------
Liabilities:
 Payable for investments purchased  ...................................................... $  4,732,655      $ 13,269,730
 Payable for Trust shares reacquired   ...................................................       46,689                 7
 Payable to affiliates --
  Investment advisory fee  ...............................................................       17,996            29,566
  Administrative fee    ..................................................................          360               616
 Accrued expenses and other liabilities   ................................................       51,615            88,069
                                                                                           -------------     -------------
    Total liabilities   .................................................................. $  4,849,315      $ 13,387,988
                                                                                           -------------     -------------
     Net assets   ........................................................................ $294,934,701      $502,788,635
                                                                                           =============     =============
Net assets consist of:
 Paid-in capital  ........................................................................ $239,375,097      $416,760,155
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................   31,436,351        69,937,941
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................   24,521,302        15,251,347
 Accumulated undistributed (distributions in excess of) net investment income    .........     (398,049)          839,192
                                                                                           -------------     -------------
     Net assets   ........................................................................ $294,934,701      $502,788,635
                                                                                           =============     =============
 Shares of beneficial interest outstanding   .............................................   11,182,345        27,580,321
                                                                                           =============     =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................      $26.38           $18.23
                                                                                            =============    =============



                                                                                           Research
                                                                                            Growth
                                                                                              and
                                                                                            Income
Assets:                                                                                     Series
 Investments --                                                                            ---------
  Unaffiliated issuers, at cost  ......................................................... $506,886
  Unrealized appreciation  ...............................................................    1,025
                                                                                           ---------
    Total investments, at value  ......................................................... $507,911
 Cash    .................................................................................  106,294
 Foreign currency, at value (identified cost, $14,636)   .................................       --
 Net receivable for forward foreign currency exchange contracts to purchase   ............       --
 Net receivable for forward foreign currency exchange contracts sold    ..................       --
 Receivable for investments sold    ......................................................       --
 Receivable for Trust shares sold   ......................................................       --
 Interest and dividends receivable  ......................................................       --
 Receivable from investment adviser    ...................................................    5,043
 Other assets  ...........................................................................      161
                                                                                           ---------
    Total assets  ........................................................................ $619,409
                                                                                           ---------
Liabilities:
 Payable for investments purchased  ...................................................... $     --
 Payable for Trust shares reacquired   ...................................................       70
 Payable to affiliates --
  Investment advisory fee  ...............................................................       38
  Administrative fee    ..................................................................        1
 Accrued expenses and other liabilities   ................................................    5,042
                                                                                           ---------
    Total liabilities   .................................................................. $  5,151
                                                                                           ---------
     Net assets   ........................................................................ $614,258
                                                                                           =========
Net assets consist of:
 Paid-in capital  ........................................................................ $611,062
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................    1,025
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................    1,126
 Accumulated undistributed (distributions in excess of) net investment income    .........    1,045
                                                                                           ---------
     Net assets   ........................................................................ $614,258
                                                                                           =========
 Shares of beneficial interest outstanding   .............................................   60,240
                                                                                           =========
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................   $10.20
                                                                                           =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1997 -- continued


                                                                                                Total
                                                                                               Return
Assets:                                                                                        Series
 Investments --                                                                            ----------------
  Unaffiliated issuers, at cost  ......................................................... $1,299,338,474
  Unrealized appreciation  ...............................................................    224,689,904
                                                                                           ---------------
    Total investments, at value  ......................................................... $1,524,028,378
 Cash    .................................................................................             --
 Foreign currency, at value (identified cost, $8,149 and $129,071, respectively) .........             --
 Receivable for investments sold    ......................................................     45,286,517
 Receivable for Trust shares sold   ......................................................      2,772,624
 Interest and dividends receivable  ......................................................      9,679,405
 Other assets  ...........................................................................         74,720
                                                                                           ---------------
    Total assets  ........................................................................ $1,581,841,644
                                                                                           ---------------
Liabilities:
 Cash overdraft   ........................................................................ $       14,125
 Foreign currency overdraft   ............................................................             --
 Payable for investments purchased  ......................................................     61,186,918
 Payable for Trust shares reacquired   ...................................................        265,324
 Net payable for forward foreign currency exchange contracts purchased  ..................             --
 Net payable for forward foreign currency exchange contracts to sell    ..................             --
 Net payable for forward foreign currency exchange contracts closed or subject to master
  netting agreements   ...................................................................             --
 Payable to affiliates --
  Investment advisory fee  ...............................................................         82,607
  Administrative fee    ..................................................................          1,759
 Accrued expenses and other liabilities   ................................................        156,055
                                                                                           ---------------
    Total liabilities   .................................................................. $   61,706,788
                                                                                           ---------------
     Net assets   ........................................................................ $1,520,134,856
                                                                                           ===============
Net assets consist of:
 Paid-in capital  ........................................................................ $1,198,811,329
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................    224,684,622
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................     69,703,670
 Accumulated undistributed net investment income   .......................................     26,935,235
                                                                                           ---------------
     Net assets   ........................................................................ $1,520,134,856
                                                                                           ===============
 Shares of beneficial interest outstanding   .............................................     77,547,628
                                                                                           ===============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  ares of beneficial interest outstanding)    .............................................      $19.60
                                                                                           ===============



                                                                                            Utilities        Value
Assets:                                                                                       Series         Series
 Investments --                                                                            ------------   -------------
  Unaffiliated issuers, at cost  ......................................................... $79,398,127    $42,356,452
  Unrealized appreciation  ...............................................................   9,165,478      3,763,680
                                                                                           ------------   ------------
    Total investments, at value  ......................................................... $88,563,605    $46,120,132
 Cash    .................................................................................          --          7,205
 Foreign currency, at value (identified cost, $8,149 and $129,071, respectively) .........          --          6,896
 Receivable for investments sold    ......................................................     626,961        474,169
 Receivable for Trust shares sold   ......................................................      76,911        143,191
 Interest and dividends receivable  ......................................................     490,126         69,247
 Other assets  ...........................................................................       7,711          5,643
                                                                                           ------------   ------------
    Total assets  ........................................................................ $89,765,314    $46,826,483
                                                                                           ------------   ------------
Liabilities:
 Cash overdraft   ........................................................................ $   188,658    $        --
 Foreign currency overdraft   ............................................................           8             --
 Payable for investments purchased  ......................................................     913,814      1,927,536
 Payable for Trust shares reacquired   ...................................................         290             --
 Net payable for forward foreign currency exchange contracts purchased  ..................          --             --
 Net payable for forward foreign currency exchange contracts to sell    ..................          --             --
 Net payable for forward foreign currency exchange contracts closed or subject to master            --          7,259
  netting agreements
 Payable to affiliates --
  Investment advisory fee  ...............................................................       5,418          2,736
  Administrative fee    ..................................................................         108             55
 Accrued expenses and other liabilities   ................................................      47,997         18,760
                                                                                           ------------   ------------
    Total liabilities   .................................................................. $ 1,156,293    $ 1,956,346
                                                                                           ------------   ------------
     Net assets   ........................................................................ $88,609,021    $44,870,137
                                                                                           ============   ============
Net assets consist of:
 Paid-in capital  ........................................................................ $72,675,476    $40,357,474
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................   9,166,685      3,756,572
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................   5,418,565        503,668
 Accumulated undistributed net investment income   .......................................   1,348,295        252,423
                                                                                           ------------   ------------
     Net assets   ........................................................................ $88,609,021    $44,870,137
                                                                                           ============   ============
 Shares of beneficial interest outstanding   .............................................   6,369,958      3,654,618
                                                                                           ============   ============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding)    ..........................................    $13.91         $12.28
                                                                                           ============   ============



                                                                                               World
                                                                                              Growth
Assets:                                                                                       Series
 Investments --                                                                            --------------
  Unaffiliated issuers, at cost  ......................................................... $204,601,526
  Unrealized appreciation  ...............................................................   41,510,442
                                                                                           -------------
    Total investments, at value  ......................................................... $246,111,968
 Cash    .................................................................................       47,834
 Foreign currency, at value (identified cost, $8,149 and $129,071, respectively) .........      130,124
 Receivable for investments sold    ......................................................    3,387,018
 Receivable for Trust shares sold   ......................................................      204,147
 Interest and dividends receivable  ......................................................      608,152
 Other assets  ...........................................................................        1,784
                                                                                           -------------
    Total assets  ........................................................................ $250,491,027
                                                                                           -------------
Liabilities:
 Cash overdraft   ........................................................................ $         --
 Foreign currency overdraft   ............................................................           --
 Payable for investments purchased  ......................................................    2,706,132
 Payable for Trust shares reacquired   ...................................................       24,064
 Net payable for forward foreign currency exchange contracts purchased  ..................       25,456
 Net payable for forward foreign currency exchange contracts to sell    ..................        6,132
 Net payable for forward foreign currency exchange contracts closed or subject to master             --
  netting agreements
 Payable to affiliates --
  Investment advisory fee  ...............................................................       18,206
  Administrative fee    ..................................................................          303
 Accrued expenses and other liabilities   ................................................      107,441
                                                                                           -------------
    Total liabilities   .................................................................. $  2,887,734
                                                                                           -------------
     Net assets   ........................................................................ $247,603,293
                                                                                           =============
Net assets consist of:
 Paid-in capital  ........................................................................ $198,924,200
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................   41,476,194
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................    6,520,155
 Accumulated undistributed net investment income   .......................................      682,744
                                                                                           -------------
     Net assets   ........................................................................ $247,603,293
                                                                                           =============
 Shares of beneficial interest outstanding   .............................................   17,053,035
                                                                                           =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding)    ..........................................      $14.52
                                                                                           =============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Six Months Ended June 30, 1997


                                                                                         Capital
                                                                                       Appreciation
Net investment income:                                                                    Series
 Income --                                                                            ---------------
  Interest   ........................................................................  $    822,018
  Dividends  ........................................................................     3,106,311
  Foreign taxes withheld    .........................................................       (30,616)
                                                                                       ------------
   Total investment income  .........................................................  $  3,897,713
                                                                                       ------------
 Expenses --
  Investment advisory fees  .........................................................  $  4,101,345
  Trustees' fees   ..................................................................           398
  Administrative fee  ...............................................................        55,610
  Custodian fee    ..................................................................       192,671
  Printing expense    ...............................................................        34,407
  Auditing fee  .....................................................................        17,181
  Legal fee  ........................................................................           689
  Miscellaneous    ..................................................................         9,934
                                                                                       ------------
   Total expenses  ..................................................................  $  4,412,235
  Preliminary waiver of expenses by investment adviser    ...........................            --
  Fees paid indirectly   ............................................................            --
                                                                                       ------------
   Net expenses    ..................................................................  $  4,412,235
                                                                                       ------------
    Net investment income (loss)  ...................................................  $   (514,522)
                                                                                       ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $ 89,561,205
  Foreign currency transactions   ...................................................       (30,879)
                                                                                       ------------
    Net realized gain (loss) on investments and foreign currency transactions  ......  $ 89,530,326
                                                                                       ------------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $ 72,224,314
  Translation of assets and liabilities in foreign currencies   .....................            --
                                                                                       ------------
   Net unrealized gain on investments and foreign currency translation   ............  $ 72,224,314
                                                                                       ------------
    Net realized and unrealized gain on investments and foreign currency    .........  $161,754,640
                                                                                       ------------
     Increase in net assets from operations   .......................................  $161,240,118
                                                                                       ============



                                                                                       Conservative      Emerging
                                                                                          Growth          Growth
Net investment income:                                                                    Series          Series
 Income --                                                                            --------------- ---------------
  Interest   ........................................................................  $    804,783    $   577,723
  Dividends  ........................................................................     5,986,046        272,119
  Foreign taxes withheld    .........................................................       (56,533)        (8,795)
                                                                                       ------------    -----------
   Total investment income  .........................................................  $  6,734,296    $   841,047
                                                                                       ------------    -----------
 Expenses --
  Investment advisory fees  .........................................................  $  1,872,318    $ 1,060,743
  Trustees' fees   ..................................................................           398            398
  Administrative fee  ...............................................................        36,426         14,660
  Custodian fee    ..................................................................       117,152         58,940
  Printing expense    ...............................................................        24,006          6,059
  Auditing fee  .....................................................................        16,351         23,721
  Legal fee  ........................................................................           484            275
  Miscellaneous    ..................................................................            --            466
                                                                                       ------------    -----------
   Total expenses  ..................................................................  $  2,067,135    $ 1,165,262
  Preliminary waiver of expenses by investment adviser    ...........................            --             --
  Fees paid indirectly   ............................................................        (2,560)       (11,248)
                                                                                       ------------    -----------
   Net expenses    ..................................................................  $  2,064,575    $ 1,154,014
                                                                                       ------------    -----------
    Net investment income (loss)  ...................................................  $  4,669,721    $  (312,967)
                                                                                       ------------    -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $ 50,168,375    $ 3,769,170
  Foreign currency transactions   ...................................................       (12,241)         1,665
                                                                                       ------------    -----------
    Net realized gain (loss) on investments and foreign currency transactions  ......  $ 50,156,134    $ 3,770,835
                                                                                       ------------    -----------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $ 68,534,683    $26,438,415
  Translation of assets and liabilities in foreign currencies   .....................         1,731       (105,563)
                                                                                       ------------    -----------
   Net unrealized gain on investments and foreign currency translation   ............  $ 68,536,414    $26,332,852
                                                                                       ------------    -----------
    Net realized and unrealized gain on investments and foreign currency    .........  $118,692,548    $30,103,687
                                                                                       ------------    -----------
     Increase in net assets from operations   .......................................  $123,362,269    $29,790,720
                                                                                       ============    ===========



                                                                                      MFS/Foreign &
                                                                                        Colonial
                                                                                        Emerging
                                                                                         Equity
Net investment income:                                                                   Series
 Income --                                                                            --------------
  Interest   ........................................................................  $   44,262
  Dividends  ........................................................................     135,729
  Foreign taxes withheld    .........................................................      (4,361)
                                                                                       ----------
   Total investment income  .........................................................  $  175,630
                                                                                       ----------
 Expenses --
  Investment advisory fees  .........................................................  $   59,334
  Trustees' fees   ..................................................................         398
  Administrative fee  ...............................................................         620
  Custodian fee    ..................................................................      10,519
  Printing expense    ...............................................................         599
  Auditing fee  .....................................................................       1,229
  Legal fee  ........................................................................          --
  Miscellaneous    ..................................................................         144
                                                                                       ----------
   Total expenses  ..................................................................  $   72,843
  Preliminary waiver of expenses by investment adviser    ...........................     (59,334)
  Fees paid indirectly   ............................................................      (4,125)
                                                                                       ----------
   Net expenses    ..................................................................  $    9,384
                                                                                       ----------
    Net investment income (loss)  ...................................................  $  166,246
                                                                                       ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $  (89,763)
  Foreign currency transactions   ...................................................      (6,013)
                                                                                       ----------
    Net realized gain (loss) on investments and foreign currency transactions  ......  $  (95,776)
                                                                                       ----------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $1,935,782
  Translation of assets and liabilities in foreign currencies   .....................      (1,242)
                                                                                       ----------
   Net unrealized gain on investments and foreign currency translation   ............  $1,934,540
                                                                                       ----------
    Net realized and unrealized gain on investments and foreign currency    .........  $1,838,764
                                                                                       ----------
     Increase in net assets from operations   .......................................  $2,005,010
                                                                                       ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Six Months Ended June 30, 1997 -- continued


                                                                                      MFS/Foreign &
                                                                                         Colonial
                                                                                      International
                                                                                          Growth
Net investment income:                                                                    Series
 Income --                                                                            ---------------
  Interest   ........................................................................   $   76,942
  Dividends  ........................................................................      121,574
  Foreign taxes withheld    .........................................................      (14,279)
                                                                                        ----------
   Total investment income  .........................................................   $  184,237
                                                                                        ----------
 Expenses --
  Investment advisory fees  .........................................................   $   49,671
  Trustees' fees   ..................................................................          398
  Administrative fees ...............................................................          605
  Custodian fees   ..................................................................       10,167
  Printing expenses   ...............................................................          939
  Auditing fees    ..................................................................          981
  Legal fees    .....................................................................          325
  Miscellaneous .....................................................................          123
                                                                                        ----------
   Total expenses  ..................................................................   $   63,209
  Preliminary waiver of expenses by investment adviser    ...........................      (26,067)
  Fees paid indirectly   ............................................................       (4,243)
                                                                                        ----------
   Net expenses    ..................................................................   $   32,899
                                                                                        ----------
    Net investment income (loss)  ...................................................   $  151,338
                                                                                        ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................   $ (194,375)
  Foreign currency transactions   ...................................................       (1,291)
                                                                                        ----------
    Net realized gain (loss) on investments and foreign currency transactions  ......   $ (195,666)
                                                                                        ----------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................   $  692,221
  Translation of assets and liabilities in foreign currencies   .....................       77,979
                                                                                        ----------
   Net unrealized gain on investments and foreign currency translation   ............   $  770,200
                                                                                        ----------
    Net realized and unrealized gain on investments and foreign currency    .........   $  574,534
                                                                                        ----------
     Increase in net assets from operations   .......................................   $  725,872
                                                                                        ==========


                                                                                                                       Research
                                                                                                                        Growth
                                                                                         Managed                          and
                                                                                         Sectors         Research       Income
Net investment income:                                                                    Series          Series        Series*
 Income --                                                                            --------------- --------------- ------------
  Interest   ........................................................................  $   194,339     $   349,322    $   1,530
  Dividends  ........................................................................      518,000       2,144,981           --
  Foreign taxes withheld    .........................................................       (1,669)        (55,447)          --
                                                                                       -----------     -----------    ----------
   Total investment income  .........................................................  $   710,670     $ 2,438,856    $   1,530
                                                                                       -----------     -----------    ----------
 Expenses --
  Investment advisory fees  .........................................................  $ 1,009,573     $ 1,446,371    $     243
  Trustees' fees   ..................................................................          398             398          398
  Administrative fees ...............................................................       13,670          21,295            1
  Custodian fees   ..................................................................       59,062          86,795           19
  Printing expenses   ...............................................................       10,431          18,693          800
  Auditing fees    ..................................................................       15,990          23,210        3,750
  Legal fees    .....................................................................          588             388           50
  Miscellaneous .....................................................................        3,357           5,731          286
                                                                                       -----------     -----------    ----------
   Total expenses  ..................................................................  $ 1,113,069     $ 1,602,881    $   5,547
  Preliminary waiver of expenses by investment adviser    ...........................           --              --       (5,043)
  Fees paid indirectly   ............................................................       (4,360)         (4,355)         (19)
                                                                                       -----------     -----------    ----------
   Net expenses    ..................................................................  $ 1,108,709     $ 1,598,526    $     485
                                                                                       -----------     -----------    ----------
    Net investment income (loss)  ...................................................  $  (398,039)    $   840,330    $   1,045
                                                                                       -----------     -----------    ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $24,774,878     $15,398,072    $   1,126
  Foreign currency transactions   ...................................................      (14,629)        (19,094)          --
                                                                                       -----------     -----------    ----------
    Net realized gain (loss) on investments and foreign currency transactions  ......  $24,760,249     $15,378,978    $   1,126
                                                                                       -----------     -----------    ----------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $10,753,128     $37,591,272    $   1,025
  Translation of assets and liabilities in foreign currencies   .....................          787            (647)          --
                                                                                       -----------     -----------    ----------
   Net unrealized gain on investments and foreign currency translation   ............  $10,753,915     $37,590,625    $   1,025
                                                                                       -----------     -----------    ----------
    Net realized and unrealized gain on investments and foreign currency    .........  $35,514,164     $52,969,603    $   2,151
                                                                                       -----------     -----------    ----------
     Increase in net assets from operations   .......................................  $35,116,125     $53,809,933    $   3,196
                                                                                       ===========     ===========    ==========
*From May 13, 1997 (commencement of investment operations) through June 30, 1997.

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Six Months Ended June 30, 1997 -- continued


                                                                                           Total
                                                                                          Return
Net investment income:                                                                    Series
 Income --                                                                            ---------------
  Interest   ........................................................................  $ 20,992,514
  Dividends  ........................................................................    10,943,512
  Foreign taxes withheld    .........................................................      (104,249)
                                                                                       ------------
   Total investment income  .........................................................  $ 31,831,777
                                                                                       ------------
 Expenses --
  Investment advisory fees  .........................................................  $  4,660,912
  Trustees' fee    ..................................................................           796
  Administrative fee  ...............................................................        68,286
  Custodian fee    ..................................................................       204,496
  Printing expense    ...............................................................        31,315
  Auditing fee  .....................................................................        18,155
  Legal fee  ........................................................................            --
  Miscellaneous .....................................................................        41,084
                                                                                       ------------
   Total expenses  ..................................................................  $  5,025,044
  Preliminary waiver of expenses by investment adviser    ...........................            --
  Fees paid indirectly   ............................................................        (7,241)
                                                                                       ------------
   Net expenses    ..................................................................  $  5,017,803
                                                                                       ------------
    Net investment income   .........................................................  $ 26,813,974
                                                                                       ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $ 69,943,381
  Foreign currency transactions   ...................................................        (9,139)
                                                                                       ------------
   Net realized gain on investments and foreign currency transactions    ............  $ 69,934,242
                                                                                       ------------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $ 66,550,142
  Translation of assets and liabilities in foreign currencies   .....................        (3,713)
                                                                                       ------------
   Net unrealized gain on investments and foreign currency translation   ............  $ 66,546,429
                                                                                       ------------
    Net realized and unrealized gain on investments and foreign currency    .........  $136,480,671
                                                                                       ------------
     Increase in net assets from operations   .......................................  $163,294,645
                                                                                       ============



                                                                                                                        World
                                                                                        Utilities        Value         Growth
Net investment income:                                                                   Series         Series         Series
 Income --                                                                            -------------- -------------- --------------
  Interest   ........................................................................  $  513,415     $  187,567     $   421,972
  Dividends  ........................................................................   1,190,896        138,552       1,644,220
  Foreign taxes withheld    .........................................................     (36,937)        (7,884)       (107,624)
                                                                                       ----------     ----------     -----------
   Total investment income  .........................................................  $1,667,374     $  318,235     $ 1,958,568
                                                                                       ----------     ----------     -----------
 Expenses --
  Investment advisory fees  .........................................................  $  286,189     $  110,577     $   969,725
  Trustees' fee    ..................................................................         796            398             796
  Administrative fee  ...............................................................       3,986          1,702          11,062
  Custodian fee    ..................................................................      22,841         11,696          94,117
  Printing expense    ...............................................................       4,263          3,195          11,350
  Auditing fee  .....................................................................      13,579            644          32,415
  Legal fee  ........................................................................          --            443              --
  Miscellaneous .....................................................................       1,357             --           4,754
                                                                                       ----------     ----------     -----------
   Total expenses  ..................................................................  $  333,011     $  128,655     $ 1,124,219
  Preliminary waiver of expenses by investment adviser    ...........................          --        (61,335)             --
  Fees paid indirectly   ............................................................          --         (1,475)        (15,088)
                                                                                       ----------     ----------     -----------
   Net expenses    ..................................................................  $  333,011     $   65,845     $ 1,109,131
                                                                                       ----------     ----------     -----------
    Net investment income   .........................................................  $1,334,363     $  252,390     $   849,437
                                                                                       ----------     ----------     -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   .........................................................  $5,489,640     $  508,847     $ 7,340,349
  Foreign currency transactions   ...................................................      (5,621)        (2,207)        (46,351)
                                                                                       ----------     ----------     -----------
   Net realized gain on investments and foreign currency transactions    ............  $5,484,019     $  506,640     $ 7,293,998
                                                                                       ----------     ----------     -----------
 Change in unrealized appreciation (depreciation) on --
  Investments   .....................................................................  $2,644,746     $3,289,678     $21,324,691
  Translation of assets and liabilities in foreign currencies   .....................         868         (7,125)        (33,323)
                                                                                       ----------     ----------     -----------
   Net unrealized gain on investments and foreign currency translation   ............  $2,645,614     $3,282,553     $21,291,368
                                                                                       ----------     ----------     -----------
    Net realized and unrealized gain on investments and foreign currency    .........  $8,129,633     $3,789,193     $28,585,366
                                                                                       ----------     ----------     -----------
     Increase in net assets from operations   .......................................  $9,463,996     $4,041,583     $29,434,803
                                                                                       ==========     ==========     ===========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Six Months Ended June 30, 1997


                                                                                                Capital
                                                                                             Appreciation
Increase (decrease) in net assets:                                                              Series
From operations --                                                                         ----------------
 Net investment income (loss) ............................................................  $     (514,522)
 Net realized gain (loss) on investments and foreign currency transactions    ............      89,530,326
 Net unrealized gain on investments and foreign currency translation    ..................      72,224,314
                                                                                            --------------
  Increase in net assets from operations  ................................................  $  161,240,118
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income   ............................................................  $
                                                                                             --
 From net realized gain on investments and foreign currency transactions   ...............    (104,376,322)
 In excess of net investment income    ...................................................              --
                                                                                            --------------
   Total distributions declared to shareholders ..........................................  $ (104,376,322)
                                                                                            --------------
Trust share transactions --
 Net proceeds from sale of shares   ......................................................  $  212,991,148
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......     104,376,322
 Cost of shares reacquired    ............................................................    (204,148,239)
                                                                                            --------------
  Increase in net assets from Trust share transactions   .................................  $  113,219,231
                                                                                            --------------
   Total increase In net assets  .........................................................  $  170,083,027
Net assets:
 At beginning of period ..................................................................   1,061,631,431
                                                                                            --------------
 At end of period    .....................................................................  $1,231,714,458
                                                                                            ==============
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ...........................................................  $     (514,522)
                                                                                            ==============



                                                                                             Conservative       Emerging
                                                                                                Growth           Growth
Increase (decrease) in net assets:                                                              Series           Series
From operations --                                                                         ---------------   ---------------
 Net investment income (loss) ............................................................  $   4,669,721    $    (312,967)
 Net realized gain (loss) on investments and foreign currency transactions    ............     50,156,134        3,770,835
 Net unrealized gain on investments and foreign currency translation    ..................     68,536,414       26,332,852
                                                                                            -------------    --------------
  Increase in net assets from operations  ................................................  $ 123,362,269    $  29,790,720
                                                                                            -------------    --------------
Distributions declared to shareholders --
 From net investment income   ............................................................  $  (7,189,349)   $    (188,684)
 From net realized gain on investments and foreign currency transactions   ...............    (31,498,498)      (1,150,020)
 In excess of net investment income    ...................................................             --             (916)
                                                                                            -------------    --------------
   Total distributions declared to shareholders ..........................................  $ (38,687,847)   $  (1,339,620)
                                                                                            -------------    --------------
Trust share transactions --
 Net proceeds from sale of shares   ......................................................  $ 183,035,456    $  80,224,171
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......     38,687,847        1,339,620
 Cost of shares reacquired    ............................................................    (24,953,575)     (22,169,033)
                                                                                            -------------    --------------
  Increase in net assets from Trust share transactions   .................................  $ 196,769,728    $  59,394,758
                                                                                            -------------    --------------
   Total increase In net assets  .........................................................  $ 281,444,150    $  87,845,858
Net assets:
 At beginning of period ..................................................................    571,008,035      250,826,225
                                                                                            -------------    --------------
 At end of period    .....................................................................  $ 852,452,185    $ 338,672,083
                                                                                            =============    ==============
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ...........................................................  $   4,668,463    $    (313,883)
                                                                                            =============    ==============



                                                                                           MFS/Foreign &
                                                                                              Colonial
                                                                                              Emerging
                                                                                              Markets
Increase (decrease) in net assets:                                                         Equity Series
From operations --                                                                         ---------------
 Net investment income (loss) ............................................................ $    166,246
 Net realized gain (loss) on investments and foreign currency transactions    ............      (95,776)
 Net unrealized gain on investments and foreign currency translation    ..................    1,934,540
                                                                                           -------------
  Increase in net assets from operations  ................................................ $  2,005,010
                                                                                           -------------
Distributions declared to shareholders --
 From net investment income   ............................................................ $     (7,806)
 From net realized gain on investments and foreign currency transactions   ...............           --
 In excess of net investment income    ...................................................           --
                                                                                           -------------
   Total distributions declared to shareholders .......................................... $     (7,806)
                                                                                           -------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................... $ 15,274,958
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......        7,806
 Cost of shares reacquired    ............................................................   (1,181,745)
                                                                                           -------------
  Increase in net assets from Trust share transactions   ................................. $ 14,101,019
                                                                                           -------------
   Total increase In net assets  ......................................................... $ 16,098,223
Net assets:
 At beginning of period ..................................................................    3,271,437
                                                                                           -------------
 At end of period    ..................................................................... $ 19,369,660
                                                                                           =============
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ........................................................... $    161,182
                                                                                           =============


                                                                                           MFS/Foreign &
                                                                                              Colonial
                                                                                           International
Increase (decrease) in net assets:                                                         Growth Series
From operations --                                                                         ---------------
 Net investment income (loss)    ......................................................... $    151,338
 Net realized gain (loss) on investments and foreign currency transactions    ............     (195,666)
 Net unrealized gain on investments and foreign currency translation    ..................      770,200
                                                                                           -------------
  Increase in net assets from operations  ................................................ $    725,872
                                                                                           -------------
Distributions declared to shareholders --
 From net investment income   ............................................................ $    (24,244)
 From net realized gain on investments and foreign currency transactions   ...............           --
                                                                                           -------------
   Total distributions declared to shareholders .......................................... $    (24,244)
                                                                                           -------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................... $ 12,616,649
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......       24,244
 Cost of shares reacquired ...............................................................   (1,598,548)
                                                                                           -------------
  Increase in net assets from Trust share transactions   ................................. $ 11,042,345
                                                                                           -------------
   Total increase in net assets  ......................................................... $ 11,743,973
Net assets:
 At beginning of period    ...............................................................    5,525,223
                                                                                           -------------
 At end of period    ..................................................................... $ 17,269,196
                                                                                           =============
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ........................................................... $    143,958
                                                                                           =============



                                                                                              Managed
                                                                                              Sectors         Research
Increase (decrease) in net assets:                                                             Series          Series
From operations --                                                                         --------------- ----------------
 Net investment income (loss)    ......................................................... $   (398,039)    $     840,330
 Net realized gain (loss) on investments and foreign currency transactions    ............   24,760,249        15,378,978
 Net unrealized gain on investments and foreign currency translation    ..................   10,753,915        37,590,625
                                                                                           -------------    -------------
  Increase in net assets from operations  ................................................ $ 35,116,125     $  53,809,933
                                                                                           -------------    -------------
Distributions declared to shareholders --
 From net investment income   ............................................................ $   (196,596)    $    (954,883)
 From net realized gain on investments and foreign currency transactions   ...............  (31,648,262)      (12,012,838)
                                                                                           -------------    -------------
   Total distributions declared to shareholders .......................................... $(31,844,858)    $ (12,967,721)
                                                                                           -------------    -------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................... $ 28,304,281     $ 130,038,058
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......   31,844,858        12,967,721
 Cost of shares reacquired ...............................................................  (34,853,619)       (6,448,569)
                                                                                           -------------    -------------
  Increase in net assets from Trust share transactions   ................................. $ 25,295,520     $ 136,557,210
                                                                                           -------------    -------------
   Total increase in net assets  ......................................................... $ 28,566,787     $ 177,399,422
Net assets:
 At beginning of period    ...............................................................  266,367,914       325,389,213
                                                                                           -------------    -------------
 At end of period    ..................................................................... $294,934,701     $ 502,788,635
                                                                                           =============    =============
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ........................................................... $   (398,049)    $     839,192
                                                                                           =============    =============



                                                                                             Research
                                                                                              Growth
                                                                                               and
                                                                                              Income
Increase (decrease) in net assets:                                                           Series*
From operations --                                                                         -------------
 Net investment income (loss)    .........................................................  $   1,045
 Net realized gain (loss) on investments and foreign currency transactions    ............      1,126
 Net unrealized gain on investments and foreign currency translation    ..................      1,025
                                                                                            ---------
  Increase in net assets from operations  ................................................  $   3,196
                                                                                            ---------
Distributions declared to shareholders --
 From net investment income   ............................................................  $      --
 From net realized gain on investments and foreign currency transactions   ...............         --
                                                                                            ---------
   Total distributions declared to shareholders ..........................................  $      --
                                                                                             ---------
Trust share transactions --
 Net proceeds from sale of shares   ......................................................  $ 611,370
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......         --
 Cost of shares reacquired ...............................................................       (308)
                                                                                            ---------
  Increase in net assets from Trust share transactions   .................................  $ 611,062
                                                                                            ---------
   Total increase in net assets  .........................................................  $ 614,258
Net assets:
 At beginning of period    ...............................................................         --
                                                                                            ---------
 At end of period    .....................................................................  $ 614,258
                                                                                            =========
Accumulated undistributed (distributions in excess of) net investment income included in
 net assets at end of period   ...........................................................  $   1,045
                                                                                            =========

*From May 13, 1997 (commencement of investment operations) through June 30,
 1997.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Six Months Ended June 30, 1997 -- continued


                                                                                                 Total
                                                                                                Return
Increase (decrease) in net assets:                                                              Series
From operations --                                                                         ------------------
 Net investment income  ..................................................................  $   26,813,974
 Net realized gain on investments and foreign currency transactions  .....................      69,934,242
 Net unrealized gain on investments and foreign currency translation    ..................      66,546,429
                                                                                            --------------
  Increase in net assets from operations  ................................................  $  163,294,645
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income   ............................................................  $  (49,958,857)
 From net realized gain on investments and foreign currency transactions   ...............     (96,304,382)
                                                                                            --------------
   Total distributions declared to shareholders ..........................................  $ (146,263,239)
                                                                                            --------------
Trust share transactions --
 Net proceeds from sale of shares   ......................................................  $  119,371,282
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......     146,263,239
 Cost of shares reacquired ...............................................................     (97,553,234)
                                                                                            --------------
  Increase in net assets from Trust share transactions   .................................  $  168,081,287
                                                                                            --------------
   Total increase in net assets  .........................................................  $  185,112,693
Net assets:
 At beginning of period    ...............................................................   1,335,022,163
                                                                                            --------------
 At end of period    .....................................................................  $1,520,134,856
                                                                                            ==============
Accumulated undistributed net investment income included in net assets at end of period ..  $   26,935,235
                                                                                            ==============



                                                                                              Utilities          Value
Increase (decrease) in net assets:                                                              Series           Series
From operations --                                                                         ---------------   -------------
 Net investment income  ..................................................................  $   1,334,363     $   252,390
 Net realized gain on investments and foreign currency transactions  .....................      5,484,019         506,640
 Net unrealized gain on investments and foreign currency translation    ..................      2,645,614       3,282,553
                                                                                            -------------     -----------
  Increase in net assets from operations  ................................................  $   9,463,996     $ 4,041,583
                                                                                            -------------     -----------
Distributions declared to shareholders --
 From net investment income   ............................................................  $  (2,296,378)    $   (65,700)
 From net realized gain on investments and foreign currency transactions   ...............     (7,017,680)       (222,129)
                                                                                            -------------     -----------
   Total distributions declared to shareholders ..........................................  $  (9,314,058)    $  (287,829)
                                                                                            -------------     -----------
Trust share transactions --
 Net proceeds from sale of shares   ......................................................  $  11,760,917     $25,062,195
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......      9,314,058         287,829
 Cost of shares reacquired ...............................................................     (3,296,070)       (933,496)
                                                                                            -------------     -----------
  Increase in net assets from Trust share transactions   .................................  $  17,778,905     $24,416,528
                                                                                            -------------     -----------
   Total increase in net assets  .........................................................  $  17,928,843     $28,170,282
Net assets:
 At beginning of period    ...............................................................     70,680,178      16,699,855
                                                                                            -------------     -----------
 At end of period    .....................................................................  $  88,609,021     $44,870,137
                                                                                            =============     ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $   1,348,295     $   252,423
                                                                                            =============     ===========



                                                                                                World
                                                                                                Growth
Increase (decrease) in net assets:                                                              Series
From operations --                                                                         ---------------
 Net investment income  .................................................................. $      849,437
 Net realized gain on investments and foreign currency transactions  .....................      7,293,998
 Net unrealized gain on investments and foreign currency translation    ..................     21,291,368
                                                                                           ---------------
  Increase in net assets from operations  ................................................ $   29,434,803
                                                                                           ---------------
Distributions declared to shareholders --
 From net investment income   ............................................................ $   (1,004,799)
 From net realized gain on investments and foreign currency transactions   ...............     (4,111,083)
                                                                                           ---------------
   Total distributions declared to shareholders .......................................... $   (5,115,882)
                                                                                           ---------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................... $   36,930,313
 Net asset value of shares issued to shareholders in reinvestment of distributions  ......      5,115,882
 Cost of shares reacquired ...............................................................    (21,867,329)
                                                                                           ---------------
  Increase in net assets from Trust share transactions   ................................. $   20,178,866
                                                                                           ---------------
   Total increase in net assets  ......................................................... $   44,497,787
Net assets:
 At beginning of period    ...............................................................    203,105,506
                                                                                           ---------------
 At end of period    ..................................................................... $  247,603,293
                                                                                           ===============
Accumulated undistributed net investment income included in net assets at end of period .. $      682,744
                                                                                           ===============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996


                                                                                              Capital
                                                                                            Appreciation
Increase (decrease) in net assets:                                                             Series
From operations --                                                                        ----------------
 Net investment income (loss)   .........................................................  $     (494,702)
 Net realized gain (loss) on investments and foreign currency transactions   ............     103,809,599
 Net unrealized gain on investments and foreign currency translation   ..................      78,680,700
                                                                                           --------------
  Increase in net assets from operations    .............................................  $  181,995,597
                                                                                           --------------
Distributions declared to shareholders --
 From net investment income  ............................................................  $     (850,749)
 From net realized gain on investments and foreign currency transactions  ...............     (75,199,375)
                                                                                           --------------
   Total distributions declared to shareholders   .......................................  $  (76,050,124)
                                                                                           --------------
Trust share transactions --
 Net proceeds from sale of shares  ......................................................  $  385,162,405
 Net asset value of shares issued to shareholders in reinvestment of distributions ......      76,050,124
 Cost of shares reacquired   ............................................................    (302,628,263)
                                                                                           --------------
  Increase in net assets from Trust share transactions  .................................  $  158,584,266
                                                                                           --------------
   Total increase in net assets .........................................................  $  264,529,739
Net assets:
 At beginning of year  ..................................................................     797,101,692
                                                                                           --------------
 At end of year  ........................................................................  $1,061,631,431
                                                                                           ==============
Accumulated undistributed net investment income included in net assets at end of year ...  $           --
                                                                                           ==============



                                                                                            Conservative       Emerging
                                                                                               Growth           Growth
Increase (decrease) in net assets:                                                             Series           Series
From operations --                                                                        ----------------- ----------------
 Net investment income (loss)   .........................................................  $   7,196,530    $     191,629
 Net realized gain (loss) on investments and foreign currency transactions   ............     31,413,840          278,667
 Net unrealized gain on investments and foreign currency translation   ..................     58,920,592       16,792,021
                                                                                           -------------    --------------
  Increase in net assets from operations    .............................................  $  97,530,962    $  17,262,317
                                                                                           -------------    --------------
Distributions declared to shareholders --
 From net investment income  ............................................................  $  (4,723,151)   $    (223,677)
 From net realized gain on investments and foreign currency transactions  ...............    (10,911,137)              --
                                                                                           -------------    --------------
   Total distributions declared to shareholders   .......................................  $ (15,634,288)   $    (223,677)
                                                                                           -------------    --------------
Trust share transactions --
 Net proceeds from sale of shares  ......................................................  $ 190,035,383    $ 196,450,554
 Net asset value of shares issued to shareholders in reinvestment of distributions ......     15,634,288          223,677
 Cost of shares reacquired   ............................................................    (18,581,922)     (30,141,433)
                                                                                           -------------    --------------
  Increase in net assets from Trust share transactions  .................................  $ 187,087,749    $ 166,532,798
                                                                                           -------------    --------------
   Total increase in net assets .........................................................  $ 268,984,423    $ 183,571,438
Net assets:
 At beginning of year  ..................................................................    302,023,612       67,254,787
                                                                                           -------------    --------------
 At end of year  ........................................................................  $ 571,008,035    $ 250,826,225
                                                                                           =============    ==============
Accumulated undistributed net investment income included in net assets at end of year ...  $   7,188,091    $     188,684
                                                                                           =============    ==============



                                                                                           MFS/Foreign &
                                                                                             Colonial
                                                                                             Emerging
                                                                                              Markets
Increase (decrease) in net assets:                                                        Equity Series++
From operations --                                                                        ----------------
 Net investment income (loss)   .........................................................   $    7,100
 Net realized gain (loss) on investments and foreign currency transactions   ............       (9,654)
 Net unrealized gain on investments and foreign currency translation   ..................       44,230
                                                                                            ----------
  Increase in net assets from operations    .............................................   $   41,676
                                                                                            ----------
Distributions declared to shareholders --
 From net investment income  ............................................................   $       --
 From net realized gain on investments and foreign currency transactions  ...............           --
                                                                                            ----------
   Total distributions declared to shareholders   .......................................   $       --
                                                                                            ----------
Trust share transactions --
 Net proceeds from sale of shares  ......................................................   $3,745,777
 Net asset value of shares issued to shareholders in reinvestment of distributions ......           --
 Cost of shares reacquired   ............................................................     (516,016)
                                                                                            ----------
  Increase in net assets from Trust share transactions  .................................   $3,229,761
                                                                                            ----------
   Total increase in net assets .........................................................   $3,271,437
Net assets:
 At beginning of year  ..................................................................           --
                                                                                            ----------
 At end of year  ........................................................................   $3,271,437
                                                                                            ==========
Accumulated undistributed net investment income included in net assets at end of year ...   $    2,742
                                                                                            ==========


                                                                                         MFS/Foreign &
                                                                                           Colonial
                                                                                         International
Increase (decrease) in net assets:                                                      Growth Series+
From operations --                                                                      ----------------
 Net investment income  ...............................................................  $      22,420
 Net realized gain (loss) on investments and foreign currency transactions    .........        (13,360)
 Net unrealized gain (loss) on investments and foreign currency translation   .........        (77,930)
                                                                                         -------------
  Increase (decrease) in net assets from operations   .................................  $     (68,870)
                                                                                         -------------
Distributions declared to shareholders --
 From net investment income   .........................................................  $          --
 From net realized gain on investments and foreign currency transactions   ............             --
                                                                                         -------------
   Total distributions declared to shareholders .......................................  $          --
                                                                                         -------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................  $   7,169,348
 Net asset value of shares issued to shareholders in reinvestment of distributions  ...             --
 Cost of shares reacquired ............................................................     (1,575,255)
                                                                                         -------------
  Increase in net assets from Trust share transactions   ..............................  $   5,594,093
                                                                                         -------------
   Total increase in net assets  ......................................................  $   5,525,223
Net assets:
 At beginning of year   ...............................................................             --
                                                                                         -------------
 At end of year   .....................................................................  $   5,525,223
                                                                                         =============
Accumulated undistributed net investment income included in net assets at end of year .  $      16,864
                                                                                         =============



                                                                                            Managed
                                                                                            Sectors         Research
Increase (decrease) in net assets:                                                          Series           Series
From operations --                                                                      --------------   --------------
 Net investment income  ...............................................................  $     206,805    $    972,234
 Net realized gain (loss) on investments and foreign currency transactions    .........     31,504,082      11,923,794
 Net unrealized gain (loss) on investments and foreign currency translation   .........      6,002,049      25,455,574
                                                                                         -------------    ------------
  Increase (decrease) in net assets from operations   .................................  $  37,712,936    $ 38,351,602
                                                                                         -------------    ------------
Distributions declared to shareholders --
 From net investment income   .........................................................  $    (637,050)   $   (328,089)
 From net realized gain on investments and foreign currency transactions   ............    (28,755,283)     (1,843,286)
                                                                                         -------------    ------------
   Total distributions declared to shareholders .......................................  $ (29,392,333)   $ (2,171,375)
                                                                                         -------------    ------------
Trust share transactions --
 Net proceeds from sale of shares   ...................................................  $  71,069,036    $220,770,984
 Net asset value of shares issued to shareholders in reinvestment of distributions  ...     29,392,333       2,171,375
 Cost of shares reacquired ............................................................    (36,764,837)     (5,561,486)
                                                                                         -------------    ------------
  Increase in net assets from Trust share transactions   ..............................  $  63,696,532    $217,380,873
                                                                                         -------------    ------------
   Total increase in net assets  ......................................................  $  72,017,135    $253,561,100
Net assets:
 At beginning of year   ...............................................................    194,350,779      71,828,113
                                                                                         -------------    ------------
 At end of year   .....................................................................  $ 266,367,914    $325,389,213
                                                                                         =============    ============
Accumulated undistributed net investment income included in net assets at end of year .  $     196,586    $    953,745
                                                                                         =============    ============


 +From June 3, 1996 (commencement of investment operations) through
  December 31, 1996.
++From June 5, 1996 (commencement of investment operations) through
  December 31, 1996.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Six Months Ended June 30, 1997 -- continued


                                                                                          Total
                                                                                         Return
Increase (decrease) in net assets:                                                       Series
From operations --                                                                  ----------------
 Net investment income    .........................................................  $   50,133,901
 Net realized gain on investments and foreign currency transactions    ............      96,340,959
 Net unrealized gain on investments and foreign currency translation   ............      15,773,783
                                                                                     --------------
  Increase in net assets from operations ..........................................  $  162,248,643
                                                                                     --------------
Distributions declared to shareholders --
 From net investment income  ......................................................  $  (44,516,908)
 From net realized gain on investments and foreign currency transactions  .........     (41,696,365)
                                                                                     --------------
   Total distributions declared to shareholders   .................................  $  (86,213,273)
                                                                                     --------------
Trust share transactions --
 Net proceeds from sale of shares  ................................................  $  164,902,813
 Net asset value of shares issued to shareholders in reinvestment of distributions       86,213,273
 Cost of shares reacquired   ......................................................     (92,016,690)
                                                                                     --------------
  Increase in net assets from Trust share transactions  ...........................  $  159,099,396
                                                                                     --------------
   Total increase in net assets ...................................................  $  235,134,766
Net assets:
 At beginning of year  ............................................................   1,099,887,397
                                                                                     --------------
 At end of year  ..................................................................  $1,335,022,163
                                                                                     ==============
Accumulated undistributed net investment income included in net assets at
 end of year  .....................................................................  $   50,080,118
                                                                                     ==============



                                                                                       Utilities          Value
Increase (decrease) in net assets:                                                       Series          Series+
From operations --                                                                  ---------------   ------------
 Net investment income    .........................................................  $   2,361,477    $    66,130
 Net realized gain on investments and foreign currency transactions    ............      6,976,719        218,760
 Net unrealized gain on investments and foreign currency translation   ............      1,890,721        474,019
                                                                                     -------------    ------------
  Increase in net assets from operations ..........................................  $  11,228,917    $   758,909
                                                                                     -------------    ------------
Distributions declared to shareholders --
 From net investment income  ......................................................  $  (1,325,715)   $        --
 From net realized gain on investments and foreign currency transactions  .........     (1,440,891)            --
                                                                                     -------------    ------------
   Total distributions declared to shareholders   .................................  $  (2,766,606)   $        --
                                                                                     -------------    ------------
Trust share transactions --
 Net proceeds from sale of shares  ................................................  $  23,567,505    $16,436,287
 Net asset value of shares issued to shareholders in reinvestment of distributions       2,766,606             --
 Cost of shares reacquired   ......................................................     (7,250,604)      (495,341)
                                                                                     -------------    ------------
  Increase in net assets from Trust share transactions  ...........................  $  19,083,507    $15,940,946
                                                                                     -------------    ------------
   Total increase in net assets ...................................................  $  27,545,818    $16,699,855
Net assets:
 At beginning of year  ............................................................     43,134,360             --
                                                                                     -------------    ------------
 At end of year  ..................................................................  $  70,680,178    $16,699,855
                                                                                     =============    ============
Accumulated undistributed net investment income included in net assets at
 end of year  .....................................................................  $   2,310,310    $    65,733
                                                                                     =============    ============



                                                                                         World
                                                                                         Growth
Increase (decrease) in net assets:                                                       Series
From operations --                                                                  ---------------
 Net investment income    .........................................................  $     327,326
 Net realized gain on investments and foreign currency transactions    ............      4,230,851
 Net unrealized gain on investments and foreign currency translation   ............     15,684,144
                                                                                     -------------
  Increase in net assets from operations ..........................................  $  20,242,321
                                                                                     -------------
Distributions declared to shareholders --
 From net investment income  ......................................................  $  (1,196,882)
 From net realized gain on investments and foreign currency transactions  .........    (11,275,915)
                                                                                     -------------
   Total distributions declared to shareholders   .................................  $ (12,472,797)
                                                                                     -------------
Trust share transactions --
 Net proceeds from sale of shares  ................................................  $  81,483,550
 Net asset value of shares issued to shareholders in reinvestment of distributions      12,472,797
 Cost of shares reacquired   ......................................................    (45,008,598)
                                                                                     -------------
  Increase in net assets from Trust share transactions  ...........................  $  48,947,749
                                                                                     -------------
   Total increase in net assets ...................................................  $  56,717,273
Net assets:
 At beginning of year  ............................................................    146,388,233
                                                                                     -------------
 At end of year  ..................................................................  $ 203,105,506
                                                                                     =============
Accumulated undistributed net investment income included in net assets at
 end of year  .....................................................................  $     838,106
                                                                                     =============

+From June 3, 1996 (commencement of investment operations) through
 December 31, 1996.


                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                              Capital Appreciation Series
                                                                             -----------------------------
                                                                                             Year Ended
                                                                              Six Months     December 31,
                                                                                 Ended      --------------
                                                                               June 30,
                                                                                 1997           1996
Per share data (for a share outstanding throughout each period):             ------------   --------------
Net asset value -- beginning of period  .................................... $  35.8316      $  31.9878
                                                                             -----------     ------------
Income from investment operations# --
 Net investment income (loss)  ............................................. $  (0.0169)     $  (0.0200)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................     5.2924          6.7422
                                                                             -----------     ------------
   Total from investment operations  ....................................... $   5.2755      $   6.7222
                                                                             -----------     ------------
Less distributions --
 From net investment income    ............................................. $      --       $  (0.0322)
 From net realized gain on investments and foreign currency transactions        (3.5210)        (2.8462)
                                                                             -----------     ------------
   Total distributions   ................................................... $  (3.5210)     $  (2.8784)
                                                                             -----------     ------------
Net asset value -- end of period  .......................................... $  37.5861      $  35.8316
                                                                             ===========     ============
Total return[dbldag]  ......................................................     15.28%++        21.48%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................      0.79%+          0.80%
 Net investment income (loss)  .............................................    (0.09)%+        (0.05)%
Portfolio turnover    ......................................................        32%             67%
Average commission rate###  ................................................ $   0.0381      $   0.0463
Net assets, end of period (000 omitted)    ................................. $1,231,714      $1,061,631



                                                                                       Year Ended December 31,
                                                                             -------------------------------------------
                                                                                 1995           1994          1993
Per share data (for a share outstanding throughout each period):             -------------- ------------- --------------
Net asset value -- beginning of period  .................................... $ 24.4076       $ 28.1892     $  24.8989
                                                                             ----------      ---------     ----------
Income from investment operations# --
 Net investment income (loss)  ............................................. $  0.0933       $  0.0523     $   0.1036
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................    8.1619         (1.1104)        4.2197
                                                                             ----------      ---------     ----------
   Total from investment operations  ....................................... $  8.2552       $ (1.0581)    $   4.3233
                                                                             ----------      ---------     ----------
Less distributions --
 From net investment income    ............................................. $ (0.0568)      $ (0.1306)    $  (0.1095)
 From net realized gain on investments and foreign currency transactions       (0.6182)        (2.5929)       (0.9235)
                                                                             ----------      ---------     ----------
   Total distributions   ................................................... $ (0.6750)      $ (2.7235)    $  (1.0330)
                                                                             ----------      ---------     ----------
Net asset value -- end of period  .......................................... $ 31.9878       $ 24.4076     $  28.1892
                                                                             ==========      =========     ==========
Total return[dbldag]  ......................................................    34.46%         (3.60)%         18.00%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................     0.83%           0.83%          0.83%
 Net investment income (loss)  .............................................     0.32%           0.24%          0.48%
Portfolio turnover    ......................................................       89%             52%            70%
Average commission rate###  ................................................        --              --             --
Net assets, end of period (000 omitted)    ................................. $797,102        $ 476,508     $  420,552



                                                                                 1992
Per share data (for a share outstanding throughout each period):             ------------
Net asset value -- beginning of period  ....................................  $  23.0886
                                                                              ----------
Income from investment operations# --
 Net investment income (loss)  .............................................  $   0.0909
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................      2.9238
                                                                              ----------
   Total from investment operations  .......................................  $   3.0147
                                                                              ----------
Less distributions --
 From net investment income    .............................................  $  (0.1831)
 From net realized gain on investments and foreign currency transactions         (1.0213)
                                                                              ----------
   Total distributions   ...................................................  $  (1.2044)
                                                                              ----------
Net asset value -- end of period  ..........................................  $  24.8989
                                                                              ==========
Total return[dbldag]  ......................................................      13.61%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................       0.87%
 Net investment income (loss)  .............................................       0.50%
Portfolio turnover    ......................................................         69%
Average commission rate###  ................................................          --
Net assets, end of period (000 omitted)    .................................  $  262,645


                                                                           Conservative Growth Series
                                                          ------------------------------------------------------------
                                                            Six Months               Year Ended December 31,
                                                               Ended       -------------------------------------------
Per share data (for a share outstanding                      June 30,
  throughout each period):                                     1997             1996           1995           1994
                                                          ---------------- -------------- -------------- -------------
Net asset value -- beginning of period    ...............  $  26.4978       $  22.0182     $  16.4563     $ 16.9289
                                                           -----------      ----------     ----------     ---------
Income from investment operations# --
 Net investment income (loss)[sec]  .....................  $   0.1901       $   0.4100     $   0.4318     $  0.2942
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions    ..................      4.7386           5.0415         5.6172       (0.4790)
                                                           -----------      ----------     ----------     ---------
   Total from investment operations    ..................  $   4.9287       $   5.4515     $   6.0490     $ (0.1848)
                                                           -----------      ----------     ----------     ---------
Less distributions --
 From net investment income   ...........................  $  (0.2854)      $  (0.2936)    $  (0.3037)    $ (0.1996)
 From net realized gain on investments and foreign
  currency transactions    ..............................     (1.2502)         (0.6783)       (0.1834)      (0.0882)
                                                           -----------      ----------     ----------     ---------
   Total distributions  .................................  $  (1.5356)      $  (0.9719)    $  (0.4871)    $ (0.2878)
                                                           -----------      ----------     ----------     ---------
Net asset value -- end of period    .....................  $  29.8909       $  26.4978     $  22.0182     $ 16.4563
                                                           ===========      ==========     ==========     =========
Total return[dbldag] ....................................      18.97%++         25.41%         37.41%       (1.10)%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................       0.61%+           0.61%          0.64%         0.64%
 Net investment income (loss)    ........................       1.37%+           1.71%          2.25%         2.42%
Portfolio turnover   ....................................         33%              51%            60%          146%
Average commission rate###    ...........................  $   0.0540       $   0.0502             --            --
Net assets, end of period (000 omitted)   ...............  $  852,452       $  571,008     $  302,024     $ 150,318



                                                                                            Emerging Growth Series
                                                                                        -------------------------------
                                                                                          Six Months         Year
                                                             Year Ended December 31,         Ended           Ended
Per share data (for a share outstanding                   -----------------------------     June 30,      December 31,
  throughout each period):                                     1993           1992            1997            1996
                                                          -----------    -----------    -------------    ------------
Net asset value -- beginning of period    ............... $ 16.0717      $ 16.8547      $  14.8305        $  12.6867
                                                          ----------     ----------     -------------     ----------
Income from investment operations# --
 Net investment income (loss)[sec]  ..................... $  0.2041      $  0.1810      $  (0.0165)       $   0.0175
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions    ..................    1.1280         0.6747          1.5685            2.1506
                                                          ----------     ----------     -------------     ----------
   Total from investment operations    .................. $  1.3321      $  0.8557      $   1.5520        $   2.1681
                                                          ----------     ----------     -------------     ----------
Less distributions --
 From net investment income   ........................... $ (0.1509)     $ (0.1387)     $  (0.0098)       $  (0.0243)
 From net realized gain on investments and foreign
  currency transactions    ..............................   (0.3240)       (1.5000)        (0.0592)               --
                                                          ----------     ----------     -------------     ----------
   Total distributions  ................................. $ (0.4749)     $ (1.6387)     $  (0.0690)       $(0.0243)
                                                          ----------     ----------     -------------     ----------
Net asset value -- end of period    ..................... $ 16.9289      $ 16.0717      $  16.3135        $ 14.8305
                                                          ==========     ==========     =============     =========
Total return[dbldag]    .................................      8.43%         5.71%          10.48%++         17.15%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................      0.66%         0.80%           0.81%+           0.70%
 Net investment income (loss)    ........................      2.05%         1.84%         (0.22)%+           0.12%
Portfolio turnover   ....................................        19%           40%             67%              88%
Average commission rate###    ...........................        --             --      $   0.0563        $  0.0346
Net assets, end of period (000 omitted)   ...............  $ 95,770      $ 44,455       $  338,672        $ 250,826



                                                               Period
                                                               Ended
Per share data (for a share outstanding                      December 31,
  throughout each period):                                     1995*
                                                          -----------------
Net asset value -- beginning of period    ............... $   10.0000**
                                                          ------------
Income from investment operations# --
 Net investment income (loss)[sec]  ..................... $    0.0788
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions    ..................      2.6079
                                                          ------------
   Total from investment operations    .................. $    2.6867
                                                          ------------
Less distributions --
 From net investment income   ........................... $        --
 From net realized gain on investments and foreign
  currency transactions    ..............................          --
                                                          ------------
   Total distributions  ................................. $        --
                                                          ------------
Net asset value -- end of period    ..................... $   12.6867
                                                          ============
Total return[dbldag]    .................................      26.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................       0.24%+
 Net investment income (loss)    ........................       1.13%+
Portfolio turnover   ....................................         28%
Average commission rate###    ...........................         --
Net assets, end of period (000 omitted)   ............... $   67,255

  *From May 1, 1995 (commencement of investment operations) through December 31,
   1995.
 **Net asset value on date of commencement of operations.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated.
     If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:



                                                   Emerging Growth Series
                                               ------------------------------
                                                  Year            Period
                                                  Ended           Ended
                                               December 31,     December 31,
                                                  1996            1995*
                                               --------------   -------------
Net investment income (loss)    .............    $(0.0406)        $ 0.0265
Ratios (to average net assets):
 Expenses##   ...............................       0.84%            1.00%+
 Net investment income (loss)   .............     (0.02)%            0.38%+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                        MFS/Foreign
                                                                                        & Colonial
                                                                                         Emerging
                                                                                          Markets
                                                                                       Equity Series
                                                                             ---------------------------------
                                                                               Six Months      Period Ended
                                                                                 Ended         December 31,
Per share data (for a share outstanding throughout each period):             June 30, 1997        1996***
                                                                             -------------   ----------------
Net asset value -- beginning of period  ....................................  $  10.0013     $     10.0000****
                                                                              -----------    -------------
Income from investment operations# --
 Net investment income[sec]    .............................................  $   0.1855     $      0.0706
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................      2.0128           (0.0693)
                                                                              -----------    -------------
   Total from investment operations  .......................................  $   2.1983     $      0.0013
                                                                              -----------    -------------
Less distributions from net investment income    ...........................  $  (0.0065)    $          --
                                                                              -----------    -------------
Net asset value -- end of period  ..........................................  $  12.1931     $     10.0013
                                                                              ===========    =============
Total return[dbldag]  ......................................................      21.97%++           0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##  ...............................................................       0.28%+            1.50%+
 Net investment income   ...................................................       3.42%+            0.77%+
Portfolio turnover    ......................................................         14%                4%
Average commission rate###  ................................................  $   0.0019     $      0.0011
Net assets, end of period (000 omitted)    .................................  $   19,370     $       3,271



                                                                                          MFS/Foreign
                                                                                          & Colonial
                                                                                         International
                                                                                         Growth Series
                                                                             -------------------------------------
                                                                              Six Months        Period Ended
                                                                                 Ended          December 31,
                                                                             June 30, 1997          1996*
Per share data (for a share outstanding throughout each period):             -------------- ----------------------
Net asset value -- beginning of period  .................................... $   9.8213      $      10.0000*****
                                                                             -----------     -------------
Income from investment operations# --
 Net investment income[sec]    ............................................. $   0.1419      $       0.0748
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................     0.2284             (0.2535)
                                                                             -----------     -------------
   Total from investment operations  ....................................... $   0.3703      $      (0.1787)
                                                                             -----------     -------------
Less distributions from net investment income    ........................... $  (0.0187)     $          --
                                                                             -----------     -------------
Net asset value -- end of period  .......................................... $  10.1729      $       9.8213
                                                                             ===========     =============
Total return[dbldag]  ......................................................      3.86%++           (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##  ...............................................................      0.74%+              1.50%+
 Net investment income   ...................................................      3.00%+              1.47%+
Portfolio turnover    ......................................................        19%                  3%
Average commission rate###  ................................................ $   0.0175      $       0.0252
Net assets, end of period (000 omitted)    ................................. $   17,269      $        5,525


                                                                                 Managed Sectors Series
                                                                             ------------------------------
                                                                                              Year Ended
                                                                                              December 31,
                                                                               Six Months    --------------
                                                                                 Ended
                                                                             June 30, 1997       1996
Per share data (for a share outstanding throughout each period):             --------------- --------------
Net asset value -- beginning of period  ....................................  $  26.2503      $  25.4468
                                                                              -----------     ----------
Income from investment operations# --
 Net investment income (loss)  .............................................  $  (0.0386)     $   0.0200
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................      3.4240          4.2817
                                                                              -----------     ----------
   Total from investment operations  .......................................  $   3.3854      $   4.3017
                                                                              -----------     ----------
Less distributions --
 From net investment income    .............................................  $  (0.0201)     $  (0.0758)
 From net realized gain on investments and foreign currency transactions ...     (3.2406)        (3.4224)
                                                                              -----------     ----------
   Total distributions   ...................................................  $  (3.2607)     $  (3.4982)
                                                                              -----------     ----------
Net asset value -- end of period  ..........................................  $  26.3750      $  26.2503
                                                                              ===========     ==========
Total return[dbldag]  ......................................................      13.61%++        17.58%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................       0.82%+          0.82%
 Net investment income (loss)  .............................................     (0.29)%+          0.09%
Portfolio turnover    ......................................................         58%            121%
Average commission rate###  ................................................  $   0.0564      $   0.0475
Net assets, end of period (000 omitted)    .................................  $  294,935      $  266,368



                                                                                      Year Ended December 31,
                                                                             -----------------------------------------
                                                                                 1995           1994         1993
Per share data (for a share outstanding throughout each period):             -------------- ------------- ------------
Net asset value -- beginning of period  ....................................  $  19.8823     $ 23.2419     $ 22.3342
                                                                              ----------     -----------   ---------
Income from investment operations# --
 Net investment income (loss)  .............................................  $   0.0979     $  0.0982     $  0.0027
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................      6.1880       (0.6610)       0.9050
                                                                              ----------     -----------   ---------
   Total from investment operations  .......................................  $   6.2859     $ (0.5628)    $  0.9077
                                                                              ----------     -----------   ---------
Less distributions --
 From net investment income    .............................................  $  (0.0542)    $ (0.0239)    $      --
 From net realized gain on investments and foreign currency transactions ...     (0.6672)      (2.7729)           --
                                                                              ----------     -----------   ---------
   Total distributions   ...................................................  $  (0.7214)    $ (2.7968)    $      --
                                                                              ----------     -----------   ---------
Net asset value -- end of period  ..........................................  $  25.4468     $ 19.8823     $ 23.2419
                                                                              ==========     ===========   =========
Total return[dbldag]  ......................................................      32.29%       (1.94)%         4.08%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................       0.84%         0.87%         0.84%
 Net investment income (loss)  .............................................       0.42%         0.53%         0.01%
Portfolio turnover    ......................................................        113%          103%          116%
Average commission rate###  ................................................          --            --            --
Net assets, end of period (000 omitted)    .................................  $  194,351     $ 118,987     $ 104,964



                                                                                 1992
Per share data (for a share outstanding throughout each period):             -------------
Net asset value -- beginning of period  ....................................  $  21.0115
                                                                              ----------
Income from investment operations# --
 Net investment income (loss)  .............................................  $  (0.0565)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions  ............................................................      1.4184
                                                                              ----------
   Total from investment operations  .......................................  $   1.3619
                                                                              ----------
Less distributions --
 From net investment income    .............................................  $  (0.0392)
 From net realized gain on investments and foreign currency transactions ...          --
                                                                              ----------
   Total distributions   ...................................................  $  (0.0392)
                                                                              ----------
Net asset value -- end of period  ..........................................  $  22.3342
                                                                              ==========
Total return[dbldag]  ......................................................       6.48%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ...............................................................       0.93%
 Net investment income (loss)  .............................................     (0.35)%
Portfolio turnover    ......................................................         22%
Average commission rate###  ................................................          --
Net assets, end of period (000 omitted)    .................................  $   83,413

   *From June 3, 1996 (commencement of investment operations) through December
    31, 1996.
 ***From June 5, 1996 (commencement of investment operations) through December
    31, 1996.
****Net asset value on date of commencement of operations.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to December 31, 1992 are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily agreed to maintain the expenses of the MFS/Foreign & Colonial Emerging Markets Equity Series and MFS/
     Foreign & Colonial International Growth Series at not more than 1.50% of average daily net assets. In addition, the investment adviser voluntarily waived all or a portion of its advisory fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:



                                                    MFS/Foreign
                                                    & Colonial                         MFS/Foreign
                                                     Emerging                           & Colonial
                                                      Markets                         International
                                                   Equity Series                      Growth Series
                                         ---------------------------------   --------------------------------
                                          Six Months        Period Ended      Six Months        Period Ended
                                         Ended June 30,     December 31,     Ended June 30,     December 31,
                                             1997             1996***            1997             1996*
                                         ----------------   --------------   ----------------   -------------
Net investment income (loss)    ......      $ 0.1193        $  (0.0975)         $ 0.1175         $ 0.0265
Ratios (to average net assets):
 Expenses##   ........................         1.50%+            3.38%+            1.25%+           2.50%+
 Net investment income (loss)   ......         2.20%+          (1.12)%+            2.49%+           0.46%+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                      Research Series
                                             -----------------------------------------------------------------
                                                                 Year Ended December 31,
                                               Six Months     -----------------------------   Period Ended
Per share data (for a share outstanding       Ended June 30,                                   December 31,
 throughout each period):                          1997            1996           1995             1994*
                                             ---------------- -------------- -------------- ------------------
Net asset value -- beginning of period   .    $  16.5735       $  13.5777     $   9.8761     $   10.0000**
                                              -----------      ----------     ----------     -----------
Income from investment operations# --
 Net investment income[sec]  ...............  $   0.0358       $   0.0797     $   0.1401     $    0.0131
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions   ..................      2.1466           3.1330         3.5651         (0.1370)
                                              -----------      ----------     ----------     -----------
   Total from investment operations           $   2.1824       $   3.2127     $   3.7052     $   (0.1239)
                                              -----------      ----------     ----------     -----------
Less distributions --
 From net investment income  ...............  $  (0.0387)      $  (0.0328)    $  (0.0036)             --
 From net realized gain on investments
  and foreign currency transactions   ......     (0.4872)         (0.1841)            --              --
                                              -----------      ----------     ----------     -----------
   Total distributions    ..................  $  (0.5259)      $  (0.2169)    $  (0.0036)    $        --
                                              -----------      ----------     ----------     -----------
Net asset value -- end of period   .........  $  18.2300       $  16.5735     $  13.5777     $    9.8761
                                              ===========      ==========     ==========     ===========
Total return[dbldag]   .....................      13.40%++         23.76%         37.50%         (1.20)%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##   ..............................       0.81%+           0.84%          0.58%           1.50%+
 Net investment income    ..................       0.42%+           0.52%          1.16%           1.80%+
Portfolio turnover  ........................         45%              70%            81%              3%
Average commission rate###   ...............  $   0.0394       $   0.0280             --              --
Net assets, end of period
 (000 omitted)   ...........................  $  502,789       $  325,389     $   71,828     $     3,869



                                             Research Growth
                                                and Income
                                                  Series                           Total Return Series
                                             ----------------- -----------------------------------------------------------
                                                                                         Year Ended December 31,
                                               Period Ended      Six Months    -------------------------------------------
Per share data (for a share outstanding          June 30,      Ended June 30,
 throughout each period):                        1997***            1997           1996           1995           1994
                                             ----------------- --------------- -------------- -------------- -------------
Net asset value -- beginning of period   .    $   10.0000**     $  19.4397     $ 18.3848      $ 15.0862       $ 16.0946
                                              ------------      -----------    ----------     ----------      -----------
Income from investment operations# --
 Net investment income[sec]  ...............  $    0.0423       $   0.3756     $  0.7677      $  0.7824       $  0.5639
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions   ..................       0.1545           1.9052        1.6795         3.1527         (0.9310)
                                              ------------      -----------    ----------     ----------      -----------
   Total from investment operations           $    0.1968       $   2.2808     $  2.4472      $  3.9351       $ (0.3671)
                                              ------------      -----------    ----------     ----------      -----------
Less distributions --
 From net investment income  ...............  $        --       $  (0.7234)    $ (0.7189)     $ (0.6365)      $ (0.4344)
 From net realized gain on investments
  and foreign currency transactions   ......           --          (1.3945)      (0.6734)            --         (0.2069)
                                              ------------      -----------    ----------     ----------      -----------
   Total distributions    ..................  $        --       $  (2.1179)    $ (1.3923)     $ (0.6365)      $ (0.6413)
                                              ------------      -----------    ----------     ----------      -----------
Net asset value -- end of period   .........  $   10.1968       $  19.6026     $ 19.4397      $ 18.3848       $ 15.0862
                                              ============      ===========    ==========     ==========      ===========
Total return[dbldag]   .....................        2.00%++         12.14%++      14.10%         26.71%         (2.22)%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##   ..............................        1.49%+           0.72%+        0.72%          0.76%           0.76%
 Net investment income    ..................        3.21%+           3.83%+        4.15%          4.70%           4.34%
Portfolio turnover  ........................         162%              66%          134%           108%             66%
Average commission rate###   ...............  $    0.0600       $   0.0582     $  0.0539             --              --
Net assets, end of period
 (000 omitted)   ...........................  $       614       $1,520,135    $1,335,022     $1,099,887       $ 839,614



Per share data (for a share outstanding
 throughout each period):                         1993           1992
                                             -------------- --------------
Net asset value -- beginning of period   .    $  14.7219     $  14.2209
                                              ----------     ----------
Income from investment operations# --
 Net investment income[sec]  ...............  $   0.4319     $   0.5389
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions   ..................      1.5044         0.6247
                                              ----------     ----------
   Total from investment operations           $   1.9363     $   1.1636
                                              ----------     ----------
Less distributions --
 From net investment income  ...............  $  (0.4798)    $  (0.5673)
 From net realized gain on investments
  and foreign currency transactions   ......     (0.0838)       (0.0953)
                                              ----------     ----------
   Total distributions    ..................  $  (0.5636)    $  (0.6626)
                                              ----------     ----------
Net asset value -- end of period   .........  $  16.0946     $  14.7219
                                              ==========     ==========
Total return[dbldag]   .....................      13.37%          8.57%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##   ..............................       0.78%          0.85%
 Net investment income    ..................       4.06%          4.96%
Portfolio turnover  ........................        102%            71%
Average commission rate###   ...............         --             --
Net assets, end of period
 (000 omitted)   ...........................  $  696,496     $  397,385

  *From November 7, 1994 (commencement of investment operations) through
   December 31, 1994.
 **Net asset value on date of commencement of operations.
***From May 13, 1997 (commencement of investment operations) through June 30,
   1997.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to December 31, 1992 are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived a portion of its advisory fee for the Research Series and the Research Growth and Income Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

                                                                      Research
                                                                   Growth & Income
                                            Research Series            Series
                                     ----------------------------- ----------------
                                      Year Ended    Period Ended    Period Ended
                                     December 31,   December 31,      June 30,
                                         1995           1994*          1997***
                                     -------------- -------------- ----------------
Net investment income (loss)    ...    $ 0.0954     $  (0.0145)     $   (0.1620)
Ratios (to average net assets):
 Expenses##   .....................       0.95%          3.49%+          17.04%+
 Net investment income (loss)   ...       0.79%        (0.19)%+        (12.28)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                           Utilities Series
                                                     ------------------------------------------------------------
                                                                                Year Ended December 31,
                                                       Six Months     -------------------------------------------
                                                     Ended June 30,
Per share data (for a share outstanding                   1997            1996           1995           1994
 throughout each period):                            ---------------- -------------- -------------- -------------
Net asset value -- beginning of period  ............  $  13.9874       $  12.2598     $   9.5209     $ 10.0164
                                                      -----------      ----------     ----------     -----------
Income from investment operations# --
 Net investment income[sec]    .....................  $   0.2412       $   0.5322     $   0.4918     $  0.2899
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ...      1.4049           1.8548         2.5197       (0.7817)
                                                      -----------      ----------     ----------     -----------
   Total from investment operations  ...............  $   1.6461       $   2.3870     $   3.0115     $ (0.4918)
                                                      -----------      ----------     ----------     -----------
Less distributions --
 From net investment income    .....................  $  (0.4248)      $  (0.3160)    $  (0.2726)    $ (0.0037)
 From net realized gain on investments and foreign
  currency transactions  ...........................     (1.2982)         (0.3434)            --            --
                                                      -----------      ----------     ----------     -----------
   Total distributions   ...........................  $  (1.7230)      $  (0.6594)    $  (0.2726)    $ (0.0037)
                                                      -----------      ----------     ----------     -----------
Net asset value -- end of period  ..................  $  13.9105       $  13.9874     $  12.2598     $  9.5209
                                                      ===========      ==========     ==========     ===========
Total return[dbldag]  ..............................      12.50%++         20.37%         32.36%       (4.96)%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##  .......................................       0.87%+           0.88%          0.44%         0.39%
 Net investment income   ...........................       3.48%+           4.23%          4.62%         4.59%
Portfolio turnover    ..............................         74%             131%           119%          103%
Average commission rate###  ........................  $   0.0365       $   0.0435             --            --
Net assets, end of period (000 omitted)    .........  $   88,609       $   70,680     $   43,134     $  21,448



                                                                                    Value Series
                                                                        ------------------------------------
Per share data (for a share outstanding                Period Ended       Six Months        Period Ended
 throughout each period):                              December 31,     Ended June 30,      December 31,
                                                           1993*             1997             1996***
                                                      ------------------ ---------------- -------------------
Net asset value -- beginning of period  ............  $     10.0000****  $  11.0055       $     10.0000****
                                                      -------------      -----------      -------------
Income from investment operations# --
 Net investment income[sec]    .....................  $      0.0128      $   0.0974       $      0.0916
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ...         0.0036          1.2715              0.9139
                                                      -------------      -----------      -------------
   Total from investment operations  ...............  $      0.0164      $   1.3689       $      1.0055
                                                      -------------      -----------      -------------
Less distributions --
 From net investment income    .....................  $          --      $  (0.0221)      $          --
 From net realized gain on investments and foreign
  currency transactions  ...........................             --         (0.0746)                 --
                                                      -------------      -----------      -------------
   Total distributions   ...........................  $          --      $  (0.0967)      $          --
                                                      -------------      -----------      -------------
Net asset value -- end of period  ..................  $     10.0164      $  12.2777       $     11.0055
                                                      =============      ===========      =============
Total return[dbldag]  ..............................          1.59%+         12.46%++            10.10%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses##  .......................................          1.50%+          0.46%+              0.60%+
 Net investment income   ...........................          2.58%+          1.73%+              1.75%+
Portfolio turnover    ..............................             --             68%                 52%
Average commission rate###  ........................             --      $   0.0336       $      0.0228
Net assets, end of period (000 omitted)    .........  $       2,798      $   44,870       $      16,700


   *From November 16, 1993 (commencement of investment operations) through
    December 31, 1993.
 ***From June 3, 1996 (commencement of investment operations) through December
    31, 1996.
****Net asset value on date of commencement of operations.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series and Value Series for the periods indicated.
     In addition, the investment adviser voluntarily agreed to maintain the expenses of the Value Series at not more than 1.00% of average daily net assets. If the waivers had not been in place and, with respect to the Value Series, to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

                                            Utilities Series                                 Value Series
                                        -----------------------------------------   ------------------------------
                                               Year Ended
                                              December 31,           Period Ended     Six Months     Period Ended
                                        -------------------------    December 31,   Ended June 30,   December 31,
                                           1995         1994             1993*           1997          1996***
                                        ------------ ------------    -------------- ---------------- -------------
Net investment income (loss)    ......  $ 0.4375     $ 0.2412        $  (0.0407)       $ 0.0737       $ 0.0537
Ratios (to average net assets):
 Expenses##   ........................     0.95%        1.14%             9.71%+          0.88%+         1.35%+
 Net investment income (loss)   ......     4.12%        3.84%           (5.63)%+          1.31%+         1.02%+



                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                 World Growth Series
                                                                           -------------------------------
                                                                                             Year Ended
                                                                             Six Months      December 31,
                                                                           Ended June 30,   --------------
Per share data (for a share outstanding throughout each period):               1997              1996
                                                                           -----------       ----------
Net asset value -- beginning of period   .................................  $  13.0338       $  12.3464
                                                                            -----------      ----------
Income from investment operations# --
 Net investment income[sec]  .............................................  $   0.0522       $   0.0232
 Net realized and unrealized gain on investments and foreign currency
  transactions   .........................................................      1.7521           1.5878
                                                                            -----------      ----------
   Total from investment operations   ....................................  $   1.8043       $   1.6110
                                                                            -----------      ----------
Less distributions --
 From net investment income  .............................................  $  (0.0626)      $  (0.0886)
 From net realized gain on investments and foreign currency transactions       (0.2559)         (0.8350)
                                                                            -----------      ----------
  Total distributions  ...................................................  $  (0.3185)      $  (0.9236)
                                                                            -----------      ----------
Net asset value -- end of period   .......................................  $  14.5196       $  13.0338
                                                                            ===========      ==========
Total return[dbldag]   ...................................................      14.07%++         13.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ............................................................       1.04%+           1.04%
 Net investment income    ................................................       0.79%+           0.18%
Portfolio turnover  ......................................................         56%              81%
Average commission rate###   .............................................  $   0.0100       $   0.0142
Net assets, end of period (000 omitted)  .................................  $  247,603       $  203,106

                                                                               Year Ended December 31,       Period Ended
                                                                           -------------------------------   December 31,
Per share data (for a share outstanding throughout each period):               1995            1994              1993*
                                                                            ----------    --------------   ----------------
Net asset value -- beginning of period   .................................  $  10.9425    $     10.6366    $      10.0000***
                                                                            ----------    --------------   ---------------
Income from investment operations# --
 Net investment income[sec]  .............................................  $   0.0689    $      0.1506    $       0.0088
 Net realized and unrealized gain on investments and foreign currency
  transactions   .........................................................      1.6388           0.1590            0.6278
                                                                            ----------    --------------   ---------------
   Total from investment operations   ....................................  $   1.7077    $      0.3096    $       0.6366
                                                                            ----------    --------------   ---------------
Less distributions --
 From net investment income  .............................................  $  (0.1361)   $     (0.0037)   $           --
 From net realized gain on investments and foreign currency transactions       (0.1677)              --                --
                                                                            ----------    --------------   ---------------
  Total distributions  ...................................................  $  (0.3038)   $     (0.0037)   $           --
                                                                            ----------    --------------
                                                                                                                       --
                                                                                                           ---------------
Net asset value -- end of period   .......................................  $  12.3464    $     10.9425    $      10.6366
                                                                            ==========    ==============   ===============
Total return[dbldag]   ...................................................      16.06%            2.86%            50.78%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ............................................................       1.07%            0.47%             1.02%+
 Net investment income    ................................................       0.60%            2.20%             1.23%+
Portfolio turnover  ......................................................        162%             231%                2%
Average commission rate###   .............................................          --               --                --
Net assets, end of period (000 omitted)  .................................  $  146,388    $     100,045    $       18,879

  *From November 16, 1993 (commencement of investment operations) through
   December 31, 1993.
***Net asset value on date of commencement of operations.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Growth Series for the periods indicated. If the waivers had not been in place, the net investment income per share and the ratios would have been:

                                                                                                World Growth Series
                                                                                          -----------------------------
                                                                                          Year Ended       Period Ended
                                                                                          December 31,     December 31,
                                                                                              1994             1993
                                                                                          ------------     ------------
Net investment income   ...............................................................   $     0.0989     $     0.0022
Ratios (to average net assets):
 Expenses##    ........................................................................          1.20%            1.92%+
 Net investment income  ...............................................................          1.47%            0.33%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

1. Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty separate Series (the Series) of shares: Capital Appreciation Series*, Conservative Growth Series*, Emerging Growth Series*, Government Securities Series, High Yield Series, MFS/Foreign & Colonial Emerging Markets Equity Series*, MFS/Foreign & Colonial International Growth Series*, MFS/Foreign & Colonial International Growth and Income Series, Managed Sectors Series*, Money Market Series, Research Series*, Research Growth and Income Series*, Total Return Series*, Utilities Series*, Value Series*, World Asset Allocation Series, World Governments Series, World Growth Series*, World Total Return Series, and Zero Coupon Series, Portfolio 2000. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


2. Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1996, the following Series had capital loss carryforwards for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.


                                                          Portion Expiring December 31,
                                                        ---------------------------------
                                                        Total Carryover    1997    1998
                                                        ----------------- ------- -------
MFS/Foreign & Colonial Emerging Markets Equity Series        $5,296         $--     $--
                                                             =======       ======  ======
MFS/Foreign & Colonial International Growth Series  ...       7,804          --      --
                                                             =======       ======  ======



                                                         1999    2000    2001    2002    2003    2004
                                                        ------- ------- ------- ------- ------- -------
MFS/Foreign & Colonial Emerging Markets Equity Series     $--     $--     $--     $--     $--     $5,296
                                                         ======  ======  ======  ======  ======  =======
MFS/Foreign & Colonial International Growth Series  ...    --      --      --      --      --      7,804
                                                         ======  ======  ======  ======  ======  =======

3. Transactions with Affiliates

The Trust has investment advisory agreements with Massachusetts Financial Services Company (MFS), a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:


                                                                          Investment        Expense
                                                                         Advisory Fees     Limitations
                                                                         ---------------   ------------
         Capital Appreciation Series .................................         0.75%*          1.25%
         Conservative Growth Series  .................................         0.55%           1.25%
         Emerging Growth Series   ....................................         0.75%*          1.50%
         MFS/Foreign & Colonial Emerging Markets Equity Series  ......         1.25%           1.50%
         MFS/Foreign & Colonial International Growth Series  .........        0.975%*          1.50%
         Managed Sectors Series   ....................................         0.75%*          1.25%
         Research Series .............................................         0.75%*          1.50%
         Research Growth and Income Series    ........................         0.75%           1.50%
         Total Return Series   .......................................         0.75%*          1.25%
         Utilities Series   ..........................................         0.75%*          1.00%
         Value Series ................................................         0.75%*          1.00%
         World Growth Series   .......................................         0.90%           1.50%

*The advisory fee for the Capital Appreciation Series is 0.75% of the first $1 billion of the average daily net assets and 0.675% of the average daily net assets in excess of $1 billion. The advisory fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series and Value Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average daily net assets in excess of $1 billion. The advisory fee for the MFS/Foreign & Colonial International Growth Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

The investment advisory agreements with respect to the MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series, and World Growth Series permit MFS to engage one or more sub-advisers and MFS has engaged Foreign & Colonial Management Limited, an England and Wales Company, and its subsidiary Foreign & Colonial Emerging Markets Limited to assist in the performance of its services.

MFS has agreed to waive its advisory fee for an indefinite period for the MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series, and Value Series. The amount waived under this agreement for the period ended June 30, 1997, was $59,334, $26,067 and $61,335, respectively.

Effective March 1, 1997, each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain of the officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


4. Portfolio Securities
For the period ended June 30, 1997, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                                                           MFS/Foreign &
                                                          Capital        Conservative      Emerging           Colonial
                                                        Appreciation       Growth           Growth         Emerging Markets
                                                          Series           Series           Series         Equity Series
                                                        --------------   --------------   --------------   -----------------
Purchases
U.S. government securities   ........................     $    --          $    --          $   --            $   --
                                                         =============    =============    =============      ============
Investments (non-U.S. government securities)   ......     $348,497,109     $392,050,548     $255,180,482      $14,401,304
                                                         =============    =============    =============      ============
Sales
U.S. government securities   ........................     $    --          $    --          $   --            $   --
                                                         =============    =============    =============      ============
Investments (non-U.S. government securities)   ......     $400,067,664     $217,739,679     $178,682,725      $ 1,265,296
                                                         =============    =============    =============      ============


                                                        MFS/Foreign &                                              Research
                                                          Colonial            Managed                               Growth
                                                        International         Sectors             Research         and Income
                                                        Growth Series          Series              Series           Series
                                                        ----------------   -----------------   -----------------   -----------
Purchases
U.S. government securities   ........................     $    --            $    --             $    --             $  --
                                                          ============       =============       =============       =======
Investments (non-U.S. government securities)   ......     $12,556,294        $155,830,692        $300,751,043        $9,125
                                                          ============       =============       =============       =======
Sales
U.S. government securities   ........................     $    --            $    --             $    --             $  --
                                                         ============       =============       =============        =======
Investments (non-U.S. government securities)   ......     $ 1,523,104        $164,405,046        $176,942,953        $6,551
                                                          ============       =============       =============       =======


                                                          Total                                               World
                                                         Return         Utilities           Value            Growth
                                                         Series           Series           Series            Series
                                                       --------------   -------------   ----------------   --------------
Purchases
U.S. government securities  ........................   $313,694,468      $ 7,647,395     $ 6,428,802       $         --
                                                       =============     ============    ============      =============
Investments (non-U.S. government securities)  ......   $559,127,127      $60,768,726     $36,909,987       $131,443,185
                                                       =============     ============    ============      =============
Sales
U.S. government securities  ........................   $349,785,527      $ 9,459,969     $         --      $         --
                                                       =============     ============    ============      =============
Investments (non-U.S. government securities)  ......   $510,715,731      $47,257,176     $17,687,385       $114,493,892
                                                       =============     ============    ============      =============

At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investment securities owned by each series of the Trust, as computed on the federal income tax basis, are as follows:

                                                                                                    MFS/Foreign &
                                           Capital           Conservative          Emerging            Colonial
                                         Appreciation           Growth              Growth          Emerging Markets
                                            Series              Series              Series          Equity Series
                                        -----------------   -----------------   -----------------   -----------------
Aggregate cost  .....................    $  933,710,656      $ 670,609,469       $ 289,213,864        $ 18,268,684
                                         ==============      =============       =============        ============
Gross unrealized appreciation  ......    $  318,760,017      $ 181,480,695       $  52,284,700        $  2,252,544
Gross unrealized depreciation  ......       (26,962,662)        (2,663,676)         (3,472,489)           (272,532)
                                         --------------      -------------       -------------        ------------
 Net unrealized appreciation   ......    $  291,797,355      $ 178,817,019       $  48,812,211        $  1,980,012
                                         ==============      =============       =============        ============


                                        MFS/Foreign &
                                          Colonial           Managed                               Research
                                        International        Sectors             Research         Growth and
                                        Growth Series         Series              Series          Income Series
                                        ---------------   -----------------   -----------------   --------------
Aggregate cost  .....................    $ 19,031,591      $  260,613,995      $ 437,412,613        $506,886
                                         ============      ==============      =============        =========
Gross unrealized appreciation  ......    $  1,049,326      $   44,473,928      $  76,250,718        $  1,025
Gross unrealized depreciation  ......        (433,327)        (13,038,364)        (6,311,907)             --
                                         ------------      --------------      -------------        ---------
 Net unrealized appreciation   ......    $    615,999      $   31,435,564      $  69,938,811        $  1,025
                                         ============      ==============      =============        =========


                                             Total                                                      World
                                             Return             Utilities            Value              Growth
                                             Series              Series             Series              Series
                                        -------------------   ----------------   ----------------   -----------------
Aggregate cost  .....................    $ 1,299,338,474       $  79,398,127      $ 42,356,452       $ 204,601,526
                                         ===============       =============      ============       =============
Gross unrealized appreciation  ......    $   229,591,829       $  10,357,247      $  4,473,575       $  45,789,522
Gross unrealized depreciation  ......         (4,901,925)         (1,191,769)         (709,895)         (4,279,080)
                                         ---------------       -------------      ------------       -------------
 Net unrealized appreciation   ......    $   224,689,904       $   9,165,478      $  3,763,680       $  41,510,442
                                         ===============       =============      ============       =============

5. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares during the period ended June 30, 1997, are presented below and on the following page.



                                      Capital     Conservative      Emerging
                                   Appreciation      Growth          Growth
                                      Series         Series          Series
                                   -------------- -------------- ----------------
Shares sold  .....................   5,755,870      6,484,067        5,296,865
Shares issued to shareholders in
reinvestment of distributions  ...   2,938,523      1,378,263           88,424
Shares reacquired  ...............  (5,552,266)      (892,793)      (1,537,944)
                                   ------------    ----------     ------------
 Net increase   ..................   3,142,127      6,969,537        3,847,345
                                   ============    ==========     ============











                                    MFS/Foreign     MFS/Foreign
                                     & Colonial      & Colonial
                                      Emerging     International       Managed
                                      Markets          Growth          Sectors
                                   Equity Series       Series          Series
                                   --------------- --------------- ----------------
Shares sold  .....................    1,369,640       1,299,166        1,070,796
Shares issued to shareholders in
reinvestment of distributions  ...          685           2,469        1,278,910
Shares reacquired  ...............     (108,849)       (166,642)      (1,314,579)
                                     ----------      ----------     ------------
 Net increase   ..................    1,261,476       1,134,993        1,035,127
                                     ==========      ==========     ============


                                                    Research
                                                     Growth          Total                                       World
                                      Research     and Income       Return         Utilities      Value         Growth
                                       Series        Series         Series          Series        Series        Series
                                    -------------- ------------ ---------------- -------------- ----------- ----------------
Shares sold   .....................   7,577,375      60,270         6,058,402        841,114    2,196,638       2,750,043
Shares issued to shareholders in
 reinvestment of distributions  ...     757,459          --         7,751,099        710,454      24,748          379,516
Shares reacquired   ...............    (387,617)        (30)       (4,936,915)      (234,724)    (84,170)      (1,659,536)
                                     ----------      ------      ------------     ----------    ---------    ------------
 Net increase    ..................   7,947,217      60,240         8,872,586      1,316,844    2,137,216       1,470,023
                                     ==========      ======      ============     ==========    =========    ============

Transactions in Trust shares during the year ended December 31, 1996, are presented below.



                                                                          Capital     Conservative
                                                                       Appreciation      Growth
                                                                          Series         Series
                                                                       -------------- --------------
Shares sold  .........................................................  11,443,621      7,921,733
Shares issued to shareholders in reinvestment of distributions  ......   2,235,453        677,102
Shares reacquired  ...................................................  (8,969,620)      (766,565)
                                                                       ------------    ----------
 Net increase   ......................................................   4,709,454      7,832,270
                                                                       ============    ==========



                                                                                         MFS/Foreign &
                                                                          Emerging          Colonial
                                                                           Growth       Emerging Markets
                                                                           Series        Equity Series
                                                                       ---------------- -----------------
Shares sold  .........................................................    13,818,601         379,243
Shares issued to shareholders in reinvestment of distributions  ......        15,052              --
Shares reacquired  ...................................................    (2,221,950)        (52,143)
                                                                        ------------       ---------
 Net increase   ......................................................    11,611,703         327,100
                                                                        ============       =========


                                                                       MFS/Foreign &
                                                                          Colonial          Managed
                                                                       International        Sectors        Research
                                                                       Growth Series        Series          Series
                                                                       ---------------  ---------------- -----------
Shares sold  .........................................................      720,467         2,818,152    14,559,925
Shares issued to shareholders in reinvestment of distributions  ......           --         1,176,164      143,325
Shares reacquired  ...................................................     (157,890)       (1,484,629)    (360,295)
                                                                         ----------      ------------    ----------
 Net increase   ......................................................      562,577         2,509,687    14,342,955
                                                                         ==========      ============    ==========



                                                                             Total                                        World
                                                                            Return          Utilities      Value         Growth
                                                                            Series           Series        Series        Series
                                                                        ----------------  -------------- ----------- --------------
Shares sold   .........................................................     8,956,855       1,883,446    1,564,290       6,357,585
Shares issued to shareholders in reinvestment of distributions   ......     4,879,076         230,167          --          961,665
Shares reacquired   ...................................................    (4,986,660)       (578,846)    (46,888)      (3,593,022)
                                                                         ------------      ----------    ---------    ------------
 Net increase    ......................................................     8,849,271       1,534,767    1,517,402       3,726,228
                                                                         ============      ==========    =========    ============


6. Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1997, is shown on the following page.

Forward Foreign Currency Exchange Contracts


                                                                   Contracts to
Series                       Transaction     Settlement Date      Deliver/Receive
---------------------------- ------------- -------------------- -------------------
MFS/Foreign & Colonial         Sales        10/14/97             DEM        300,000
International Growth Series                 10/14/97 - 3/16/98   FRF      4,200,000
                                            10/14/97 - 3/16/98   JPY    225,000,000
                              -----------------------------------------------------
                              Purchases     10/14/97             DEM        300,000
                                            10/14/97             FRF      1,100,000
                                            10/14/97             JPY    105,000,000



                                                              Net Unrealized
                                               Contracts at    Appreciation
Series                       In Exchange for       Value      (Depreciation)
---------------------------- ----------------- -------------- ---------------
MFS/Foreign & Colonial          $  192,873       $  173,326      $ 19,547
International Growth Series        748,492          725,521        22,971
                                 2,041,819        2,018,625        23,194
                                -----------      -----------     --------
                                $2,983,184       $2,917,472      $ 65,712
                                ===========      ===========     ========
                           ----------------------------------------------
                                $  174,247       $  173,326      $   (921)
                                   189,274          188,524          (750)
                                   922,714          930,825         8,111
                                -----------      -----------     --------
                                $1,286,235       $1,292,675      $  6,440
                                ===========      ===========     ========


                                                                                                           Net Unrealized
                                                         Contracts to                       Contracts at    Appreciation
Series                Transaction   Settlement Date     Deliver/Receive   In Exchange for       Value      (Depreciation)
--------------------- ------------- ----------------- ------------------- ----------------- -------------- ---------------
World Growth Series     Sales        9/30/97       JPY   378,561,320         $3,343,000      $3,349,132      $  (6,132)
                                                                             ===========     ===========     =========
                       ---------------------------------------------------------------------------------------------------

                       Purchases     9/30/97       JPY   378,561,320         $3,374,588      $3,349,132      $ (25,456)
                                                                             ===========     ===========     =========

At June 30, 1997, closed forward foreign currency exchange contracts for the Emerging Growth Series amounted to a net payable of $104,665 with Goldman Sachs.

At June 30, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Value Series amounted to a net payable of $7,259 with Deutsche Bank.


7. Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At June 30, 1997, the Capital Appreciation Series, Research Series, Total Return Series and World Growth Series owned the following restricted securities (consisting of 0.25%, 0.38%, 0.03% and 0.69%, of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.



                                                                           Date of       Shares/
Series                        Description                                Acquisition   Par Amount      Cost        Value
----------------------------- ------------------------------------------ ------------- ------------ ------------ -----------
Capital Appreciation Series   Tel-Save Holdings, Inc.    ...............   3/10/97       186,900      $3,083,850   $3,037,125
                                                                                                     ===========  ===========
Research Series               Jarvis Hotels PLC ........................   6/21/96       831,200      $2,239,384   $1,922,070
                                                                                                     ===========  ===========
Total Return Series           Merrill Lynch Mortgage Investors, Inc.,
                               8.129s, 2023  ...........................   6/22/94       514,000      $  356,266   $  446,377
                                                                                                     ===========  ===========
World Growth Series           Bank Handlowy Warszawie S.A.  ............   6/18/97         5,900      $   63,779   $   67,967
                              Hong Leong Finance Ltd.    ...............   11/1/96        58,000         184,097      164,764
                              India Gateway Fund Ltd.    ...............   6/02/94        34,925         286,668      154,019
                              India Gateway Fund, Ltd., Warrants  ......   6/02/94         4,000              --           --
                              International Business Communications
                               Systems, Inc.    ........................   8/29/95        12,600         124,992       88,200
                              Jarvis Hotels PLC ........................   6/21/96       534,100       1,423,942    1,235,055
                                                                                                     -----------  -----------
                                                                                                      $2,083,478   $1,710,005
                                                                                                     ===========  ===========

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series, Managed Sectors Series, Research Series, Research Growth and Income Series, Total Return Series, Utilities Series, Value Series, and World Growth Series, (each a portfolio of MFS/Sun Life Series Trust) as of June 30, 1997, the related statements of operations for the period then ended, the statements of changes in net assets for the period then ended and the year ended December 31, 1996, and the financial highlights for the period ended June 30, 1997 and each of the periods in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 1997

                 --------------------------------------------
This MFS [RegTM]/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus and semiannual report for the product being offered.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts


J. KERMIT BIRCHFIELD, Trustee
Chairman, DisplayTech, Inc. (manufacturer of liquid crystal display technology)
Gloucester, Massachusetts


WILLIAM R. GUTOW
Vice Chairman, Capitol Entertainment
Management Company (Blockbuster Video franchise)
Dallas, Texas


DAVID D. HORN*, Trustee
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts


GARTH MARSTON, Trustee
Retired Chairman, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS, Trustee
Retired Vice Chairman, The Gillette Company,
Boston, Massachusetts

Officers+
W. THOMAS LONDON, Treasurer
MARK B. BRADLEY, Assistant Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
JAMES R. BORDEWICK, JR., Assistant Secretary

Portfolio Managers+
JOHN W. BALLEN
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
DAVID M. CALABRO
JEFF CHOWDHRY
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
KEVIN R. PARKE
JUNE SCOTT
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
The Research Committee
IAN K. WRIGHT

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617


*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                     Sun-3-A 8/97 184M

MFS [Reg] /Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 1997

MFS [Reg] /Foreign & Colonial International
 Growth and Income Series
Government Securities Series
High Yield Series
Money Market Series
World Asset Allocation Series
World Governments Series
World Total Return Series
Zero Coupon Series, Portfolio 2000

Dear Contract Owners:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2-1/2%.

Global Outlook

Increased liquidity has continued to support international equity markets this year, while disinflationary forces have continued despite somewhat stronger world economic growth. While the strength of the U.S. dollar versus the Japanese yen earlier this year resulted in stronger performance for Japanese exporters, the value-added tax seems to have slowed the overall Japanese economy. In Europe, meanwhile, uncertainty over European monetary union continues, although stocks of some European companies have benefited from restructuring and the use of technology to increase productivity. Perhaps the brightest international story has been the performance of the emerging markets, all of which have seen rapidly expanding economies and higher earnings, thanks in part to significant shifts in their economic policies.

Bond Markets

In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

Stock Market

We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

[Signature of John D. McNeil]

John D. McNeil
Chairman

July 14, 1997


MFS[Reg]/Foreign & Colonial International Growth and Income Series

For the six months ended June 30, 1997, the Series, which invests in international stock and bond markets, provided a total return of 5.96%. This compares to a 13.98% return for the Lipper International Funds Index, a stock-fund index, and to a 6.74% return for a blend (70% and 30%) of the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the J.P. Morgan Non-Dollar Bond Index (the Morgan Index). The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives. The MSCI EAFE Index is an index of international stocks, while the Morgan Index is an unmanaged index of bonds issued from 13 countries with remaining maturities of at least one year. The major feature in international markets this year has been the strength of the dollar, particularly against the Japanese yen, the German mark, and the French franc. In January, half the yen exposure and three-quarters of the mark and franc exposures were hedged into dollars. Stronger growth in the United States, weakness in the Japanese economy, and uncertainties in Europe concerning European monetary union (EMU) supported a strong dollar, and we expect this dollar strength to continue.

The performance of Japanese equities during this period was a good illustration of the current three-tier market: the international "nifty fifty" blue chips such as Canon and TDK, which outperformed the market; the heavily sold-off cyclicals; and the underperforming financial services sector. Japanese blue-chip stocks were the main beneficiaries of the weak Japanese currency, with many reaching all-time highs. The Series held several of these stocks and benefited from this upswing. Going forward, we expect the "nifty fifty" stocks to continue to do well.

The U.K. market performed well, and sterling remained strong despite the prospect of a left-wing victory in the general election. Economic growth was strong, and the interest-rate cycle turned. However, companies with high overseas earnings began to feel the effects of the strong currency, and profit warnings started to come through. We expect the portfolio to benefit from the mini-consumer boom likely to be generated by windfalls resulting from the public offerings of several building societies (savings and loans). However, the market is likely to experience some uncertainty following the Labor Party's first budget in July.

Economic growth, and the equity markets in continental Europe, continued to be affected by fiscal restraint as member states struggled to meet the Maastricht criteria. In France, an unexpected general election was called for late May/early June. This was a gamble by the French president, Jacques Chirac, in the vain hope that a right-wing government would be returned with a sufficient majority to push through the economic policies necessary for mon-etary union. In Germany, a row erupted between the government and the Bundesbank over revaluation of gold reserves that might reduce the budget deficit. This led to accusations of financial dishonesty and increased the chance that some of the weaker European countries, such as Italy, would be included in the first round of EMU. The outlook for Europe remains uncertain, with political upheavals, high unemployment, and EMU concerns on the horizon.

Asian markets showed a mixed performance over the period. Hong Kong performed well due to positive sentiment over the imminent handover to China. Other markets, however, did not perform as well due to worries over high valuation levels.

The fixed-income portion of the Series reflects a neutral weighting among Europe, Japan, the United States, and the other dollar-bloc countries. U.S. interest rates appear increasingly attractive from a global perspective. Hence, we anticipate increasing the weighting in the dollar bloc relative to Europe once the pickup in core European growth is confirmed and the U.S. market adjusts to the Federal Reserve Board's tighter policy. In the meantime, we are maintaining a defensive posture with respect to duration, or interest-rate sensitivity, in both the dollar bloc and Europe.

The Series remains overweighted in Australian bonds because we believe current yield spreads reflect undue fears of a rate hike. Within Europe, several potential developments suggest possible opportunities: the return of the single-currency theme to the market, which would help potential entrants such as Ireland and Spain; the likelihood of interest-rate cuts in Italy, Spain, and possibly Sweden; and a more attractive U.K. market following the election and moderate interest-rate hikes. Despite extremely low absolute yields, the Japanese bond market should be well supported by accommodative monetary policy and domestic institutional flows. Although some of the forces pushing the dollar up are waning, we believe it should remain firm due to capital inflows induced by favorable interest rates and moderate growth.

Government Securities Series

For the six months ended June 30, 1997, the Series provided a total return of 2.55%. This compares to a 3.10% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The portfolio is currently positioned for what we expect to be a period of stable interest rates over the remainder of the year. The Series has an overweighting in mortgage-backed pass-through securities and agency debentures, is underweighted in U.S. Treasury securities, and has almost no exposure to cash.

The portfolio's duration, or measure of interest-rate sensitivity, is currently
4.1 years, versus a duration of 4.5 years for the Lehman Index. Thirty-five percent of the portfolio is invested in U.S. Treasury issues, with an emphasis on 3-year and 10- to 30-year maturity issues. The portfolio also contains a 21% position in agency securities. These issues are a combination of agency debentures and Small Business Association loans.

The greatest change in the portfolio has been the reduction in holdings of mortgage-backed pass-through securities, from over 50% to the current 44%. This change was made after a long period of superior risk-adjusted returns from the mortgage sector. Current holdings focus on issues that are not sensitive to a slowdown in prepayments and that will benefit from the continued strong momentum in the U.S. housing market.

High Yield Series

For the six months ended June 30, 1997, the Series provided a total return of 6.13%. This compares to a 5.82% return for the Lehman Brothers High Yield Index, an unmanaged index of publicly issued, noninvestment-grade debt, and to a 5.66% return for the average fund in the Lipper High Yield Index as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. During the first half of 1997, the high-yield market remained one of the best-performing fixed-income asset classes. The market's strength was due in part to a strong economy and a subsequent low default rate, which has averaged only 1.8% over the past 12 months. Demand for high-yield bonds has been exceptionally strong, with net inflows into high-yield mutual funds over the past year exceeding the levels recorded in any prior year. In addition, managers of investment-grade accounts have been significant buyers of high-yield bonds. Although new issuance of high-yield bonds is on track to challenge the record level set in 1993, supply has not kept pace with demand. At the end of the period, the yield on the Salomon Brothers High Yield Index was 9.28%, versus 6.48% for U.S. Treasury notes of comparable maturities (the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Although the spread between these two yields has narrowed to a record low 2.80% from 3.22% at the beginning of the year, we believe the economic environment remains favorable for owning high-yield bonds due to the general outlook for moderate economic growth and low inflation.

Given the tight level of yield spreads and the length of this economic expansion, our investment strategy has focused on trying to avoid mistakes. We have concentrated our holdings in the bonds of better-quality companies because we do not think investors are adequately compensated for the risks associated with lower-tier credits. Two industries of note in which we are overweighted are consumer products and general industrials. In the consumer products sector, we are invested in such name-brand companies as Westpoint Stevens and Sealy. Our general industrial holdings are a diversified group of niche manufacturing companies that are typically leaders in their fields. Such companies include International Knife, a dominant manufacturer of industrial cutting blades, and Hayes Wheels, a global supplier of automotive wheels. We reduced our weighting in the energy sector because we felt that the relatively low yields currently available in that sector were not appropriate compensation for the commodity risk associated with these investments.

Money Market Series

For the six months ended June 30, 1997, the Series provided a total return of 2.44%. Interest rates on short-term (90-day) securities increased moderately during the six months ended June 30, 1997. During this period, the Federal Reserve Board (the Fed) raised short-term interest rates by 25 basis points (0.25%), from 5.25% to 5.50%. At the present time, approximately 61% of the Series is invested in U.S. government or government-guaranteed issues, with the balance in corporate and bank issues. Investments in the Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value. Furthermore, the average maturity of the Series on June 30, 1997, was 42 days, versus 47 days on December 31, 1996. We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to help provide maximum security against credit risk.

Our market outlook over the next few months is neutral, and we expect to maintain the average maturity in the 45-day range.

World Asset Allocation Series

For the six months ended June 30, 1997, the Series provided a total return of 9.04%. This compares to six-month returns for the following unmanaged indices:
20.60% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 11.36% for the MSCI EAFE Index; 2.90% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including Treasury, agency, and corporate bond issues and mortgage-backed securities; and a -3.47% return for the J.P. Morgan Non-Dollar Bond Index. Earlier this year, the Series had moved ahead of its competition (according to Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance) as well as many key indices of international financial performance. However, much of this lead evaporated as the U.S. stock market again surged in late May and early June. The Series has been carrying a high cash position relative to a neutral, or 0%, position and has had a very low U.S. stock weighting. This defensive position resulted from our belief that the U.S. stock market was fully valued. The Series' objective is not to try and time the market, but rather to determine relative valuations of different asset classes around the world. Because of this, we pared back our U.S. holdings and remain cautious on the U.S. stock market. While this position has negatively affected the performance of the Series in the short run, we believe that, over the long term, there are better valuations in other asset classes. Although the Series has underperformed during the recent surge in the U.S. stock market, it did perform well during the sell-off in equity holdings that occurred earlier in the year, and we believe that the risks of another, similar sell-off are unacceptably high.

Stock-buying euphoria has been fed by a new consensus that the Fed may not raise rates again and by new evidence that inflation is decidedly at bay. The current allocations include a 50% weighting in international stocks, in which our largest holding is PowerGen, the undervalued British electric utility. The Series has a 10% allocation to U.S. stocks, with a mixture of large-capitalized value companies and large growth companies. In bonds, we hold 10% in high-yield (U.S. corporate) and 10% in emerging market bonds such as Brady bonds (U.S. dollar-denominated restructured bank loans) in Brazil and Argentina, which are close to being paid off. The rest of the Series (30%) is in cash, as we await a more opportune moment to invest. As world stock values rise, we find it more difficult to reinvest because most of the world's stock markets look expensive relative to bonds and even to cash. We use a combination of quantitative approaches and real-world common sense from our expert professionals to set our world allocations, but our basic use of individual security selection and original company research continues to underpin the strength of the Series.

World Governments Series

For the six months ended June 30, 1997, the Series provided a total return of -1.78%. This compares to a -1.23% return for the Salomon Brothers World Governments Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

The first six months of 1997 were quite contradictory for the global fixed-income markets in that the United States, buoyed by a strong consumer sector, and Japan, helped by strong exports, witnessed very robust economies during the first quarter. By the second quarter, both economies had slowed considerably. Meanwhile, the European countries were experiencing pretty much the opposite; namely, weaker growth at the beginning of the year followed by strength. However, one common trend throughout the world during this period was a lack of inflation.

Against this background, most global bond markets rebounded significantly during the second quarter. As measured in local currency terms by the Salomon Index, the two best-performing markets year to date were the United Kingdom, which advanced 6.05%, and Australia, which gained 5.85%. Most of the strength from the United Kingdom was the result of the Labor Party's winning the national election and immediately granting the Bank of England independence. In Australia, the Reserve Bank became less concerned about future economic growth and more focused on lowering inflation and dealing with higher unemployment. Accordingly, the bank lowered interest rates. After a strong beginning of the year, the Japanese bond market underperformed during the second quarter and ended up the worst performer year to date, gaining just 2.11%. The portfolio has benefited by being overweighted in the Australian sector, underweighted in Japan, and moving toward an underweighted position in the United Kingdom after its central bank's independence was announced.

While the Series' performance has benefited from bond selection during this period, it was adversely impacted by its lower duration, or sensitivity to interest rates, in most markets, as we did not anticipate such a significant slowdown in the United States. Even though the portfolio was overweighted in the stronger U.S. dollar for most of the period, nondollar currency positions were largely responsible for the negative nominal returns.

Looking forward, we believe the portfolio will ultimately benefit from a defensive bond posture. Presently, the U.S. bond market appears close to reflecting an easing of monetary conditions that we believe will not happen. On a relative basis, we feel the dollar-bloc countries, in particular Australia and New Zealand, are the most attractive. In regard to Europe, the expected interest-rate cuts in Italy and Spain occurred, and we see minimal further narrowing of interest-rate spreads relative to Germany. Economic growth in Japan continues at a strong pace, and we expect its central bank to tighten monetary policy. Consequently, we continue to underweight this sector.

World Total Return Series

For the six months ended June 30, 1997, the Series provided a total return of 7.89%. This compares to that of a benchmark made up of a combination of the MSCI World Index (60%) and the J.P. Morgan Global Government Bond Index (40%), which returned 8.69% for the same period. The MSCI World Index is an unmanaged index of global equities, while the J.P. Morgan Global Government Bond Index is an aggregate of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. Over the same period, the Lipper Global Flexible Fund Index returned 9.01%. In general, the equity portion of the Series is managed on a "bottom-up," as opposed to a "top-down," approach. In other words, investment decisions are based primarily on a thorough analysis of individual companies and, secondarily, on the macroeconomic analysis of different economies. We believe this approach serves the Series well in periods of uncertainty, such as may lie ahead, when the possibility of higher interest rates has increased.

During periods of rising stock prices, stocks often react very little when companies' earnings are less than expected. However, this has not been the case in the recent past. Rather, earnings disappointments have been greeted with savage selling. In this environment, we believe our emphasis on companies that appear more likely to keep growing during the uncertain period ahead should benefit the Series. The equity portion of the Series has approximately half of its assets in five economic sectors: financial services, utilities, energy, health care, and consumer staples, all of which we expect to experience growth in earnings.

Furthermore, within each sector, there is broad geographic diversification, with over 60% of equity assets overseas, representing 20 countries. For example, the health care sector includes companies from the United States, the United Kingdom, Switzerland, France, Sweden, and Japan. At the same time, we believe the dividend yields on many of the stocks in the portfolio should help buffer them from the vicissitudes of the market. Finally, as always, every effort is made to avoid speculative securities.

The bond portion of the portfolio reflects a neutral weighting among Europe, Japan, the United States, and the other dollar-bloc countries. U.S. interest rates appear increasingly attractive from a global perspective. Hence, we anticipate increasing the weighting in the United States and the other dollar-bloc countries relative to Europe once the pickup in core European growth is confirmed and the U.S. market adjusts to the Fed's tighter policy. In the meantime, we are maintaining a defensive posture with respect to duration, or interest-rate sensitivity, in both the dollar bloc and Europe.

The Series remains overweighted in Australian bonds because we believe current yield spreads reflect undue fears of a rate hike. Within Europe, several potential developments suggest possible opportunities, such as: the return of the single-currency theme to the market, which would help potential entrants such as Ireland and Spain; the likelihood of interest-rate cuts in Italy, Spain, and possibly Sweden; and a more attractive U.K. market following the election and moderate interest-rate hikes. Despite extremely low absolute yields, the Japanese bond market should be well supported by accommodative monetary policy and domestic institutional flows. Although some of the forces pushing the dollar up are waning, we believe it should remain firm due to capital inflows induced by favorable interest rates and moderate growth.

Zero Coupon Series, Portfolio 2000

The total return for the Series was 2.29% for the six months ended June 30, 1997, as intermediate-term U.S. Treasury notes moved higher during the period, with yields on five-year Treasuries rising from 6.25% to 6.38%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable bond funds with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units until the maturity of the Series.)

Performance Summary

The information below illustrates the performance of MFS[Reg]/Sun Life Series Trust.

    Average Annual and Cumulative Total Rates of Return as of June 30, 1997


MFS/Foreign & Colonial International Growth and
Income Series

                                 6 Months      1 Year   Life of Series*
-----------------------------------------------------------------------
Cumulative Total Return            +5.96%      +6.46%           +12.53%
-----------------------------------------------------------------------
Average Annual Total Return           --       +6.46%           + 7.00%
-----------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, October 2, 1995, through June 30, 1997.

Government Securities Series

                              6 Months    1 Year    5 Years    10 Years
-----------------------------------------------------------------------
Cumulative Total Return        +2.55%     +6.87%    +36.69%    +118.10%
-----------------------------------------------------------------------
Average Annual Total Return        --     +6.87%    + 6.45%      +8.11%
-----------------------------------------------------------------------

High Yield Series

                               6 Months    1 Year   5 Years   10 Years
----------------------------------------------------------------------
Cumulative Total Return       +6.13%     +15.53%   +68.28%    +154.00%
----------------------------------------------------------------------
Average Annual Total Return      --      +15.53%   +10.97%    +  9.77%
----------------------------------------------------------------------

Money Market Series


                                6 Months   1 Year    5 Years  10 Years
----------------------------------------------------------------------
Cumulative Total Return        +2.44%     +4.98%   +22.31%     +71.30%
----------------------------------------------------------------------
Average Annual Total Return        --     +4.98%    +4.11%     + 5.53%
----------------------------------------------------------------------

World Asset Allocation Series

                                      6 Months 1 Year  Life of Series*
----------------------------------------------------------------------
Cumulative Total Return               +9.04%   +14.96%         +54.72%
--------------------------------------------------------- ------------
Average Annual Total Return               --   +14.96%         +17.93%
----------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1997.

World Governments Series

                               6 Months   1 Year    5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return        -1.78%     +3.36%    +33.57%    +115.89%
-----------------------------------------------------------------------
Average Annual Total Return        --     +3.36%     +5.96%    +  8.00%
-----------------------------------------------------------------------

World Total Return Series

                                    6 Months   1 Year   Life of Series*
-----------------------------------------------------------------------
Cumulative Total Return               +7.89%   +17.06%          +45.99%
-----------------------------------------------------------------------
Average Annual Total Return              --    +17.06%          +15.37%
-----------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1997.

Zero Coupon Series, Portfolio 2000

                               6 Months   1 Year   5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return        +2.29%     +6.62%    +44.37%    +149.18%
-----------------------------------------------------------------------
Average Annual Total Return        --     +6.62%     +7.62%    +  9.56%
-----------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administrative fees associated with variable annuity products. Had these fees and charges been reflected, the results would have been lower.

Portfolio of Investments -- June 30, 1997
MFS/Foreign & Colonial International
Growth and Income Series
Stocks -- 82.3%

Issuer                                         Shares        Value
Australia -- 2.1%
Capral Aluminum Ltd. (Metals) .............     128,820   $    469,948
Western Mining, ADS (Holding
  Company)* ...............................      72,517        457,347
                                                          ------------
                                                          $    927,295
                                                          ------------
Austria -- 1.4%
OMV AG (Oil and Gas) ......................       4,800   $    615,110
                                                          ------------
Belgium -- 0.9%
Generale de Banque (Finance) ..............       1,020   $    392,722
                                                          ------------
France -- 8.3%
Accor (Lodging) ...........................       3,900   $    584,170
Compagnie de St. Gobain
  (Building Materials)* ...................       2,920        425,947
Dexia France (Finance)  ...................       4,330        421,576
Eaux (Cie Generale)
  (Utilities - Water)* ....................       2,160        276,848
Lafarge SA, Bearer Shares
  (Building Materials) ....................       1,800        111,983
Lafarge SA, Bearer Shares
  (Building Materials) ....................       3,120        194,104
Legrand, Preference Shares
  (Electrical Equipment) ..................       1,820        228,313
Michelin, "B" (Tires)* ....................       6,640        398,852
Societe Nationale Elf Aquitaine (Oils) ....       3,920        423,026
TOTAL SA, "B" (Oils) ......................       6,500        657,192
                                                          ------------
                                                          $  3,722,011
                                                          ------------
Germany -- 7.4%
Bayer AG (Chemicals) ......................      13,700   $    526,476
Deutsche Bank AG (Banks) ..................       3,100        181,130
Deutsche Telekom AG
  (Utilities - Telephone) .................      22,045        530,900
Fresenius AG (Medical Supplies) ...........       1,560        354,220
Mannesmann AG (Diversified
  Machinery) ..............................         800        356,422
Siemens AG (Electrical Equipment) .........       7,940        471,438
VEBA AG (Oil and Gas) .....................       7,090        398,406
Volkswagen AG (Automotive). ...............         640        490,642
                                                          ------------
                                                          $  3,309,634
                                                          ------------
Hong Kong -- 5.8%
Cheung Kong Holdings Ltd.
  (Real Estate) ...........................      62,000   $    612,237
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) ..................      61,500        247,683
HSBC Holdings PLC (Finance)*  .............      22,800        685,736
New World Development Co.
  (Real Estate) ...........................      25,000        149,090
Swire Pacific "A" Diversified
  Industries (Transportation)  ............      68,000        612,237
Wharf Holdings Ltd. (Real Estate) .........      67,000        290,590
                                                          ------------
                                                          $  2,597,573
                                                          ------------
Italy -- 2.6%
Industrie Natuzzi S.p.A., ADR
  (Furniture) .............................      17,500   $    448,436
Telecom Italia Mobile S.p.A.
  (Telecommunications) ....................     137,640        445,778
Telecom Italia S.p.A.
  (Telecommunications) ....................      89,850        288,618
                                                          ------------
                                                          $  1,182,832
                                                          ------------
Japan -- 17.4%
Canon, Inc. (Consumer Goods) ..............      27,000   $    735,656
DDI Corp. (Telecommunications) ............          82        605,816


Issuer                                        Shares        Value
Japan -- continued
Fuji Photo Film Co.
  (Photographic Products) .................      15,000   $    603,877
Fujisawa Pharmaceuticals
  (Pharmaceuticals).. .....................      40,000        412,191
Hitachi (Electronics) .....................      25,000        279,452
Hitachi Zosen (Machinery)*  ...............      94,000        374,325
Ito-Yokado Co. Ltd. (Retail) ..............       9,000        522,662
Kyocera Corp. (Electronics) ...............       7,000        556,283
Marubeni Corp.
  (Distribution/Wholesale) ................     116,000        526,766
Matsushita Electric Industrial Co.
  (Electrical Equipment) ..................      16,000        322,767
Mitsubishi Heavy Industries Ltd.
  (Aerospace/Defense) .....................      57,000        437,543
NKK Corp. (Steel) .........................     172,000        369,505
Omron Corp. (Electronics)  ................      39,000        827,613
Ricoh Co. Ltd. (Office/Business
  Equipment) ..............................      52,000        681,163
TDK Corp. (Electronics) ...................       6,000        440,660
Tokyo Broadcasting System
  (Broadcasting) ..........................       3,000         61,567
                                                          ------------
                                                          $  7,757,846
                                                          ------------
Malaysia -- 1.4%
Malaysian Industrial Development
  Finance Berhad (Finance) ................     170,000   $    234,436
Petronas Gas Berhad
  (Oil and Gas)## .........................     103,000        375,510
                                                          ------------
                                                          $    609,946
                                                          ------------
Netherlands -- 6.2%
ABN Amro Holdings N.V. (Finance)* .........      25,760   $    480,416
Akzo Nobel (Chemicals) ....................       4,060        556,505
Philips Electronics N.V.
  (Manufacturing) .........................       7,650        548,071
Royal Dutch Petroleum Co. (Oils)* .........       1,600         83,975
Vendex International N.V. (Retail)* .......      10,100        553,248
Verenigde Nederlandse Uitgeversbedrijven
  Verenigd Bezit (Publishing) .............      25,120        555,520
                                                          ------------
                                                          $  2,777,735
                                                          ------------
Singapore -- 2.1%
City Developments Ltd. (Real Estate)             22,000   $    215,505
Development Bank of Singapore
  Ltd. (Banks) ............................      42,000        528,968
Overseas-Chinese Banking Corp.
  Ltd. (Finance) ..........................      19,320        200,067
                                                          ------------
                                                          $    944,540
                                                          ------------
Spain -- 1.1%
Telefonica de Espana
  (Utilities - Telephone) .................      17,400   $    503,184
                                                          ------------
Sweden -- 3.8%
Ericsson LM, "B"
  (Telecommunications) ....................      18,600   $    733,735
Sparbanken Sverige AB
  (Banks and Credit Cos.) .................      24,200        539,241
Swedish Match AB (Tobacco) ................       3,480         11,722
Volvo AB, "B" (Automobiles) ...............      14,580        390,991
                                                          ------------
                                                          $  1,675,689
                                                          ------------
Switzerland -- 5.8%
Ciba Specialty Chemicals Holdings,
  Inc. (Chemicals)* .......................       4,070   $    376,387
Nestle AG, Registered Shares
  (Food and Beverage Products) ............         430        567,325
Novartis AG (Pharmaceuticals) .............         412        658,726

                                                                           5-G&I

Issuer                                       Shares     Value
Switzerland -- continued
Roche Holdings AG (Pharmaceuticals)              70       $   633,203
Winterthur (Insurance) ..................       400           352,377
                                                          -----------
                                                          $ 2,588,018
                                                          -----------
United Kingdom -- 16.0%
Allied Domecq PLC
  (Food and Beverage Products)* .........    47,400       $   340,652
BAA PLC (Transportation)* ...............    50,960           469,241
British Petroleum PLC (Oil and Gas)*.....    35,800           444,890
British Telecommunications PLC
  (Telecommunications) ..................    60,910           451,931
BTR PLC (Holding Company) ...............    86,740           296,538
Caradon PLC (Holding Company)*...........    42,840           143,250
Carlton Communicatons PLC
  (Broadcasting) ........................    47,960           405,713
General Accident PLC (Insurance)* .......    19,890           289,529
Glaxo Wellcome PLC
  (Pharmaceuticals)*   ..................    22,060           455,985
Granada Group PLC (Leisure)* ............    17,210           226,181
Grand Metropolitan PLC
  (Food and Beverage Products)* .........    46,000           442,318
Inchcape PLC (Commercial Services)           98,800           465,149
Land Securities PLC (Real Estate) .......    14,130           199,807
Lloyds TSB Group PLC (Banks and
  Credit Cos.)*  ........................    44,240           454,098
National Westminster (Finance)* .........    25,200           338,526
Sainsbury (J.) PLC (Retail)* ............    58,380           353,520
Smith (W.H.) Group PLC (Retail) .........    61,900           371,746
Storehouse PLC (Retail) .................    77,600           243,022
Tesco PLC (Retail)* .....................    48,860           301,562
Unilever PLC (Consumer Goods) ...........    15,560           444,974
                                                          -----------
                                                          $ 7,138,632
                                                          -----------
  Total Stocks
    (Identified Cost, $32,678,657) ......                 $36,742,767
                                                          -----------


Bonds -- 10.0%

                                             Principal Amount
                                              (000 Omitted)
Foreign Bonds -- 10.0%
Australia -- 0.9%
Commonwealth of Australia, 9.75s,
  2002 ................................... AUD        295   $   252,894
Commonwealth of Australia, 10s, 2002                  195       169,965
                                                            -----------
                                                            $   422,859
                                                            -----------
Canada -- 0.8%
Government of Canada, 5.5s, 2002          .CAD        490   $   350,010
                                                            -----------
Denmark -- 0.5%
Kingdom of Denmark, 8s, 2001 ............. DKK         20   $     3,378
Kingdom of Denmark, 7s, 2007 .............            644       101,817
Nykredit, 8s, 2026 .......................            621        97,600
                                                            -----------
                                                            $   202,795
                                                            -----------
France -- 0.6%
Government of France, 7s, 2000 ........... FRF      1,536   $   284,454
                                                            -----------
Greece -- 0.4%
Hellenic Republic, 11.1s, 2003 ........... GRD     20,000   $    75,010
Hellenic Republic, 12.6s, 2003 ...........         21,500        80,714
Hellenic Republic, 13.4s, 2003 ...........         10,000        37,541
                                                            -----------
                                                            $   193,265
                                                            -----------
Italy -- 2.3%
Republic of Italy, 9.5s, 1999 - 2006 ..... ITL  1,580,000   $ 1,006,660
                                                            -----------
New Zealand -- 0.8%
Government of New Zealand, 8s,
  2001 ................................... NZD        490   $   346,783
                                                            -----------

                                        Principal Amount
                                         (000 Omitted)       Value
Spain -- 1.6%
Government of Spain, 6.75s, 2000 ...... ESP     23,110     $  163,296
Government of Spain, 8.4s, 2001  ......         20,600        154,469
Government of Spain, 10.5s, 2003 ......         19,220        161,722
Government of Spain, 7.35s, 2007 ......         30,040        217,994
                                                           ----------
                                                           $  697,481
                                                           ----------
Sweden -- 1.2%
Kingdom of Sweden, 10.25s, 2000 ....... SEK      1,300     $  190,562
Kingdom of Sweden, 13s, 2001  .........          1,100        179,586
Kingdom of Sweden, 5.5s, 2002 .........          1,400        179,466
                                                           ----------
                                                           $  549,614
                                                           ----------
United Kingdom -- 0.9%
United Kingdom Treasury, 7s, 2001 ..... GBP        250     $  414,210
                                                           ----------
  Total Bonds
    (Identified Cost, $4,564,824) .....................    $4,468,131
                                                          -----------
Warrants
Eaux (Cie General) (Utilities -
  Water), (Identified Cost, $0)* ...... FRF      2,160     $    1,294
                                                           ----------
Short-Term Obligations -- 9.2%
Federal Farm Credit Bank, due 8/07/97   $          500     $  497,220
Federal Home Loan Bank, due 7/24/97                275        274,051
Federal National Mortgage Assn.,
  due 7/09/97 - 7/21/97 ...............          1,450      1,446,438
Student Loan Marketing Assn.,
  due 7/31/97  ........................          1,900      1,891,482
                                                           ----------
  Total Short-Term Obligations,
    at Amortized Cost    ..............................    $4,109,191
                                                           ----------
Call Options Purchased

                                       Principal Amount
                                         of Contracts
Issuer/Expiration Month/Strike Price    (000 Omitted)
Deutsche Marks / British Pounds/
  July/2.7    ........................ DEM          637  $          0
Japanese Government Bonds/
  July/116.201/216.201 ............... JPY       74,000           130
  July/114.635 ....................... JPY       34,000           102
  September/115.498  ................. JPY       57,000         2,688
Swiss Francs/August/1.35  ............ CHF        1,058           432
                                                          -----------
  Total Call Options Purchased
    (Identified Cost, $18,517) .......................    $     3,352
                                                          -----------
  Total Investments
    (Identified Cost, $41,371,189) ...................    $45,324,735
                                                          -----------
Put Options Written
British Pounds/July/1.65  ............ GBP          439   $    (5,838)
Japanese Government Bonds/
  July/114.635   ..................... JPY       34,000        (3,332)
  September/115.498  ................. JPY       57,000        (4,218)
                                                          -----------
  Total Put Options Written
    (Premiums Received, $9,392).......................    $   (13,388)
                                                          -----------
Other Assets,
 Less Liabilities -- (1.5)%                                  (685,667)
                                                          -----------
  Net Assets -- 100.0% ...............................    $44,625,680
                                                          ===========

           See portfolio footnotes and notes to financial statements

6-G&I

Portfolio of Investments -- June 30, 1997
Government Securities Series
Bonds -- 98.4%

                                                   Principal Amount
Issuer                                             (000 Omitted)         Value
U.S. Government Guaranteed -- 61.2%
Government National Mortgage Association -- 22.8%
GNMA, 6.5s, 2024  ..............................        $    24          $     22,912
GNMA, 7s, 2025 .................................          6,651             6,528,812
GNMA, 7.5s, 2009 - 2025 ........................         48,830            49,050,386
GNMA, 8s, 2022 - 2026 ..........................         23,866            24,418,873
GNMA, 9s, 2017 - 2019 ..........................          3,816             4,097,900
GNMA, 12.25s, 2015 .............................              8                 9,629
                                                                         ------------
                                                                         $ 84,128,512
                                                                         ------------
Small Business Administration -- 3.7%
SBA, 8.2s, 2005 ................................        $ 1,572          $  1,629,321
SBA, 8.4s, 2007 ................................            562               586,549
SBA, 8.7s, 2009 ................................          3,490             3,702,378
SBA, 9.05s, 2009 ...............................            565               602,224
SBA, 9.65s, 2007 - 2010 ........................          1,765             1,919,460
SBA, 10.05s, 2009 ..............................            794               872,890
SBA, 10.1s, 2009 ...............................          4,092             4,476,793
                                                                         ------------
                                                                         $ 13,789,615
                                                                         ------------
U.S. Treasury Obligations -- 34.7%
U.S. Treasury Bonds, 9.875s, 2015 ..............        $ 5,020          $  6,601,300
U.S. Treasury Bonds, 8.875s, 2017 ..............          5,250             6,394,342
U.S. Treasury Bonds, 8.125s, 2019 ..............          3,675             4,192,367
U.S. Treasury Notes, 5.75s, 1998 ...............          2,250             2,243,318
U.S. Treasury Notes, 6.5s,
  2002 - 2006  .................................         44,350            44,331,342
U.S. Treasury Notes, 6.625s, 2002 ..............          6,560             6,620,483
U.S. Treasury Notes, 6.75s,
  1999 - 2000  .................................         29,750            30,120,325
U.S. Treasury Notes, 8s, 2001 ..................         10,600            11,196,250
U.S. Treasury Notes, 9.125s, 1999 ..............         10,950            11,530,021
U.S. Treasury Notes, 9.25s, 1998 ...............          4,520             4,681,726
                                                                         ------------
                                                                         $127,911,474
                                                                         ------------
  Total U.S. Government Guaranteed
    (Identified Cost, $133,404,220) ...........................          $225,829,601
                                                                         ------------
U.S. Federal Agencies -- 37.2%
Aid to Israel, 8s, 2001 ........................        $ 5,000          $  5,270,850
Aid to Israel, 5.625s, 2003 ....................          2,000             1,904,180
Federal Home Loan Mortgage
  Corp., 8s, 2005 ..............................          9,043             9,167,760
Federal Home Loan Mortgage
  Corp., 9s, 2020 ..............................            452               478,745
Federal Home Loan Mortgage
  Corp., 6.5s, 2027 ............................          5,423             4,449,402
Federal National Mortgage Assn.,
  7s, 2027  ....................................          6,172             5,421,503
Federal National Mortgage Assn.,
  7.172s, 2020 .................................          1,169             1,174,102


                                                   Principal Amount
Issuer                                             (000 Omitted)         Value

U.S. Federal Agencies -- continued
Federal National Mortgage Assn.,
  7.27s, 2005 ..................................        $ 6,097          $  6,237,707
Federal National Mortgage Assn.,
  7.5s, 2000 - 2027 ............................         28,117            28,362,252
Federal National Mortgage Assn.,
  8s, 2005 - 2023  .............................         21,555            13,408,665
Federal National Mortgage Assn.,
  8.25s, 2001 ..................................          3,930             4,073,241
Federal National Mortgage Assn.,
  9.5s, 2019 ...................................          4,957             1,505,817
Federal National Mortgage Assn.,
  REMIC, 7.95s, 2019 ...........................          2,299             2,314,180
Financing Corp., 9.4s, 2018 ....................          4,845             6,050,194
Financing Corp., 9.8s, 2018 ....................          5,600             7,217,000
Private Export Funding Corp., 6.24s,
  2002 .........................................          8,000             7,889,280
Resolution Funding Corp., 8.875s,
  2020 .........................................          6,000             7,258,140
Tennessee Valley Authority, 0s,
  2042 .........................................         12,500             4,449,000
U.S. Department of Housing &
  Urban Development, 6.83s, 2003                          8,025             8,082,459
U.S. Department of Housing &
  Urban Development, 6.92s, 2004                          4,525             4,569,707
U.S. Department of Veterans Affairs,
  7.5s, 2009 ...................................          6,812             6,943,982
U.S. Department of Veterans Affairs,
  7.75s, 2014 ..................................          1,000             1,019,060
                                                                         ------------
  Total U.S. Federal Agencies
    (Identified Cost, $227,831,209) ............                         $137,247,226
                                                                         ------------
  Total Bonds (Identified Cost, $361,235,429)                            $363,076,827
                                                                         ------------
Repurchase Agreement -- 1.5%
Investments in repurchase
  agreements with Goldman Sachs,
  dated 6/30/97, due 7/01/97, total
  to be received by the fund,
  $5,702,927 (collateralized by
  various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at Cost .....................        $ 5,702          $  5,702,000
                                                                         ------------
  Total Investments
    (Identified Cost, $366,937,429) ............                         $368,778,827
Other Assets,
  Less Liabilities -- 0.1%                                                    263,575
                                                                         ------------
  Net Assets -- 100.0% .........................                         $369,042,402
                                                                         ============

           See portfolio footnotes and notes to financial statements



                                                                           7-GSS

Portfolio of Investments -- June 30, 1997
High Yield Series
Non-Convertible Bonds -- 91.7%

                                            Principal Amount
Issuer                                       (000 Omitted)          Value
U.S. Bonds -- 85.4%
Aerospace -- 2.7%
Airplane Pass-Thru Trust, 10.875s,
  2019  .................................         $  700           $    805,000
BE Aerospace, Inc., 9.875s, 2006 ........            975              1,026,187
CHC Helicopter Corp., 11.5s, 2002 .......            550                572,000
K & F Industries, Inc., 10.375s,
  2004  .................................          1,850              1,961,000
MOOG, Inc., 10s, 2006  ..................          1,700              1,768,000
                                                                   ------------
                                                                   $  6,132,187
                                                                   ------------
Building -- 1.4%
Building Materials Corp. of America,
  0s to 1999, 11.75s to 2004 ............         $1,500           $  1,361,250
Building Materials Corp. of America,
  8.625s, 2006 ..........................            200                203,000
Nortek, Inc., 9.25s, 2007 ...............            875                888,125
Nortek, Inc., 9.875s, 2004 ..............            775                794,375
UDC Homes, Inc., 12.5s, 2000  ...........              7                  3,644
                                                                   ------------
                                                                   $  3,250,394
                                                                   ------------
Chemicals -- 2.7%
Indspec Chemical Corp., 0s to
  1998, 11.5s to 2003  ..................         $  800           $    748,000
NL Industries, Inc., 11.75s, 2003  ......          2,455              2,663,675
Sterling Chemicals, Inc., 11.75s,
  2006 ..................................          1,100              1,188,000
Sterling Chemicals, Inc., 11.25s,
  2007## ................................            100                107,250
UCC Investors Holdings, Inc., 10.5s,
  2002 ..................................          1,350              1,468,125
                                                                   ------------
                                                                   $  6,175,050
                                                                   ------------
Computer Software -- Systems -- 0.5%
Anacomp, Inc., 10.875s, 2004## ..........         $  675           $    688,500
Verio, Inc., 13.5s, 2004## . ............            375                376,875
                                                                   ------------
                                                                   $  1,065,375
                                                                   ------------
Consumer Goods and Services -- 7.3%
American Safety Razor Co., 9.875s,
  2005 ..................................         $1,000           $  1,067,500
Consolidated Cigar Corp., 10.5s,
  2003 ..................................            250                263,125
Dominion Textile - USA, 9.25s,
  2006 ..................................            600                618,000
E & S Holdings Corp., 10.375s,
  2006 ..................................          1,775              1,846,000
FoodBrands America, Inc., 10.75s,
  2006 ..................................          1,300              1,524,016
Genmar Holdings, Inc., 13.5s, 2001 ......            625                606,250
Kindercare Learning Center, Inc.,
  9.5s, 2009  ...........................          1,450              1,410,125
Reeves Industries, Inc., 11s, 2002 ......            580                435,000
Remington Arms, Inc., 9.5s, 2003 ........            800                724,000
Remington Products LLC, 11s,
  2006  .................................            200                176,500
Revlon, Inc., 10.5s, 2003 ...............          1,780              1,895,700
Samsonite Corp., 11.125s, 2005 ..........          1,367              1,524,205
Sealy Corp., 10.25s, 2003 ...............          2,050              2,152,500
Westpoint Stevens, Inc., 9.375s,
  2005  .................................          2,475              2,586,375
                                                                   ------------
                                                                   $ 16,829,296
                                                                   ------------
Containers -- 4.5%
Gaylord Container Corp., 12.75s,
  2005  .................................         $2,525           $  2,764,875
Gaylord Container Corp., 9.75s,
  2007## ................................          1,000                997,500
Owens-Illinois, Inc., 9.95s, 2004  ......            800                846,000


                                            Principal Amount
Issuer                                       (000 Omitted)          Value

Containers -- continued
Owens-Illinois, Inc., 8.1s, 2007 ........         $1,450           $  1,478,695
Plastic Specialty & Technology
  Corp., 11.25s, 2003 ...................            140                149,800
Silgan Holdings, Inc., 9s, 2009## .......          2,000              2,020,000
U.S. Can Corp., 10.125s, 2006   .........          2,000              2,125,000
                                                                   ------------
                                                                   $ 10,381,870
                                                                   ------------
Corporate Asset Backed -- 0.2%
Merrill Lynch Mortgage Investors, Inc.,
  8.155s, 2023+  ........................         $  500           $    434,219
                                                                   ------------
Electronics -- 0.4%
Amphenol Corp., 9.875s, 2007 ............         $   75           $     76,875
Clark Schwebel, Inc., 10.5s, 2006 .......            800                864,000
                                                                   ------------
                                                                   $    940,875
                                                                   ------------
Entertainment -- 2.3%
AMC Entertainment, Inc., 9.5s,
  2009## ................................         $2,050           $  2,132,000
Cinemark USA, Inc., 9.625s, 2008 ........          1,400              1,442,000
HorseShoe Gaming LLC, 9.375s,
  2007## ................................            425                430,313
Plitt Theatres, Inc., 10.875s, 2004 .....          1,200              1,272,000
                                                                   ------------
                                                                   $  5,276,313
                                                                   ------------
Financial Institutions -- 0.4%
Integon Capital, Inc., 10.75s,
  2027## ................................         $  850           $  1,035,938
                                                                   ------------
Food and Beverage Products -- 2.5%
Coca-Cola Bottling Group, Inc., 9s,
  2003 ..................................         $  250           $    258,125
Delta Beverage Group, Inc., 9.75s,
  2003 ..................................            550                566,500
Keebler Corp., 10.75s, 2006 .............            700                784,000
PMI Acquisition Corp., 10.25s,
  2003 ..................................          1,250              1,306,250
Specialty Foods Corp., 10.25s,
  2001 ..................................          1,550              1,530,625
Texas Bottling Group, Inc., 9s, 2003               1,250              1,271,875
                                                                   ------------
                                                                   $  5,717,375
                                                                   ------------
Forest and Paper Products -- 3.5%
Atlantis Group, Inc., 11s, 2003 .........         $  900           $    922,500
Calmar, Inc., 11.5s, 2005 ...............          1,800              1,948,500
Florida Coast Paper Co., 12.75s,
  2003 ..................................          1,225              1,270,937
Fort Howard Corp., 9.25s, 2001  .........          1,000              1,065,000
Pacific Lumber Co., 10.5s, 2003 .........          1,400              1,442,000
Repap Wisconsin, Inc., 9.25s, 2002 ......            450                454,500
Speciality Paperboard, Inc., 9.375s,
  2006  .................................          1,000              1,016,250
                                                                   ------------
                                                                   $  8,119,887
                                                                   ------------
Industrial -- 4.1%
AGCO Corp., 8.5s, 2006 ..................         $  925           $    945,812
Exide Corp., 10s, 2005 ..................          2,100              2,173,500
Harvard Industries, Inc., 12s, 2004**                 55                 22,550
Harvard Industries, Inc., 11.125s,
  2005** ................................             95                 38,238
Hayes Wheels International, Inc.,
  11s, 2006## ...........................          1,050              1,155,000
Hayes Wheels International, Inc.,
  9.125s, 2007## ........................          1,200              1,200,000
Lear Corp., 9.5s, 2006 ..................            875                931,875
L3 Communications Corp., 10.375s,
  2007## ................................            625                664,062
Oxford Automotive, Inc., 10.125s,
  2007## ................................            525                525,000

8-HY

                                            Principal Amount
Issuer                                       (000 Omitted)         Value
Industrial -- continued
Titan Wheel International, Inc.,
  8.75s, 2007 ...........................         $  150           $   153,000
Venture Holdings Trust, 9.75s, 2004 .....            775               759,500
Williams Scotsman, Inc., 9.875s,
  2007## ................................            850               858,500
                                                                   -----------
                                                                   $ 9,427,037
                                                                   -----------
Information, Paging, and
  Technology -- 1.4%
Iron Mountain, Inc., 10.125s, 2006 ......         $1,300           $ 1,391,000
Pierce Leahy Corp., 11.125s, 2006 .......          1,450             1,580,500
Pierce Leahy Corp., 9.125s, 2007   ......            400               400,000
                                                                   -----------
                                                                   $ 3,371,500
                                                                   -----------
Media -- 7.9%
Allbritton Communications Co.,
  9.75s, 2007 ...........................         $  950           $   935,750
American Radio Systems Corp., 9s,
  2006  .................................          2,350             2,397,000
Cablevision Systems Corp., 9.25s,
  2005  .................................          1,900             1,957,000
Chancellor Radio Broadcasting
  Corp., 8.75s, 2007##    ...............            425               419,687
Charter Communications Southeast
  LP, 11.25s, 2006  .....................          1,400             1,512,000
Comcast Corp., 9.375s, 2005  ............          1,400             1,470,000
Comcast Corp., 10.625s, 2012 ............            200               236,000
Diamond Cable Communications
  Corp., 11.75s, 2005  ..................            950               657,875
Diamond Cable Communications
  Corp., 0s to 2002, 10.75s to
  2007##  ...............................          1,950             1,155,375
Falcon Holdings Group, Inc., 11s,
  2003 ..................................          1,008             1,012,904
Granite Broadcasting Corp.,
  10.375s, 2005 .........................          1,850             1,868,500
Jones Intercable, Inc., 9.625s, 2002 ....            550               576,125
Jones Intercable, Inc., 8.875s, 2007 ....          1,000             1,020,000
Lenfest Communications, Inc.,
  10.5s, 2006 ...........................          1,100             1,193,500
Marcus Cable Operating Co., 0s to
  1999, 13.5s to 2004  ..................            875               761,250
Marvel Holdings, Inc., 0s, 1998** .......          1,165               168,925
Peoples Choice TV Corp., 0s to
  2000, 13.125s to 2004 .................          2,100               777,000
                                                                   -----------
                                                                   $18,118,891
                                                                   -----------
Medical and Health Technology and
  Services -- 3.4%
Beverly Enterprises, Inc., 9s, 2006 .....         $1,900           $ 1,954,625
Genesis Health Ventures, Inc.,
  9.75s, 2005 ...........................          1,500             1,552,500
Quorum Health Group, 8.75s, 2005 ........          1,500             1,552,500
Tenet Healthcare Corp., 8s, 2005 ........          2,800             2,807,000
                                                                   -----------
                                                                   $ 7,866,625
                                                                   -----------
Metals and Minerals -- 1.8%
Haynes International, Inc., 11.625s,
  2004  .................................         $1,700           $ 1,870,000
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002   ........................          1,400             1,435,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003   ........................            750               814,688
                                                                   -----------
                                                                   $ 4,119,688
                                                                   -----------
Oil Services -- 2.7%
AmeriGas Partners LP, 10.125s,
  2007  .................................         $1,600           $ 1,702,000


                                            Principal Amount
Issuer                                       (000 Omitted)         Value

Oil Services -- continued
Clark Refining & Manufacturing,
  Inc., 0s, 2000 ........................         $  750           $   568,125
Clark USA, Inc., 10.875s, 2005  .........            750               797,812
Falcon Drilling, Inc., 8.875s, 2003 .....            950               961,875
Ferrell Gas LP, 10s, 2001 ...............          1,200             1,275,000
Giant Industries, Inc., 9.75s, 2003 .....            280               285,600
Mesa Operating Co., 10.625s, 2006 ........           600               681,000
                                                                   -----------
                                                                   $ 6,271,412
                                                                   -----------
Printing and Publishing -- 0.6%
Day International Group, Inc.,
  11.125s, 2005  ........................         $  900           $   949,500
Golden Books Publishing, Inc.,
  7.65s, 2002 ...........................            400               377,000
                                                                   -----------
                                                                   $ 1,326,500
                                                                   -----------
Restaurants and Lodging -- 4.8%
Casino America, Inc., 12.5s, 2003  ......         $1,025           $ 1,058,312
Coast Hotels & Casinos, Inc., 13s,
  2002  .................................            600               669,000
Eldorado Resorts LLC, 10.5s, 2006 .......          1,700             1,802,000
Four Seasons Hotels, Inc., 9.125s,
  2000##   ..............................          1,100             1,166,000
Grand Casinos, Inc., 10.125s, 2003 ......          1,800             1,872,000
Griffin Gaming & Entertainment,
  Inc., 0s, 2000**  .....................            300               309,000
Harrah's Jazz Co., 14.25s, 2001** ......             650               250,250
Harveys Casinos Resorts, 10.625s,
  2006  .................................            650               702,000
Prime Hospitality Corp., 9.75s,
  2007  .................................            600               627,000
Red Roof Inns, Inc., 9.625s, 2003  ......          1,700             1,759,500
Sam Houston Race Park, Inc., 11s,
  2001**   ..............................            178                76,346
Santa Fe Hotel, Inc., 11s, 2000 .........          1,045               757,625
                                                                   -----------
                                                                   $11,049,033
                                                                   -----------
Retail -- 2.1%
Finlay Fine Jewelry, 10.625s, 2003 ......         $1,750           $ 1,837,500
Jitney Jungle Stores of America, Inc.,
  12s, 2006   ...........................          1,000             1,110,000
Parisian, Inc., 9.875s, 2003 ............          1,900             1,995,000
                                                                   -----------
                                                                   $ 4,942,500
                                                                   -----------
Special Products and Services -- 7.7%
AAF-Mcquay, Inc., 8.875s, 2003  .........         $1,400           $ 1,403,500
Buckeye Cellulose Corp., 8.5s,
  2005 ..................................          1,350             1,363,500
Fairfield Manufacturing Corp.,
  11.375s, 2001 .........................          1,100             1,166,000
Howmet Corp., 10s, 2003 .................          1,000             1,080,000
IMO Industries, Inc., 11.75s, 2006 ......          1,585             1,894,075
Interlake Corp., 12s, 2001   ............            600               660,000
Interlake Corp., 12.125s, 2002  .........          1,950             2,047,500
Interlake Revolver, "B", 8.375s,
  1997## ................................            170               169,477
International Knife And Saw, Inc.,
  11.375s, 2006 .........................          1,000             1,072,500
Polymer Group, Inc., 12.25s, 2002 ......           1,084             1,192,400
Polymer Group, Inc., 9s, 2007##    ......          2,350             2,312,189
Synthetic Industries, Inc., 9.25s,
  2007##   ..............................          1,850             1,877,750
Thermadyne Industries Holdings
  Corp., 10.25s, 2002  ..................            350               367,500
Thermadyne Industries Holdings
  Corp., 10.75s, 2003  ..................            800               838,000
                                                                   -----------
                                                                   $17,444,391
                                                                   -----------

                                                                            9-HY

                                           Principal Amount
Issuer                                      (000 Omitted)         Value
Steel -- 3.3%
Alaska Steel Corp., 9.125s, 2006  ......         $1,875           $  1,912,500
Carbide/Graphite Group, Inc.,
  11.5s, 2003   ........................            250                273,125
Commonwealth Aluminum Corp.,
  10.75s, 2006  ........................          1,975              2,054,000
Jorgensen (Earle M.) Co., 10.75s,
  2000 .................................          1,025              1,025,000
Northwestern Steel & Wire Co.,
  9.5s, 2001 ...........................            300                270,000
WCI Steel, Inc., 10s, 2004  ............          2,000              2,075,000
                                                                  ------------
                                                                  $  7,609,625
                                                                  ------------
Supermarkets -- 3.8%
Brunos, Inc., 10.5s, 2005   ............         $  450           $    453,375
Carr-Gottstein Foods Co., 12s,
  2005 .................................            400                444,000
Dominick's Finer Foods Co.,
  10.875s, 2005    .....................          1,600              1,768,000
Pathmark Stores, Inc., 9.625s, 2003 ....          1,000                977,500
Ralph's Grocery Co., 10.45s, 2004 ......          1,850              1,979,500
Shoppers Food Warehouse Corp.,
  9.75s, 2004##    .....................            525                525,656
Smiths Food & Drug Centers,
  11.25s, 2007  ........................          1,275              1,491,750
Star Market, Inc., 13s, 2004   .........            950              1,078,250
                                                                  ------------
                                                                  $  8,718,031
                                                                  ------------
Telecommunications -- 13.3%
Brooks Fiber Properties, Inc., 0s to
  2001, 10.875s to 2006  ...............         $1,200           $    816,000
Brooks Fiber Properties, Inc.,
  11.875s, 2006    .....................          1,250                812,500
Brooks Fiber Properties, Inc.,
  10s, 2007##   ........................            600                606,000
Comcast Cellular Holdings, Inc.,
  9.5s, 2007##  ........................          1,200              1,206,000
Echostar Communications Corp.,
  0s to 1999, 12.875s to 2004  .........            700                592,375
Echostar DBS Corp., 12.5s, 2002## ......            350                346,938
Echostar Satellite Broadcasting
  Corp., 0s to 2000, 13.125s to 2004              2,325              1,674,000
Esat Holdings Ltd., 12.5s, 2007## ......            550                332,750
GlobalStar Co., 11.375s, 2004##   ......          1,300              1,303,250
Hollinger International Publishing,
  Inc., 9.25s, 2007   ..................          2,300              2,346,000
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006    .....................          2,700              1,809,000
Intercel, Inc., 11.125s, 2007##   ......            200                201,000
Intermedia Capital Partners IV, LP,
  11.25s, 2006  ........................          1,375              1,505,625
ITC Deltacom, Inc., 11s, 2007##   ......            500                510,000
McCaw International Ltd., 0s to
  2002, 13s to 2007   ..................            850                412,250
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.5s to 2006    ...............          1,460              1,065,800
Mobile Telecommunication
  Technologies Corp., 13.5s, 2002                   550                588,500
Mobilemedia Communications, Inc.,
  0s to 1998, 10.5s to 2003**  .........            275                 35,750
NEXTEL Communications, Inc.,
  0s to 1999, 9.75s to 2004    .........          1,585              1,212,525
Orion Network Systems, Inc.,
  11.25s, 2007  ........................          1,000              1,025,000

                                           Principal Amount
Issuer                                      (000 Omitted)         Value

Telecommunications -- continued
Orion Network Systems, Inc.,
  12.5s, 2007   ........................         $  700           $    399,000
Outdoor Systems, Inc., 8.875s,
  2007##  ..............................          1,500              1,458,750
Paging Network, Inc., 8.875s, 2006 .....          1,400              1,274,000
Qwest Communications
  International, Inc., 10.875s,
  2007##  ..............................            950              1,030,750
Sprint Spectrum LP, 12.5s, 2006 ........          2,650              1,934,500
Sprint Spectrum LP, 11s, 2006  .........            950              1,052,125
Sygnet Wireless, Inc., 11.5s, 2006 .....          1,250              1,275,000
Teleport Communications Group,
  Inc., 11.25s, 2007  ..................          2,775              2,001,469
Telesystem International Wireless,
  Inc., 13.25s, 2007## .................            925                490,250
Western Wireless Corp., "A", 10.5s,
  2007 .................................          1,350              1,395,562
                                                                  ------------
                                                                  $ 30,712,669
                                                                  ------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s,
  2004 .................................         $  300           $    333,750
                                                                  ------------
  Total U.S. Bonds .....................                          $196,670,231
                                                                  ------------
Foreign Bonds -- 6.3%
Canada -- 1.6%
Gulf Canada Resources Ltd.,
  9.25s, 2004 ..........................         $  950           $    995,125
Rogers Cantel, Inc., 9.375s, 2008  .....            600                633,000
Rogers Cablesystems Ltd., 9.625s,
  2002 .................................            250                263,750
Rogers Cablesystems, Inc.,
  10.125s, 2012 ........................          1,750              1,855,000
                                                                  ------------
                                                                  $  3,746,875
                                                                  ------------
Indonesia -- 0.8%
APP Finance II Mauritius Ltd., 12s,
  2049## ...............................         $  575           $    589,375
Indah Kiat Finance Mauritius Ltd.,
  10s, 2007## ..........................          1,150              1,142,491
                                                                  ------------
                                                                  $  1,731,866
                                                                  ------------
Panama -- 0.4%
CSN Iron SA, 9.125s, 2007## ............         $1,000           $    972,500
                                                                  ------------
Poland -- 0.1%
PTC International Finance BV, 0s to
  2002,10.75s to 2007##  ...............         $  525           $    318,938
                                                                  ------------
United Kingdom -- 3.4%
Bell Cablemedia PLS, 0s to 2000,
  11.875s to 2005  .....................         $1,000           $    835,000
Central Transport Rental Finance
  Corp., 9.5s, 2003 ....................            700                679,281
Colt Telecom Group PLC, 0s to
  2001, 12s to 2006 ....................          3,150              2,023,875
Newsquest Capital PLC, 11s, 2006 .......          1,375              1,498,750
Telewest PLC, 9.625s, 2006 .............          1,475              1,519,250
Videotron Holdings PLC, 11s, 2005 ......          1,500              1,252,500
                                                                  ------------
                                                                  $  7,808,656
                                                                  ------------
  Total Foreign Bonds ..................                          $ 14,578,835
                                                                  ------------
  Total Non-Convertible Bonds
    (Identified Cost, $204,871,484) ....                          $211,249,066
                                                                  ============


10-HY

Stocks -- 0.3%

Issuer                                         Shares            Value
U.S. Stocks -- 0.2%
Apparel and Textiles -- 0.2%
Ithaca Industries, Inc.* ...............    60,000               $    480,000
                                                                 ------------
Building
Atlantic Gulf Communities Corp.+* ......        30               $        191
                                                                 ------------
Consumer Goods and Services
Ranger Industries, Inc.* ...............     8,952               $      6,159
                                                                 ------------
Restaurants and Lodging
Sam Houston Race Park, Inc. ............        45               $        180
                                                                 ------------
  Total U.S. Stocks .........................................    $    486,530
                                                                 ------------
Foreign Stocks -- 0.1%
United Kingdom -- 0.1%
Central Transport Rental Group
  PLC, ADR, (Transportation)*  .........   343,750               $    118,164
                                                                 ------------
  Total Stocks (Identified Cost, $1,396,684)  ...............    $    604,694
                                                                 ------------
Preferred Stock -- 3.4%
Consumer Goods and Services -- 0.2%
Renaissance Cosmetics, Inc.,
  14s+*   ..............................       582               $    512,160
                                                                 ------------
Entertainment -- 1.2%
Time-Warner, Inc., "K", 10.25s #,## ....     2,470               $  2,744,170
                                                                 ------------
Media -- 1.1%
Cablevision Systems Corp.,
  11.125s##  ...........................    14,256               $  1,432,728
Chancellor Radio Broadcasting
  Corp., 12s ##*   .....................    10,000                  1,140,000
                                                                 ------------
                                                                 $  2,572,728
                                                                 ------------
Special Products and Services -- 0.9%
K-III Communications Corp.,
  "B", 11s   ...........................    15,715               $  1,697,216
K-III Communications Corp.,
  "B", 10s#* ...........................     4,000                    408,000
                                                                 ------------
                                                                 $  2,105,216
                                                                 ------------
  Total Preferred Stock
    (Identified Cost, $6,727,218) ...........................    $  7,934,274
                                                                 ------------
Warrants
Crystal Oil Co.*   .....................    36,780               $          0
Crystal Oil Co.*   .....................    36,779                          0
Esat Holdings Ltd.*   ..................       550                     11,000
ICO, Inc.,*  ...........................    25,000                     16,250
Renaissance Cosmetics, Inc.*   .........       525                     52,500
                                                                 ------------
  Total Warrants (Identified Cost, $64,249)   ...............    $     79,750
                                                                 ------------


Short-Term Obligations -- 3.4%

                                     Principal Amount
                                     (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/01/97  ............         $2,730                $  2,730,000
Federal National Mortgage Assn.,
  due 7/1/97 - 7/11/97   .........          3,890                   3,886,362
General Electric Co., due 7/01/97           1,115                   1,115,000
                                                                 ------------
  Total Short-Term Obligations,
    at Amortized Cost  ..............................            $  7,731,362
                                                                 ------------
  Total Investments
    (Identified Cost, $220,790,997)..................            $227,599,146
Other Assets,
 Less Liabilities -- 1.2%                                           2,750,164
                                                                -------------
  Net Assets -- 100.0% ..............................            $230,349,310
                                                                =============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
Money Market Series
U.S. Government and Agency
Obligations -- 60.5%

                                         Principal Amount
Issuer                                   (000 Omitted)              Value
Federal Farm Credit Bank, due
  8/06/97 - 11/03/97   ...............        $44,515           $ 44,062,726
Federal Home Loan Bank, due
  7/17/97 - 10/03/97   ...............         51,520             51,206,889
Federal Home Loan Mortgage
  Corp., due 7/14/97 - 9/19/97  ......         48,200             47,874,206
Federal National Mortgage Assn.,
  due 7/01/97 - 10/20/97  ............         82,080             81,714,489
Student Loan Marketing Assn.,
  due 9/30/97 ........................          9,000              8,876,594
Tennessee Valley Authority, due
  8/22/97 - 9/11/97 ..................         20,000             19,812,767
                                                                ------------
  Total U.S. Government and Agency Obligations,
    at Amortized Cost  ....................................     $253,547,671
                                                                ------------
Commercial Paper -- 32.5%
Abbott Labs, due 7/02/97  ............        $ 8,000           $  7,998,778
Associates Corp. of North America,
  due 7/07/97 ........................         10,000              9,990,783
AT&T Corp., due 7/31/97   ............          5,000              4,976,917
Bank of America, FSB, due 7/21/97 ....         10,000              9,969,000
BankAmerica Corp., due 8/11/97  ......          5,000              4,968,567
Carolina Power & Light Co., due
  7/08/97  ...........................          5,000              4,994,653
Coca-Cola Co., due 9/15/97   .........          7,000              6,918,574
Dow Chemical Co., due 7/10/97   ......          9,000              8,987,670
Ford Motor Credit Corp., due
  9/18/97  ...........................          5,000              4,939,214
General Electric Capital Corp.,
  due 7/16/97 ........................          5,000              4,988,479
Goldman Sachs Group LP,
  due 8/14/97 ........................          5,200              5,164,600
Heinz (H.J.) Co., due 7/01/97   ......          7,000              7,000,000
Hershey Foods Corp., due 7/28/97 .....          6,500              6,473,187
Minnesota Mining & Manufacturing
  Co., due 7/22/97  ..................          5,300              5,282,872
Nationsbank Corp., due 7/09/97  ......          7,000              6,991,273
Pacific Gas & Electric Co., due
  8/20/97 - 8/29/97 ..................         11,000             10,907,219
Pfizer, Inc., due 8/13/97 ............          7,000              6,953,847
Procter & Gamble Co., due
  8/15/97 - 8/28/97 ..................         12,000             11,903,823
Warner Lambert Co., due 9/04/97 ......          7,000              6,930,486
                                                              --------------
  Total Commercial Paper,
    at Amortized Cost  ....................................     $136,339,942
                                                              --------------
  Total Investments, at Amortized Cost   ..................     $389,887,613
Other Assets,
  Less Liabilities -- 7.0%                                      $ 29,467,054
                                                                ------------
  Net Assets -- 100.0%    .................................     $419,354,667
                                                                ============

           See portfolio footnotes and notes to financial statements

                                                                          11-MMS

Portfolio of Investments -- June 30, 1997
World Asset Allocation Series
Stocks -- 55.1%

Issuer                                       Shares       Value
U.S. Stocks -- 8.4%
Aerospace -- 0.2%
AlliedSignal, Inc.   .....................      2,000     $  168,000
                                                          ----------
Banks and Credit Companies
CCB Financial Corp.  .....................        100     $    7,313
Wells Fargo & Co. ........................        100         26,950
                                                          ----------
                                                          $   34,263
                                                          ----------
Broadcasting -- 0.2%
LIN Television Corp.*   ..................      5,300     $  233,863
                                                          ----------
Business Services -- 0.9%
ADT Ltd.*   ..............................     22,500     $  742,500
Computer Sciences Corp.    ...............        900         64,912
CUC International, Inc.    ...............      2,700         69,694
Ikon Office Solutions, Inc.   ............      2,400         59,850
                                                          ----------
                                                          $  936,956
                                                          ----------
Cellular Telephones -- 0.1%
Telephone & Data Systems, Inc.   .........      2,600     $   98,638
                                                          ----------
Chemicals -- 0.2%
Air Products & Chemicals, Inc.   .........        700     $   56,875
du Pont (E. I.) de Nemours & Co., Inc.          2,800        176,050
Hercules, Inc.    ........................        800         38,300
                                                          ----------
                                                          $  271,225
                                                          ----------
Computer Software -- Personal
  Computers -- 0.2%
First Data Corp.  ........................      2,900     $  127,419
Microsoft Corp.*  ........................      1,100        139,012
                                                          ----------
                                                          $  266,431
                                                          ----------
Computer Software -- Systems -- 0.6%
BMC Software, Inc.*  .....................      1,400     $   77,525
Computer Associates International, Inc.         2,500        139,219
Oracle Systems Corp.*   ..................      7,100        357,662
Sybase, Inc.*  ...........................      6,100         90,738
                                                          ----------
                                                          $  665,144
                                                          ----------
Construction Services
Champion International Corp.  ............        600     $   33,150
                                                          ----------
Consumer Goods and Services -- 0.8%
800-JR. Cigar, Inc.  .....................        100     $    2,075
Colgate-Palmolive Co.   ..................      2,600        169,650
Philip Morris Cos., Inc.   ...............      6,900        306,187
Tyco International Ltd.    ...............      5,600        389,550
UST, Inc.   ..............................      1,700         47,175
                                                          ----------
                                                          $  914,637
                                                          ----------
Containers -- 0.1%
Corning, Inc.  ...........................      1,000     $   55,625
Stone Container Corp.   ..................      6,800         97,325
                                                          ----------
                                                          $  152,950
                                                          ----------
Electrical Equipment -- 0.1%
Kulicke & Soffa Industries, Inc.*   ......      2,200     $   71,431
                                                          ----------
Electronics -- 0.2%
Analog Devices, Inc.*   ..................      2,100     $   55,781
Atmel Corp.*   ...........................      1,800         50,400
Intel Corp.    ...........................        600         85,088
                                                          ----------
                                                          $  191,269
                                                          ----------
Entertainment -- 0.3%
Clear Channel Communications, Inc.*.            3,400     $  209,100
Harrah's Entertainment, Inc.* ............      6,000        109,500
                                                          ----------
                                                          $  318,600
                                                          ----------
Financial Institutions -- 0.3%
American Express Co., Inc.    ............      1,300     $   96,850
Federal Home Loan Mortgage Corp.                2,300         79,062
Union Planters Corp.    ..................      2,600        134,875
                                                          ----------
                                                          $  310,787
                                                          ----------

Issuer                                         Shares       Value

Food and Beverage Products
Archer-Daniels-Midland Co.    ............      1,400     $   32,900
                                                          ----------
Insurance -- 0.7%
Aetna Inc.  ..............................        200     $   20,475
Chubb Corp. ..............................      3,100        207,312
Cigna Corp.  .............................        800        142,000
Conseco, Inc.. ...........................      1,600         59,200
Hartford Financial Services
  Group, Inc. ............................      2,100        173,775
Lincoln National Corp. ...................      1,300         83,688
PennCorp Financial Group, Inc.  ..........      2,900        111,650
                                                          ----------
                                                          $  798,100
                                                          ----------
Machinery -- 0.1%
Stewart & Stevenson Services, Inc. .......      2,900     $   75,400
                                                          ----------
Medical and Health Products -- 0.7%
American Home Products Corp.  ............      1,300     $   99,450
Boston Scientific Corp.*   ...............      1,300         79,869
Bristol-Myers Squibb Co.   ...............      4,700        380,700
McKesson Corp.    ........................        800         62,000
Pfizer, Inc.   ...........................        900        107,550
Schering-Plough Corp.   ..................      1,100         52,662
                                                          ----------
                                                          $  782,231
                                                          ----------
Medical and Health Technology
  and Services -- 0.4%
AmeriSource Health Corp."A"*  ............      1,600     $   79,800
Medtronic, Inc.   ........................        700         56,700
St. Jude Medical, Inc.* ..................      5,100        198,900
United Healthcare Corp.    ...............      2,500        130,000
                                                          ----------
                                                          $  465,400
                                                          ----------
Oils -- 0.3%
Mobil Corp.    ...........................      2,600     $  181,675
Texaco, Inc.   ...........................      1,700        184,875
                                                          ----------
                                                          $  366,550
                                                          ----------
Railroads -- 0.1%
Burlington Northern Santa Fe
  Railway Co.  ...........................        900     $   80,888
Wisconsin Central Transportation Corp.*...      2,300         85,675
                                                          ----------
                                                          $  166,563
                                                          ----------
Restaurants and Lodging -- 0.3%
Hilton Hotels Corp.  .....................      5,800     $  154,062
Host Marriott Corp.* .....................      2,800         49,875
Promus Hotel Corp.*  .....................      3,500        135,625
                                                          ----------
                                                          $  339,562
                                                          ----------
Solid Waste -- 0.1%
Waste Management, Inc.  ..................      4,800     $  154,200
                                                          ----------
Stores -- 0.8%
CVS Corp.   ..............................      6,300     $  322,875
Rite Aid Corp.    ........................     10,700        533,662
                                                          ----------
                                                          $  856,537
                                                          ----------
Supermarkets
Safeway, Inc.* ...........................        732     $   33,764
                                                          ----------
Telecommunications -- 0.3%
3Com Corp.* ..............................        700     $   31,500
Ascend Communications, Inc.*  ............        900         35,437
Bay Networks, Inc.*  .....................      1,800         47,812
Cisco Systems, Inc.* .....................      1,000         67,125
Lucent Technologies, Inc.  ...............      1,200         86,475
WorldCom, Inc.*   ........................      2,800         89,600
                                                          ----------
                                                          $  357,949
                                                          ----------
Utilities -- Electric -- 0.1%
CMS Energy Corp.  ........................      2,200     $   77,550
                                                          ----------

12-WAA

Issuer                                       Shares         Value
Utilities -- Telephone -- 0.3%
Cellular Communications International           800     $     26,800
MCI Communications Corp.   ............       5,800          222,031
Sprint Corp.   ........................       2,100          110,513
                                                        ------------
                                                        $    359,344
                                                        ------------
  Total U.S. Stocks   ..............................    $  9,533,394
                                                        ------------
Foreign Stocks -- 46.7%
Australia -- 1.7%
Q.B.E. Insurance Group Ltd.
  (Insurance)  ........................     191,817     $  1,159,035
Seven Network Ltd. (Entertainment) ....     153,000          665,169
                                                        ------------
                                                        $  1,824,204
                                                        ------------
Canada -- 1.5%
Canadian National Railway Co.
  (Railroads)  ........................      36,800     $  1,610,000
                                                        ------------
Chile -- 0.8%
Chilectra SA, ADR
  (Utilities - Electric)   ............      31,000     $    926,125
                                                        ------------
Finland -- 1.0%
Huhtamaki Oy Group (Food Company)            11,200     $    482,452
TT Tieto Oy (Computer
  Software - Systems)   ...............       7,600          659,150
                                                        ------------
                                                        $  1,141,602
                                                        ------------
France -- 2.0%
Televison Francaise (Broadcasting) ....       7,300     $    652,341
TOTAL SA, "B" (Oils)    ...............       5,650          571,251
Union des Assurances Federales
  SA (Insurance)  .....................       8,300          976,221
                                                        ------------
                                                        $  2,199,813
                                                        ------------
Germany -- 1.7%
adidas AG (Apparel and Textiles) ......       7,500     $    829,989
Henkel Kgaa, Preferred (Consumer
  Goods and Services)   ...............       9,100          516,571
Volkswagen AG (Automotive) ............         600          459,977
                                                        ------------
                                                        $  1,806,537
                                                        ------------
Greece -- 0.4%
Ote Greek Telecom
  (Telecommunications)  ...............      18,000     $    422,751
                                                        ------------
Hong Kong -- 3.3%
Asia Satellite Telecommunications
  Holdings (Telecommunications)  ......      17,000     $    512,125
Asia Satellite Telecommunications
  Holdings (Telecommunications)  ......      51,000          156,351
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric)   ............      94,000          378,572
Hongkong & Shanghai Hotel
  (Restaurants and Lodgings)  .........     190,000          302,891
Li & Fung Ltd. (Wholesale) ............     324,000          363,857
Liu Chong Hing Bank (Banks and
  Credit Cos.) ........................     272,000          716,252
Peregrine Investment Holdings
  (Brokerage)  ........................     169,000          347,948
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................     130,000          785,336
                                                        ------------
                                                        $  3,563,332
                                                        ------------
Indonesia -- 0.7%
PT Indonsat, ADR (Telecommunications)        10,500     $    314,344
PT Indosat (Telecommunications)  ......      56,000          167,585
Semen Gresik (Building Materials)   ...     133,000          298,170
                                                        ------------
                                                        $    780,099
                                                        ------------


Issuer                                     Shares           Value

Ireland -- 0.1%
Elan Corp., PLC, ADR (Health
  Products)*   ........................       1,700     $     76,925
                                                        ------------
Italy -- 0.9%
Instituto Nazionale delle
  Assicurazioni (Insurance)   .........     127,000     $    193,694
Telecom Italia Mobile S.p.A.
  (Telecommunications)  ...............      39,000          126,310
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) .........     354,000          633,706
                                                        ------------
                                                        $    953,710
                                                        ------------
Japan -- 9.6%
Bridgestone Corp. (Tire and Rubber)          30,000     $    696,882
Canon, Inc. (Office Equipment)   ......      45,000        1,226,094
DDI Corp. (Telecommunications)   ......         181        1,337,228
Eisai Co., Ltd. (Pharmaceuticals)   ...      26,000          492,708
Fuji Photo Film Co. (Photographic
  Products) ...........................      16,000          644,136
Kinki Coca-Cola Bottling Co.
  (Beverages)  ........................      15,000          205,659
Kirin Beverage Corp. (Beverages) ......      34,000          593,835
Nitto Denko Corp.
  (Industrial Goods and Services)   ...      40,000          778,971
Osaka Sanso Kogyo Ltd. (Chemicals) .         85,000          250,153
Rohm Co. (Electronics)  ...............       6,000          618,287
Sony Corp. (Electronics)   ............      13,000        1,134,137
Takeda Chemical Industries
  (Pharmaceuticals)  ..................      33,000          927,954
TDK Corp. (Electronics) ...............      12,000          881,320
Ushio, Inc. (Electronics)  ............      56,000          694,437
                                                        ------------
                                                        $ 10,481,801
                                                        ------------
Malaysia -- 0.8%
New Straits Times Press Berhad
  (Printing and Publishing)   .........      34,500     $    202,338
UMW Holdings Berhad (Automobiles)           141,000          664,910
                                                        ------------
                                                        $    867,248
                                                        ------------
Netherlands -- 2.6%
Ahrend Groep N.V. (Furniture and
  Home Appliances)*  ..................      10,532     $    711,078
Akzo Nobel (Chemicals)  ...............       6,700          918,369
IHC Caland N.V.
  (Machinery/Industrial)   ............       5,993          327,668
Royal Dutch Petroleum (Oils)* .........      17,600          923,720
                                                        ------------
                                                        $  2,880,835
                                                        ------------
Peru -- 0.4%
Telefonica del Peru SA, ADR
  (Telecommunications)  ...............      17,000     $    445,187
                                                        ------------
Philippines -- 0.1%
Alsons Cement Corp.
  (Building Materials)##   ............     943,000     $    141,361
                                                        ------------
Portugal -- 1.3%
Banco Espirito Santo e Comercial
  de Lisboa SA
  (Banks and Credit Cos.)  ............      20,000     $    453,553
Banco Totta E Acores
  (Banks and Credit Cos.)##   .........      36,000          601,910
Telecel - Comunicacaoes Pessoais
  SA (Telecommunications)  ............       4,700          390,108
                                                        ------------
                                                        $  1,445,571
                                                        ------------

                                                                          13-WAA

Issuer                                        Shares            Value
Singapore -- 0.9%
Hong Leong Finance Ltd. (Finance), +           60,000     $    170,445
Mandarin Oriental International, Ltd.
  (Restaurants and Lodgings)*   .........     313,690          407,797
Singapore Finance (Finance)  ............     252,000          361,461
                                                          ------------
                                                          $    939,703
                                                          ------------
South Korea -- 0.5%
Korea Electric Power Corp.
  (Utilities - Electric)  ...............       8,200     $    245,260
Korea Mobile Telecommunications
  (Telecommunications) ..................         438          325,326
                                                          ------------
                                                          $    570,586
                                                          ------------
Spain -- 1.3%
Acerinox SA (Iron and Steel) ............       3,500     $    655,997
Repsol SA (Oils)    .....................      17,500          740,106
                                                          ------------
                                                          $  1,396,103
                                                          ------------
Sweden -- 1.9%
Astra AB (Pharmaceuticals)   ............      63,533     $  1,123,494
Sparbanken Sverige AB,
  (Banks and Credit Cos.) ...............      44,000          980,438
                                                          ------------
                                                          $  2,103,932
                                                          ------------
Switzerland -- 1.4%
Ciba Specialty Chemicals Holdings,
  Inc. (Chemicals)* .....................       6,059     $    560,327
Novartis AG (Pharmaceuticals)   .........         620          991,286
                                                          ------------
                                                          $  1,551,613
                                                          ------------
United Kingdom -- 11.3%
ASDA Group PLC (Supermarkets)   .........     632,000     $  1,303,730
British Aerospace PLC (Aerospace
  and Defense)*  ........................      64,000        1,422,977
British Petroleum PLC (Oils)*   .........      73,016          907,377
British Petroleum PLC, ADR (Oils)  ......       1,764          132,079
Capital Radio PLC (Broadcasting)   ......      19,800          177,213
Carlton Communications PLC
  (Broadcasting) ........................      80,000          676,752
Corporate Services Group
  (Business Services)  ..................      54,400          169,235
Danka Business Systems, ADR
  (Business Services)  ..................         100            4,087
Grand Metropolitan PLC (Food and
  Beverage Products),* ..................     133,000        1,278,876
Jarvis Hotels PLC (Restaurants and
  Lodging)+   ...........................     163,000          376,922
Kwik-Fit Holdings PLC (Retail)  .........     113,000          505,685
Lloyds TSB Group PLC (Banks and
  Credit Cos.)*  ........................      87,051          893,527
PowerGen PLC (Utilities - Electric)*     .    240,544        2,857,207
Storehouse PLC (Retail)*  ...............     228,442          715,418
Tomkins PLC (Diversified
  Operations)*   ........................     211,000          912,651
                                                          ------------
                                                          $ 12,333,736
                                                          ------------
Venezuela -- 0.5%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications)*   ...............      13,000     $    560,625
                                                          ------------
  Total Foreign Stocks  ..............................    $ 51,023,399
                                                          ------------
  Total Stocks (Identified Cost, $52,465,152).........    $ 60,556,793
                                                          ------------

Preferred Stock -- 0.3%

Issuer                                      Shares        Value

Entertainment -- 0.3%
Time-Warner, Inc., "K", 10.25s, # ##
  (Identified Cost, $273,698)............         269     $    298,859
                                                          ------------
Bonds -- 8.9%


                                         Principal Amount
Issuer                                   (000 Omitted)         Value
U.S. Bonds -- 5.9%
Aerospace -- 0.2%
BE Aerospace, Inc., 9.875s, 2006   ...        $   250          $    263,125
                                                               ------------
Building -- 0.7%
American Standard, Inc., 1s, 2005   .         $   250          $    245,625
Building Materials Corp. of America,
  1s, 2004    ........................            300               272,250
Nortek, Inc., 9.875s, 2004   .........            200               205,000
Nortek, Inc., 9.25s, 2007 ............             60                60,900
                                                               ------------
                                                               $    783,775
                                                               ------------
Chemicals -- 0.3%
NL Industries, Inc., 11.75s, 2003  ...        $   250          $    271,250
                                                               ------------
Consumer Goods and Services -- 1.6%
E & S Holdings Corp., 10.375s,
  2006  ..............................        $   200          $    208,000
FoodBrands America, Inc., 10.75s,
  2006  ..............................            400               468,928
Panamsat LP/Capital Corp., 1s,
  2003  ..............................            250               243,535
Revlon, Inc., 10.5s, 2003 ............            200               213,000
Sealy Corp., 10.25s, 2003 ............            350               367,500
Westpoint Stevens, Inc., 9.375s,
  2005  ..............................            250               261,250
                                                               ------------
                                                               $  1,762,213
                                                               ------------
Entertainment -- 0.3%
AMC Entertainment, Inc., 9.5s,
  2009##   ...........................        $    50          $     52,000
Cinemark USA, Inc., 9.625s, 2008   ...            250               257,500
                                                               ------------
                                                               $    309,500
                                                               ------------
Industrial -- 0.2%
AGCO Corp., 8.5s, 2006    ............        $   250          $    255,625
                                                               ------------
Medical and Health Technology and
  Services -- 0.2%
Tenet Healthcare Corp., 10.125s,
  2005  ..............................        $   140          $    152,950
Tenet Healthcare Corp., 8.625s,
  2007  ..............................             60                61,200
                                                               ------------
                                                               $    214,150
                                                               ------------
Metals and Minerals -- 0.5%
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002   .....................        $   500          $    512,500
                                                               ------------
Oil Services -- 0.1%
Falcon Drilling, Inc., 8.875s, 2003           $   150          $    151,875
                                                               ------------
Retail -- 0.3%
Jitney Jungle Stores of America,
  Inc., 12s, 2006   ..................        $   250          $    277,500
                                                               ------------
Special Products and Services -- 0.8%
Howmet Corp., 10s, 2003   ............        $   250          $    270,000
IMO Industries, Inc., 11.75s, 2006 ...            250               298,750
Thermadyne Industries Holdings
  Corp., 10.75s, 2003  ...............            300               314,250
                                                               ------------
                                                               $    883,000
                                                               ------------
Steel -- 0.5%
Alaska Steel Corp., 9.125s, 2006   ...        $   250          $    255,000
WCI Steel, Inc., 10s, 2004   .........            250               259,375
                                                               ------------
                                                               $    514,375
                                                               ------------

14-WAA

                                         Principal Amount
Issuer                                   (000 Omitted)         Value
Supermarkets -- 0.2%
Ralph's Grocery Co., 10.45s, 2004 ....        $   200          $    214,000
                                                               ------------
  Total U.S. Bonds  .......................................    $  6,412,888
                                                               ------------
Foreign Bonds -- 3.0%
Canada -- 0.5%
Gulf Canada Resources Ltd., 9.25s,
  2004  ..............................        $   250          $    261,875
Rogers Cantel, Inc., 9.375s, 2008  ...            250               263,750
                                                               ------------
                                                               $    525,625
                                                               ------------
Dutch Antilles -- 0.4%
Voto Votorantim Overseas, 8.5s,
  2005##   ...........................        $   500          $    497,500
                                                               ------------
Greece -- 0.2%
Hellenic Republic, 11.1s, 2003  ......     GRD 30,000          $    112,515
Hellenic Republic, 12.6s, 2003  ......         32,000               120,133
Hellenic Republic, 13.4s, 2003  ......         10,000                37,541
                                                               ------------
                                                               $    270,189
                                                               ------------
Indonesia -- 1.7%
APP International Finance Co.,
  10.25s, 2000   .....................        $   500          $    517,500
APP International Finance Co.,
  11.75s, 2005   .....................            500               551,250
Indah Kiat InH Finance Co., BV,
  11.875s, 2002##   ..................            250               275,625
PT Indah Kiat Pulp & Paper, 8.875s,
  2000  ..............................            500               499,915
                                                               ------------
                                                               $  1,844,290
                                                               ------------
Mexico -- 0.2%
United Mexican States, 7.875s,
  2001##   ...........................        $   250          $    250,375
                                                               ------------
Panama
Republic of Panama, 4s, 2016    ......        $    21          $     18,368
                                                               ------------
  Total Foreign Bonds  ....................................    $  3,406,347
                                                               ------------
  Total Bonds (Identified Cost, $9,636,473) ...............    $  9,819,235
                                                               ------------
Convertible Bonds -- 0.2%
Automotive -- 0.2%
Exide Corp., 2.9s, 2005##
  (Identified Cost, $242,000).........        $   400          $    249,000
                                                               ------------
Rights
                                               Shares
Ote Greek Telecom
  (Identified Cost, $0)*  ............     GRD 13,200          $          0
                                                               ------------
Warrants
Finance
Peregrine Investment Holdings
  (Identified Cost, $1,215)* .........          9,800          $      4,301
                                                               ------------

Short-Term Obligations -- 34.6%

                                           Principal Amount
Issuer                                       (000 Omitted)         Value
Federal Home Loan Mortgage
  Corp., due 7/07/97   ..................       5,585           $  5,579,955
Federal Home Loan Mortgage
  Corp., due 7/09/97 - 7/18/97  .........      13,975             13,949,962
Federal National Mortgage Assn.,
  due 7/01/97 - 7/18/97   ...............      14,580             14,555,852
General Electric Co., due 7/01/97  ......       3,700              3,700,000
                                                                ------------
  Total Short-Term Obligations,
    at Amortized Cost  ..............................           $ 37,785,769
                                                                ------------
Call Options Purchased

                                       Principal Amount
                                        of Contracts
Issuer/Expiration Month/Price           (000 Omitted)
Swiss Francs/August/1.35   .........    CHF     15,042    $      6,137
Canadian Dollar/August/1.35   ......    CAD      8,912           9,046
Norwegian Krona/October/4.05  ......    NOK     32,464          10,291
                                                          ------------
  Total Call Options Purchased
    (Premiums Paid, $284,846) ........................    $     25,474
                                                          ------------
  Total Investments (Identified Cost, $100,689,153)       $108,739,431
                                                          ------------

                                   Principal Amount
                                  (000 Omitted)
Call Options Written
Swiss Francs/Deutsche Marks
 March/.847 (Premiums Received,
  $109,845).....................      CHF    15,752      $   (309,963)
                                                         -------------
Put Options Written
Japanese Yen
August/128.5  ..................      JPY   611,583      $         (9)
Norwegian Krona/Deutsche Marks
October/4.25  ..................      NOK    34,067           (39,281)
                                                         -------------
  Total Put Options Written
    (Premiums Received, $79,723) ..................      $    (39,290)
                                                         -------------
Other Assets,
 Less Liabilities -- 0.9%                                      930,037
                                                         -------------
  Net Assets -- 100.0%  ...........................       $109,320,215
                                                         =============

           See portfolio footnotes and notes to financial statements

                                                                          15-WAA

Portfolio of Investments -- June 30, 1997
World Governments Series
Bonds -- 80.1%

                                              Principal Amount
Issuer                                         (000 Omitted)         Value
U.S. Bonds -- 36.8%
U.S. Federal Agencies -- 22.1%
Federal Home Loan Mortgage
  Corp., 7.5s, 2011   .....................        $    27,059    $ 27,464,938
                                                                  -------------
U.S. Treasury Obligations -- 14.7%
U.S. Treasury Notes, 6.625s, 2002 .........        $    18,200    $ 18,367,804
                                                                  -------------
  Total U.S. Bonds .............................................  $ 45,832,742
                                                                   -------------
Foreign Bonds -- 43.3%
Australia -- 6.9%
Commonwealth of Australia, 10s,
  2002 ....................................  AUD         4,110    $  3,582,343
New South Wales Treasury Corp.,
  8s, 2001   ..............................              6,185       4,956,495
                                                                  -------------
                                                                  $  8,538,838
                                                                  -------------
Denmark -- 3.9%
Kingdom of Denmark, 6s, 1999   ............  DKK        12,116    $  1,901,122
Kingdom of Denmark, 8s, 2001   ............              6,778       1,144,914
Nykredit, 8s, 2026 ........................             11,856       1,863,361
                                                                  -------------
                                                                  $  4,909,397
                                                                  -------------
Greece -- 3.6%
Hellenic Republic, 12.6s, 2003 ............  GRD     1,195,000    $  4,486,200
                                                                  -------------
Italy -- 7.3%
Republic of Italy, 9.5s, 1999 - 2006 ......  ITL    14,075,000    $  9,028,275
                                                                   -----------
Japan -- 7.0%
International Bank of Reconstruction
  and Development, 4.5s, 2003  ............  JPY       872,000    $  8,646,896
                                                                   -----------
New Zealand -- 4.9%
Government of New Zealand, 8s,
  2001 ....................................  NZD         8,620    $  6,100,545
                                                                  ------------
Spain -- 7.9%
Government of Spain, 6.75s, 2000  .........  ESP       271,590    $  1,919,069
Government of Spain, 8.4s, 2001   .........            256,770       1,925,383
Government of Spain, 10.5s, 2003  .........            239,810       2,017,816
Government of Spain, 7.35s, 2007  .........            554,220       4,021,866
                                                                   -----------
                                                                  $  9,884,134
                                                                   -----------
Sweden -- 1.8%
Kingdom of Sweden, 11s, 1999   ............  SEK        16,000    $  2,262,677
                                                                   -----------
  Total Foreign Bonds    .......................................  $ 53,856,962
                                                                   -----------
  Total Bonds (Identified Cost, $100,228,045) ..................  $ 99,689,704
                                                                   -----------
Short-Term Obligations -- 14.9%
Federal Home Loan Bank, due
  7/07/97    ..............................        $     4,000    $  3,996,400
Federal National Mortgage Assn.,
  due 7/01/97 - 7/08/97  ..................             14,500      14,494,182
                                                                  ------------
  Total Short-Term Obligations, at Amortized Cost   ............  $ 18,490,582
                                                                  ------------
Call Option Purchased
                                             Principal Amount
                                              of Contracts
Issuer/Expiration Month/Price                (000 Omitted)
Deutsche Marks / British Pounds/
  July/2.7 (Premium Paid, $69,969)           DEM        11,363    $          0
                                                                  ------------
  Total Investments (Identified Cost, $118,788,596) ............  $118,180,286
                                                                  ------------
Other Assets, Less Liabilities -- 5.0%                               6,268,284
                                                                  ------------
Net Assets -- 100.0%  ..........................................  $124,448,570
                                                                  ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
World Total Return Series
Stocks -- 56.8%

Issuer                                     Shares         Value
Foreign Stocks -- 35.7%
Australia -- 2.2%
Australia & New Zealand Banking
  Group (Banks and Credit Cos.)* ......      16,600     $  124,126
Fosters Brewing Group (Beverages)           171,000        317,725
Q.B.E. Insurance Group Ltd.
  (Insurance)  ........................     103,000        622,367
Seven Network Ltd. (Entertainment) ....      42,700        185,639
                                                        ----------
                                                        $1,249,857
                                                        ----------
Brazil -- 0.5%
Unibanco Uniao De Barncos
  (Banks and Credit Cos.)* ............       8,200     $  304,425
                                                        ----------
Canada -- 1.3%
Canadian National Railway Co.
  (Railroads)  ........................      10,100     $  441,875
Westcoast Energy, Inc.
  (Utilities - Gas)  ..................      15,850        288,272
                                                        ----------
                                                        $  730,147
                                                        ----------
Chile -- 0.2%
Enersis SA, ADR
  (Utilities - Electric)   ............       2,900     $  103,131
                                                        ----------
Finland -- 0.4%
Huhtamaki Oy Group
  (Conglomerate)  .....................       3,700     $  159,381
Oy Tamro AB (Pharmaceuticals)##  ......       8,900         61,752
                                                        ----------
                                                        $  221,133
                                                        ----------
France -- 3.6%
Chargeurs (Consumer Goods and
  Services)    ........................       3,000     $  172,902
Pin Printemps Redo (Real Estate
  Investment Trusts)    ...............         860        413,385
Societe Nationale Elf Aquitaine
  (Oils) ..............................       4,700        507,200
TOTAL SA, ADR (Oils) ..................       7,345        371,841
TV Francaise (Entertainment)  .........       3,660        327,064
Union des Assurances Federales
  SA (Insurance)  .....................       2,600        305,804
                                                        ----------
                                                        $2,098,196
                                                        ----------
Germany -- 1.3%
Adidas AG (Apparel and Textiles) ......       3,100     $  343,062
Henkel Kgaa, Preferred (Consumer
  Goods and Services)   ...............       7,200        408,716
                                                        ----------
                                                        $  751,778
                                                        ----------
Greece -- 0.3%
Hellenic Telecommunication
  Organization SA
  (Telecommunications)* ...............       7,800     $  183,192
                                                        ----------
Hong Kong -- 0.9%
Asia Satellite Telecommunications
  Corp. (Telecommunications)  .........       1,900     $   57,237
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric)   ............      46,000        185,259
Wharf Holdings Ltd. (Real Estate)   ...      51,000        221,195
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................      13,000         78,534
                                                        ----------
                                                        $  542,225
                                                        ----------
Italy -- 1.2%
Eni S.p.A. (Oils) .....................       3,000     $  170,625
Gucci Group Designs N.V.
  (Apparel and Textiles)   ............       2,000        128,750
Instituto Nazionale delle
  Assicurazioni (Insurance)   .........      59,400         90,594

16-WGS

Issuer                                       Shares        Value
Italy -- continued
Telecom Italia S.p.A., Saving Shares
  (Telecommunications)  ...............      56,600     $   101,321
Telecom Italia S.p.A.
  (Telecommunications)  ...............      97,000         192,206
                                                        -----------
                                                        $   683,496
                                                        -----------
Japan -- 6.1%
Canon, Inc. (Consumer Goods)  .........      21,000     $   572,177
DDI Corp. (Telecommunications)   ......          20         147,760
Eisai Co., Ltd. (Pharmaceuticals)   ...       9,000         170,553
Fuji Photo Film Co. (Photographic
  Products) ...........................       3,000         120,775
Hirose Electric Co. (Electronics)   ...       3,300         226,513
Kirin Beverage Corp. (Beverages) ......      25,000         436,643
Osaka Sanso Kogyo Ltd.
  (Chemicals)  ........................      20,000          58,859
Rohm Co. (Electronics)  ...............       2,000         206,096
Sony Corp. (Electronics)   ............       8,300         724,103
Takeda Chemical Industries
  (Pharmaceuticals)  ..................      14,000         393,677
Terumo Corp. (Computers)   ............       9,000         172,125
Toyota Motor Corp. (Automotive)  ......       7,000         206,620
Ushio, Inc. (Electronics)  ............      10,000         124,007
                                                        -----------
                                                        $ 3,559,908
                                                        -----------
Netherlands -- 2.3%
Akzo Nobel (Chemicals)  ...............       2,575     $   352,955
IHC Caland N.V.
  (Transportation)*  ..................       5,079         277,695
Wolters Kluwer (Publishing)*  .........       1,113         135,545
Koninklijke Ahold N.V., ADR
  (Stores)  ...........................       3,398         289,043
Royal Dutch Petroleum Co. (Oils)    ...       5,000         271,875
                                                        -----------
                                                        $ 1,327,113
                                                        -----------
Peru -- 0.4%
Telefonica del Peru SA, ADR
  (Utilities - Telephone)  ............       8,300     $   217,356
                                                        -----------
Poland -- 0.1%
Bank Handlowy Warsza
  (Banks and Credit Cos.)*+   .........       3,000     $    34,559
                                                        -----------
Portugal -- 0.3%
Telecel - Comunicacaoes Pessoais
  SA (Cellular Telephones)*   .........       2,500     $   207,504
                                                        -----------
Singapore -- 0.5%
Mandarin Oriental International, Ltd.
  (Restaurants and Lodgings)* .........      26,000     $    33,800
Singapore Press Holdings Ltd.
  (Publishing) ........................      12,000         241,814
                                                        -----------
                                                        $   275,614
                                                        -----------
South Korea -- 0.2%
Korea Electric Power Corp., ADR
  (Utilities - Electric)   ............       5,890     $   110,069
                                                        -----------
Spain -- 1.9%
Acerinox SA (Iron and Steel)  .........       1,300     $   243,656
Repsol SA (Oils)  .....................       8,150         344,678
Iberdrola SA (Utilities - Electric) ...      39,100         493,694
                                                        -----------
                                                        $ 1,082,028
                                                        -----------
Sweden -- 1.8%
Astra AB (Pharmaceuticals)    .........      28,426     $   502,675
Ericsson (L.M.) Telephone Co.
  (Telecommunications)  ...............       6,900         271,688
Hennes & Mauritz (Consumer
  Goods and Services)   ...............       2,525          88,975


Issuer                                       Shares        Value

Sweden -- continued
Skandia Foersaekrings AB,
  (Insurance)  ........................       4,800     $   177,225
                                                        -----------
                                                        $ 1,040,563
                                                        -----------
Switzerland -- 1.3%
Ciba Specialty Chemicals Holdings,
  Inc. (Chemicals)*  ..................       2,715     $   251,079
Novartis AG (Pharmaceuticals) .........         315         503,637
                                                        -----------
                                                        $   754,716
                                                        -----------
United Kingdom -- 8.9%
ASDA Group PLC (Retail) ...............     212,200     $   437,740
Avis Europe PLC (Auto Rental)*## ......      85,000         192,312
Booker PLC (Food - Wholesale)    ......      23,900         109,738
British Aerospace PLC (Aerospace
  and Defense)*   .....................      23,100         513,606
British Petroleum PLC, ADR (Oils)   ...       8,526         638,384
Carlton Communications PLC
  (Broadcasting)  .....................      19,900         168,342
Compass Group PLC
  (Food - Catering)##   ...............      36,500         408,048
Grand Metropolitan PLC (Food and
  Beverage Products)*   ...............      35,000         336,546
Kwik-Fit Holdings PLC (Retail)   ......      59,900         268,058
Lloyds TSB Group PLC (Banks and
  Credit Cos.)*   .....................      42,203         433,189
PowerGen PLC
  (Utilities - Electric)*  ............      45,000         534,515
Reuters Holdings, PLC, ADR
  (Printing and Publishing)   .........       3,150         198,450
Storehouse PLC (Retail)*   ............      93,485         292,769
Tomkins PLC (Diversified Operations)*       140,206         606,441
                                                        -----------
                                                        $ 5,138,138
                                                        -----------
  Total Foreign Stocks  ...............                 $20,615,148
                                                        -----------
U.S. Stocks -- 21.1%
Aerospace -- 0.6%
General Dynamics Corp.  ...............       2,100     $   157,500
Lockheed-Martin Corp.   ...............       1,713         177,403
                                                        -----------
                                                        $   334,903
                                                        -----------
Banks and Credit Companies -- 1.5%
Barnett Banks, Inc.  ..................       9,480     $   497,700
Norwest Corp.  ........................       5,900         331,875
                                                        -----------
                                                        $   829,575
                                                        -----------
Business Machines -- 0.8%
Digital Equipment Corp.*   ............       3,000     $   106,313
International Business Machines
  Corp.  ..............................       4,050         365,259
                                                        -----------
                                                        $   471,572
                                                        -----------
Chemicals -- 0.4%
Air Products & Chemicals, Inc.   ......       2,200     $   178,750
Praxair, Inc.  ........................       1,300          72,800
                                                        -----------
                                                        $   251,550
                                                        -----------
Construction Services -- 0.2%
Martin Marietta Materials, Inc.  ......       4,254     $   137,723
                                                        -----------
Consumer Goods and Services -- 2.5%
Philip Morris Cos., Inc.   ............      16,670     $   739,731
Tyco International Ltd. ...............      10,500         730,406
                                                        -----------
                                                        $ 1,470,137
                                                        -----------
Electrical Equipment -- 1.0%
General Electric Co.    ...............       8,500     $   555,688
                                                        -----------

                                                                          17-WTS

Issuer                                Shares       Value
Financial Institutions -- 1.7%
American Express Co., Inc.   ......      9,500     $   707,750
Federal Home Loan Mortgage Corp.         8,300         285,313
                                                   -----------
                                                   $   993,063
                                                   -----------
Food and Beverage Products -- 0.3%
McCormick & Co., Inc.  ............      6,600     $   166,650
                                                   -----------
Insurance -- 2.2%
Allstate Corp.   ..................      6,600     $   481,800
Cigna Corp.   .....................      3,300         585,750
Reliastar Financial Corp.    ......      2,900         212,062
                                                   -----------
                                                   $ 1,279,612
                                                   -----------
Machinery -- 0.8%
Deere & Co., Inc.   ...............      8,500     $   466,438
                                                   -----------
Medical and Health Products -- 3.0%
Bristol-Myers Squibb Co.  .........      4,900     $   396,900
Lilly (Eli) & Co.   ...............      2,496         272,844
Rhone-Poulenc Rorer, Inc.    ......      5,200         472,550
Schering-Plough Corp.  ............      7,200         344,700
Warner-Lambert Co.  ...............      2,080         258,440
                                                   -----------
                                                   $ 1,745,434
                                                   -----------
Oils -- 1.9%
Exxon Corp.   .....................      5,500     $   338,250
Mobil Corp.   .....................      4,700         328,412
USX-Marathon Group  ...............     14,600         421,575
                                                   -----------
                                                   $ 1,088,237
                                                   -----------
Photographic Products -- 0.5%
Eastman Kodak Co.   ...............      3,580     $   274,765
                                                   -----------
Printing and Publishing -- 0.6%
Gannett Co., Inc.   ...............      3,300     $   325,875
                                                   -----------
Utilities -- Electric -- 0.5%
Portland General Corp.    .........      7,100     $   281,781
                                                   -----------
Utilities -- Gas -- 1.4%
Coastal Corp.    ..................      8,300     $   441,456
Sierra Pacific Resources  .........     12,000         384,000
                                                   -----------
                                                   $   825,456
                                                   -----------
Utilities -- Telephone -- 1.2%
Sprint Corp.  .....................     12,700     $   668,338
                                                   -----------
  Total U.S. Stocks ...........................    $12,166,797
                                                  ------------
  Total Stocks (Identified Cost, $26,672,209)      $32,781,945
                                                  ------------
Bonds -- 20.8%


                                      Principal Amount
                                        (000 Omitted)
Foreign Bonds -- 15.6%
Australia -- 2.0%
Commonwealth of Australia, 9.75s,
  2002   .............................. AUD     855    $   732,962
Commonwealth of Australia, 10s,
  2002   ..............................         410        357,363
New South Wales Treasury Corp.,
  8s, 2001  ...........................          75         60,103
                                                       -----------
                                                         1,150,428
                                                       -----------
Canada -- 1.2%
Government of Canada, 5.5s, 2002       .CAD     930        664,305
                                                       -----------
Denmark -- 0.7%
Kingdom of Denmark, 8s, 2001  ......... DKK     213         35,979
Kingdom of Denmark, 7s, 2007  .........       1,089        172,171
Nykredit, 8s, 2026   ..................       1,049        164,867
                                                       -----------
                                                           373,017
                                                       -----------


                                           Principal Amount
Issuer                                      (000 Omitted)        Value
Greece -- 0.9%
Hellenic Republic, 11.1s, 2003  ......... GRD       50,000    $   187,525
Hellenic Republic, 12.6s, 2003  .........           79,000        296,577
Hellenic Republic, 13.4s, 2003  .........           10,000         37,542
                                                              -----------
                                                              $   521,644
                                                              -----------
Italy -- 3.5%
Republic of Italy, 9.5s, 1999 - 2006 .... ITL    3,200,000    $ 2,046,699
                                                              -----------
New Zealand -- 1.8%
Government of New Zealand, 8s,
  2001  ................................. NZD        1,490    $ 1,054,503
                                                              -----------
Spain -- 2.4%
Government of Spain, 6.75s, 2000   ...... ESP       65,880    $   465,511
Government of Spain, 8.4s, 2001 .........           27,740        208,008
Government of Spain, 10.5s, 2003   ......           25,910        218,013
Government of Spain, 7.35s, 2007   ......           71,070        515,741
                                                              -----------
                                                              $ 1,407,273
                                                              -----------
Sweden -- 2.6%
Kingdom of Sweden, 10.25s, 2000 ......... SEK        1,800    $   263,855
Kingdom of Sweden, 13s, 2001 ............            3,700        604,060
Kingdom of Sweden, 5.5s, 2002   .........            4,700        602,494
                                                              -----------
                                                              $ 1,470,409
                                                              -----------
United Kingdom -- 0.5%
United Kingdom Treasury, 7s, 2001 ....... GBP          180    $   298,231
                                                              -----------
  Total Foreign Bonds   ....................................  $ 8,986,509
                                                              -----------
U.S. Bonds -- 5.2%
U.S. Federal Agencies -- 3.0%
Federal National Mortgage Assn.,
  7s, 2012    ...........................       $    1,485    $ 1,481,748
Federal National Mortgage Assn.,
  8s, 2027 ..............................              231        235,894
                                                              -----------
  Total U.S. Federal Agencies ..............................  $ 1,717,642
                                                              -----------
U.S. Treasury Obligations -- 2.2%
U. S. Treasury Stripped Principal
  Payments, 0s, 2015   ..................       $    1,850    $   554,464
U.S. Treasury Notes, 5.875s, 1998  ......              750        749,182
                                                              -----------
  Total U.S. Treasury Obligations   ........................  $ 1,303,646
                                                              -----------
  Total U.S. Bonds   .......................................  $ 3,021,288
                                                              -----------
  Total Bonds (Identified Cost, $12,041,292) ...............  $12,007,797
                                                              -----------
Warrants
Ote Greek Telecom,
  (Identified Cost, $0)*  ............... GRD        7,800    $         0
                                                              -----------
Short-Term Obligations -- 22.1%
Federal Home Loan Bank, due
  7/01/97  ..............................       $    3,500    $ 3,500,000
Federal Home Loan Mortgage
  Corp., due 7/03/97 - 7/21/97  .........            7,125      7,110,512
Federal National Mortgage Assn.,
  due 7/18/97 ...........................            2,155      2,149,474
                                                              -----------
  Total Short-Term Obligations,
    at Amortized Cost   ....................................  $12,759,986
                                                              -----------
Call Options Purchased


                                     Principal
                                        Amount
                                    of Contracts
Issuer/Expiration Month/Price       (000 Omitted)
Deutsche Marks / British Pounds/
  July/2.7   ..................... DEM       1,543       $  0
Japanese Government Bonds/
  July/116.201  .................. JPY     236,000        412
Japanese Government Bonds/
  July/114.635  .................. JPY      68,000        203

18-WTS

                                   Principal
                                     Amount
                                  of Contracts
Issuer/Expiration Month/Price    (000 Omitted)
Japanese Government Bonds/
  September/115.498 ............ JPY   40,000      $      1,886
Swiss Francs/August/1.35  ...... CHF    3,166             1,292
                                                   ------------
  Total Call Options Purchased
    (Premiums Paid, $43,092) ..................    $      3,793
                                                   ------------
  Total Investments (Identified Cost,              $ 57,553,522
    $51,516,579)...............................    ------------

Put Options Written
British Pounds
 August/1.65  .................. GBP    1,110      $    (14,769)
Japanese Yen
 July/114.635 .................. JPY   68,000            (6,639)
 September/115.498  ............ JPY   40,000            (2,969)
                                                   ------------
  Total Put Options Written
    (Premiums Received, $16,276)...............    $    (24,377)
                                                   ------------
Other Assets, Less Liabilities -- 0.3%                  190,527
                                                   ------------
 Net Assets -- 100.0%  ........................    $ 57,719,671
                                                   ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- June 30, 1997
Zero Coupon Series, Portfolio 2000
 U.S. Government Guaranteed -- 99.9%

                                      Principal Amount
Issuer                                (000 Omitted)              Value
Treasury Investment Growth Receipts -- 4.3%
Series 18, due 2/15/01 ............        $   97               $   77,266
Series 12, due 5/15/01 ............            22                   17,240
Series 15, due 8/15/01 ............            88                   67,834
                                                                ----------
  Total Treasury Investment Growth Receipts
    (Identified Cost, $146,005) ........................        $  162,340
                                                                ----------
U.S. Treasury Securities Stripped Interest Payments -- 95.6%
Generic Coupons, due 5/15/00 ......        $  742               $  622,382
Generic Coupons, due 8/15/00 ......           115                   94,827
Generic Coupons, due 11/15/00   ...         3,421                2,776,210
Generic Coupons, due 5/15/01 ......            96                   75,417
                                                                ----------
  Total U.S. Treasury Securities Stripped Interest
     Payments (Identified Cost, $3,494,978) ............        $3,568,836
                                                               -----------
  Total Investments (Identified Cost, $3,640,983) ......        $3,731,176
                                                               -----------
Other Assets,
 Less Liabilities -- 0.1%                                            3,022
                                                               -----------
 Net Assets -- 100.0%  .................................        $3,734,198
                                                               ===========

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
 **Non-income producing security - in default.
 #Payment-in-kind security.
##SEC Rule 144A restriction.
 +Restricted security.
 [dbldag]Security valued by or at the direction of the Trustees.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD   = Australian Dollars
CAD   = Canadian Dollars
CHF   = Swiss Francs
DEM   = Deutsche Marks
DKK   = Danish Kroner
ESP   = Spanish Pesetas
FRF   = French Francs
GBP   = British Pounds
GRD   = Greek Drachma
ITL   = Italian Lire
JPY   = Japanese Yen
NLG   = Dutch Guilders
NOK   = Norwegian Krona
NZD   = New Zealand Dollars
SEK   = Swedish Kronor

                                                                           19-ZC

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1997


                                                          MFS/Foreign &
                                                            Colonial
                                                          International   Government
                                                          Growth and      Securities         High Yield       Money Market
Assets:                                                   Income Series     Series             Series           Series
 Investments --                                           -----------    -------------      ------------      ------------
  Unaffiliated issuers, at cost ........................  $41,371,189     $366,937,429      $220,790,997      $389,887,613
  Unrealized appreciation ..............................    3,953,546        1,841,398         6,808,149                --
                                                          -----------     ------------      ------------      ------------
    Total investments, at value ........................  $45,324,735     $368,778,827      $227,599,146      $389,887,613
 Cash  .................................................       12,339              316             9,524           271,226
 Net receivable for forward foreign currency exchange
  contracts to purchase ................................       21,499               --                --                --
 Net receivable for forward foreign currency exchange
  contracts to sell ....................................      336,674               --                --                --
 Net receivable for foreign currency exchange contracts
  closed or subject to master netting agreements .......      101,354               --                --                --
 Receivable for investments to sell ....................      391,445        5,237,966         2,217,389                --
 Receivable for daily variation margin on open futures
  contracts ............................................           --          115,308                --                --
 Receivable for Trust shares sold ......................       80,587          281,576           813,303        29,582,276
 Interest and dividends receivable .....................      247,490        3,870,748         4,334,931                --
 Other assets ..........................................       66,217            3,369             1,732             4,590
                                                          -----------     ------------      ------------      ------------
    Total assets .......................................  $46,582,340     $378,288,110      $234,976,025      $419,745,705
                                                          ===========     ============      ============      ============
Liabilities:
 Foreign currency overdraft ............................  $    79,513     $         --   $            --      $         --
 Payable for investments purchased .....................    1,811,308        8,768,484         4,272,369                --
 Payable for Trust shares reacquired ...................        5,197          386,198           288,706           302,214
 Written options outstanding, at value (premiums
  received, $9,392) ....................................       13,388               --                --                --
 Payable to affiliates --
  Management fee .......................................        3,558           16,619            14,095            15,980
  Administrative fee ...................................           55              453               282               479
 Accrued expenses and other liabilities ................       43,641           73,954            51,263            72,365
                                                          -----------     ------------      -----------       ------------
    Total liabilities ..................................  $ 1,956,660     $  9,245,708      $  4,626,715      $    391,038
                                                          -----------     ------------      -----------       ------------
     Net assets ........................................  $44,625,680     $369,042,402      $230,349,310      $419,354,667
                                                          ===========     ============      ============      ============
Net assets consist of:
 Paid-in capital  ......................................  $41,542,198     $367,436,002      $221,385,005      $419,354,667
 Unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies  .....    4,409,999        1,730,625         6,808,149                --
 Accumulated undistributed net realized loss on
  investments and foreign currency transactions ........   (1,796,100)     (12,479,367)       (7,143,064)               --
 Accumulated undistributed net investment income .......      469,583       12,355,142         9,299,220                --
                                                          -----------     --------------    -------------     ------------
     Net assets ........................................  $44,625,680     $369,042,402      $230,349,310      $419,354,667
                                                          ===========    =============    =============       ============
 Shares of beneficial interest outstanding .............    4,014,339       29,991,664        25,306,773       419,354,667
                                                          ===========    =============    =============       ============
 Net asset value, offering price and redemption
  price per share (net assets [divided by] shares of
  beneficial interest outstanding)  ....................    $11.12           $12.30            $9.10              $1.00
                                                            ======           ======            =====              =====

                      See notes to financial statements

MFS/Sun Life Series Trust
Statement of Assets and Liabilities -- June 30, 1997 -- continued

                                                                                                            Zero
                                                             World                           World         Coupon
                                                             Asset           World           Total        Series,
                                                          Allocation      Governments        Return      Portfolio
Assets:                                                     Series           Series          Series        2000
 Investments --                                           ------------   -------------     -----------   ----------
  Unaffiliated issuers, at cost .....................     $100,689,153   $118,788,596      $51,516,579   $3,640,983
  Unrealized appreciation (depreciation) ............        8,050,278       (608,310)       6,036,942       90,193
                                                          -------------  ------------      -----------   ----------
    Total investments, at value .....................     $108,739,431   $118,180,286      $57,553,521   $3,731,176
 Cash ...............................................          108,784         14,458           66,539        1,259
 Net receivable for forward foreign currency exchange
  contracts to sell .................................          136,066        825,078          107,149           --
 Receivable for investments sold ....................        3,078,162      5,125,093            4,562           --
 Receivable for Trust shares sold ...................          181,799        121,711          342,473           --
 Interest and dividends receivable ..................          429,435      1,991,854          380,166           --
 Receivable from investment adviser .................               --             --               --        8,597
 Other assets .......................................           31,584          1,249           27,160           38
                                                          ------------   ------------      -----------   ----------
    Total assets ....................................     $112,705,261   $126,259,729      $58,481,570   $3,741,070
                                                          ============   ============      ===========   ==========
Liabilities:
 Payable for investments purchased ..................     $  1,604,722   $         --      $   555,132   $       --
 Payable for Trust shares reacquired ................              204        136,272               29        1,154
 Written options outstanding, at value (premiums
  received, $189,568 and $16,276, respectively)......          349,253             --           24,377           --
 Net payable for forward foreign currency exchange
  contracts to purchase .............................           68,872        927,682            1,728           --
 Net payable for foreign currency exchange contracts
  closed or subject to master netting agreements ....        1,279,207        670,473          114,233           --
 Payable to affiliates --
  Management fee ....................................            6,684          7,640            3,515           76
  Administrative fee ................................              134            153               70            5
 Accrued expenses and other liabilities .............           75,970         68,939           62,815        5,637
                                                           -----------   -------------     -----------   ----------
    Total liabilities ...............................     $  3,385,046   $  1,811,159      $   761,899   $    6,872
                                                           -----------   -------------     -----------   ----------
     Net assets .....................................     $109,320,215   $124,448,570      $57,719,671   $3,734,198
                                                          ============   ============      ===========   ==========
Net assets consist of:
 Paid-in capital ....................................     $ 97,187,672   $125,720,602      $50,536,895   $3,592,595
 Unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities in foreign
  currencies ........................................        6,678,183     (1,409,557)       6,014,130       90,193
 Accumulated undistributed net realized gain (loss) on
  investments and foreign currency transactions .....        3,862,145     (4,159,942)         339,952      (56,105)
 Accumulated undistributed net investment income ....        1,592,215      4,297,467          828,694      107,515
                                                          ------------   ------------      -----------  -----------
     Net assets .....................................     $109,320,215   $124,448,570      $57,719,671   $3,734,198
                                                          ============   ============      ===========  ===========
 Shares of beneficial interest outstanding ..........        7,646,523     11,716,113        4,134,823      438,353
                                                          ============   ============      ===========  ===========
 Net asset value, offering price and redemption
  price per share (net assets [divided by] shares of
  beneficial interest outstanding) ..................        $14.30         $10.62            $13.96        $8.52
                                                             ======         ======            ======        =====

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Six Months Ended June 30, 1997

                                                         MFS/Foreign &
                                                           Colonial
                                                         International
                                                         Growth and       Government          High             Money
                                                            Income        Securities          Yield           Market
Net investment income:                                      Series          Series           Series           Series
 Income --                                               -----------    -------------     ------------     ------------
  Interest ............................................. $   304,437     $ 13,521,514     $ 10,058,174     $ 10,872,900
  Dividends ............................................     504,531               --          171,502               --
  Foreign taxes withheld ...............................     (62,605)              --               --               --
                                                         -----------     ------------     ------------     ------------
   Total investment income ............................. $   746,363     $ 13,521,514     $ 10,229,676     $ 10,872,900
                                                         -----------     ------------     ------------     ------------
 Expenses --
  Investment advisory fee .............................. $   187,724     $  1,024,077     $    774,980     $    993,706
  Trustees' fee ........................................         398              398              398              398
  Administrative fee ...................................       2,032           18,798           10,602           20,479
  Custodian fee ........................................      33,238           82,133           43,936           85,666
  Printing expense .....................................       2,836           16,001           11,231           19,918
  Auditing fee .........................................      16,917           20,629           21,247           13,404
  Legal fee ............................................         490              588              387               --
  Miscellaneous ........................................       3,163           11,678            1,356            8,879
                                                         -----------    -------------     ------------     ------------
   Total expenses ...................................... $   246,798     $  1,174,302     $    864,137     $  1,142,450
  Fees paid indirectly .................................      (2,305)          (4,722)          (7,794)         (16,414)
                                                         -----------    -------------     ------------     ------------
   Net expenses ........................................ $   244,493     $  1,169,580     $    856,343     $  1,126,036
                                                         -----------    -------------     ------------     ------------
    Net investment income    ........................... $   501,870     $ 12,351,934     $  9,373,333     $  9,746,864
                                                         -----------    -------------     ------------     ------------
Realized and unrealized gain (loss) on investments and
 foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .............................. $(1,730,518)    $ (2,585,692)    $  1,792,840     $         --
  Written option transactions   ........................     (10,469)              --               --               --
  Foreign currency transactions    .....................     (54,924)              --               --               --
  Futures contracts    .................................          --         (149,758)              --               --
                                                         -----------     ------------     ------------     ------------
    Net realized gain (loss) on investments and
     foreign currency transactions  .................... $(1,795,911)    $ (2,735,450)    $  1,792,840     $         --
                                                         -----------    ------------     ------------      ------------
 Change in unrealized appreciation (depreciation) on --
  Investments .......................................... $ 3,333,750     $    139,498     $  1,688,449     $         --
  Written options   ....................................      30,190               --               --               --
  Futures contracts    .................................          --         (110,773)              --               --
  Translation of assets and liabilities in foreign
   currencies   ........................................     468,103               --               --               --
                                                         -----------     ------------     ------------     ------------
   Net unrealized gain on investments and foreign
    currency translation  .............................. $ 3,832,043     $     28,725     $  1,688,449     $         --
                                                         -----------     ------------     ------------     ------------
    Net realized and unrealized gain (loss) on
     investments and foreign currency  ................. $ 2,036,132     $ (2,706,725)    $  3,481,289     $         --
                                                         -----------     ------------     ------------     ------------
     Increase in net assets from operations ............ $ 2,538,002     $  9,645,209     $ 12,854,622     $  9,746,864
                                                         ============    ============     ============     ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statement of Operations -- Six Months Ended June 30, 1997 -- continued

                                                                                                                  Zero
                                                              World                               World          Coupon
                                                              Asset             World             Total          Series,
                                                            Allocation        Governments         Return        Portfolio
Net investment income:                                        Series            Series            Series          2000
 Income --                                                 ------------      ------------      -----------      ---------
  Interest ............................................    $  1,375,095      $  4,225,621       $  650,298      $ 117,208
  Dividends ...........................................         635,019                --          345,231             --
  Foreign taxes withheld ..............................         (66,561)               --          (29,556)            --
                                                           ------------      ------------       ----------      ---------
   Total investment income ............................    $  1,943,553      $  4,225,621       $  965,973      $ 117,208
                                                           ------------      ------------       ----------      ---------
 Expenses --
  Investment advisory fee .............................    $    339,626      $    481,183       $  168,751      $   4,744
  Trustees' fee .......................................             398               398              398            398
  Administrative fee ..................................           4,846             6,372            2,437            187
  Custodian fee .......................................          45,470            78,035           40,525          5,395
  Printing expense ....................................           3,864             7,860            2,751             85
  Auditing fee ........................................          23,267            15,493           28,069          3,824
  Legal fee ...........................................             588               413              414            294
  Miscellaneous .......................................           3,644             7,059            7,575             --
                                                           ------------      ------------       ----------      ---------
   Total expenses .....................................    $    421,703      $    596,813       $  250,920      $  14,927
  Preliminary assumption of expenses by investment
   adviser ............................................              --                --               --         (4,496)
  Fees paid indirectly ................................          (3,173)           (7,512)          (1,684)          (757)
                                                           ------------      ------------       ----------      ---------
   Net expenses .......................................    $    418,530      $    589,301       $  249,236      $   9,674
                                                           ------------      ------------       ----------      ---------
    Net investment income .............................    $  1,525,023      $  3,636,320       $  716,737      $ 107,534
                                                           ------------      ------------       ----------      ---------
Realized and unrealized gain (loss) on investments and
 foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions   ...........................    $  2,091,783      $ (2,968,878)      $  620,079      $   5,857
  Written option transactions  ........................         214,008        (1,035,556)         (53,984)            --
  Foreign currency transactions   .....................       1,607,300           (85,529)        (211,249)            --
                                                           ------------      ------------       ----------      ---------
   Net realized gain (loss) on investments and
    foreign currency transactions .....................    $  3,913,091      $ (4,089,963)      $  354,846      $   5,857
                                                           ------------      ------------       ----------      ---------
 Change in unrealized appreciation (depreciation) on --
  Investments   .......................................    $  4,021,292      $ (3,766,289)      $2,682,052      $ (25,908)
  Written options  ....................................        (159,788)        1,281,395           89,120             --
  Translation of assets and liabilities in foreign
   currencies..........................................      (1,166,780)          342,020          131,608             --
                                                           ------------      ------------       ----------      ---------
   Net unrealized gain (loss) on investments and
    foreign currency translation  .....................    $  2,694,724      $ (2,142,874)      $2,902,780      $ (25,908)
                                                           ------------      ------------       ----------      ---------
    Net realized and unrealized gain (loss) on
     investments and foreign currency..................    $  6,607,815      $ (6,232,837)      $3,257,626      $ (20,051)
                                                           ------------      ------------       ----------      ---------
     Increase (decrease) in net assets from
      operations  .....................................    $  8,132,838      $ (2,596,517)      $3,974,363      $  87,483
                                                           ============      ============       ==========      =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Six Months Ended June 30, 1997


                                                            MFS/Foreign &
                                                               Colonial
                                                            International     Government          High              Money
                                                              Growth and      Securities          Yield            Market
Increase (decrease) in net assets:                          Income Series       Series           Series            Series
From operations --                                          -------------   -------------     ------------     -------------
 Net investment income .................................... $   501,870      $ 12,351,934     $  9,373,333     $   9,746,864
 Net realized gain (loss) on investments and foreign
  currency transactions ...................................  (1,795,911)       (2,735,450)       1,792,840                --
 Net unrealized gain on investments and foreign
  currency translation ....................................   3,832,043            28,725        1,688,449                --
                                                            -----------      ------------     ------------     -------------
  Increase in net assets from operations .................. $ 2,538,002      $  9,645,209     $ 12,854,622     $   9,746,864
                                                            -----------      ------------     ------------     -------------
Distributions declared to shareholders --
 From net investment income ............................... $  (423,484)     $(25,293,515)    $(15,079,993)    $  (9,746,864)
 From net realized gain on investments and foreign
  currency transactions ...................................     (95,794)               --               --                --
                                                            -----------      ------------     -------------    -------------
   Total distributions declared to shareholders ........... $  (519,278)     $(25,293,515)    $(15,079,993)    $  (9,746,864)
                                                            -----------      ------------     -------------    -------------
Trust share transactions --
 Net proceeds from sale of shares ......................... $11,263,816      $ 32,808,394     $ 88,889,967     $ 413,230,286
 Net asset value of shares issued to shareholders in
  reinvestment of distributions ...........................     519,278        25,293,515       15,079,993         9,746,864
 Cost of shares reacquired ................................  (4,885,721)      (56,518,111)     (67,893,536)     (412,787,809)
                                                            -----------     -------------     ------------     -------------
  Increase in net assets from Trust share transactions .... $ 6,897,373      $  1,583,798     $ 36,076,424     $  10,189,341
                                                            -----------     -------------     ------------     -------------
   Total increase (decrease) in net assets ................ $ 8,916,097      $(14,064,508)    $ 33,851,053     $  10,189,341
Net assets:
 At beginning of period ...................................  35,709,583       383,106,910      196,498,257       409,165,326
                                                            -----------      ------------     ------------     -------------
 At end of period ......................................... $44,625,680      $369,042,402     $230,349,310     $ 419,354,667
                                                            ===========      ============     ============     =============
Accumulated undistributed net investment income
 included in net assets
 at end of period   ....................................... $   469,583      $ 12,355,142     $  9,299,220     $          --
                                                            ===========      ============     ============     =============


                                                                                                                Zero
                                                              World                             World          Coupon
                                                              Asset             World           Total          Series,
                                                            Allocation       Governments        Return        Portfolio
Increase (decrease) in net assets:                            Series           Series           Series          2000
From operations --                                       ----------------- ---------------- --------------- --------------
 Net investment income    ..............................   $  1,525,023      $  3,636,320    $   716,737       $  107,534
 Net realized gain (loss) on investments and foreign
 currency transactions    ..............................      3,913,091        (4,089,963)       354,846            5,857
 Net unrealized gain (loss) on investments and foreign
 currency translation  .................................      2,694,724        (2,142,874)     2,902,780          (25,908)
                                                          -------------      ------------    -----------       ----------
  Increase (decrease) in net assets from operations  ...   $  8,132,838      $ (2,596,517)   $ 3,974,363       $   87,483
                                                          -------------      ------------    -----------       ----------
Distributions declared to shareholders --
 From net investment income  ...........................   $ (1,525,728)     $ (4,315,610)   $  (657,055)      $ (230,910)
 From net realized gain on investments and foreign
 currency transactions    ..............................     (3,242,392)         (632,661)      (624,021)              --
 In excess of net realized gain on investments and
 foreign currency transactions  ........................             --           (69,979)            --               --
                                                          -------------      ------------    -----------       ----------
   Total distributions declared to shareholders   ......   $ (4,768,120)     $ (5,018,250)   $(1,281,076)      $ (230,910)
                                                          -------------      ------------    -----------       ----------
Trust share transactions --
 Net proceeds from sale of shares  .....................   $ 28,059,425      $  4,635,372    $17,322,446       $  869,892
 Net asset value of shares issued to shareholders in
 reinvestment of distributions  ........................      4,768,120         5,018,251      1,281,076          230,910
 Cost of shares reacquired   ...........................     (3,887,833)      (19,354,718)    (1,215,030)      (1,560,219)
                                                          -------------      ------------    -----------       ----------
  Increase (decrease) in net assets from Trust share
 transactions ..........................................   $ 28,939,712      $ (9,701,095)   $17,388,492       $ (459,417)
                                                           ------------      ------------    -----------       ----------
   Total increase (decrease) in net assets  ............   $ 32,304,430      $(17,315,862)   $20,081,779       $ (602,844)
Net assets:
 At beginning of period   ..............................     77,015,785       141,764,432     37,637,892        4,337,042
                                                           ------------      ------------    -----------       ----------
 At end of period   ....................................   $109,320,215      $124,448,570    $57,719,671       $3,734,198
                                                           ============      ============    ===========       ==========
Accumulated undistributed net investment income
 included in net assets
 at end of period   ....................................   $  1,592,215      $  4,297,467    $   828,694       $  107,515
                                                           ============      ============    ===========       ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996


                                                            MFS/Foreign &
                                                               Colonial
                                                            International      Government
                                                              Growth and       Securities
Increase (decrease) in net assets:                          Income Series        Series
From operations --                                          -------------    --------------
 Net investment income ....................................  $    521,020     $ 25,438,222
 Net realized gain (loss) on investments and foreign
  currency transactions ...................................       (34,218)      (2,503,740)
 Net unrealized gain (loss) on investments and foreign
  currency translation ....................................       462,310      (16,642,829)
                                                              -----------    -------------
  Increase in net assets from operations ..................   $   949,112     $  6,291,653
                                                              -----------    -------------
Distributions declared to shareholders --
 From net investment income ...............................   $     --        $(22,253,356)
 From net realized gain on investments and foreign
  currency transactions ...................................         --             --
                                                              -----------    -------------
   Total distributions declared to shareholders ...........   $     --        $(22,253,356)
                                                              -----------    -------------
Trust share transactions --
 Net proceeds from sale of shares .........................   $33,877,812     $112,083,996
 Issued in connection with the acquisition of the Sun
 Growth Variable Annuity Fund .............................         --             --
 Net asset value of shares issued to shareholders in
  reinvestment of distributions ...........................         --          22,253,356
 Cost of shares reacquired ................................   (6,296,169)     (104,116,699)
                                                              -----------     ------------
  Increase in net assets from Trust share transactions ....   $27,581,643     $ 30,220,653
                                                              -----------     ------------
   Total increase in net assets ...........................   $28,530,755     $ 14,258,950
Net assets:
 At beginning of year .....................................     7,178,828      368,847,960
                                                              -----------     ------------
 At end of year ...........................................   $35,709,583     $383,106,910
                                                              ===========     ============
Accumulated undistributed net investment income
 included in net assets at end of year ....................   $   391,197     $ 25,296,723
                                                              ===========     ============



                                                                  High               Money
                                                                  Yield             Market
Increase (decrease) in net assets:                               Series             Series
From operations --                                          ------------------ ------------------
 Net investment income ....................................   $   15,046,156     $   15,990,553
 Net realized gain (loss) on investments and foreign
  currency transactions ...................................        1,384,999              --
 Net unrealized gain (loss) on investments and foreign
  currency translation ....................................        3,497,778              --
                                                              --------------     --------------
  Increase in net assets from operations ..................   $   19,928,933     $   15,990,553
                                                              --------------     --------------
Distributions declared to shareholders --
 From net investment income  ..............................   $  (12,135,750)    $  (15,990,553)
 From net realized gain on investments and foreign
  currency transactions ...................................           --                  --
                                                              --------------   ----------------
   Total distributions declared to shareholders ...........   $  (12,135,750)    $  (15,990,553)
                                                              --------------   ----------------
Trust share transactions --
 Net proceeds from sale of shares .........................   $  125,642,522      $ 753,646,599
 Issued in connection with the acquisition of the Sun
 Growth Variable Annuity Fund .............................         --                  666,549
 Net asset value of shares issued to shareholders in
  reinvestment of distributions ...........................       12,135,750         15,990,553
 Cost of shares reacquired  ...............................     (102,873,353)      (643,892,483)
                                                              -------------      --------------
  Increase in net assets from Trust share transactions        $   34,904,919      $ 126,411,218
                                                              -------------      --------------
   Total increase in net assets ...........................   $   42,698,102      $ 126,411,218
Net assets:
 At beginning of year  ....................................      153,800,155        282,754,108
                                                              --------------     --------------
 At end of year  ..........................................   $  196,498,257     $  409,165,326
                                                              ==============     ==============
Accumulated undistributed net investment income
 included in net assets at end of year ....................   $   15,005,880     $        --
                                                              ==============     ==============


                                                                                                              Zero
                                                             World                            World          Coupon
                                                             Asset            World           Total         Series,
                                                           Allocation      Governments        Return       Portfolio
Increase (decrease) in net assets:                           Series          Series           Series          2000
From operations --                                       --------------- ---------------- --------------- -------------
 Net investment income .................................  $  1,477,075    $   8,742,832    $    863,604    $  230,919
 Net realized gain (loss) on investments and foreign
  currency transactions  ...............................     3,345,414       (7,775,092)        514,043        (3,785)
 Net unrealized gain (loss) on investments and foreign
  currency translation .................................     2,569,102        5,531,505       2,454,550      (145,491)
                                                          ------------    -------------    ------------    ----------
  Increase in net assets from operations ...............  $  7,391,591    $   6,499,245    $  3,832,197    $   81,643
                                                          ------------    -------------    ------------    ----------
Distributions declared to shareholders --
 From net investment income  ...........................  $   (458,860)   $ (20,261,198)   $   (432,723)   $ (168,674)
 From net realized gain on investments and foreign
  currency transactions    .............................      (864,253)          --              --            --
                                                          ------------    -------------    ------------    ----------
   Total distributions declared to shareholders   ......  $ (1,323,113)   $ (20,261,198)   $   (432,723)   $ (168,674)
                                                          ------------    -------------    ------------    ----------
Trust share transactions --
 Net proceeds from sale of shares  .....................  $ 51,249,975    $  13,862,543    $ 23,046,802    $  188,206
 Net asset value of shares issued to shareholders in
  reinvestment of distributions  .......................     1,323,113       20,261,198         432,723       168,674
 Cost of shares reacquired   ...........................    (7,489,174)     (31,084,548)     (3,027,045)     (548,663)
                                                          ------------    -------------    ------------    ----------
  Increase (decrease) in net assets from Trust share
   transactions ........................................  $ 45,083,914    $   3,039,193    $ 20,452,480    $ (191,783)
                                                          ------------    -------------    ------------    ----------
   Total increase (decrease) in net assets  ............  $ 51,152,392    $ (10,722,760)   $ 23,851,954    $ (278,814)
Net assets:
 At beginning of year  .................................    25,863,393      152,487,192      13,785,938     4,615,856
                                                          ------------    -------------    ------------    ----------
 At end of year  .......................................  $ 77,015,785    $ 141,764,432    $ 37,637,892    $4,337,042
                                                          ============    =============    ============    ==========
Accumulated undistributed net investment income
 included in net assets at end of year   ...............  $  1,592,920    $   4,976,757    $    769,012    $  230,891
                                                          ============    =============    ============    ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                MFS/Foreign & Colonial
                                                                               International Growth and
                                                                                     Income Series
                                                            ---------------------------------------------------------------
                                                            Six Months Ended        Year Ended           Period Ended
                                                             June 30, 1997       December 31, 1996     December 31, 1995**
                                                            ------------------   -------------------   --------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............     $  10.6247             $ 10.1282           $     10.0000****
                                                              -----------            ---------           -------------
Income from investment operations# --
 Net investment income[sec]   ...........................     $   0.1358             $  0.2326           $      0.0295
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .....................         0.4939                0.2639                  0.0987
                                                              -----------            ---------           -------------
   Total from investment operations    ..................     $   0.6297             $  0.4965           $      0.1282
                                                              -----------            ---------           -------------
Less distributions --
 From net investment income   ...........................     $  (0.1124)            $   --              $       --
 From net realized gain on investments and foreign
  currency transactions  ................................        (0.0254)                --                      --
                                                              -----------            ---------           -------------
  Total distributions   .................................     $  (0.1378)            $   --              $       --
                                                              -----------            ---------           -------------
Net asset value -- end of period    .....................     $  11.1166             $ 10.6247           $     10.1282
                                                              ===========            =========           =============
Total return[dbldag]    .................................           5.96%++               4.84%                   1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses   .............................................           1.27%+                0.97%                   1.50%+
 Net investment income  .................................           2.58%+                2.21%                   1.64%+
Portfolio turnover   ....................................             50%                   51%                   --
Average commission rate###    ...........................     $   0.0215             $  0.0173                    --
Net assets, end of period (000 omitted)   ...............     $   44,626             $  35,710           $       7,179

 **For the period from the commencement of investment operations, October 2, 1995, through December 31, 1995.
****Net asset value on date of commencement of operations.
 +Annualized.
 ++Not annualized.
 #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the MFS/Foreign & Colonial International Growth and Income Series for the periods indicated. If the waiver had not been in place, the net investment income per share and the ratios would have been:



                                     Year Ended           Period Ended
                                  December 31, 1996     December 31, 1995**
                                  -------------------   --------------------
Net investment income    ......       $  0.2101             $  0.0119
Ratios (to average net assets):
 Expenses##  ..................            1.16%                 2.48%+
 Net investment income   ......            2.02%                 0.66%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                           Government Securities Series
                                                          -------------------------------
                                                                             Year Ended
                                                                             December 31,
                                                                            -------------
                                                          Six Months Ended
                                                           June 30, 1997        1996
                                                          ----------------- -------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............   $ 12.8672        $ 13.3900
                                                            ----------       ---------
Income from investment operations# --
 Net investment income  .................................   $  0.4163        $  0.8445
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................     (0.0922)         (0.6620)
                                                            ----------       ---------
   Total from investment operations    ..................   $  0.3241        $  0.1825
                                                            ----------       ---------
Less distributions --
 From net investment income   ...........................   $ (0.8865)       $ (0.7053)
 From net realized gain on investments and foreign
  currency transactions  ................................        --               --
                                                            ----------       ---------
   Total distributions  .................................   $ (0.8865)       $ (0.7053)
                                                            ----------       ---------
Net asset value -- end of period    .....................   $ 12.3048        $ 12.8672
                                                            ==========       =========
Total return[dbldag]    .................................        2.55%++          1.65%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................        0.62%+           0.63%
 Net investment income  .................................        6.60%+           6.60%
Portfolio turnover   ....................................         126%              57%
Net assets, end of period (000 omitted)   ...............   $ 369,042        $ 383,107



                                                                           Year Ended December 31,
                                                          ----------------------------------------------------------
                                                              1995           1994          1993           1992
                                                          -------------- ------------- -------------- --------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............  $  12.1219     $ 13.0951     $  13.0059     $  13.0369
                                                           ----------     ---------     ----------     ----------
Income from investment operations# --
 Net investment income  .................................  $   0.8311     $  0.6366     $   0.5742     $   0.7170
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................      1.2183       (0.9238)        0.5220         0.0976
                                                           ----------     ---------     ----------     ----------
   Total from investment operations    ..................  $   2.0494     $ (0.2872)    $   1.0962     $   0.8146
                                                           ----------     ---------     ----------     ----------
Less distributions --
 From net investment income   ...........................  $  (0.7813)    $ (0.4959)    $  (0.6603)    $  (0.8027)
 From net realized gain on investments and foreign
  currency transactions  ................................          --       (0.1901)       (0.3467)       (0.0429)
                                                           ----------     ---------     ----------     ----------
   Total distributions  .................................  $  (0.7813)    $ (0.6860)    $  (1.0070)    $  (0.8456)
                                                           ----------     ---------     ----------     ----------
Net asset value -- end of period    .....................  $  13.3900     $ 12.1219     $  13.0951     $  13.0059
                                                           ==========     =========     ==========     ==========
Total return[dbldag]    .................................       17.66%        (2.21)%         8.70%          6.81%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................        0.63%         0.62%          0.63%          0.66%
 Net investment income  .................................        6.59%         6.01%          5.92%          6.56%
Portfolio turnover   ....................................          80%           90%            96%           304%
Net assets, end of period (000 omitted)   ...............  $  368,848     $ 347,150     $  310,521     $  203,739


                                                                 High Yield Series
                                                          --------------------------------
                                                                             Year Ended
                                                                             December 31,
                                                                            --------------
                                                          Six Months Ended
                                                           June 30, 1997        1996
                                                          ----------------- --------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............   $   9.2131       $   8.9222
                                                            -----------      ----------
Income from investment operations# --
 Net investment income  .................................   $   0.4141       $   0.8012
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................       0.1299           0.2131
                                                            -----------      ----------
   Total from investment operations    ..................   $   0.5440       $   1.0143
                                                            -----------      ----------
Less distributions from net investment income   .........   $  (0.6548)      $  (0.7234)
                                                            -----------      ----------
Net asset value -- end of period    .....................   $   9.1023       $   9.2131
                                                            ===========      ==========
Total return[dbldag]    .................................         6.13%++         12.12%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................         0.83%+           0.84%
 Net investment income  .................................         9.03%+           9.01%
Portfolio turnover   ....................................           59%              88%
Net assets, end of period (000 omitted)   ...............   $  230,349       $  196,498



                                                                           Year Ended December 31,
                                                          ----------------------------------------------------------
                                                              1995           1994          1993           1992
                                                          -------------- ------------- -------------- --------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............  $   8.1860     $  9.1120     $   8.3279     $   8.1299
                                                           ----------     ---------     ----------     ----------
Income from investment operations# --
 Net investment income  .................................  $   0.7891     $  0.8226     $   0.5915     $   0.7314
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................      0.5494       (1.0387)        0.8242         0.3823
                                                           ----------     ---------     ----------     ----------
   Total from investment operations    ..................  $   1.3385     $ (0.2161)    $   1.4157     $   1.1137
                                                           ----------     ---------     ----------     ----------
Less distributions from net investment income   .........  $  (0.6023)    $ (0.7099)    $  (0.6316)    $  (0.9157)
                                                           ----------     ---------     ----------     ----------
Net asset value -- end of period    .....................  $   8.9222     $  8.1860     $   9.1120     $   8.3279
                                                           ==========     =========     ==========     ==========
Total return[dbldag]    .................................       16.93%        (2.16)%        17.68%         14.99%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................        0.87%         0.86%          0.88%          0.97%
 Net investment income  .................................        9.17%         8.94%          8.76%          9.07%
Portfolio turnover   ....................................          66%           82%            53%            73%
Net assets, end of period (000 omitted)   ...............  $  153,800     $ 102,194     $   97,884     $   54,564

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                           Money Market Series
                                                     --------------------------------
                                                                        Year Ended
                                                                        December 31,
                                                                       --------------
                                                     Six Months Ended
                                                      June 30, 1997        1996
                                                     ----------------- --------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period  ............   $   1.0000       $   1.0000
                                                       -----------      ----------
Income from investment operations# --   ............   $   0.0241       $   0.0483
                                                       -----------      ----------
Less distributions from net investment income ......   $  (0.0241)      $  (0.0483)
                                                       -----------      ----------
Net asset value -- end of period  ..................   $   1.0000       $   1.0000
                                                       ===========      ==========
Total return[dbldag]  ..............................         2.44%++          4.95%
Ratios (to average net assets)/Supplemental data:
 Expenses##  .......................................         0.57%+           0.56%
 Net investment income   ...........................         4.88%+           4.82%
Net assets, end of period (000 omitted)    .........   $  419,355       $  409,165



                                                                       Year Ended December 31,
                                                     -----------------------------------------------------------
                                                         1995           1994           1993           1992
                                                     -------------- -------------- -------------- --------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period  ............  $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                                      ----------     ----------     ----------     ----------
Income from investment operations# --   ............  $   0.0520     $   0.0363     $   0.0256     $   0.0325
                                                      ----------     ----------     ----------     ----------
Less distributions from net investment income ......  $  (0.0520)    $  (0.0363)    $  (0.0256)    $  (0.0325)
                                                      ----------     ----------     ----------     ----------
Net asset value -- end of period  ..................  $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                                      ==========     ==========     ==========     ==========
Total return[dbldag]  ..............................        5.44%          3.69%          2.59%          3.30%
Ratios (to average net assets)/Supplemental data:
 Expenses##  .......................................        0.59%          0.58%          0.58%          0.60%
 Net investment income   ...........................        5.30%          3.74%          2.60%          3.29%
Net assets, end of period (000 omitted)    .........  $  282,754     $  252,175     $  142,464     $  134,799


                                                                              World Asset Allocation Series
                                                          ---------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                                             -----------------------------
                                                          Six Months Ended                                    Period Ended
                                                            June 30, 1997        1996           1995       December 31, 1994**
                                                          ------------------ -------------- -------------- --------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............   $  13.7794        $  12.2250     $  10.0579      $     10.0000****
                                                            -----------       ----------     ----------      -------------
Income from investment operations# --
 Net investment income[sec]   ...........................   $   0.2340        $   0.3731     $   0.4205      $      0.0220
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .....................       0.9840            1.5563         1.7540             0.0359
                                                            -----------       ----------     ----------      -------------
   Total from investment operations    ..................   $   1.2180        $   1.9294     $   2.1745      $      0.0579
                                                            -----------       ----------     ----------      -------------
Less distributions --
 From net investment income   ...........................   $  (0.2242)       $  (0.1300)    $  (0.0074)     $      --
 From net realized gain on investments and foreign
  currency transactions .................................      (0.4765)          (0.2450)          --               --
                                                            -----------       ----------     ----------      -------------
   Total distributions  .................................   $  (0.7007)       $  (0.3750)    $  (0.0074)     $      --
                                                            -----------       ----------     ----------      -------------
Net asset value -- end of period    .....................   $  14.2967        $  13.7794     $  12.2250      $     10.0579
                                                            ===========       ==========     ==========      =============
Total return[dbldag]    .................................         9.04%++          16.04%         21.56%              0.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##    ..........................................         0.93%+            0.94%          0.67%              1.50%+
 Net investment income  .................................         3.36%+            2.84%          3.70%              3.13%+
Portfolio turnover   ....................................          116%              154%           146%                 2%
Average commission rate###    ...........................   $   0.0248        $   0.0233     $     --        $      --
Net assets, end of period (000 omitted)   ...............   $  109,320        $   77,016     $   25,863      $       3,003


 **For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
****Net asset value on date of commencement of operations.
 +Annualized.
 ++Not annualized.
 #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Asset Allocation Series for the periods indicated. If the waiver fees had not been in place, the net investment income per share and the ratios would have been:


                                              Allocation Series
                                     Year Ended           Period Ended
                                  December 31, 1995     December 31, 1994**
                                  -------------------   --------------------
Net investment income    ......        $ 0.3716             $  0.0041
Ratios (to average net assets):
 Expenses##  ..................            1.11%                 4.05%+
 Net investment income   ......            3.27%                 0.58%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                             World Governments Series
                                                          -------------------------------
                                                                             Year Ended
                                                                             December 31,
                                                                            -------------
                                                          Six Months Ended
                                                           June 30, 1997        1996
                                                          ----------------- -------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............  $   11.2582       $ 12.4866
                                                           -----------       ---------
Income from investment operations# --
 Net investment income  .................................  $    0.3032       $  0.6882
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................      (0.5043)        (0.2081)
                                                           -----------       ---------
   Total from investment operations    ..................  $   (0.2011)      $  0.4801
                                                           -----------       ---------
Less distributions --
 From net investment income   ...........................  $   (0.3742)      $ (1.7085)
 From net realized gain on investments and foreign
  currency transactions  ................................      (0.0548)             --
 In excess of net realized gain on investments and
  foreign currency transactions   .......................      (0.0061)             --
                                                           -----------       ---------
   Total distributions  .................................  $   (0.4351)      $ (1.7085)
                                                           -----------       ---------
Net asset value -- end of period    .....................  $   10.6220       $ 11.2582
                                                           ===========       =========
Total return[dbldag]    .................................        (1.78)%++        4.66%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................         0.92%+          0.90%
 Net investment income  .................................         5.63%+          6.00%
Portfolio turnover   ....................................          194%            390%
Net assets, end of period (000 omitted)   ...............  $   124,449       $ 141,764



                                                                           Year Ended December 31,
                                                          ---------------------------------------------------------
                                                              1995           1994          1993           1992
                                                          -------------- ------------- -------------- -------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............  $  11.3769     $ 13.0212     $  11.7966     $ 12.7397
                                                           ----------     ---------     ----------     ---------
Income from investment operations# --
 Net investment income  .................................  $   0.8031     $  0.6095     $   0.5352     $  0.6429
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................      0.9511       (1.2295)        1.5819       (0.6141)
                                                           ----------     ---------     ----------     ---------
   Total from investment operations    ..................  $   1.7542     $ (0.6200)    $   2.1171     $  0.0288
                                                           ----------     ---------     ----------     ---------
Less distributions --
 From net investment income   ...........................  $  (0.0058)    $ (0.8823)    $  (0.8925)    $ (0.6581)
 From net realized gain on investments and foreign
  currency transactions .................................     (0.6387)      (0.1420)            --       (0.3138)
 In excess of net realized gain on investments and
  foreign currency transactions   .......................          --            --             --            --
                                                           ----------     ---------     ----------     ---------
   Total distributions  .................................  $  (0.6445)    $ (1.0243)    $  (0.8925)    $ (0.9719)
                                                           ----------     ---------     ----------     ---------
Net asset value -- end of period    .....................  $  12.4866     $ 11.3769     $  13.0212     $ 11.7966
                                                           ==========     =========     ==========     =========
Total return[dbldag]    .................................       15.69%        (4.46)%        18.84%         0.54%
Ratios (to average net assets)/Supplemental data:
 Expenses##    ..........................................        0.89%         0.90%          0.95%         1.03%
 Net investment income  .................................        6.67%         6.06%          6.01%         7.02%
Portfolio turnover   ....................................         329%          269%           173%          147%
Net assets, end of period (000 omitted)   ...............  $  152,487     $ 139,155     $  135,085     $  73,540

 +Annualized.
 ++Not annualized.
 #Per share data for the periods subsequent to December 31, 1992, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                               World Total Return Series
                                                         ---------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                                            -----------------------------
                                                         Six Months Ended                                    Period Ended
                                                           June 30, 1997        1996           1995       December 31, 1994**
                                                         ------------------ -------------- -------------- --------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period   ...............   $  13.2657        $  11.8346     $  10.0405      $    10.0000***
                                                           -----------       ----------     ----------      -------------
Income from investment operations# --
 Net investment income[sec]  ...........................   $   0.2094        $   0.4131     $   0.4437      $     0.0247
 Net realized and unrealized gain on investments and
  foreign currency transactions ........................       0.8267            1.2480         1.3564            0.0158
                                                           -----------       ----------     ----------      -------------
   Total from investment operations   ..................   $   1.0361        $   1.6611     $   1.8001      $     0.0405
                                                           -----------       ----------     ----------      -------------
Less distributions --
 From net investment income  ...........................   $  (0.1756)       $  (0.2300)    $  (0.0060)     $       --
 From net realized gain on investments and foreign
  currency transactions   ..............................      (0.1668)             --             --                --
                                                           -----------       ----------     ----------      -------------
  Total distributions  .................................   $  (0.3424)       $  (0.2300)    $  (0.0060)     $       --
                                                           -----------       ----------     ----------      -------------
Net asset value -- end of period   .....................   $  13.9594        $  13.2657     $  11.8346      $    10.0405
                                                           ===========       ==========     ==========      =============
Total return[dbldag]   .................................         7.89%++          14.33%         17.89%             0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##   ..........................................         1.10%+            0.96%          0.77%             1.50%+
 Net investment income    ..............................         3.18%+            3.33%          4.01%             3.31%+
Portfolio turnover  ....................................           73%              148%           146%                1%
Average commission rate###   ...........................   $   0.0240        $   0.0229     $     --        $       --
Net assets, end of period (000 omitted)  ...............   $   57,720        $   37,638     $   13,786      $      1,384


 **For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
 ***Net asset value on date of commencement of operations.
 +Annualized.
 ++Not annualized.
 #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Total Return Series for the periods indicated. If the waiver had not been in place, the net investment income per share and the ratios would have been:

                                           Year  Ended             Period Ended
                                           December 31, 1995    December 31, 1994**
                                           ------------------   ---------------------
Net investment income (loss)    ......     $     0.3972         $        (0.0405)
Ratios (to average net assets):
 Expenses##   ........................             1.19%                    6.93%+
 Net investment income (loss)   ......             3.59%                   (2.12)%+


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                          Zero Coupon Series, Portfolio
                                                                        2000
                                                          -------------------------------
                                                                             Year Ended
                                                                             December 31,
                                                                            -------------
                                                          Six Months Ended
                                                           June 30, 1997        1996
                                                          ----------------- -------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............   $  8.8822        $  9.0619
                                                            ----------       ---------
Income from investment operations# --
 Net investment income[sec]   ...........................   $  0.2432        $  0.2094
 Net realized and unrealized gain (loss) on investments
  and foreign currency  transactions   ..................     (0.0496)         (0.0528)
                                                            ----------       ---------
   Total from investment operations    ..................   $  0.1936        $  0.1566
                                                            ----------       ---------
Less distributions --
 From net investment income   ...........................   $ (0.5571)       $ (0.3363)
 From net realized gain on investments ..................          --               --
                                                            ----------       ---------
   Total distributions  .................................   $ (0.5571)       $ (0.3363)
                                                            ----------       ---------
Net asset value -- end of period    .....................   $  8.5187        $  8.8822
                                                            ==========       =========
Total return[dbldag]    .................................        2.29%++          1.91%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses   .............................................        0.50%+           0.50%
 Net investment income  .................................        5.62%+           5.20%
Portfolio turnover   ....................................           0%               2%
Net assets, end of period (000 omitted)   ...............   $   3,734        $   4,337



                                                                      Zero Coupon Series, Portfolio 2000
                                                          -----------------------------------------------------------
                                                                            Year Ended December 31,
                                                          -----------------------------------------------------------
                                                              1995           1994          1993            1992
                                                          -------------- ------------- -------------- ---------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period    ...............  $   7.9573     $ 11.1167     $  11.0966    $    11.3060
                                                           ----------     ---------     ----------    --------------
Income from investment operations# --
 Net investment income[sec]   ...........................  $   0.4340     $  0.3807     $   0.6921    $     0.8970
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions  ....................      1.1038       (1.1094)        0.8997         (0.0904)*
                                                           ----------     ---------     ----------    --------------
   Total from investment operations    ..................  $   1.5378     $ (0.7287)    $   1.5918    $     0.8066
                                                           ----------     ---------     ----------    --------------
Less distributions --
 From net investment income   ...........................  $  (0.4332)    $ (0.6250)    $  (0.8915)   $    (0.8539)
 From net realized gain on investments ..................          --       (1.8057)       (0.6802)        (0.1621)
                                                           ----------     ---------     ----------    --------------
   Total distributions  .................................  $  (0.4332)    $ (2.4307)    $  (1.5717)   $    (1.0160)
                                                           ----------     ---------     ----------    --------------
Net asset value -- end of period    .....................  $   9.0619     $  7.9573     $  11.1167    $    11.0966
                                                           ==========     =========     ==========    ==============
Total return[dbldag]    .................................       19.88%        (6.99)%        15.03%           8.18%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses   .............................................        0.50%         0.50%          0.50%           0.50%
 Net investment income  .................................        5.16%         4.93%          5.48%           7.08%
Portfolio turnover   ....................................          27%           12%            65%             16%
Net assets, end of period (000 omitted)   ...............  $    4,616     $   3,280     $    3,547    $      3,713


 *The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.
 +Annualized.
 ++Not annualized.
 #Per share data for the periods subsequent to December 31, 1992 are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without the reduction for fees paid indirectly.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Zero Coupon Series, Portfolio 2000 for the period indicated. If the waiver had not been in place, the net investment income per share and the ratios would have been:

                                  Six Months Ended     Year Ended
                                  June 30, 1997     December 31, 1996
                                 -----------------  -----------------
Net investment income    ......     $ 0.2330            $ 0.2045
Ratios (to average net assets):
 Expenses##  ..................         0.78%+              0.62%
 Net investment income   ......         5.39%+              5.08%


                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

1. Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty separate Series (the Series) of shares: Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, Government Securities Series*, High Yield Series*, Managed Sectors Series, MFS/Foreign & Colonial Emerging Markets Equity Series, MFS/Foreign & Colonial International Growth Series, MFS/Foreign & Colonial International Growth and Income Series*, Money Market Series*, Research Series, Research Growth and Income Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series*, World Governments Series*, World Growth Series, World Total Return Series*, and Zero Coupon Series, Portfolio 2000*. The High Yield Series, World Asset Allocation Series, World Governments Series, and World Total Return Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


2. Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. Upon entering such contracts, the Series are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

As appropriate based on its investments, certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Series at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. The fee is reduced according to a fee arrangement which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1996, the following Series had capital loss carryforwards for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.


                                                     Portion Expiring December 31,
                                       ---------------------------------------------------------
                                       Total Carryover      1997         1998          1999
                                       ----------------- ----------- ------------- -------------
Government Securities Series    ......    $8,934,869       $   --      $     --      $     --
                                          ===========     ==========  ============  ============
High Yield Series   ..................     8,682,830         553,314     2,535,112     1,654,123
                                          ===========     ==========  ============  ============
Zero Coupon Series, Portfolio 2000            46,129           --            --            --
                                          ===========     ==========  ============  ============



                                          2000       2001        2002          2003         2004
                                       ----------- ---------- ------------ ------------- -----------
Government Securities Series    ......   $   --      $  --      $7,137,094   $    76,697   $1,721,078
                                        ==========  =========  ===========  ============  ===========
High Yield Series   ..................     786,156      --         960,740     2,193,385        --
                                        ==========  =========  ===========  ============  ===========
Zero Coupon Series, Portfolio 2000           --         --          21,892        20,451        3,786
                                        ==========  =========  ===========  ============  ===========

3. Transactions with Affiliates
The Trust has investment advisory agreements with Massachusetts Financial Services Company (MFS), a subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:


                                                                                 Investment        Expense
                                                                                Advisory Fees     Limitations
                                                                                ---------------   ------------
         MFS/Foreign & Colonial International Growth and Income Series    ...         0.975%*         N/A
         Government Securities Series    ....................................         0.55%           1.25%
         High Yield Series   ................................................         0.75%           1.25%
         Money Market Series    .............................................         0.50%           0.60%
         World Asset Allocation Series   ....................................         0.75%*          N/A
         World Governments Series  ..........................................         0.75%*          1.25%
         World Total Return Series    .......................................         0.75%*          N/A
         Zero Coupon Series, Portfolio 2000    ..............................         0.25%           0.50%

 *The advisory fee for the World Asset Allocation Series, World Governments Series, and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the MFS/Foreign & Colonial International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

The investment advisory agreements with respect to the MFS/Foreign & Colonial International Growth and Income Series permit MFS to engage one or more sub-advisers and MFS has engaged Foreign & Colonial Management Limited, an England and Wales Company, and its subsidiary Foreign & Colonial Emerging Markets Limited, to assist in the performance of its services.

Under an expense limitation agreement, MFS has assumed expenses for the period ended June 30, 1997, amounting to $4,496 for the Zero Coupon Series, Portfolio 2000.

Effective March 1, 1997, each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series' assets that exceed $3 billion.

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive renumeration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain of the officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


4. Portfolio Securities
For the period ended June 30, 1997, purchases and sales of investments, other than purchased option transactions and short-term obligations, were


                                                        MFS/Foreign &
                                                          Colonial
                                                        International        Government            High             Money
                                                         Growth and          Securities            Yield            Market
                                                        Income Series          Series             Series           Series+
                                                        ---------------   -------------------   --------------   ---------------
Purchases
U.S. government securities   ........................     $    --          $   445,250,312        $    --          $7,207,644,263
                                                          ============     ===============       =============    ===============
Investments (non-U.S. government securities)   ......     $24,467,390      $       --             $148,634,796     $  615,348,192
                                                          ============     ===============       =============    ===============
Sales
U.S. government securities   ........................     $    --          $  (445,742,555)       $    --          $7,217,354,000
                                                          ============     ===============       =============    ===============
Investments (non-U.S. government securities)   ......     $17,579,096      $       --             $116,609,804     $  632,705,000
                                                          ============     ===============       =============    ===============

 +Purchases and sales of investments for the Money Market Series consist solely of short-term obligations.


                                                                                                          Zero Coupon
                                                        World Asset        World            World          Series,
                                                        Allocation      Governments      Total Return     Portfolio
                                                          Series          Series           Series           2000
                                                        -------------   --------------   --------------   ------------
Purchases
U.S. government securities   ........................   $11,900,781       $ 92,270,424     $ 3,905,421      $  --
                                                        ============     =============    ============      =========
Investments (non-U.S. government securities)   ......   $67,505,726       $141,718,390     $31,046,937      $  --
                                                        ============     =============    ============      =========
Sales
U.S. government securities   ........................   $11,945,625       $ 72,256,812     $ 5,237,563      $693,618
                                                        ============     =============    ============      =========
Investments (non-U.S. government securities)   ......   $61,977,221       $192,427,893     $22,798,489      $  --
                                                        ============     =============    ============      =========

At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investment securities owned by each series of the Trust, as computed on the federal income tax basis, are as follows:


                                         MFS/Foreign &
                                           Colonial
                                         International       Government             High             Money
                                          Growth and         Securities            Yield             Market
                                         Income Series         Series              Series            Series
                                         ---------------   -----------------   -----------------   -------------
Aggregate cost   .....................    $ 41,371,189      $ 366,937,429       $ 220,790,997        $389,887,613
                                          ============      =============       =============       =============
Gross unrealized appreciation   ......    $  4,752,150      $   3,985,877       $   9,527,751        $    --
Gross unrealized depreciation   ......        (798,604)        (2,144,479)         (2,719,602)            --
                                          ------------      -------------       -------------       -------------
 Net unrealized appreciation    ......    $  3,953,546      $   1,841,398       $   6,808,149        $    --
                                          ============      =============       =============       =============


                                                           World                                                Zero Coupon
                                                           Asset               World              World          Series,
                                                         Allocation         Governments        Total Return     Portfolio
                                                           Series              Series            Series           2000
                                                       -----------------   -----------------   --------------   ------------
Aggregate cost  ....................................    $ 100,689,153       $ 118,788,596      $51,516,579        $3,640,983
                                                        =============       =============      ============      ===========
Gross unrealized appreciation  .....................    $   9,510,814       $     922,473      $ 6,610,759        $   90,193
Gross unrealized depreciation  .....................       (1,460,536)         (1,530,783)        (573,817)           --
                                                        -------------       -------------      ------------      -----------
 Net unrealized appreciation (depreciation)   ......    $   8,050,278       $    (608,310)     $ 6,036,942        $   90,193
                                                        =============       =============      ============      ===========

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares during the period ended June 30, 1997, are presented below.



                                                                         MFS/Foreign
                                                                          & Colonial
                                                                        International     Government
                                                                          Growth and      Securities
                                                                        Income Series       Series
                                                                        --------------- ----------------
Shares sold   .........................................................    1,070,778        2,575,274
Shares issued to shareholders in reinvestment of distributions   ......       48,440        2,083,485
Shares reacquired   ...................................................     (465,889)      (4,441,060)
                                                                          ----------     ------------
 Net increase    ......................................................      653,329          217,699
                                                                          ==========     ============



                                                                             High              Money
                                                                             Yield            Market
                                                                            Series            Series
                                                                        ---------------- ------------------
Shares sold   .........................................................     9,610,194        413,230,286
Shares issued to shareholders in reinvestment of distributions   ......     1,705,882          9,746,864
Shares reacquired   ...................................................    (7,337,416)      (412,787,809)
                                                                         ------------     --------------
 Net increase    ......................................................     3,978,660         10,189,341
                                                                         ============     ==============


                                                                        World Asset
                                                                         Allocation
                                                                           Series
                                                                        -------------
Shares sold   .........................................................   1,988,379
Shares issued to shareholders in reinvestment of distributions   ......     345,265
Shares reacquired   ...................................................    (276,330)
                                                                         ----------
 Net increase (decrease)  .............................................   2,057,314
                                                                         ==========



                                                                                                        Zero Coupon
                                                                             World           World        Series,
                                                                          Governments    Total Return    Portfolio
                                                                            Series          Series         2000
                                                                        ---------------- -------------- ------------
Shares sold   .........................................................       429,561      1,292,588      100,015
Shares issued to shareholders in reinvestment of distributions   ......       477,929         95,674       27,424
Shares reacquired   ...................................................    (1,783,498)       (90,670)    (177,368)
                                                                         ------------      ---------    ----------
 Net increase (decrease)  .............................................      (876,008)     1,297,592      (49,929)
                                                                         ============      =========    ==========

Transactions in Trust shares during the year ended December 31, 1996, are presented below.



                                                                                           MFS/Foreign &
                                                                                              Colonial
                                                                                           International     Government
                                                                                             Growth and      Securities
                                                                                           Income Series       Series
                                                                                           --------------- ----------------
Shares sold ..............................................................................    3,257,415        8,676,674
Shares issued in connection with the acquisition of the Sun Growth Variable Annuity Fund         --               --
Shares issued to shareholders in reinvestment of distributions ...........................       --            1,815,119
Shares reacquired ........................................................................     (605,202)      (8,264,354)
                                                                                             ----------     ------------
 Net increase  ...........................................................................    2,652,213        2,227,439
                                                                                             ==========     ============



                                                                                                 High              Money
                                                                                                Yield             Market
                                                                                                Series            Series
                                                                                           ----------------- ------------------
Shares sold ..............................................................................     14,159,075        753,646,599
Shares issued in connection with the acquisition of the Sun Growth Variable Annuity Fund           --                666,549
Shares issued to shareholders in reinvestment of distributions ...........................      1,441,300         15,990,553
Shares reacquired ........................................................................    (11,510,196)      (643,892,483)
                                                                                            -------------     --------------
 Net increase  ...........................................................................      4,090,179        126,411,218
                                                                                            =============     ==============


                                                                                                                     Zero Coupon
                                                                       World Asset        World           World        Series,
                                                                        Allocation     Governments    Total Return    Portfolio
                                                                          Series         Series          Series         2000
                                                                       ------------- ---------------- -------------- ------------
Shares sold  .........................................................   3,944,274       1,205,318      1,881,285        21,232
Shares issued to shareholders in reinvestment of distributions  ......     102,487       1,907,834         36,211        19,961
Shares reacquired  ...................................................    (573,164)     (2,733,139)      (245,154)      (62,281)
                                                                        ----------    ------------     ----------     ---------
 Net increase (decrease)    ..........................................   3,473,597         380,013      1,672,342       (21,088)
                                                                        ==========    ============     ==========     =========

6. Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1997, is shown on the following pages.


Written Option Transactions -- MFS/Sun Life Foreign & Colonial International Growth and Income Series




                                                               1997 Calls                           1997 Puts
                                                   ----------------------------------   ---------------------------------
                                                   Principal Amounts                    Principal Amounts
                                                     of Contracts                        of Contracts
                                                    (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Deutsche Marks/British Pounds   ...............             547          $   2,097               566         $   7,297
 Japanese Government Bonds    ..................              --                 --           156,000            10,432
 Swiss Francs/Deutsche Marks  ..................             371              1,125               824            10,166
Options written --
 Australian Dollars  ...........................             174              1,175                --                --
 British Pounds   ..............................              --                 --               439             3,313
 Deutsche Marks/British Pounds   ...............              --                 --             1,217             2,041
 Japanese Government Bonds    ..................              --                 --           231,000            13,241
 Japanese Yen  .................................         215,193             18,932                --                --
Options terminated in closing transactions --
 Australian Dollars  ...........................            (174)            (1,175)               --                --
 Deutsche Marks/British Pounds   ...............              --                 --            (1,783)           (9,338)
 Japanese Government Bonds    ..................              --                 --          (296,000)          (17,594)
 Japanese Yen  .................................        (215,193)           (18,932)               --                --
 Swiss Francs/Deutsche Marks  ..................              --                 --              (824)          (10,166)
Options exercised --
 Swiss Francs/Deutsche Marks  ..................            (371)            (1,125)               --                --
Options expired --
 Deutsche Marks/British Pounds   ...............            (547)            (2,097)               --                --
                                                       ---------          ---------         ---------         ---------
Outstanding, end of period    ..................               0          $       0            91,439         $   9,392
                                                       =========          =========         =========         =========
Options outstanding at end of period consist of:
 British Pounds   ..............................              --          $      --               439         $   3,313
 Japanese Government Bonds    ..................              --                 --            91,000             6,079
                                                       ---------          ---------         ---------         ---------
Outstanding, end of period    ..................               0          $       0            91,439         $   9,392
                                                       =========          =========         =========         =========

At June 30, 1997, the MFS/Foreign & Colonial International Growth and Income Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Asset Allocation Series
------------------------------------------------------------

                                                               1997 Calls                            1997 Puts
                                                   -----------------------------------   ----------------------------------
                                                   Principal Amounts                     Principal Amounts
                                                     of Contracts                         of Contracts
                                                    (000 Omitted)         Premiums        (000 Omitted)        Premiums
                                                   -------------------   -------------   ------------------   -------------
Outstanding, beginning of period --
 Japanese Government Bonds    ..................               --         $       --           132,000         $   12,640
Options written --
 Australian Dollars  ...........................            2,121             14,329                --                 --
 Deutsche Marks   ..............................               --                 --            14,907             24,990
 Deutsche Marks/British Pounds   ...............           14,930             47,718                --                 --
 Japanese Government Bonds    ..................               --                 --            35,000              3,357
 Japanese Yen  .................................        1,612,693            120,834           611,583             33,316
 Norwegian Krona/Deutsche Marks  ...............               --                 --            34,067             46,407
 Swiss Francs/Deutsche Marks  ..................           21,200            146,586                --                 --
Options terminated in closing transactions --
 Australian Dollars  ...........................           (2,121)           (14,329)               --                 --
 Deutsche Marks   ..............................               --                 --           (14,907)           (24,990)
 Deutsche Marks/British Pounds   ...............          (14,930)           (47,718)               --                 --
 Japanese Government Bonds    ..................               --                 --          (167,000)           (15,997)
 Japanese Yen  .................................         (521,560)           (76,908)               --                 --
 Swiss Francs/Deutsche Marks  ..................           (5,448)           (36,741)               --                 --
Options expired --
 Japanese Yen  .................................       (1,091,133)           (43,926)               --                 --
                                                      -----------         ----------         ---------         ----------
Outstanding, end of period    ..................           15,752         $  109,845           645,650         $   79,723
                                                      ===========         ==========         =========         ==========
Options outstanding at end of period consist of:
 Japanese Yen  .................................               --         $       --           611,583         $   33,316
 Norwegian Krona/Deutsche Marks  ...............               --                 --            34,067             46,407
 Swiss Francs/Deutsche Marks  ..................           15,752            109,845                --                 --
                                                      -----------         ----------         ---------         ----------
Outstanding, end of period    ..................           15,752         $  109,845           645,650         $   79,723
                                                      ===========         ==========         =========         ==========

At June 30, 1997, the World Asset Allocation Series had sufficient cash and/or securities at least equal to the value of the written options.



Written Option Transactions -- World Governments Series
-------------------------------------------------------

                                                            1997 Calls                            1997 Puts
                                                -----------------------------------   ----------------------------------
                                                Principal Amounts                     Principal Amounts
                                                  of Contracts                         of Contracts
                                                 (000 Omitted)         Premiums        (000 Omitted)        Premiums
                                                -------------------   -------------   ------------------   -------------
Outstanding, beginning of period --
 Deutsche Marks/British Pounds   ............            18,724        $   71,744             39,219        $  608,589
 Swiss Francs/Deutsche Marks  ...............            12,776            38,771             28,241           348,689
Options written --
 Australian Dollars  ........................             3,272            22,102                 --                --
 Deutsche Marks   ...........................                --                --             22,975            38,516
 Italian Lire  ..............................        11,179,772            45,692         11,866,913            46,720
 Japanese Yen  ..............................         4,183,287           424,179                 --                --
Options terminated in closing transactions --
 Australian Dollars  ........................            (3,272)          (22,102)                --                --
 Deutsche Marks   ...........................                --                --            (22,975)          (38,516)
 Deutsche Marks/British Pounds   ............                --                --            (39,219)         (608,589)
 Italian Lire  ..............................       (11,179,772)          (45,692)       (11,866,913)          (46,720)
 Japanese Yen  ..............................        (4,183,287)         (424,179)                --                --
 Swiss Francs/Deutsche Marks  ...............                --                --            (28,241)         (348,689)
Options expired --
 Deutsche Marks/British Pounds   ............           (18,724)          (71,744)                --                --
 Swiss Francs/Deutsche Marks  ...............           (12,776)          (38,771)                --                --
                                                   ------------        ----------       ------------        ----------
Outstanding, end of period    ...............                 0        $        0                  0        $        0
                                                   ============        ==========       ============        ==========

Written Option Transactions -- World Total Return Series
--------------------------------------------------------

                                                               1997 Calls                           1997 Puts
                                                   ----------------------------------   ---------------------------------
                                                   Principal Amounts                    Principal Amounts
                                                     of Contracts                        of Contracts
                                                    (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Deutsche Marks/British Pounds   ...............           1,747          $   6,694             1,807         $  23,292
 Japanese Yen  .................................              --                 --           118,000             9,006
 Swiss Francs/Deutsche Marks  ..................           1,194              3,623             2,639            32,577
Options written --
 Australian Dollars  ...........................             403              2,720                --                --
 British Pounds   ..............................              --                 --             1,110             8,372
 Deutsche Marks   ..............................              --                 --             2,851             4,779
 Japanese Yen  .................................         386,457             38,982           437,000            30,955
Options terminated in closing transactions --
 Australian Dollars  ...........................            (403)            (2,720)               --                --
 Deutsche Marks   ..............................              --                 --            (2,851)           (4,779)
 Deutsche Marks/British Pounds   ...............              --                 --            (1,807)          (23,292)
 Japanese Yen  .................................        (386,457)           (38,982)         (447,000)          (32,057)
 Swiss Francs/Deutsche Marks  ..................              --                 --            (2,639)          (32,577)
Options expired --
 Swiss Francs/Deutsche Marks  ..................          (1,194)            (3,623)               --                --
 Deutsche Marks/British Pounds   ...............          (1,747)            (6,694)               --                --
                                                       ---------          ---------         ---------         ---------
Outstanding, end of period    ..................               0          $       0           109,110         $  16,276
                                                       =========          =========         =========         =========
Options outstanding at end of period consist of:
 British Pounds   ..............................              --          $      --             1,110         $   8,372
 Japanese Yen  .................................              --                 --           108,000             7,904
                                                       ---------          ---------         ---------         ---------
Outstanding, end of period    ..................               0          $       0           109,110         $  16,276
                                                       =========          =========         =========         =========

At June 30, 1997, the World Total Return Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                 Net Unrealized
                                                              Contracts to                        Contracts at    Appreciation
Series                    Transaction   Settlement Date      Deliver/Receive    In Exchange for       Value      (Depreciation)
------------------------- ------------- ----------------- --------------------- ----------------- -------------- ---------------
MFS/Foreign & Colonial    Sales         8/26/97            AUD           477,173   $   370,251      $   360,585    $    9,666
International Growth and                9/30/97-1/07/97    CAD         2,093,080     1,529,572        1,528,958           614
Income Series                           8/26/97-1/07/98    CHF         1,060,527       750,365          737,193        13,172
                                        8/26/97-9/30/97    DEM         4,396,511     2,588,670        2,532,071        56,599
                                        8/26/97-1/07/98    ESP        40,202,522       276,933          273,367         3,566
                                       10/14/97-3/16/98    FRF        22,900,000     4,100,986        3,953,605       147,380
                                       10/14/97-3/16/98    JPY     1,026,000,000     9,297,167        9,191,490       105,677
                                                                                   ------------    ------------    ----------
                                                                                   $18,913,944      $18,577,269    $  336,674
                                                                                   ============    ============    ==========

                          ---------------------------------------------------------------------------------------------------
                          Purchases     9/30/97-1/07/98    CAD         2,105,881   $ 1,536,732      $ 1,536,078    $     (654)
                                        8/26/97            CHF         1,561,291     1,074,931        1,076,512         1,581
                                        8/26/97-1/07/98    DEM         2,143,958     1,261,687        1,239,782       (21,905)
                                        8/16/97-1/07/98    ESP        54,029,950       374,222          367,258        (6,964)
                                         1/7/98            GBP           148,081       245,328          244,919          (409)
                                        8/26/97-10/14/97   JPY       590,246,136     5,153,114        5,229,744        76,630
                                        8/26/97            NLG         1,359,163       717,100          695,228       (21,872)
                                       10/14/97            FRF         7,200,000     1,238,880        1,233,972        (4,908)
                                                                                   ------------    ------------    ----------
                                                                                   $11,601,994      $11,623,493    $   21,499
                                                                                   ============    ============    ==========

At June 30, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements for the MFS/Foreign & Colonial International Growth and Income Series amounted to a net payable of $126,903 with Swiss Bank Corp., $19,836 with Merrill Lynch, and $10,827 with Banker's Trust and a net receivable of $142,802 with SSBL, $89,866 with C.S. First Boston, $14,965 with Deutschebank, and $4,532 with Chase Manhattan Bank at June 30, 1997. Closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $4,500 with Goldman Sachs and $2,255 with J.P. Morgan at June 30, 1997.




                                                                       Contracts to
Series                          Transaction     Settlement Date       Deliver/Receive
------------------------------- ------------- --------------------- -------------------
World Asset Allocation Series   Sales         1/07/98               CAD       2,677,624
                                              8/26/97  -  1/07/98   DEM      29,107,726
                                              1/07/98               FRF      10,921,628
                                              8/26/97               JPY     524,484,702

                                -------------------------------------------------------
                                Purchases     9/30/97               CAD       2,677,624
                                              8/26/97  -  1/07/98   CHF      16,373,020
                                              8/26/97  -  1/07/98   ESP     368,050,138



                                                                 Net Unrealized
                                                  Contracts at    Appreciation
Series                          In Exchange for       Value      (Depreciation)
------------------------------- ----------------- -------------- ---------------
World Asset Allocation Series      $ 1,965,229      $ 1,960,918   $      4,311
                                    17,137,064       16,810,636        326,428
                                     1,885,445        1,882,736          2,709
                                     4,419,132        4,616,514       (197,382)
                                   ------------    ------------   ------------
                                   $25,406,870      $25,270,804   $    136,066
                                   ============    ============   ============

                                   -------------------------------------------
                                   $ 1,954,470      $ 1,950,625   $     (3,845)
                                    11,361,391       11,336,957        (24,434)
                                     2,543,886        2,503,293        (40,593)
                                   ------------    ------------   ------------
                                   $15,859,747      $15,790,875   $    (68,872)
                                   ============    ============   ============

At June 30, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements for the World Asset Allocation Series amounted to a net payable of $778,468 with Swiss Bank Corp., $409,927 with Deutschebank, and $260,625 with Banker's Trust, and a net receivable of $137,292 with C.S. First Boston, $74,103 with Merrill Lynch, and $14,167 with Chase Manhattan Bank at June 30, 1997. Closed forward foreign currency exchange contracts excluded above amounted to a net payable of $55,749 with Goldman Sachs at June 30, 1997.

                                                                   Contracts to
Series                     Transaction     Settlement Date        Deliver/Receive
-------------------------- ------------- --------------------- ---------------------
World Governments Series   Sales         8/26/97               AUD         4,804,641
                                         9/30/97               CAD         9,289,749
                                         8/26/97  -  9/30/97   DEM        48,521,263
                                         8/26/97  -  1/07/98   ESP     1,364,478,439

                           ----------------------------------------------------------
                           Purchases     9/30/97  -  1/07/98   CAD        15,059,595
                                         1/07/98               CHF         9,304,417
                                         9/30/97  -  1/07/98   DEM        52,580,481
                                         8/26/97               ECU         1,154,000
                                         1/07/98               ESP       360,608,978
                                         1/07/98               GBP         3,801,074
                                         8/26/97               JPY        81,975,547
                                         8/26/97               NLG        25,021,254



                                                            Net Unrealized
                                             Contracts at    Appreciation
Series                     In Exchange for       Value      (Depreciation)
-------------------------- ----------------- -------------- ---------------
World Governments Series      $ 3,728,041      $ 3,630,733    $   97,308
                                6,773,320        6,767,498         5,822
                               28,569,439       27,971,208       598,231
                                9,416,309        9,292,592       123,717
                              ------------    ------------    ----------
                              $48,487,109      $47,662,031    $  825,078
                              ============    ============    ==========

                              -------------------------------------------
                              $11,001,949      $11,006,487    $    4,538
                                6,591,862        6,519,968       (71,894)
                               30,916,813       30,462,738      (454,075)
                                1,325,946        1,302,773       (23,173)
                                2,480,680        2,456,108       (24,572)
                                6,297,277        6,286,782       (10,495)
                                  666,912          721,549        54,637
                               13,201,320       12,798,672      (402,648)
                              ------------    ------------    ----------
                              $72,482,759      $71,555,077    $ (927,682)
                              ============    ============    ==========

At June 30, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements for the World Governments Series amounted to a net payable of $609,898 with C.S. First Boston, of $368,160 with Banker's Trust, of $357,077 with Swiss Bank Corp., and of $197,285 with Deutschebank, and a net receivable of $495,935 with Merrill Lynch, and of $176,130 with Chase Manhattan Bank at June 30, 1997. Closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $163,549 with Goldman Sachs and $26,335 with Morgan Stanley at June 30, 1997.


                                                                   Contracts to
Series                      Transaction     Settlement Date       Deliver/Receive
--------------------------- ------------- --------------------- -------------------
World Total Return Series   Sales         8/26/97               AUD         937,892
                                          1/07/98               CAD       1,229,592
                                          8/26/97  -  1/07/98   CHF       2,303,984
                                          8/26/97               DEM       3,749,393

                            --------------------------------------------------------
                            Purchases     9/30/97  -  1/07/98   CAD       1,019,590
                                          1/07/98               DEM       3,866,471
                                          8/26/97  -  1/07/98   ESP      92,242,675
                                          1/07/98               GBP         389,079
                                          8/26/97               JPY     111,810,656
                                          8/26/97               NLG       3,239,009



                                                             Net Unrealized
                                              Contracts at    Appreciation
Series                      In Exchange for       Value      (Depreciation)
--------------------------- ----------------- -------------- ---------------
World Total Return Series      $  727,734       $  708,739    $    18,995
                                  902,325          900,473          1,852
                                1,631,216        1,608,312         22,904
                                2,221,827        2,158,429         63,398
                               -----------      -----------   -----------
                               $5,483,102       $5,375,953    $   107,149
                               ===========      ===========   ===========

                               ------------------------------------------
                               $  746,507       $  745,588    $      (919)
                                2,276,806        2,248,585        (28,221)
                                  634,686          628,225         (6,461)
                                  644,587          643,516         (1,071)
                                  897,090          984,157         87,067
                                1,708,915        1,656,792        (52,123)
                               -----------      -----------   -----------
                               $6,908,591       $6,906,863    $    (1,728)
                               ===========      ===========   ===========

At June 30, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements for the World Total Return Series amounted to a net payable of $187,401 with Swiss Bank Corp., and of $71,703 with Banker's Trust, and a net receivable of $116,449 with C.S. First Boston, of $9,696 with Deutschebank, of $5,505 with Chase Manhattan Bank, and of $2,093 with Merrill Lynch at June 30, 1997. Closed forward foreign currency exchange contracts excluded above amounted to a net payable of $3,507 with Morgan Stanley and a net receivable of $13,728 with Goldman Sachs at June 30, 1997.

At June 30, 1997, each Series had sufficient cash and/or securities to cover any commitments under these contracts. See page 19 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

Futures Contracts -- Government Securities Series
--------------------------------------------------


                                                                      Unrealized
Description             Expiration         Contracts     Position     Depreciation
---------------------   ----------------   -----------   ----------   -------------
U.S. Treasury Bonds     September 1997       132          Long        (212,501)

At June 30, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.


7. Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At June 30, 1997, the High Yield Series, World Asset Allocation Series, and World Total Return Series owned the following restricted securities (consisting of 0.19%, 0.50%, 0.06%, of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.



                                                                           Date of       Shares/
Series                          Description                              Acquisition   Par Amount     Cost      Value
------------------------------- ---------------------------------------- ------------- ------------ ---------- ---------
High Yield Series               Atlantic Gulf Communities Corp.             9/25/95           30      $   --     $    191
                                Merrill Lynch Mortgage Investors, Inc.      6/22/94      500,000       346,563    434,219
                                                                                                     ---------  ---------
                                                                                                      $346,563   $434,410
                                                                                                     =========  =========
World Asset Allocation Series   Hong Leong Finance                          11/1/96       60,000      $211,811   $170,445
                                Jarvis Hotels PLC                            7/2/96      163,000       419,353    376,922
                                                                                                     ---------  ---------
                                                                                                      $631,164   $547,367
                                                                                                     =========  =========
World Total Return Series       Bank Handlowy Warsza                        6/18/97        3,000      $ 32,430   $ 34,559
                                                                                                     =========  =========

8. Acquisition
At the close of business on December 18, 1996, the Money Market Series acquired all of the assets and liabilities of Sun Growth Variable Annuity Fund, Inc. The acquisition was accomplished by a tax free exchange of 666,549 shares of the Money Market Series (valued at $666,549) for 172,642 shares of Sun Growth Variable Annuity Fund's net assets on that date ($666,549), which were combined with those of the Money Market Series. The aggregate net assets of the Money Market Series after the acquisition were $409,110,729.

Independent Auditors' Report

To the Trustees of MFS/Sun Life Series Trust and Shareholders of The Portfolios of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS/Foreign & Colonial International Growth & Income Series, Government Securities Series, High Yield Series, Money Market Series, World Asset Allocation Series, World Governments Series, World Total Return Series, and Zero Coupon Series, Portfolio 2000, (each a portfolio of MFS/Sun Life Series Trust) as of June 30, 1997, the related statements of operations for the period then ended, the statements of changes in net assets for the period then ended and the year ended December 31, 1996, and the financial highlights for the period ended June 30, 1997 and each of the periods in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 8, 1997




























                 ---------------------------------------------
This MFS/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus and semiannual report for the product being sold.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts


J. KERMIT BIRCHFIELD, Trustee
Chairman, Display Tech, Inc. (manufacturer of liquid crystal display technology)
Gloucester, Massachusetts


WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video franchise)
Dallas, Texas


DAVID D. HORN*, Trustee
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts


GARTH MARSTON, Trustee
Retired Chairman, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS, Trustee
Retired Vice Chairman, The Gillette Company,
Boston, Massachusetts

Officers+
W. THOMAS LONDON, Treasurer
MARK E. BRADLEY, Assistant Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
JAMES R. BORDEWICK, JR., Assistant Secretary


Portfolio Managers+

STEPHEN C. BRYANT
GEOFFREY L. KURINSKY
JUNE SCOTT
BERNARD SCOZZAFAVA
FREDERICK J. SIMMONS
D. RICHARD SMITH
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
IAN K. WRIGHT

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617















*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                     SUN-3-B 8/97 184M